                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             SCHEDULE 14A AMENDMENT

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-12

                          VERMONT PURE HOLDINGS, LTD.
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[ ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

       Common Stock, $.001 par value

   2) Aggregate number of securities to which transaction applies:

       21,396,901(a)

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       $3.50(a)

   4) Proposed maximum aggregate value of transaction:  82,249,687.44(a)

   5) Total fee paid:  $16,449.96(a)

       (a) As of June 22, 2000, there were 10,289,758 shares outstanding of common stock, par value $.001 ("Common Stock"), of Vermont Pure Holdings, Ltd. The filing fee was paid with preliminary proxy materials filed on June 23, 2000 on a confidential basis pursuant to Rule 14a-6(e)(2). The fee was determined by multiplying the aggregate number of securities to which this transaction applies (comprised of the number of shares outstanding plus 11,107,143, which together equal the number of shares of common stock to be issued in connection with the business combination) by $3.844 (the average high and low price of the Common Stock for the five business days prior to the filing) to get the proposed maximum aggregate value of the transaction of $82,249,687.44. The filing fee, calculated in accordance with Regulation 240.0-11 under the Securities Exchange Act of 1934, as amended, equals one fiftieth of one percent of the maximum aggregate value of the transaction.

[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:
   4) Date Filed:
--------------------------------------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS

           BUSINESS COMBINATION PROPOSED: YOUR VOTE IS VERY IMPORTANT

     The board of directors of Vermont Pure Holdings, Ltd. and the board of directors of Crystal Rock Spring Water Company have agreed upon a transaction that will combine Vermont Pure and Crystal Rock. To facilitate the business combination, Vermont Pure has formed VP Merger Parent, Inc., which will be a new publicly-traded parent holding company that will own both the existing Vermont Pure and Crystal Rock.

     Completion of the business combination is subject to approval of the shareholders of Vermont Pure. A special meeting for the shareholders of Vermont Pure has been scheduled to vote on the merger agreement. The special meeting will take place on October 5, 2000. Only shareholders of record of Vermont Pure common stock as of August 30, 2000, are entitled to attend and vote at the meeting. This proxy statement/prospectus serves several purposes:

     - It gives you detailed information about the proposed merger agreement;

     - It is a proxy statement that Vermont Pure is using to solicit proxies for use at the Vermont Pure special meeting of shareholders; and

     - It is a prospectus relating to the issuance of VP Merger Parent common stock and options in connection with the agreement and plan of merger and contribution.

     A copy of the merger agreement is included as appendix A. You should read this entire document, including the appendices and exhibits, carefully. Your vote is very important. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the merger agreement and the other matters on the agenda for the meeting.

     For a more complete description of this transaction, see "Special Meeting of Shareholders" beginning on page 18.

     FOR A DISCUSSION OF THE MATERIAL RISKS INVOLVED IN CONNECTION WITH THE TRANSACTION, SEE "RISK FACTORS" BEGINNING ON PAGE 13.

     On August 30, 2000, Vermont Pure common stock, $.001 par value, which is traded on the American Stock Exchange under the trading symbol "VPS," closed at $3.56 per share.
                            ------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     This proxy statement/prospectus is dated September 6, 2000 and is being mailed to shareholders of Vermont Pure on or about September 8, 2000.

                               SUMMARY TERM SHEET

     This summary term sheet is designed to provide you with a summary description of the material aspects of the proposed business combination described in this proxy statement/prospectus. You should also review the proxy statement/prospectus, and the appendices to it, so that you may gain a more complete understanding of the proposed business combination and its anticipated effect on you and on Vermont Pure Holdings, Ltd.

-- DESCRIPTION OF THE PROPOSED BUSINESS COMBINATION (SEE PAGE 20)

     Under the agreement and plan of merger and contribution, sometimes referred to as the merger agreement, that the parties signed on May 5, 2000, as amended, a wholly-owned subsidiary of VP Merger Parent will merge with the existing Vermont Pure. When the business combination occurs, VP Merger Parent will be renamed Vermont Pure Holdings, Ltd. The existing Vermont Pure will be renamed Diamond Acquisition Corp. and will be a wholly-owned subsidiary of VP Merger Parent. At that time, each share of common stock of existing Vermont Pure will be automatically converted into one share of VP Merger Parent common stock, which will be publicly traded.

     At the same time, the shareholders of Crystal Rock will contribute all of the outstanding shares of Crystal Rock common stock to VP Merger Parent in exchange for consideration of at least $63,200,000, consisting of not less than $9,500,000 in cash, VP Merger Parent's 12% subordinated promissory notes due 2007 in the amount of $22,600,000 and shares of VP Merger Parent's common stock valued at $31,100,000 for purposes of this transaction.

     When the transaction is complete, VP Merger Parent will own 100% of the outstanding stock of existing Vermont Pure and 100% of the outstanding stock of Crystal Rock.

-- OWNERSHIP OF VP MERGER PARENT FOLLOWING THE BUSINESS COMBINATION (SEE PAGE
   37)

     VP Merger Parent will be known as Vermont Pure Holdings, Ltd. immediately following the transaction. Its shareholders will be the current Vermont Pure shareholders and the current Crystal Rock shareholders. Depending on the market value of Vermont Pure common stock at the time of the closing, Crystal Rock shareholders, consisting of members of the Baker family and related family trust, will own between 49.0% to approximately 51.9% of the outstanding common stock of VP Merger Parent. The existing Vermont Pure shareholders will own the remaining shares of VP Merger Parent.

-- MANAGEMENT OF VP MERGER PARENT FOLLOWING THE BUSINESS COMBINATION (SEE PAGE
   38)

     After the transaction, the board of directors of VP Merger Parent will consist of nine directors: Henry E. Baker, Peter K. Baker, Ross S. Rapaport and all of the current Vermont Pure directors except for Frank McDougall and Richard Worth.

-- CLOSING AND EFFECTIVE DATE OF THE BUSINESS COMBINATION (SEE PAGE 22)

     Completion of the transaction is expected to close and become effective within one business day following approval of the merger by our shareholders.

-- LISTING OF OUR COMMON STOCK (SEE PAGE 42)

     The share of VP Merger Parent common stock issued in connection with the business combination will be listed on the American Stock Exchange and will continue to be listed under the symbol "VPS."

                          VERMONT PURE HOLDINGS, LTD.
                ROUTE 66, P.O. BOX C, CATAMOUNT INDUSTRIAL PARK
                            RANDOLPH, VERMONT 05060
                                 (802) 728-3600
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 5, 2000

                            ------------------------

TO OUR SHAREHOLDERS:

     A special meeting of shareholders of Vermont Pure Holdings, Ltd. will be held on October 5, 2000 at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts, commencing at 10:00 a.m., local time, for the following purposes:

          1. To consider and vote upon a proposal to approve and adopt the agreement and plan of merger and contribution dated as of May 5, 2000, as amended, among Vermont Pure Holdings, Ltd., VP Merger Parent, Inc., VP Acquisition Corp., Crystal Rock Spring Water Company and the stockholders of Crystal Rock, as more fully described in the accompanying proxy statement and in appendix A. If the transaction is approved by our shareholders, each share of common stock of existing Vermont Pure will be automatically converted into one share of VP Merger Parent common stock.

          2. To consider and vote upon a proposal to amend the 1998 Stock Option Plan of Vermont Pure as more fully described in the accompanying proxy statement and in appendix C. If the amendment is approved, the number of shares covered by the plan will increase from 500,000 to 1,500,000.

          3. To consider and vote upon a proposal to adjourn the special meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve Items 1 and 2 or either of them.

     The persons named as proxies shall have discretionary authority to vote on any matter which the board of directors of Vermont Pure did not know, a reasonable time before the meeting, would be presented at the meeting, as well as on matters incident to the conduct of the meeting.

     Shareholders of record as of the close of business on August 30, 2000 will be entitled to notice of, and to vote at, the special meeting and any adjournments thereof. All shareholders are cordially invited to attend the meeting.

     YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT/PROSPECTUS, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTIONS TO BE TAKEN AT THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE. YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Bruce S. MacDonald
                                          Secretary

September 8, 2000
Randolph, Vermont

                         FINDING IMPORTANT INFORMATION

     This proxy statement/prospectus contains important information about Vermont Pure and Crystal Rock and the proposed business combination that you should read and consider carefully before you vote your shares. The principal sections of this document are located at the pages referenced in the table of contents below. Some of the documents related to this transaction are included as appendices to this document.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY
  The Companies Involved in the Business Combination........    1
  Approval Necessary for the Business Combination...........    1
  Special Meeting of Vermont Pure Shareholders..............    1
  Additional Considerations.................................    1
Selected Historical Financial Data of Vermont Pure Holdings,
  Ltd.......................................................    5
Selected Historical Financial Data of Crystal Rock Spring
  Water Company.............................................    7
Selected Pro Forma Combined Financial Data..................    9
Comparative and Pro Forma Per Share Financial Data..........   11
Market Prices and Dividend Policies.........................   12
RISK FACTORS................................................   13
WHERE YOU CAN FIND MORE INFORMATION.........................   17
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING
  INFORMATION...............................................   17
SPECIAL MEETING OF SHAREHOLDERS.............................   18
ITEM 1. PROPOSAL TO APPROVE THE BUSINESS COMBINATION........   20
  General...................................................   20
  Vermont Pure Shares to be Converted.......................   21
  Treatment of Vermont Pure Stock, Options and Warrants.....   21
  Representations and Warranties............................   21
  Conduct of Business Pending the Business Combination......   21
  Conditions to the Business Combination....................   22
  Closing and Effective Time................................   22
  Exchange of Crystal Rock Certificates.....................   22
  Formula Pricing...........................................   23
  Background of the Business Combination....................   23
  Opinion of Duff & Phelps LLC..............................   25
  Vermont Pure's Reasons for the Business Combination.......   30
  Crystal Rock's Reasons for the Business Combination.......   31
  Conflicts of Interest of Mr. Fallon and Others............   31
  Interests of Crystal Rock's Management and Certain
     Shareholders in the Business Combination...............   34
  Crystal Rock Related Party Transactions...................   36
OWNERSHIP OF VP MERGER PARENT FOLLOWING THE BUSINESS
  COMBINATION...............................................   37
MANAGEMENT OF VP MERGER PARENT FOLLOWING THE BUSINESS
  COMBINATION...............................................   38
INDEBTEDNESS WE WILL INCUR IN CONNECTION WITH THE BUSINESS
  COMBINATION...............................................   39
  Senior Debt...............................................   39
  12% Subordinated Promissory Notes due 2007................   41
RESALE OF VP MERGER PARENT COMMON STOCK AND AMERICAN STOCK
  EXCHANGE LISTING..........................................   42

                                                              PAGE
                                                              ----
NO DISSENTER'S RIGHTS FOR VERMONT PURE'S SHAREHOLDERS.......   43
MATERIAL FEDERAL INCOME TAX CONSEQUENCES....................   43
ACCOUNTING TREATMENT........................................   44
ITEM 2. PROPOSAL TO AMEND THE 1998 INCENTIVE AND
  NON-STATUTORY STOCK OPTION PLAN...........................   45
  Action to be Considered...................................   45
  Description of the 1998 Plan..............................   45
  New Plan Benefits.........................................   47
ITEM 3. PROPOSAL TO ADJOURN THE VERMONT PURE SPECIAL MEETING
  TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY....   48
INFORMATION CONCERNING VERMONT PURE HOLDINGS, LTD. .........   49
  Business..................................................   49
  Industry Background.......................................   49
  Our Background............................................   49
  Description of Water Sources..............................   50
  Products..................................................   51
  Marketing.................................................   51
  Slotting Fees.............................................   52
  Advertising and Promotion.................................   52
  Sales and Distribution....................................   52
  Competition...............................................   53
  Intellectual Property.....................................   54
  Packaging.................................................   54
  Supplies..................................................   54
  Seasonality...............................................   55
  Government Regulation.....................................   55
  Employees.................................................   55
  Property..................................................   55
  Legal Proceedings.........................................   56
DIRECTORS AND OFFICERS OF VERMONT PURE......................   57
  Biographical..............................................   57
  Executive Compensation....................................   58
  Aggregate Year-End Option Value...........................   59
  Employment Agreements.....................................   59
  Director Compensation.....................................   60
  Compensation Committee, Interlocks and Insider
     Participation..........................................   60
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS OF VERMONT
  PURE......................................................   61
  Amount and Nature of Beneficial Ownership.................   61
  Employee Stock Purchase Plan..............................   61
VERMONT PURE'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............   62
  Results of Operations.....................................   62
  Liquidity and Capital Resources...........................   63
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET
  RISK......................................................   68
DESCRIPTION OF VP MERGER PARENT COMMON STOCK................   69
  Common Stock..............................................   69
  Preferred Stock...........................................   69
  Corporate Provisions......................................   69

                                                              PAGE
                                                              ----
INFORMATION CONCERNING CRYSTAL ROCK SPRING WATER COMPANY....   71
  The Company...............................................   71
  Business..................................................   71
  Company Background........................................   71
  Description of Water Sources..............................   72
  Products..................................................   72
  Marketing.................................................   73
  Slotting Fees.............................................   73
  Advertising and Promotion.................................   73
  Sales and Distribution....................................   73
  Competition...............................................   73
  Intellectual Property.....................................   74
  Packaging.................................................   74
  Supplies..................................................   74
  Seasonality...............................................   74
  Government Regulation.....................................   74
  Employees.................................................   75
  Property..................................................   75
  Legal Proceedings.........................................   75
DIRECTORS AND OFFICERS OF CRYSTAL ROCK......................   76
  Biographical..............................................   76
  Compensation of Crystal Rock's Officers and Directors.....   77
  Crystal Rock Employment Agreements and Certain
     Transactions...........................................   77
VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS OF CRYSTAL
  ROCK......................................................   78
CRYSTAL ROCK'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............   79
  Overview..................................................   79
  Significant Events........................................   79
  Results of Operations.....................................   79
  Liquidity and Capital Resources...........................   80
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET
  RISK......................................................   83
COMPARISON OF RIGHTS OF SHAREHOLDERS........................   83
  Notice of Business at a Meeting of the Stockholders.......   83
  No Action by Consent......................................   84
  Nomination of Directors...................................   84
  Summary Comparisons.......................................   84
LEGAL MATTERS...............................................   85
EXPERTS.....................................................   85
COMMISSION POSITION ON INDEMNIFICATION......................   85
VERMONT PURE AND CRYSTAL ROCK UNAUDITED PRO FORMA COMBINED
  FINANCIAL STATEMENTS......................................   86
INDEX TO FINANCIAL STATEMENTS...............................  F-1

Appendix A   Agreement and Plan of Merger and Contribution...............  A-1
  Exhibit A  Form of Certificate of Merger
  Exhibit B  Certificate of Incorporation of Parent
  Exhibit C  By-laws of Parent
  Exhibit D  Table of Cash, Parent Stock and Subordinated Notes Payable
             to each of the Stockholders
  Exhibit N  Form of Lock-Up Agreement
Appendix B   Opinion of Duff & Phelps LLC................................  B-1
Appendix C   1998 Incentive and Non-Statutory Stock Option Plan, as        C-1
             amended.....................................................

                                    SUMMARY

     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the transaction fully, and for more complete descriptions of the terms of the transaction, you should read carefully this entire document and the documents to which we refer you. Please also refer to the section entitled "Where You Can Find More Information" on page 17 for sources of additional information.

-- THE COMPANIES INVOLVED IN THE BUSINESS COMBINATION (SEE PAGES 48 AND 70)

VERMONT PURE HOLDINGS, LTD.
Route 66, P.O. Box C, Catamount Industrial Park
Randolph, Vermont 05060
(802) 728-3600

     We are a bottler and distributor of natural spring water. Our primary business is the marketing of Vermont Pure and Hidden Springs branded natural spring water to retail and home and office delivery markets in New England, New York and New Jersey as well as in the Mid-Atlantic and Mid-Western states.

CRYSTAL ROCK SPRING WATER COMPANY
1050 Buckingham Street
Watertown, Connecticut 06795
(800) 525-0070

     Crystal Rock is a bottled water manufacturer focusing on the still, non-carbonated segment of the bottled water industry. Crystal Rock's primary business is the marketing and distribution of Crystal Rock brand of purified and mineralized drinking water to the home and office delivery markets. Crystal Rock also sells coffee and other refreshment products and vending services in Connecticut, New York and Massachusetts.

-- APPROVAL NECESSARY FOR THE BUSINESS COMBINATION (SEE PAGE 19)

     The business combination must be approved by the shareholders of Vermont Pure at the special meeting described below. The board of directors and the shareholders of Crystal Rock have already approved the transaction.

-- SPECIAL MEETING OF VERMONT PURE SHAREHOLDERS (SEE PAGE 18)

     Time, Date, Place and Purpose. We will hold a special meeting of our shareholders on October 5, 2000 at 10:00 a.m., local time, at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts. At the meeting, our shareholders will vote on the merger agreement and the proposals to amend the Vermont Pure option plan and to adjourn the special meeting if necessary to permit the solicitation of additional proxies if there do not appear to be sufficient votes to approve the other matters on the agenda.

ADDITIONAL CONSIDERATIONS

-- CONFLICTS OF INTEREST OF MR. FALLON AND OTHERS (SEE PAGE 31)

     In considering our board's recommendations that you vote in favor of the transaction, you should be aware that certain of our officers and directors may have interests in the transaction, that are different from, or in addition to, your interests in the transaction. For example, Timothy G. Fallon, our Chief Executive Officer, President and Chairman of the Board, has direct conflict of interest (1) in making his recommendation and (2) in voting to approve the merger and to approve the transaction. Additionally, Bruce S. MacDonald, our Chief Financial Officer and Secretary, and members of the board may have the same conflicts of interest. Upon completion of the transaction, Messrs. Fallon and MacDonald will have employment agreements with VP Merger Parent which provide for the grant of options and bonuses.

     Under his new employment agreement, Mr. Fallon will: (1) receive a $45,000 increase over his current salary, (2) be eligible to receive incentive bonuses of up to $200,000, (3) be eligible for three, one-time special bonuses totaling $125,000, and (4) receive stock options for the purchase of 500,000 shares of VP Merger Parent common stock exercisable at fair market value. Pursuant to Mr. MacDonald's new employment agreement, he will: (1) receive a $5,000 increase over his current salary, (2) be eligible to receive incentive bonuses of up to $75,000, and (3) receive stock options for the purchase of 100,000 shares of VP Merger Parent common stock exercisable at fair market value. In addition, our officers and directors are entitled to indemnification by Vermont Pure and are covered by liability insurance for their actions as directors and officers.

-- INTERESTS OF CRYSTAL ROCK'S MANAGEMENT AND SHAREHOLDERS IN THE BUSINESS
   COMBINATION (SEE PAGE 34)

     Henry E. Baker, Peter K. Baker and John B. Baker have interests in the business combination that are different from, or in addition to, your interests in the transaction. For example, each of the Bakers will receive consideration for their shares of Crystal Rock, and each of them will have employment agreements with VP Merger Parent. In addition, as described above, Henry E. Baker, as Trustee, will acquire and leaseback to Crystal Rock that company's bottling facility in Watertown, Connecticut, and Henry E. Baker will lease real estate in Stamford, Connecticut to Crystal Rock.

-- CONDITIONS TO THE BUSINESS COMBINATION (SEE PAGE 22)

     Completion of the transaction depends upon the satisfaction or waiver of a number of conditions.

-- ACCOUNTING TREATMENT (SEE PAGE 44)

     The merger and contribution will be accounted for as a purchase.

-- FAIRNESS OPINION OF DUFF & PHELPS LLC (SEE PAGE 25)

     In deciding to approve the business combination, we considered the opinion of Duff & Phelps LLC that the aggregate consideration paid for all of the outstanding stock of Crystal Rock is fair, from a financial point of view, to us and our stockholders. This opinion is attached as appendix B to this proxy statement/prospectus.

-- DIVIDENDS AFTER THE BUSINESS COMBINATION (SEE PAGE 12)

     We have never paid dividends since our inception in 1990 and do not anticipate paying cash dividends on our common stock in the foreseeable future. We currently intend to retain future earnings to finance our operations and fund the growth of our business, including through acquisitions. In addition, our loan agreement with Webster Bank prohibits our paying dividends.

-- FEDERAL INCOME TAX CONSEQUENCES (SEE PAGE 43)

     Based on an opinion issued to us by Foley, Hoag & Eliot LLP, our special tax counsel, we expect that the merger will be treated for United States federal income tax purposes as part of a transaction described in Section 351 of the Internal Revenue Code or will constitute a reorganization or a part of a reorganization within the meaning of Section 368(a) of the Code. Counsel has opined that as a general matter none of our stockholders, VP Merger Parent, Vermont Pure and VP Acquisition Corp. will recognize any gain or loss for federal income tax purposes as a result of the business combination.

-- DIFFERENCE IN SHAREHOLDERS' RIGHTS (SEE PAGE 82)

     The rights of Vermont Pure shareholders will change in some respects because of the business combination. Although VP Merger Parent and we are both Delaware corporations, there are some differences in the certificates of incorporation and by-laws of the two companies. Those differences might be considered to make it more difficult for an outside group to gain control of VP Merger Parent. Upon completion of the merger, your rights as a shareholder of VP Merger Parent will be governed by Delaware General Corporation Law and by VP Merger Parent's Certificate of Incorporation and by-laws.

-- REGULATORY APPROVALS (SEE PAGE 22)

     There are no federal or state regulatory requirements that must be complied with, or approvals that must be obtained, to complete the business combination.

-- FORMULA PRICING (SEE PAGE 23)

     The consideration that Crystal Rock will receive in connection with the business combination consists of cash, promissory notes, and shares of VP Merger Parent common stock. The number of shares of VP Merger Parent common stock will be determined, in part, on a formula based on the price of the existing Vermont Pure common stock during the period prior to the closing of the transaction. The formula allows for a range of possible prices between $2.80 and $3.15 per share. Based on available information as of August 30, 2000, the number of shares would be calculated as follows: $31,100,000/$3.15 per share = 9,873,016 shares. At the lowest end of the range, $2.80 per share, the Crystal Rock stockholders would receive 11,107,143 shares. Neither party to the merger agreement has the right to terminate the merger agreement by reason of the stock price of Vermont Pure.

-- EFFECT OF THE BUSINESS COMBINATION ON VERMONT PURE OPTIONS AND WARRANTS (SEE
   PAGE 21)

     Vermont Pure stock options and warrants will be converted into options or warrants to purchase the same number of shares, on the same terms, of VP Merger Parent common stock. For example, if you have the option to buy 100 shares of Vermont Pure stock at $2.50 per share, after the transaction you will have the right to buy 100 shares of VP Merger Parent common stock at $2.50 per share.

-- OTHER MATTERS TO BE VOTED ON AT THE SPECIAL MEETING (SEE PAGE 44)

     In connection with the merger and contribution, some of the employees of Vermont Pure and Crystal Rock will be entitled to receive options to purchase VP Merger Parent common stock. To make that possible, we are asking the shareholders of Vermont Pure to amend the Vermont Pure 1998 Stock Option Plan to increase the number of shares of stock covered by the plan, which is being assumed by VP Merger Parent. However, if the shareholders do not approve the amendment to increase the shares covered by the stock option plan, but do approve the transaction, then the parties will still proceed with the merger and contribution.

     Also, we are asking the shareholders of Vermont Pure to approve an adjournment to the special meeting to permit us to solicit additional proxies in favor of the matters to be presented at the meeting if there do not appear to be sufficient votes to pass them at the time of the meeting.

     Under Delaware law, only the specific matters included in a notice of the meeting and procedural motions regarding the conduct of the meeting may be presented for shareholder approval at a special meeting. We do not expect to ask you to vote on any other matters at the special meeting. However, if a motion is made to take some other action, including a procedural action such as to adjourn the meeting, you may also be asked to vote on such action at the special meeting. If you send your proxy card to us for use at the special meeting and do not revoke that proxy, we will have authority to vote your shares in our discretion with regard to any such other motion or action that may arise. See "The Special Meeting."

-- SENDING IN YOUR PROXY OR ABSTAINING FROM VOTING (SEE PAGE 19)

     Vermont Pure will count a properly executed proxy marked "ABSTAIN" for purposes of determining whether there is a quorum, and the shares represented by that proxy will be voted to abstain at the special meeting. If you fail to give instructions to a broker who holds your shares in "street name" but does not have discretion to vote your shares, and the broker submits a so-called "non-voted" with respect to your shares, those shares will be counted for quorum purposes but not voted. Because the affirmative vote of a majority of the votes eligible to be cast by all Vermont Pure shareholders is required for approval of the merger agreement, if you mark your proxy "ABSTAIN" or your broker submits a "non-vote" for your shares, that will have the effect of a "NO" vote for purposes of approving the merger agreement.

     For the other items on the agenda, votes to "ABSTAIN" and broker "non-votes" will be counted for quorum purposes but only abstentions will count as votes cast. For those items, a majority of the votes present or represented at the meeting and cast must be voted "FOR" those items to approve them.

-- TREATMENT OF SHARES HELD IN "STREET NAME" (SEE PAGE 19)

     Unless your broker has discretionary authority to vote your shares, your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

-- ACTION TO TAKE NOW (SEE PAGE 19)

     Just sign your proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting.

-- CHANGING YOUR VOTE (SEE PAGE 20)

     Just send in a later dated, signed proxy card before your special meeting or attend the special meeting in person and vote.

SELECTED HISTORICAL FINANCIAL DATA OF VERMONT PURE HOLDINGS, LTD.

     The following table contains selected historical financial data of Vermont Pure. This data is qualified by the more detailed consolidated financial statements and the notes to those financial statements included in this proxy statement/prospectus beginning on page F-1. The consolidated statement of earnings data for the last five fiscal years ended October 31 and the consolidated balance sheet data as of the end of each fiscal year are derived from our financial statements which were audited by Feldman Sherb & Co., P.C. of New York City. Their report is included in this proxy statement/prospectus beginning on page F-2.

     The consolidated statement of earnings data for the six months ended May 1, 1999 and April 30, 2000 and the consolidated balance sheet data as of May 1, 1999 and April 30, 2000 are derived from unaudited financial statements. The unaudited financial statements include all adjustments (consisting only of normal recurring adjustments consistently applied in accordance with generally accepted accounting principles) that we consider necessary for a fair presentation of the results of operations for these periods. The following data should be read together with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements, the notes to those financial statements and other financial information pertaining to us included elsewhere in this proxy statement/prospectus.

                                                       YEAR ENDED                             SIX MONTHS ENDED
                                --------------------------------------------------------    --------------------
                                OCT. 28,    OCT. 26,    OCT. 25,    OCT. 31,    OCT. 30,    MAY 1,     APRIL 30,
                                  1995        1996        1997        1998        1999       1999        2000
                                --------    --------    --------    --------    --------    -------    ---------
                                        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Net sales.....................  $ 8,517     $11,879     $17,685     $29,169     $31,396     $13,680     $14,648
Gross profit..................  $ 3,447     $ 5,717     $10,041     $17,619     $19,654     $ 8,696     $ 9,104
Income (loss) from
  operations..................  $(2,063)    $(1,010)    $   838     $ 2,064     $ 2,635     $   992     $   281
Net income (loss).............  $(2,804)    $(1,267)    $ 1,067     $ 2,859     $ 3,399     $   511     $  (180)
Net income (loss) per share --
  basic.......................  $  (.30)    $  (.13)    $   .11     $   .28     $   .33     $   .05     $  (.02)
Weighted average shares used
  in computation -- basic.....    9,345       9,678       9,771      10,248      10,279      10,255      10,290
Net income (loss) per share --
  diluted.....................  $  (.30)    $  (.13)    $   .11     $   .26     $   .31     $   .05     $  (.02)
Weighted average shares used
  in computation -- diluted...    9,345       9,678       9,806      10,927      10,791      10,876      10,290
EBITDA(1).....................  $(1,947)    $  (294)    $ 1,996     $ 3,934     $ 4,736     $ 1,962     $ 1,805


                                                         AS OF                                     AS OF
                                --------------------------------------------------------    --------------------
                                OCT. 28,    OCT. 26,    OCT. 25,    OCT. 31,    OCT. 30,    MAY 1,     APRIL 30,
                                  1995        1996        1997        1998        1999       1999        2000
                                --------    --------    --------    --------    --------    -------    ---------
                                                     (IN THOUSANDS)                             (UNAUDITED)
CONSOLIDATED BALANCE SHEET
  DATA:
Cash and cash
  equivalents(2)..............  $ 1,543     $   783     $    94     $   161     $   367     $   627     $ 1,563
Working capital(3)............  $ 1,847     $   319     $   257     $   735     $ 3,028     $ 2,953     $ 6,300
Total assets..................  $ 9,267     $ 9,971     $16,546     $26,173     $33,834     $28,165     $41,109
Long-term debt................  $ 1,882     $ 2,878     $ 6,500     $11,316     $14,418     $13,546     $20,466
Total shareholders' equity....  $ 5,794     $ 4,526     $ 6,642     $ 9,965     $13,481     $10,519     $13,302

                                                           YEAR ENDED                                    SIX MONTHS ENDED
                               -------------------------------------------------------------------   -------------------------
                               OCTOBER 28,   OCTOBER 26,   OCTOBER 25,   OCTOBER 31,   OCTOBER 30,     MAY 1,       APRIL 30,
                                  1995          1996          1997          1998          1999          1999          2000
                               -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                         (IN THOUSANDS)                                     (UNAUDITED)
CONSOLIDATED STATEMENTS OF
  CASH FLOW DATA:
Net cash flows provided by
  (used in) operating
  activities.................    $1,543        $  783        $ 1,430       $ 2,806       $   740       $   223       $(3,422)
Net cash flows provided by
  (used in) investing
  activities.................    $1,847        $  319        $(3,750)      $(7,375)      $(4,026)      $(1,412)      $(2,413)
Net cash flows provided by
  financing activities.......    $9,267        $9,971        $ 1,631       $ 4,636       $ 3,492       $ 1,655       $ 7,031
Net increase (decrease) in
  cash.......................    $1,882        $2,878        $  (689)      $    67       $   206       $   466       $ 1,196

---------------
(1) Represents income before deducting interest on debt, federal and state income taxes, depreciation of property, plant and equipment, and amortization of goodwill and costs related to acquisitions. This calculation is unaudited and may differ from the same or similarly titled measures presented by other companies or by financial analysts.

EBITDA is frequently considered by readers of financial statements and we believe that inclusion of EBITDA is useful supplemental information to generally accepted profitability measures. In this context, it may be understood as one measure of the ability of a company to continue to generate resources to grow. In addition, EBITDA is used in determining incentive bonuses for our executive officers and employees, and the terms of our primary financing use the measure both to determine the interest rate of outstanding debt and as a financial covenant. However, EBITDA is not a measure of true cash flow since it does not incorporate changes of other assets and liabilities that may generate or require cash. For a full and accurate assessment of cash flows and liquidity, we urge you to read the financial measures presented in the audited balance sheets and statements of cash flow, particularly cash flow from operating, investing and financing activities. EBITDA is not a generally accepted accounting measure. It only provides one assessment of cash flow and does not consider all of the factors that ultimately determine a company's value.

(2) As of April 30, 2000, $975 of cash is restricted as collateral and is not available for discretionary use.

(3) As of April 30, 2000, $2,941 of working capital was restricted in conjunction with an Industrial Revenue Bond and is restricted to use for the purchase and installation of building and equipment.

SELECTED HISTORICAL FINANCIAL DATA OF CRYSTAL ROCK SPRING WATER COMPANY

     The following table contains selected financial data of Crystal Rock and is qualified by the more detailed financial statements and notes to those financial statements included elsewhere in this proxy statement/prospectus. The statement of operations data for the last five fiscal years ended October 31 and the balance sheet data as of the end of each fiscal year are derived from Crystal Rock's financial statements which were audited by Berger, Knoth & Company, P.C. of Stamford, Connecticut. Their report is included in this proxy statement/prospectus beginning on page F-31.

     The statement of operations data for the six months ended April 30, 1999 and 2000 and the balance sheet data as of April 30, 1999 and 2000 are derived from unaudited financial statements. The unaudited financial statements include all adjustments (consisting only of normal recurring adjustments) that Crystal Rock considers necessary for a fair presentation of the results of operations for these periods. The following data should be read together with Crystal Rock's "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements, the notes to those financial statements and the other financial information pertaining to Crystal Rock included elsewhere in this proxy statement/prospectus.

                                                                                                     SIX MONTHS ENDED
                                                           YEARS ENDED OCTOBER 31,                      APRIL 30,
                                             ---------------------------------------------------    ------------------
                                              1995       1996       1997       1998       1999       1999       2000
                                             -------    -------    -------    -------    -------    -------    -------
                                              (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)        (UNAUDITED)
STATEMENT OF OPERATIONS DATA:
Net sales..................................  $15,171    $16,796    $19,638    $22,431    $24,018    $11,353    $12,426
Gross profit...............................  $ 8,454    $ 9,317    $11,800    $13,586    $14,760    $ 7,042    $ 7,664
Income from operations.....................  $   830    $   882    $ 1,051    $ 1,547    $ 1,585    $ 2,002    $ 2,081
Other (expense), net.......................  $  (317)   $  (292)   $  (389)   $  (402)   $  (275)   $  (161)   $  (148)
Net income.................................  $   284    $   304    $   352    $   649    $   748    $ 1,077    $ 1,131
Net income per share -- basic..............  $165.84    $177.58    $205.88    $379.44    $437.20    $629.98    $661.41
Weighted average shares used in
  computation -- basic.....................    1,710      1,710      1,710      1,710      1,710      1,710      1,710
Net income per share -- diluted............  $165.84    $177.58    $205.88    $379.44    $437.20    $629.98    $661.41
Weighted average shares used in
  computation -- diluted...................    1,710      1,710      1,710      1,710      1,710      1,710      1,710
EBITDA(1)..................................  $ 1,874    $ 2,080    $ 2,480    $ 3,139    $ 3,341    $ 2,815    $ 3,037

                                                                                                          AS OF
                                                              AS OF OCTOBER 31,                         APRIL 30,
                                             ---------------------------------------------------    ------------------
                                              1995       1996       1997       1998       1999       1999       2000
                                             -------    -------    -------    -------    -------    -------    -------
                                                                          (IN THOUSANDS)               (UNAUDITED)
BALANCE SHEET DATA:
Cash.......................................  $    43    $    55    $   139    $    80    $   430    $ 1,283    $   852
Working capital............................  $ 2,034    $ 1,890    $ 2,619    $ 2,175    $ 2,360    $ 3,385    $ 2,863
Total assets...............................  $10,463    $10,560    $13,333    $13,748    $14,283    $14,966    $15,250
Long-term debt.............................  $ 5,981    $ 5,574    $ 7,947    $ 7,267    $ 6,934    $ 7,331    $ 6,737
Total shareholders' equity.................  $ 3,455    $ 3,764    $ 4,116    $ 4,764    $ 5,512    $ 5,842    $ 6,643

                                                                                                                   SIX MONTHS
                                                                     YEAR ENDED                                      ENDED
                                         -------------------------------------------------------------------   ------------------
                                         OCTOBER 28,   OCTOBER 28,   OCTOBER 26,   OCTOBER 31,   OCTOBER 30,   MAY 1,   APRIL 30,
                                            1995          1996          1997          1998          1999        1999      2000
                                         -----------   -----------   -----------   -----------   -----------   ------   ---------
                                                                        (IN THOUSANDS)                            (UNAUDITED)
CONSOLIDATED STATEMENTS OF CASH FLOW
  DATA:
Net cash flows provided by operating
  activities...........................    $   736       $ 1,762       $ 1,175       $ 2,577       $ 2,660     $1,746    $ 2,039
Net cash flows (used in) investing
  activities...........................    $(1,497)      $(1,119)      $(2,771)      $(1,826)      $(1,806)    $(603)    $(1,312)
Net cash flows provided by (used in)
  financing activities.................    $   531       $  (631)      $ 1,680       $  (809)      $  (504)    $  60     $  (305)
Net increase (decrease) in cash........    $  (230)      $    12       $    84       $   (58)      $   350     $1,203    $   421

---------------
(1) Represents income before deducting interest on debt, federal and state income taxes, depreciation of property, plant and equipment, and amortization of goodwill and costs related to acquisitions. This calculation is unaudited and may differ from the same or similarly titled measures presented by other companies or by financial analysts.

    EBITDA is frequently used by readers of financial statements and we believe that inclusion of EBITDA is useful supplemental information to generally accepted profitability measures. In this context, it may be understood as one measure of the ability of a company to continue to generate resources to grow. However, EBITDA is not a measure of true cash flow since it does not incorporate changes of other assets and liabilities that may require or generate cash. For a full and accurate assessment of cash flows and liquidity, we urge you to read the financial measures presented in the audited balance sheets and statements of cash flow, particularly cash flow from operating, investing and financing activities. EBITDA is not a general accepted accounting measure. It only provides one assessment of cash flow and does not consider all of the factors that ultimately determine a company's value.

SELECTED PRO FORMA COMBINED FINANCIAL DATA

     We derived the selected pro forma combined financial data of Vermont Pure and Crystal Rock from the pro forma combined financial statements included elsewhere in this proxy statement/prospectus. The following data is unaudited and should be read in conjunction with the financial statements and the accompanying notes of Vermont Pure and Crystal Rock and their respective "Management's Discussions and Analysis of Financial Condition and Results of Operations," all of which are included elsewhere in this proxy statement/prospectus. The unaudited pro forma data is not necessarily indicative of the combined financial position or results of operations of future periods.

                                                                            SIX MONTHS
                                                              YEAR ENDED       ENDED
                                                               10/30/99       4/30/00
                                                              ----------    ----------
                                                              (UNAUDITED)   (UNAUDITED)
CONSOLIDATED STATEMENT OF OPERATIONS DATA:
Net sales...................................................    $55,414       $27,074
Gross profit................................................    $34,689       $16,859
Income from operations......................................    $ 5,290       $ 1,706
Other (expense), net........................................    $(4,887)      $(2,323)
Net income (loss)...........................................    $ 1,917       $  (831)
Net income (loss) per share -- basic........................    $  0.09       $  (.04)
Weighted average used in computation shares
  outstanding -- basic......................................    $20,733       $20,774
Net income (loss) per common share -- diluted...............    $  0.09       $  (.04)
Weighted average used in computation shares
  outstanding -- diluted....................................    $21,245       $21,060
EBITDA (1)..................................................    $11,682       $ 5,362

                                                                  AS OF
                                                              APRIL 30, 2000
                                                              --------------
                                                               (UNAUDITED)

CONSOLIDATED BALANCE SHEET DATA:
Cash and cash equivalents...................................     $  2,672
Working capital.............................................     $  6,380
Total assets................................................     $107,380
Long-term debt..............................................     $ 54,468
Total shareholders equity...................................     $ 44,401

---------------
(1) Represents income before deducting interest on debt, federal and state income taxes, depreciation of property, plant and equipment, and amortization of goodwill and costs related to acquisitions. This calculation is unaudited and may differ from the same or similarly titled measures presented by other companies or by financial analysts.

    EBITDA is frequently used by readers of financial statements and we believe that inclusion of EBITDA is useful supplemental information to generally accepted profitability measures. In this context, it may be understood as one measure of the ability of a company to continue to generate resources to grow. In addition, EBITDA is used to determine incentive bonuses of executives of the combined company and also as a measure to determine the interest rate on outstanding debt and as a financial covenant. However, EBITDA is not a measure of true cash flow since it does not incorporate changes of other assets and liabilities that may require or generate cash. For a full and accurate assessment of cash flows and liquidity, we urge you to read the financial measures presented in the audited balance sheets and statements of cash flow, particularly cash flow from operating, investing and financing activities. EBITDA is not a general accepted accounting measure. It only provides one assessment of cash flow and does not consider all of the factors that ultimately determine a company's value.

     For further discussion, see footnotes (2) and (3) to the "Selected Historical Financial Data of Vermont Pure Holdings, Ltd." on page 6.

     In addition to pro forma adjustments that are factually supportable under applicable accounting rules of the SEC, we and the management of Crystal Rock anticipate that the merger and contribution will result in significant pre-tax synergies for the combined companies.

     We have not shown the following amounts in the pro forma financials as they are estimates. While we believe these savings are achievable and realistic, there is no assurance that we can achieve them, or that unanticipated inefficiencies may outweigh some or even all of the operational synergies we have described.

     - Cost of goods sold: We anticipate a 1% savings ($100,000) in the cost of PET bottles and caps, coffee and other grocery products for resale by reason of synergies and combined buying power.

     - Cooler reconditioning: We anticipate a $100,000 savings (25%) in our costs of cooler reconditioning when the activity is consolidated into Crystal Rock's facilities.

     - Closing of Shelton and Hartford distribution facilities: We can close these facilities because Crystal Rock's distribution in that area of Connecticut overlaps our own, with an expected savings of $426,000 (75%).

     - Elimination of duplicate selling and customer service activities and advertising expense: We anticipate savings of approximately $325,000 by eliminating selling and customer service expenses in areas of geographic overlap of the separate companies. We estimate a 16.7% reduction in duplicate advertising expense, or $750,000.

     - Elimination of duplicate administrative expense: We believe that we can reduce our combined legal and accounting expense from $585,000 to $360,000, a savings of $225,000 (38%).

COMPARATIVE AND PRO FORMA PER SHARE FINANCIAL DATA

     We show below the per share data for the net earnings (loss) and book value for Vermont Pure and Crystal Rock on an historical basis and on a pro forma combined basis. We derived the pro forma combined per Vermont Pure share data by combining historical financial information of Vermont Pure and Crystal Rock using the purchase method of accounting for business combinations.

     The accounting adjustments used for the purpose of calculating the pro forma combined results using the purchase method of accounting are based upon estimates of our management and are subject to final determination as of the closing date of the business combination. Therefore, the pro forma amounts reflected in the pro forma per share financial information may differ from the amounts ultimately determined. The unaudited pro forma information is not necessarily indicative of the combined financial position or results of operations of future periods.

                                                               AS OF AND FOR      AS OF AND FOR THE
                                                               THE YEAR ENDED     SIX MONTHS ENDED
                                                              OCTOBER 31, 1999     APRIL 30, 2000
                                                              ----------------    -----------------
                                                                                     (UNAUDITED)
HISTORICAL -- VERMONT PURE:
  Net income (loss) per common share -- basic...............       $ .33                $(.02)
  Net income (loss) per common share -- diluted.............       $ .31                $(.02)
  Book value per common share...............................       $1.31                $1.29

HISTORICAL -- CRYSTAL ROCK:
  Net income per common share -- basic......................     $  437.20           $  661.41
  Net income per common share -- diluted....................     $  437.20           $  661.41
  Book value per common share...............................     $3,223.39           $3,884.80

PRO FORMA COMBINED:
  Net income (loss) per common share -- basic...............        $.09               $(.04)
  Net income (loss) per common share -- diluted.............        $.09               $(.04)
  Book value per common share...............................          --               $2.14

  Pro Forma Combined per Crystal Rock Equivalent Common
     Share Data(1):
  Net income (loss) per common share basic..................       $550.20           $  (244.53)
  Net income (loss) per share diluted.......................       $550.20           $  (244.53)
  Book value per share......................................            --           $13,082.51

---------------

(1) Calculated by multiplying the pro forma combined common share data by the assumed exchange ratio of 6113.32280.

     The accounting adjustments used for the purpose of calculating the pro forma combined results using the purchase method of accounting are based upon estimates of Vermont Pure's management and are subject to final determination as of the closing date of the business combination. Therefore, the pro forma amounts reflected in the pro forma per share financial information may differ from the amounts ultimately determined. The unaudited pro forma information is not necessarily indicative of the combined financial position or results of operations of future periods.

MARKET PRICES AND DIVIDEND POLICIES

     Our common stock has traded on the American Stock Exchange since May 18, 1999 and is quoted under the symbol "VPS." There is no trading market for Crystal Rock stock. The following table shows the high and low sale prices of our common stock, as reported in published financial sources, for the periods indicated. Sales prices have been rounded to the nearest full cent.

                                                               SALES PRICES
                                                              --------------
                                                              HIGH      LOW
                                                              -----    -----
FISCAL YEAR ENDED OCTOBER 31, 1998
  First Quarter.............................................  $4.56    $3.85
  Second Quarter............................................  $5.44    $3.63
  Third Quarter.............................................  $4.88    $3.88
  Fourth Quarter............................................  $4.50    $2.75
FISCAL YEAR ENDED OCTOBER 30, 1999
  First Quarter.............................................  $4.85    $3.13
  Second Quarter............................................  $4.50    $3.19
  Third Quarter.............................................  $3.88    $3.19
  Fourth Quarter............................................  $3.63    $2.63
FISCAL YEAR ENDED OCTOBER 31, 2000
  First Quarter.............................................  $3.00    $2.50
  Second Quarter............................................  $3.75    $2.69
  Third Quarter.............................................  $3.00    $4.00
  Fourth Quarter through August 30..........................  $3.25    $3.81

     We have never paid dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. We intend to retain any future earnings for reinvestment in the operation and expansion of our business, including possible acquisitions of other businesses. In addition, payment of any future dividends will be at the discretion of our board of directors after taking into account various factors, including the financial condition, operating results, current and anticipated cash needs and plans for expansion of VP Merger Parent and its subsidiaries. Crystal Rock has never paid dividends on its common stock. In addition, our loan agreement with Webster Bank prohibits the payment of dividends.

     On May 5, 2000, which was the last full trading day prior to the public announcement of the signing of the merger agreement, the closing price of a share of Vermont Pure common stock was $3.63. On August 30, 2000, the closing price of Vermont Pure common stock was $3.56.

     ON THE DATE THE MERGER IS COMPLETED, THE PRICE OF A SHARE OF VP MERGER PARENT COMMON STOCK MAY DIFFER FROM THE PRICES SET FORTH ABOVE.

                                  RISK FACTORS

     Before casting your vote on the merger agreement and the other proposals that we are asking you to support, you should consider carefully the risks associated with the transaction. If one or more of these risks occurs, our results of operations, financial condition or prospects are likely to suffer, and the price of our stock is likely to fall. The value of your investment in us could decline as result.

     These risk factors contain forward-looking statements within the meaning of the federal securities laws. Such statements are subject to inherent risks and uncertainties, some of which cannot be predicted or quantified. Our actual results could differ materially from those reflected in forward-looking statements. These forward-looking statements are intended to qualify for the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Such safe harbor provisions apply to statements made herein by Vermont Pure Holdings, Ltd. However, the safe harbor provisions do not apply to either VP Merger Parent or Crystal Rock Spring Water Company because neither company is subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Act at the time the statements are made.

IF WE AND CRYSTAL ROCK CANNOT SUCCESSFULLY INTEGRATE OUR BUSINESSES, THE COMBINED COMPANY MAY NOT REALIZE THE EXPECTED BENEFITS FROM THE MERGER.

     Integrating the operations of Crystal Rock with ours after the transaction could be difficult, time consuming and costly.

     The difficulties involved in integrating the companies, which could be substantial, include:

     - Management and key personnel could be distracted from the day-to-day business of the combined company.

     - The business cultures of the two companies could prove to be incompatible.

     - The business combination will result in a material amount of goodwill on our balance sheet. Not only is goodwill an intangible asset, but the amortization of our goodwill will adversely affect net income for many years.

     - We will have to incur substantial debt to run our business and pay the consideration owed to the former Crystal Rock shareholders. Servicing that debt will utilize a significant part of our cash flow.

     - Implementing common systems and procedures, especially information and accounting systems, could be unexpectedly costly and time consuming.

     - We may not be able to retain key management, sales and customer support personnel.

THE TRANSACTION IS EXPECTED TO REDUCE OUR NET INCOME PER SHARE AND OUR NET TANGIBLE BOOK VALUE PER SHARE, WHICH COULD ADVERSELY AFFECT OUR STOCK PRICE.

     The transaction is likely to have the effect of reducing our net income per share. Under purchase accounting, we will record goodwill as an intangible asset on our balance sheet in an amount estimated to be $57,301,000. Amortization of this goodwill will lower our earnings by approximately $1,910,000 each year for the 30-year amortization period. We also project that our shareholders will experience an immediate reduction in net tangible book value per share.

     Based on the pro forma financial statements prepared for the transaction, the combined company would have had a negative tangible book value of $23,857,000 or $1.15 per share as of April 30, 2000. Comparatively, Vermont Pure and Crystal Rock had tangible book values of $2,344,000 or $.23 per share, and $5,973,000 or $3,493 per share, respectively, as of the same date.

WE HAVE TO BORROW SUBSTANTIAL SUMS OF MONEY IN CONNECTION WITH THIS TRANSACTION. IF WE CANNOT MEET OUR DEBT SERVICE OBLIGATIONS, WE WOULD BE IN DEFAULT UNDER THOSE OBLIGATIONS, AND THAT COULD HURT OUR BUSINESS OR EVEN RESULT IN FORECLOSURE OR BANKRUPTCY. ALSO, FLUCTUATIONS IN INTEREST RATES COULD SIGNIFICANTLY INCREASE OUR EXPENSES.

     To continue to finance the business of the combined companies, as well as to pay consideration to the Crystal Rock shareholders in connection with the merger and contribution, we need to borrow money and issue promissory notes in the total principal amount of up to $58,600,000. The loans and notes will be secured by substantially all of our assets. Borrowing additional money increases the risk that if we do not repay our indebtedness in a timely fashion, our secured creditors may declare a default and foreclose upon our assets, which would likely result in harmful disruption to our business, the sale of assets for less than their fully realizable value and possible bankruptcy. We must generate enough cash flow to service this indebtedness for a considerable period of time.

     Not including the periodic repayment of our $5,000,000 working capital line of credit, we have to meet the following minimum annual payment schedule for our senior debt and our debt to the shareholders of Crystal Rock:

                                                          REQUIRED PAYMENTS
                                              -----------------------------------------
YEAR AFTER THE TRANSACTION                     PRINCIPAL     INTEREST(1)       TOTAL
--------------------------                    -----------    -----------    -----------
Year 1......................................  $ 2,500,000    $ 5,205,000    $ 7,705,000
Year 2......................................  $ 3,500,000    $ 4,958,000    $ 8,458,000
Year 3......................................  $ 4,000,000    $ 4,646,000    $ 8,646,000
Year 4......................................  $ 6,000,000    $ 4,203,000    $10,203,000
Year 5......................................  $ 7,500,000    $ 3,554,000    $11,054,000
Year 6......................................  $ 9,500,000    $ 2,725,000    $12,225,000
Year 7......................................  $14,000,000    $ 1,564,000    $15,564,000
Balloon Payment at the end of Year 7........  $ 6,600,000                   $ 6,600,000
                                              -----------    -----------    -----------
                                              $53,600,000    $26,855,000    $80,455,000
                                              ===========    ===========    ===========

---------------
(1) Interest on Senior Debt is calculated based on an assumed rate of 8.35%, and interest on the Subordinated Debt is based on 12%.

     We will also have a significant interest expense for the foreseeable future which may increase or decrease due to interest rate fluctuations. For example, a 100 basis-point increase in rates for our borrowings would result in an additional $322,000 per year in interest cost.

OUR FUTURE ABILITY TO BORROW MAY BE LIMITED, WHICH MAY INHIBIT OUR ABILITY TO MAKE ACQUISITIONS AND INCREASE OUR BUSINESS.

     As a result of our business combination with Crystal Rock, and our resulting indebtedness, we may be perceived by banks and other lenders to be highly leveraged and close to our borrowing ceiling. Until we repay some of our debt, our ability to access additional capital following the transaction may be limited. In turn, that may limit our ability to finance acquisitions and to grow our business following the acquisition strategy we have been pursuing for a number of years. In addition, our loan agreement with Webster Bank limits our ability to incur incremental debt without Webster's permission.

OUR LOAN AGREEMENT PROHIBITS US FROM PAYING DIVIDENDS.

     Our loan agreement with Webster Bank prohibits us from paying a dividend without the prior consent of the Bank. As a result, it is unlikely that we will declare a dividend in the near future.

IF WE ARE UNABLE TO MAKE ACQUISITIONS, OUR FUTURE GROWTH MAY BE LIMITED.

     An element of our growth strategy is to acquire businesses or products that expand and complement the business of the combined company. We believe such acquisitions may be necessary for us to continue to grow at a desirable rate, and we are continually evaluating possible acquisition opportunities. Even if we are able to identify suitable companies or businesses to buy, we may not be able to purchase any of these companies at favorable prices, or at all, due to any number of reasons. If we are unable to make acquisitions, we may not be able to meet or exceed our historical levels of growth and earnings. Acquisitions also may involve a number of additional risks including:

     - Future acquisitions could divert management's attention from our daily operations or otherwise require additional management, operational and financial resources;

     - We might not be able to successfully integrate future acquisitions into our business or operate acquired businesses profitably;

     - We will be required to amortize goodwill which will reduce our income in future years; and

     - We may be subject to unanticipated problems and liabilities of companies we acquire.

     In addition, our loan agreement with Webster Bank limits our ability to merge or consolidate with another company or sell all or substantially all of our assets without Webster's permission or paying off the senior debt.

OUR SUCCESS IS VERY MUCH DEPENDENT ON THE SERVICES OF KEY PERSONS.

     Our continued success will depend in large part upon the expertise of our senior management. Timothy G. Fallon, our Chairman and Chief Executive Officer, and Bruce MacDonald, our Chief Financial Officer, Treasurer and Secretary, will enter into five-year employment agreements with VP Merger Parent upon completion of the transaction. Additionally, Crystal Rock officers and directors Henry E. Baker, Chairman, John B. Baker, co-President, and Peter K. Baker, co-President, will have five-year employment agreements with VP Merger Parent. These agreements do not prevent these employees from resigning. The departure or loss of Mr. Fallon or Peter K. Baker in particular could have a negative effect on the business and operations of the combined entity.

MEMBERS OF THE BAKER FAMILY WILL OWN BETWEEN 49.0% AND 51.9% IN VP MERGER PARENT AND MAY BE ABLE TO CONTROL THE COMPANY.

     After the merger and contribution, the former shareholders of Crystal Rock will control approximately half of the outstanding common stock of VP Merger Parent. Accordingly, these shareholders, acting together, may be able to exert a controlling influence over the outcome of matters requiring shareholder approval, such as the election of directors, amendments to VP Merger Parent's certificate of incorporation, mergers and various other matters. The concentration of ownership could also have the effect of delaying or preventing a change of control of VP Merger Parent.

THE PERSONAL INTERESTS OF OUR DIRECTORS AND OFFICERS AND THOSE OF CRYSTAL ROCK CREATE A CONFLICT OF INTEREST.

     In considering our recommendation to approve the transaction, you should recognize that some of our directors and officers as well as those of Crystal Rock have personal interests in the transaction because of employment arrangements, severance benefits, indemnification and liability insurance and other reasons. Members of the Baker family will receive substantial consideration for their shares of Crystal Rock, and will become major creditors of the business. Their interests create a conflict of interest.

THE MARKET FOR BOTTLED WATER IS SUBJECT TO RAPID MARKET CHANGE, INTRODUCTION OF COMPETING PRODUCTS, AND CHANGING INDUSTRY STANDARDS.

     We operate in highly competitive markets. The principal methods of competition in the markets in which we compete are distribution capabilities, brand recognition, quality, reputation, and price. We have a significant number of competitors, some of which have far greater resources than us. Among our principal competitors are the Perrier Group of America, Inc., Great Brands of Europe, NAYA, Crystal Geyser and

Sparkletts. Among Crystal Rock's principal competitors are Perrier Group, Triple Spring, Aqua Cool and Iceberg. Like us, Crystal Rock competes with many domestic and international companies in the marketplace. Crystal Rock focuses exclusively on the home and office delivery segment of the market with major focus on office delivery which is approximately 75% of its home and office generated revenue. Crystal Rock competes on the basis of quality products and service.

THE BOTTLED WATER INDUSTRY IS REGULATED AT BOTH THE STATE AND FEDERAL LEVEL. IF WE ARE UNABLE TO CONTINUE TO COMPLY WITH APPLICABLE REGULATIONS AND STANDARDS IN ANY JURISDICTION, WE MIGHT NOT BE ABLE TO SELL OUR PRODUCTS IN THAT JURISDICTION, AND OUR BUSINESS COULD BE SERIOUSLY HARMED.

     The Federal Food and Drug Administration regulates bottled water as a food. Our bottled water must meet FDA requirements of safety for human consumption, labeling, processing and distribution under sanitary conditions and production in accordance with the FDA "good manufacturing practices." In addition, all drinking water must meet Environmental Protection Agency standards established under the Safe Drinking Water Act for mineral and chemical concentration and drinking water quality and treatment which are enforced by the FDA. We also must meet state regulations in a variety of areas. These regulations set standards for approved water sources and the information that must be provided and the basis on which any therapeutic claims for water may be made. We have received approval for our Vermont Pure and our Hidden Spring brands from 49 states.

     Crystal Rock's bottled water must also meet the same federal regulatory requirements. Crystal Rock has received approval for its drinking water in Connecticut, Massachusetts, New York and Rhode Island.

WE DEPEND UPON MAINTAINING THE INTEGRITY OF OUR WATER RESOURCES AND MANUFACTURING PROCESS. IF OUR WATER SOURCES OR BOTTLING PROCESSES WERE CONTAMINATED FOR ANY REASON, OUR BUSINESS WOULD BE SERIOUSLY HARMED.

     Our ability to retain customers and the goodwill associated with our brands are dependent upon our ability to maintain the integrity of our water resources and to guard against defects in, or tampering with, our manufacturing process. The loss of integrity in our water resources or manufacturing process could lead to product recalls and/or customer illnesses that could significantly reduce our goodwill, market share and revenues. Because we rely upon natural spring sites for sourcing our water supply, Acts of God, such as earthquakes, could alter the geologic formation of the spring sites, constricting water flow.

     Crystal Rock's success is also dependent upon the integrity of its manufacturing process and it has also taken measures to guard against defects in, or tampering with, its process.

FLUCTUATIONS IN THE COST OF ESSENTIAL RAW MATERIALS AND COMMODITIES FOR THE MANUFACTURE AND DELIVERY OF OUR PRODUCTS COULD SIGNIFICANTLY IMPACT OUR REVENUES.

     We rely upon the raw material of polyethylene terephthalate (PET) for manufacturing our bottles. PET is a commodity subject to fluctuations in price and supply. We have signed a supply agreement that provides supply and limits price increases and decreases to pass through formula based on resin cost. Another concern is inflationary pressures on petroleum-based products including bottles and diesel fuel. Being a component part of the final product, the cost of PET bottles can increase with the cost of petroleum. Because trucks are used in the delivery of a small portion of our (and a significant portion of Crystal Rock's) products, the cost of diesel fuel can impact the profitability of our operations. Competitors will also have the same cost pressures which could then lead to lower profitability or an increase in pricing.

THE SEASONAL NATURE OF OUR BUSINESS MAY CAUSE FLUCTUATIONS IN OUR STOCK PRICE.

     Our business is seasonal with the consumer portion of the business being more seasonal than the home and office market. The period from June to September represents the peak period for sales and revenues due to increased consumption of beverages during the summer months in our core Northeastern United States market. Warmer weather in our geographic markets tends to increase our retail PET sales, and cooler weather, such as we have experienced this year, tends to decrease our retail sales of spring water, as well as retail sales of all water producers. Fluctuations in operating results and related fluctuations in market price of our shares are likely to continue, since Crystal Rock sells its products in substantially the same market and to the same types of home and office customers as us.

THE SALE OF A LARGE NUMBER OF SHARES OF OUR COMMON STOCK COULD KEEP OUR STOCK PRICE DOWN.

     Of a total of 10,294,758 shares of our common stock outstanding at August 30, 2000, approximately 10,275,758 shares are in the public "float" (i.e., not held by officers, directors and other insiders), including approximately 6,200,000 shares held by institutions. Up to 11,107,143 of our shares will be issued in connection with the transaction you are being asked to vote upon. Actual sales of our stock, or even the perception that large blocks of our stock might be sold, could depress the prevailing market price for our common stock.

                      WHERE YOU CAN FIND MORE INFORMATION

     VP Merger Parent has filed a registration statement on Form S-4 with the Securities and Exchange Commission, as required by the Securities Act, which registers the distribution to our shareholders and to the Crystal Rock shareholders of the VP Merger Parent stock to be issued in connection with the merger. The registration statement and the exhibits attached to it contain additional relevant information about VP Merger Parent and its common stock.

     In addition, we file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Exchange Act. You may read and copy this information at the following locations of the Securities and Exchange Commission:

  Public Reference Office    New York Regional Office    Chicago Regional Office
  Room 1024                  7 World Trade Center        500 West Madison Street
  450 Fifth Street, N.W.     14th Floor                  Suite 1400
  Washington, DC 20549       New York, NY 10048          Chicago, IL 60661

     You may obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. Our SEC filings are also available on the SEC's Internet site (http://www.sec.gov).

                         CAUTIONARY STATEMENT REGARDING
                          FORWARD-LOOKING INFORMATION

     We make forward-looking statements in this proxy statement/prospectus and in our public documents to which we may refer, that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our operations or the performance of the combined company after the merger. Also, when we use any of the words "believes," "expects," "anticipates," "estimates," "extends," "will be," "plan" or similar expressions we are making forward-looking statements.

     These forward-looking statements are intended to qualify for the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Such safe harbor provisions apply to statements made herein by Vermont Pure Holdings, Ltd. However, the safe harbor provisions do not apply to either VP Merger Parent or Crystal Rock Spring Water Company because neither company is subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Act at the time the statements are made. While we believe that our forward-looking statements are reasonable, you should not place undue reliance on any forward-looking statements, which speak only as of the date made. You should understand that the following important facts, in addition to those discussed elsewhere in this proxy statement and in our public documents, could affect the future results and performance of the combined company. Actual results could differ materially from those expressed in our forward-looking statements. Factors that might cause a difference include the following:

     - the expected costs of the merger may be more substantial than anticipated;

     - rising interest rates may increase our debt service and reduce our profits;

     - difficulties in integrating our two businesses may be greater than expected;

     - general economic or business conditions may be less favorable than expected;

     - costs of raw materials used in the manufacture of bottles could rise and hurt our profitability;

     - colder than normal weather could limit consumption of bottled water in the summer months;

     - adverse changes may occur in the securities markets;

     - our ability to enter new markets successfully and capitalize on growth opportunities may be more difficult than expected; and

     - technological changes may be more difficult, time consuming or expensive than we expect.

                        SPECIAL MEETING OF SHAREHOLDERS

     We are sending you this proxy statement in order to provide you with important information regarding the proposal to approve the agreement and plan of merger and contribution and the other matters on the agenda. We are soliciting proxies for use at the special meeting and at any adjournment or postponement of the special meeting. The special meeting is scheduled to be held at the time and place described below.

MATTERS FOR CONSIDERATION

     The Vermont Pure special meeting of shareholders is scheduled to be held on October 5, 2000, at 10:00 a.m., local time, at the offices of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts 02109, for the following purposes:

     - To consider and vote upon a proposal to approve and adopt the agreement and plan of merger and contribution dated as of May 5, 2000, as amended, among Vermont Pure Holdings, Ltd., VP Merger Parent, Inc., VP Acquisition Corp., Crystal Rock Spring Water Company and the stockholders of Crystal Rock, as more fully described in this proxy statement and in appendix A.

     - To consider and vote upon a proposal to amend our 1998 Stock Option Plan as more fully described in this proxy statement and in appendix C. If the amendment is approved, the number of shares covered by the plan will increase from 500,000 to 1,500,000.

     - To consider and vote upon a proposal to adjourn the special meeting if necessary to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve Items 1 and 2 or either of them.

     - To act upon any other business which may properly come before the meeting or any adjournment or postponement thereof of the meeting.

Approval of the amendment to the stock option plan will be ineffective if the merger agreement is not approved by our shareholders. However, approval of the merger agreement is not conditioned upon approval of the amendment to the stock option plan. We will still proceed with the merger and contribution if the shareholders approve the merger but reject the amendment to the stock option plan. In other words, consummation of the merger does not depend upon approval of the amendment to our stock option plan. If our shareholders approve the transaction, it is expected to become effective within a day following approval of the transaction.

BOARD OF DIRECTORS' RECOMMENDATION

     On May 2, 2000, our board of directors approved, subject to stockholder approval, the agreement and plan of merger and contribution. The board unanimously recommends a vote "FOR" approval of the business combination, as well as the other matters on the agenda.

RECORD DATE

     The record date for determining our shareholders entitled to vote at the special meeting is August 30, 2000. Only the holders of record of our common stock as of the close of business on that date are entitled to vote at the special meeting. Each share of our common stock entitles the holder to one vote on each proposal and on all other matters properly brought before the special meeting. As of the record date, there were 10,294,758 shares of our common stock outstanding and eligible to be voted at the special meeting.

QUORUM AND VOTE REQUIRED

     Generally, in order to conduct business at a shareholders meeting, a quorum must be present. A majority of the votes eligible to be cast by holders of all of the outstanding shares of our common stock, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the special meeting. By checking the appropriate box on the proxy card provided by our board of directors, our shareholders may vote "FOR" approval of the merger agreement, vote "AGAINST" approval of the merger agreement or "ABSTAIN" from voting.

     A quorum must be present, and a majority of the votes eligible to be cast by holders of all of the outstanding shares of common stock must be voted "FOR" the proposal to approve the merger agreement in order for the merger agreement to be approved. If a quorum is present, a majority of the votes present or represented by proxy at the special meeting must be voted "FOR" the proposals to increase the number of shares covered by our 1998 stock option plan and to adjourn the special meeting under the circumstances described above.

VOTING OF PROXIES

     GENERAL. Shares represented by a proxy will be voted at the special meeting as specified in the proxy.

     PROXIES WITHOUT VOTING INSTRUCTIONS. Proxies that are properly signed and dated but which do not contain voting instructions will be voted "FOR" approval of the agreement and plan of merger and contribution and "FOR" the proposals to amend our 1998 stock option plan and to adjourn the special meeting under the circumstances described above.

     ABSTENTIONS. We will count a properly executed proxy marked "ABSTAIN" for purposes of determining whether there is a quorum, and the shares represented by that proxy will be voted to abstain on the matter at the special meeting. Because the affirmative vote of a majority of the votes eligible to be cast by holders of all of the outstanding shares of common stock is required for approval of the agreement and plan of merger and contribution, if you mark your proxy "ABSTAIN" it will have the effect of a "NO" vote for the purposes of approving the merger agreement. For the other items on the agenda, votes to "ABSTAIN" will be counted for quorum purposes and will count as votes cast. For those items, a majority of the votes present or represented at the meeting and cast must be voted "FOR" those items to approve them.

     BROKER NON-VOTES. If your shares are held by your broker, your broker will vote your shares for you only if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your broker cannot vote your shares of our common stock without specific instructions from you. Because the affirmative vote of a majority of the votes eligible to be cast by holders of all of the outstanding common stock is required to approve the merger agreement, if you do not instruct your broker how to vote, your vote will not be counted and will have the effect of a "NO" vote on the approval of the merger agreement proposal. For the other items on the agenda, broker "non-votes" will be counted for quorum purposes but disregarded otherwise. For those items, a majority of the votes present or represented at the meeting and cast must be voted "FOR" those items to approve them.

     VOTING SHARES IN PERSON THAT ARE HELD THROUGH BROKERS. If you hold Vermont Pure common stock in the name of a broker or other nominee and wish to vote those shares in person at the special meeting, you must obtain from the nominee holding the Vermont Pure common stock in the nominee's name a properly executed "legal proxy," identifying you as a Vermont Pure shareholder, authorizing you to act on behalf of the nominee at the special meeting and identifying the number of shares with respect to which the authorization is granted.

     OTHER MATTERS. If you sign and return the enclosed proxy card, you grant authority to the persons named in the proxy to vote in their discretion on any other matters that may properly come before the special meeting or any adjournment or postponements of the meeting. We do not presently know of any other matters to be brought before the special meeting. As to other matters that may be properly brought before the special meeting, unless otherwise provided in our certificate of incorporation or by-laws or by statute, the matter will be approved if a majority of the votes cast are in favor of the matter.

HOW TO REVOKE A PROXY

     Granting a proxy on the enclosed proxy card will not prevent you from voting in person at the special meeting or otherwise revoking your proxy. You may revoke a proxy at any time prior to the special meeting in the following ways:

     - filing with us, before the vote at the special meeting, a written notice of revocation bearing a later date than the proxy;

     - executing a later dated proxy relating to the same shares and delivering it to us before the vote at the special meeting; or

     - voting in person at the special meeting, although attending the special meeting will not by itself constitute a revocation of proxy.

     You may send any written notice of revocation or subsequent proxy to Vermont Pure Holdings, Ltd., Attn: Secretary, Route 66, P.O. Box C, Catamount Industrial Park, Randolph, Vermont 05060, or hand deliver the notice of revocation or subsequent proxy to the Secretary before the vote at the Vermont Pure special meeting.

SOLICITATION OF PROXIES AND EXPENSES

     This solicitation is made on behalf of our board of directors and its costs (including the cost of preparing and mailing this proxy statement and the form of proxy card) will be paid by us. In addition to solicitation by mail, our directors, officers or employees may solicit proxies from shareholders by telephone, in person or by other means. These persons will not receive additional compensation, although they will be reimbursed for the reasonable, out-of-pocket expenses they incur in connection with this solicitation. We will also make arrangements with brokerage firms, fiduciaries, and other nominees who hold shares of record to forward solicitation materials to the beneficial owners of those shares. We will reimburse those brokerage firms, fiduciaries, and other nominees for their reasonable out-of-pocket expenses in connection with this solicitation.

STOCK HELD BY OUR DIRECTORS, OFFICERS AND OTHERS

     As of August 30, 2000, our directors and executive officers and persons who may be deemed to be our affiliates beneficially owned 1,186,000 shares of our common stock, assuming they exercised all options to purchase our common stock that were then currently exercisable. This figure represents 10.3% of the outstanding shares of our common stock after exercise of those options.

ITEM 1.  PROPOSAL TO APPROVE THE BUSINESS COMBINATION

     The discussion of the business combination and the description of the material terms of the agreement and plan of merger and contribution is subject to and qualified in its entirety by reference to the merger agreement itself. A copy of the agreement and plan of merger and contribution is included as appendix A for your convenience.

GENERAL

     Under the merger agreement:

     - a wholly owned subsidiary of VP Merger Parent will be merged with and into existing Vermont Pure with Vermont Pure as the surviving company, renamed Diamond Acquisition Corp.,

     - each share of Vermont Pure stock will be exchanged for one share of common stock of VP Merger Parent, and

     - Crystal Rock shareholders will contribute all of their Crystal Rock common stock to VP Merger Parent in exchange for cash, notes and shares of VP Merger Parent stock. When the business combination is completed, VP Merger Parent will own 100% of the stock of Vermont Pure and 100% of the stock of Crystal Rock.

VERMONT PURE SHARES TO BE CONVERTED

     When the business combination occurs, by virtue of the transaction and without any action on your part:

     - each one share of our common stock, par value $.001 per share, issued and outstanding immediately prior to the effectiveness of the business combination (other than our stock held in treasury) will be canceled and converted automatically into one validly issued, fully paid and nonassessable share of the common stock, par value $.001 per share, of VP Merger Parent; and

     - each share of our stock held in treasury will be canceled.

TREATMENT OF VERMONT PURE STOCK, OPTIONS AND WARRANTS

     When the business combination occurs, each option to purchase our existing stock granted by us under any of our stock option plans or otherwise, and each warrant to purchase our common stock, that is outstanding immediately prior to the time the business combination occurs, will, in the case of options, become an option granted pursuant to the corresponding stock option plan of VP Merger Parent, and, in the case of warrants, become a warrant issued by VP Merger Parent. VP Merger Parent will assume all of our obligations under each stock option, stock option plan, employee stock purchase plan or warrant.

     Each holder of such an option or warrant will be entitled to purchase from VP Merger Parent, in accordance with the respective terms of such options and warrants, and in place of shares of our common stock, the same number of shares of VP Merger Parent common stock as the number of shares of our stock that such holder was entitled to purchase from us immediately prior to the time the business combination occurs. Except for those changes, each option and warrant will remain subject, after the business combination, to the same terms and conditions, including those with respect to the dates on which and the proportionate extent to which those options or warrants may be exercised from time to time, as were applicable to those options and warrants immediately prior to the business combination.

     The aggregate number of shares of our stock subject to outstanding options and warrants was 1,892,218 as of May 5, 2000, and we agreed not to grant or issue any additional options and warrants prior to occurrence of the business combination except with the consent of Crystal Rock.

REPRESENTATIONS AND WARRANTIES

     The merger agreement contains statements made by us about ourselves called representations and warranties. The merger agreement also contains similar representations and warranties made by Crystal Rock about itself. You can review the representations and warranties in the copy of the agreement and plan of merger and contribution attached to this proxy statement as appendix A.

     The merger agreement provides that our representations and warranties and those of Crystal Rock will not survive, or continue in effect, after the effective time of the merger and contribution, except those set forth in the tax matters certificates set forth in the merger agreement.

CONDUCT OF BUSINESS PENDING THE BUSINESS COMBINATION

     The merger agreement contains various covenants, or promises, that govern our actions and those of Crystal Rock prior to the transaction. These covenants require Vermont Pure and Crystal Rock to take action or to refrain from taking action with respect to various matters including, among others:

     - Vermont Pure and Crystal Rock are to conduct their respective businesses in the usual and normal course consistent with past practices and to refrain from any extraordinary transactions.

     - Vermont Pure and Crystal Rock are each to refrain from taking any action that would result in any of the representations and warranties being untrue or in any of the conditions to the merger not being satisfied.

     In anticipation of the business combination, we entered into a distribution agreement with Crystal Rock on June 6, 2000, under which Crystal Rock will service our accounts in the areas that Crystal Rock delivers its own products. The distribution agreement provides for Crystal Rock to assume operational and delivery control over all our routes in Crystal Rock's delivery area. Crystal Rock will also:

     - assume responsibility for routing, loading of trucks and delivery schedules;

     - provide tracking, accounting, record-keeping and billing of our customers who are serviced under the agreement;

     - purchase approximately $40,000 in 5-gallon bottles for our customers;

     - commence building a rack loader for the Vermont facility; and

     - refurbish water coolers for use in connection with its performance of the agreement.

CONDITIONS TO THE BUSINESS COMBINATION

     The completion of the transaction depends upon the satisfaction or waiver of a number of conditions, including, among other things:

     - The merger agreement must be approved by our shareholders.

     - Vermont Pure and Crystal Rock must have entered into a credit commitment with Webster Bank. See "Indebtedness We Will Incur in Connection with the Business Combination."

     - No court order or other legal restraint can be in effect, nor can any proceeding be pending, that would prevent the completion of the merger.

     - The Registration Statement on Form S-4 filed by VP Merger Parent must have been declared effective by the SEC and at the closing date must remain effective and not subject to any stop order.

     - The Crystal Rock shareholders must have tendered their certificates evidencing all of the outstanding shares of Crystal Rock stock.

     - The lock-up agreements by the Crystal Rock shareholders must have been delivered.

     - The representations and warranties of Vermont Pure and Crystal Rock must be true as of the date of the merger.

     - Each of Vermont Pure and Crystal Rock must have performed all of the agreements made by that party in the merger agreement.

     - Vermont Pure and Crystal Rock must receive opinions from their respective legal counsel and tax counsel reasonably satisfactory to each of them.

     To review all of the conditions contained in the merger agreement, you should read the merger agreement which is attached to this document as appendix A.

CLOSING AND EFFECTIVE TIME

     If all of the conditions of the merger agreement are satisfied or waived, then, unless Vermont Pure and Crystal Rock agree to another date, the closing date for the business combination is expected to be October 6, 2000. Upon the closing of the transaction, the parties will file a certificate of merger with the Secretary of State of Delaware and the business combination will be legally effective at the time of the filing. If our shareholders approve the transaction, it is expected to become effective within one business day following approval of the transaction.

EXCHANGE OF CRYSTAL ROCK CERTIFICATES

     At the closing, each shareholder of Crystal Rock common stock will contribute all of his or her shares of Crystal Rock common stock to VP Merger Parent and VP Merger Parent will transfer to each shareholder of

Crystal Rock cash and/or cash equivalents, the 12% subordinated promissory notes due 2007 of VP Merger Parent, and shares of VP Merger Parent common stock. The aggregate amount of such cash will equal $8,000,000 plus the greater of $1,500,000 or the average amount of cash and cash-equivalents of Crystal Rock as of the close of business on the five business days immediately preceding the effective date. The aggregate principal amount of the promissory notes will be $22,600,000. The aggregate number of shares of VP Merger Parent stock to be issued by reason of the contribution will be calculated by multiplying the aggregate number of shares of Crystal Rock common stock, issued and outstanding immediately prior to the effective time of the business combination, by the "exchange ratio." Here is how the exchange ratio is determined in the merger agreement:

          The EXCHANGE RATIO is a number rounded to five decimal places equal to a fraction, the numerator of which is the VP Merger Parent share amount and the denominator of which is the aggregate number of shares of Crystal Rock common stock issued and outstanding immediately prior to the effective time.

          The PARENT SHARE AMOUNT is $31,100,000 divided by the share price.

          The SHARE PRICE is the average of the closing price per share of our stock (as quoted on the American Stock Exchange) for the ten business days ending on the fifth business day prior to the filing date of the certificate of merger; but if the share price calculation is less than $2.80, then the share price will be $2.80, and if the share price calculation is more than $3.15, then the share price will be $3.15. For example, if the share price calculation is $3.15, then the number of shares issued would be 9,873,016.

FORMULA PRICING

     Neither party to the merger agreement has the right to terminate the merger agreement by reason of the price of Vermont Pure common stock.

     If between the date of the merger agreement and the legal effectiveness of the business combination the outstanding shares of our stock are changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, stock dividend, stock combination, exchange of shares or readjustment, the exchange ratio will be appropriately adjusted.

BACKGROUND OF THE BUSINESS COMBINATION

     A key element of our growth strategy has been to attempt to acquire other companies in the bottled water industry that provide products or services that are complementary to those provided by us. We have made a number of successful acquisitions and we have been looking for additional acquisitions. However, since January 1999, we have not considered acquiring another business on the same scale as this transaction.

     The following is a chronology of events leading up to the signing of the merger agreement:

September 16, 1999               Timothy G. Fallon and Peter K. Baker met at a
                                 Crystal Rock plant tour as part of a program for the New England Bottled Water Association.
                                 Mr. Baker approached Mr. Fallon with the idea to explore merging the companies.

October 28, 1999                 Mr. Fallon met with the principal Crystal Rock
                                 shareholders, Henry E. Baker, Peter K. Baker,
                                 John B. Baker and David M. Jurasek, Crystal
                                 Rock's Controller, at Crystal Rock's bottling facility in Watertown, Connecticut. Mr. Fallon made a presentation about our history and proposed some broad assumptions about what a business combination of the two companies would look like from a valuation standpoint.

November 8, 1999                 Vermont Pure and Crystal Rock signed a
                                 confidentiality agreement and agreed to begin exchanging financial information. Each side began its own due diligence investigation.

November 17, 1999                Mr. Fallon met with Peter K. Baker, John B.
                                 Baker and Mr. Jurasek at the Hilton Hotel in
                                 Danbury, Connecticut. Mr. Fallon proposed a
                                 $57,000,000 valuation for Crystal Rock based on available financial information for fiscal year
                                 1999. The Baker family rejected this valuation as inadequate and proposed a $63,400,000 valuation. Mr. Fallon tentatively agreed to this valuation if the Crystal Rock shareholders would take approximately 60% of the consideration in cash and 40% in Vermont Pure common stock.

December 2, 1999                 Mr. Fallon and Bruce S. MacDonald met with the
                                 Bakers and Mr. Jurasek, as well as Mr.
                                 Rapaport, Crystal Rock's legal counsel, and James F. Berger, a partner of Crystal Rock's independent auditors, at Crystal Rock's facility in Watertown, Connecticut. The parties toured Crystal Rock's plant and continued to discuss the valuation of Crystal Rock.

December 9, 1999                 The Crystal Rock shareholders and their legal
                                 counsel and Mr. Jurasek attended a lunch meeting at the American Stock Exchange in New
                                 York City to meet our board of directors.
                                 Following the luncheon, our board discussed the valuation of Crystal Rock, the advantages of the business combination, and the possible management structure of the combined companies.

January 7, 2000                  Mr. Fallon and Mr. MacDonald met Peter K.
                                 Baker, John B. Baker and Mr. Jurasek at the
                                 Sheraton Hotel in Springfield, Massachusetts to plan the financing of the business combination and to refine assumptions about synergies and their projections of sales and earnings before interest, taxes, depreciation and amortization, known as EBITDA.

January 13, 2000                 Vermont Pure and Crystal Rock signed a 60 day
                                 "no shop" agreement. Each party continued with due diligence investigation.

January 31, 2000                 Mr. Fallon, Peter K. Baker, John B. Baker and
                                 Mr. Jurasek met with Fleet Bank at Fleet's
                                 Hartford office to discuss financing the transaction. The parties considered various structures for the transaction.

February 10, 2000                Mr. Fallon, Mr. MacDonald, Peter K. Baker, John
                                 B. Baker and Mr. Jurasek met with First Union
                                 Bank at a restaurant in Waterbury, Connecticut to discuss bank financing for the transaction.
                                 The parties hoped to finance the transaction with senior debt only and to avoid mezzanine financing. During this time period, our legal counsel began to draft a merger agreement for the transaction.

March 7, 2000                    Our board of directors met to discuss the
                                 proposed transaction and financing and obtain authorization to proceed.

March 14, 2000                   Mr. Fallon, Mr. MacDonald, Peter K. Baker, John
                                 B. Baker and Mr. Jurasek met in New Haven,
                                 Connecticut with representatives of two banks to explore senior debt financing for the transaction.

March 27-28, 2000                Mr. Fallon, Mr. MacDonald, Peter K. Baker, John
                                 B. Baker and Mr. Jurasek traveled to Albany,
                                 New York and locations in Vermont to conduct due diligence.

April 3, 2000                    Following unsuccessful efforts to finance the
                                 transaction entirely with senior debt, Peter
                                 Baker telephoned Mr. Fallon and proposed that the Crystal shareholders would be willing to restructure the consideration from 60% cash and 40% stock to approximately $9,500,000 in cash, $22,600,000 principal amount of 12% subordinated promissory notes due 2007 and common stock valued for purposes of the transaction at $31,100,000, together with the assumption of $1,700,000 in existing Crystal
                                 Rock debt. The Crystal Rock shareholders would contribute their stock to a newly formed holding company that would own both entities.

April 10, 2000                   After considering the new structure, Webster
                                 Bank of Connecticut issued a commitment letter for $36,000,000 in senior debt for the transaction. During this time period, legal counsel prepared, revised and circulated drafts of the merger agreement, various employment agreements, and various property leases. Our compensation committee participated in negotiation of the employment agreements.

May 1-2, 2000                    Our board of directors met in Burlington,
                                 Vermont to discuss the merger with a view towards approving it. On May 1, 2000, the board received the oral opinion of Duff & Phelps LLC as to the fairness of the transaction from a financial point of view. After a lengthy discussion, the board voted unanimously to approve and adopt the proposed agreement and plan of merger and contribution.

May 5, 2000                      Mr. Fallon, members of the Baker family and the
                                 other Crystal Rock shareholders executed the definitive transaction documents at the home of Henry Baker in Litchfield, Connecticut. Duff &
                                 Phelps LLC delivered a written copy of its fairness opinion to us.

May 8, 2000                      The parties issued a press release announcing
                                 the transaction at 8:00 a.m.

August 28, 2000                  The parties amended the merger agreement to
                                 provide for registration rights for the shares that we will issue to the Crystal Rock shareholders and to extend the date after which the parties can terminate the merger agreement to October 20, 2000.

     On May 1 and 2, 2000, our board of directors held a special meeting to review the terms of the merger agreement. The board reviewed and discussed the terms of the merger agreement, and discussed the financial and other effects the proposed business combination would have on our shareholders, operations and customers. In addition, Duff & Phelps LLC delivered its oral opinion to the effect that, as of May 1, 2000 and based upon and subject to matters later stated in its written opinion, the transaction was fair from a financial point of view to our shareholders. After Duff & Phelps LLC delivered its opinion, our board of directors unanimously voted to approve the business combination and authorized the officers to finalize and execute the merger agreement. Duff & Phelps confirmed its oral opinion in writing on and as of May 5, 2000. The opinion of Duff & Phelps appears at the back of this proxy statement as appendix B.

OPINION OF DUFF & PHELPS LLC

     Duff & Phelps, LLC acted as our financial advisor in connection with the business combination, and assisted our board in its examination of whether the transactions contemplated by the merger agreement are fair, from a financial point of view, to our shareholders. Duff & Phelps is one of the nation's largest independent specialty investment banking and financial advisory firms, and has been providing valuation and financial advisory services to clients for over 60 years. Duff & Phelps performs nearly 500 engagements each year for clients ranging from small, privately held companies to large, publicly-traded corporations. We selected Duff & Phelps as our financial advisor based upon Duff & Phelps' experience, ability and reputation for providing fairness opinions and other advisory services on a wide variety of corporate transactions.

     On May 1, 2000, Duff & Phelps gave its oral opinion to our board to the effect that, as of the date of such opinion, the transactions contemplated by the merger agreement are fair, from a financial point of view, to our shareholders. Duff & Phelps confirmed its opinion in writing on May 5, 2000.

     In arriving at its fairness opinion, Duff & Phelps reviewed, among other items, the signed agreement and plan of merger and contribution; our annual reports filed on Form 10-K, including our audited financial information for the last five fiscal years; our interim announcements and unaudited quarterly reports on Form 10-Q, and other public information of ours; audited financial information for Crystal Rock for the last five fiscal years and unaudited quarterly financial information for Crystal Rock; and operating and financial information that we supplied to Duff & Phelps for purposes of its evaluation, including pro forma information and internal budgets. Duff & Phelps also reviewed our historical stock market prices and trading volumes.

     Duff & Phelps reviewed industry and financial information, which included, among other items, financial and stock market data relating to publicly held companies that Duff & Phelps considered relevant for comparative purposes, and change of control transactions involving companies in the bottled water industry. All industry information and data on public companies considered comparable to Crystal Rock or us and used in Duff & Phelps' analysis were obtained from regularly published industry and investment sources. In addition, Duff & Phelps held discussions with our senior management regarding past, current, and projected operations. Duff & Phelps also held discussions with senior management of Crystal Rock regarding past, current and projected operations. Duff & Phelps took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation. Duff & Phelps did not make any independent appraisals of our assets or liabilities or those of Crystal Rock.

     In performing its analysis and rendering its opinion, Duff & Phelps relied on the accuracy and completeness of all information provided to it, whether obtained from public or private sources, including Crystal Rock's and our management, and did not attempt to independently verify any such information. Duff & Phelps prepared its written opinion effective as of May 5, 2000. The opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date. We did not place any limitation upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its opinion. We negotiated the consideration to be paid to the shareholders of Crystal Rock before we engaged Duff & Phelps to provide an opinion on the transaction.

     THE FULL TEXT OF THE WRITTEN FAIRNESS OPINION OF DUFF & PHELPS, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, LIMITATIONS ON AND SCOPE OF REVIEW BY DUFF & PHELPS IN RENDERING ITS OPINION, IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT. YOU ARE URGED TO READ THE DUFF & PHELPS OPINION IN ITS ENTIRETY. THE OPINION WAS RENDERED WITHOUT REGARD TO THE NECESSITY FOR, OR LEVEL OF, ANY RESTRICTIONS, OBLIGATIONS OR UNDERTAKINGS WHICH MAY BE IMPOSED OR REQUIRED IN THE COURSE OF OBTAINING REGULATORY APPROVALS FOR THE TRANSACTION CONTEMPLATED BY THE MERGER AGREEMENT. THE DUFF & PHELPS OPINION IS NOT A RECOMMENDATION TO YOU ABOUT HOW TO VOTE AT THE SPECIAL MEETING.

     In preparing its opinion to our board, Duff & Phelps performed a variety of financial and comparative analyses regarding the valuation of Crystal Rock including (i) a discounted cash flow analysis of the projected free cash flow of Crystal Rock and the combined companies; (ii) a comparison of financial performance and market valuation ratios of Crystal Rock with those of publicly traded companies Duff & Phelps considered relevant for purposes of its opinion; and (iii) a review of recent control transactions involving companies in the bottled water industry. In addition, Duff & Phelps conducted the analyses it deemed appropriate for purposes of its opinion.

     Discounted Cash Flow Analysis. Duff & Phelps performed a discounted cash flow analysis of the projected free cash flows of Crystal Rock and the combined companies. Free cash flow is defined as cash that is available to either reinvest in new businesses or to distribute to investors in the form of dividends, stock buybacks, or debt service. The projected free cash flows are discounted to the present at a rate which reflects the relative risk associated with these flows as well as the rates of return which both equity and debt investors could expect to realize on alternative investment opportunities. Crystal Rock's and our future free cash flows were based on projected revenues, net income, depreciation and amortization, working capital and capital expenditure requirements for the five fiscal years ending in October 2004. Duff & Phelps' projections included expected operating synergies.

     Crystal Rock's future free cash flows for the five fiscal years ending October 2004 reflected the key assumptions and projections in the first table below. The projections used were prepared from the standpoint of a hypothetical buyer of a controlling interest in Crystal Rock and included expected operating synergies.

     Neither these nor any other projections reviewed by Duff & Phelps or disclosed in this proxy statement were reviewed by independent auditors, nor were they prepared in accordance with generally accepted accounting principles. The projections were based on numerous estimates and other assumptions and are inherently subject to significant uncertainties and contingencies. There is no assurance that the projections will be achieved. Neither we nor Crystal Rock nor any other person considers such projections to be an accurate prediction of future events.

                       Crystal Rock with Merger Synergies

                   $ IN MILLIONS                      2000     2001     2002     2003     2004
                   -------------                      -----    -----    -----    -----    -----
Revenues............................................  $25.9    $28.0    $30.3    $32.7    $35.3
Baseline EBITDA*....................................  $ 6.9    $ 8.0    $ 9.2    $10.5    $11.9
EBITDA with merger synergies........................  $ 8.5    $ 9.8    $11.1    $12.6    $14.2
Gross margin........................................   70.6%    70.5%    70.5%    70.5%    70.5%
EBITDA* (with merger synergies) margin..............   32.9%    34.9%    36.7%    38.5%    40.1%

---------------
* EBITDA means earnings before interest, taxes, depreciation and amortization. Please see Note 1 to "Selected Historical Financial Data of Vermont Pure Holdings, Ltd." for a discussion of the use and interpretation of this term, which is not an accepted measurement under generally accepted accounting principles.

     The future free cash flows for the combined companies, also including anticipated operating synergies, for the five fiscal years ending October 2004 reflected the following key assumptions and projections.

                    Combined Companies with Merger Synergies

                       $ IN MILLIONS                          2000    2001    2002    2003    2004
                       -------------                          -----   -----   -----   -----   -----
Revenues....................................................  $63.4   $70.8   $78.9   $88.3   $99.0
EBITDA*.....................................................  $14.8   $16.5   $19.2   $21.9   $25.1
Gross margin................................................   66.0%   65.0%   64.8%   64.3%   63.7%
EBITDA* margin..............................................   23.3%   23.4%   24.3%   24.8%   25.3%

---------------
* EBITDA means earnings before interest, taxes, depreciation and amortization. Please see Note 1 to "Selected Historical Financial Data of Vermont Pure Holdings, Ltd." for a discussion of the use and interpretation of this term, which is not an accepted measurement under generally accepted accounting principles.

     Duff & Phelps discounted the resulting free cash flows at rates of 12.0% to 13.0% for Crystal Rock, which Duff & Phelps considered consistent with bottled water companies with similar size profiles. Duff & Phelps used a discount rate range of 11.5% to 12.5% for the combined companies, which it considered consistent with larger regional beverage and distribution companies. These rates reflect, among other things, industry risks, the relatively small size of the two companies in the bottled water industry, and current rates of return required by investors in equity instruments in general. The discounted cash flow analysis produced an enterprise value range of $71 million to $80 million for Crystal Rock on a stand alone basis incorporating operating synergies. For the combined companies, the discounted cash flow analysis produced an enterprise value range of

$135 million to $153 million. Duff & Phelps calculated that the midpoint enterprise value determined for Crystal Rock on a discounted cash flow (DCF) basis implied the following multiples:

                          Crystal Rock -- Stand Alone

                                                                                         DCF MULTIPLE
                                                            PERFORMANCE     DEAL VALUE   AT $75.3 MM
                                                          ($ IN MILLIONS)    MULTIPLE     MID-POINT
                                                          ---------------   ----------   ------------
Enterprise Value/1999 EBITDA............................      $ 5.787         10.9x           NM*
Enterprise Value/Projected 2000 EBITDA..................      $ 8.526          7.4x          8.8x
Enterprise Value/1999 Revenues..........................      $24.018          2.6x          3.1x
Enterprise Value/Projected 2000 Revenues................      $25.928          2.4x          2.9x

---------------
* NM = not meaningful, because operating synergies are not reflected in 1999 EBITDA.

     Based on this analysis for the combined companies, Duff & Phelps concluded that the per share equity value of the combined companies was estimated to be an amount greater than the per share price of Vermont Pure Holdings, Ltd. on a standalone basis compared with a price of $3.25 per share on April 25, 2000.

     Comparable Company Analysis. In the comparable company analysis, Duff & Phelps selected a set of publicly-traded companies based on comparability to Crystal Rock. Although no single company chosen is exactly similar to Crystal Rock, these companies share many of the same operating characteristics and are affected by many of the same economic forces. The value of Crystal Rock is derived from the rate at which these companies are capitalized in the market, after adjusting for differences in operations and performance using measurements that included, but were not limited to, historical and expected revenue and profit growth, profitability margins, and returns on capital. The valuation multiples that Duff & Phelps analyzed included, but were not limited to, enterprise value (total value of common equity plus the book value of debt and preferred stock less cash) as a multiple of earnings before interest, taxes, depreciation and amortization, commonly known as EBITDA, and enterprise value as a multiple of revenues.

     Using publicly available information, Duff & Phelps compared Crystal Rock among the following companies: Saratoga Beverage Group, Green Mountain Coffee, Hansen Natural Corp., Odwalla Inc., United Natural Foods, National Beverage Corp. and Performance Food Group. For the comparable group and for Crystal Rock, the table below compares enterprise value (equity value plus the value of debt and preferred stock, less cash) to three measures:

- EBITDA for the latest twelve months (LTM)

- Projected EBITDA

- LTM revenues

                       Enterprise Value as a Multiple of:

                                                               LTM     PROJECTED      LTM
                      COMPANY OR GROUP                        EBITDA     EBITDA     REVENUES
                      ----------------                        ------   ----------   --------
Comparable group median.....................................   8.3x       6.7x        0.6x
Comparable group maximum....................................  22.1x      25.3x        1.1x
Comparable group minimum....................................   4.5x       2.0x        0.2x
Crystal Rock adjusted for operating synergies...............   8.9x       8.8x        2.6x

     Duff & Phelps noted that the comparable group's multiples reflect minority interest valuations in all cases except Saratoga Beverage Group, while Crystal Rock's multiples reflect a controlling interest valuation. In addition, no comparable company has operating margins as high as Crystal Rock's. For that reason, other factors being equal, Duff & Phelps stated that they would expect Crystal Rock's revenue multiples to be higher as well. Therefore, based on the analysis of comparable companies, it was Duff & Phelps' opinion that

Crystal Rock's valuation multiples, as implied by the consideration to be paid to Crystal Rock's shareholders in the merger and contribution, were reasonable.

     Comparable Transactions Analysis. Duff & Phelps reviewed recent control transactions involving bottled water companies as targets, and analyzed transactions that had been completed from late 1997 to the present. Similar to the comparable company analysis described above, the estimated value of the company to be acquired is derived from the valuation multiples at which these target companies were acquired, after adjusting for differences in operations and performance using measurements that included, but were not limited to, revenue and profit growth and profitability margins. The valuation multiples that Duff & Phelps analyzed included enterprise value as a multiple of EBITDA and enterprise value as a multiple of revenues.

     Duff & Phelps reviewed the financial terms, to the extent publicly available or otherwise provided to Duff & Phelps, of eight completed acquisitions in the bottled water industry. The median ratio of enterprise value to EBITDA was 9.9x. The median ratio of enterprise value to revenues was 2.0x. This compares to the enterprise value to EBITDA ratio of 8.9x for Crystal Rock (10.9x if adjusted for reduced executive compensation only) and an enterprise value to revenues ratio of 2.6x for Crystal Rock, based on the merger consideration to be paid to the Crystal Rock shareholders. Duff & Phelps noted that Crystal Rock's higher margins justify a somewhat higher transaction multiple for revenues. Based on the comparable transactions analysis, summarized in the table below, as well as the other analyses described above, Duff & Phelps concluded that the value of Crystal Rock implied by the merger consideration was reasonable.

             Selected Transactions Involving Bottle Water Companies

                                                                 ENTERPRISE       ENTERPRISE     EBITDA
        DATE                 TARGET              ACQUIRER       VALUE/EBITDA    VALUE/REVENUES   MARGINS
        ----           -------------------    --------------    ------------    --------------   -------
02/29/00               McKesson Water         Danone Group            NA             2.9x           NA
                       Products
10/10/97               Puro Water Group       U.S. Filter           9.9x             2.4x         23.8%
                                              Corp.
Approx. 1/99*          Cloister               Suntory               9.2x             2.3x         24.8%
04/01/99               Great Pines Water      Suntory              15.0x             2.1x         13.8%
                       Co.
Approx. 12/98*         Keystone Products      McKesson Water        8.0x             2.0x         25.0%
                                              Products
11/02/98               Aquapenn Spring        Danone Group         15.9x             1.9x         12.1%
                       Water
Approx. 9/98*          Ephrata                McKesson Water        8.1x             1.4x         16.8%
                                              Products
01/06/00               Saratoga Beverage      North Castle         12.1x             1.2x          9.5%
                       Group                  Partners

                             MEDIAN                                 9.9X             2.0X
                       Crystal Rock                                 8.9x             2.6x         29.6%
                       adjusted for
                       operating synergies

---------------
* Private transaction; information provided by Vermont Pure Holdings, Ltd.

     This fairness opinion summary provides a description of Duff & Phelps' presentation to our board on May 1, 2000. It is not a complete description of that presentation or the analyses performed by Duff & Phelps. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the process underlying Duff & Phelps' fairness opinion. In arriving at its fairness opinion, Duff & Phelps considered the results of all such analyses taken as a whole. Furthermore, in arriving at its fairness opinion, Duff & Phelps did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. No company or transaction used in the above analyses as a comparison is identical to Vermont Pure, Crystal Rock, or the merger and contribution. The analyses were prepared solely for purposes of Duff & Phelps providing its opinion to our board. Those analyses are not appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses are based upon numerous factors or events beyond our control and are inherently uncertain.

  Fee and other Information

     Under our engagement letter with Duff & Phelps, we paid a fee of $75,000, consisting of a retainer of $37,500 when we signed the engagement letter, and a further payment of $37,500 when Duff & Phelps delivered its opinion to our board. We also reimbursed Duff & Phelps for its out of pocket expenses and agreed to indemnify Duff & Phelps for liabilities it might incur in connection with the assignment, including liabilities under the federal securities laws. No portion of the fee paid to Duff & Phelps was contingent upon the conclusion reached in its opinion. We have not paid Duff & Phelps any other compensation during the past two years and no further compensation is contemplated. Furthermore, we have had no other relationship at any time with Duff & Phelps, and we have not agreed to engage Duff & Phelps to provide any services in the future.

VERMONT PURE'S REASONS FOR THE BUSINESS COMBINATION

     In reaching the decision to proceed with this business combination, our board of directors considered a number of factors and concluded that combining with Crystal Rock would both enhance and create shareholder value. The transaction closely fits our strategy for growth. In the past, we acquired a number of smaller bottling and delivery operations because we believe that both the dynamics and the economics of the bottled water industry favor consolidation. Crystal Rock presents a much more significant opportunity for us. We will benefit from a greater market presence in the Northeastern United States, and combining with Crystal Rock fits our strategy.

     The combined companies will continue to market the Crystal Rock and Vermont Pure brands separately. There are no anticipated marketing synergies.

     Currently, we may tanker bulk Vermont spring water to Crystal Rock's Watertown, Connecticut production facility to produce Vermont Pure products. Conversely, we may install distillation equipment in Vermont Pure's Randolph, Vermont production facility to produce Crystal Rock products. The logistics cost and marketplace demand will determine the implementation or non-implementation of the above strategy.

     Accordingly, we had the following reasons for deciding to proceed with this business combination:

     - Combining with Crystal Rock gives us a greater market presence in the Northeastern United States and helps us compete with national companies on the local level.

     - Crystal Rock is well established in geographic areas in southern New England and New York that are complementary to our own areas, and has a strong market presence in those areas.

     - Crystal Rock's home and office business has strong gross margins and complements our own home and office business.

     - The fairness opinion rendered by Duff & Phelps in connection with the business combination;

     - The accounting and tax treatment of the transaction;

     - Crystal Rock has a deep and excellent management team the members of which are known throughout the water industry trade association, the International Bottled Water Association (IBWA), and are recognized as leaders and innovators within the industry. Henry. E. Baker was a Board member for 20 years and is in the IBWA Hall of Fame. Peter K. Baker has served as a Board member and Chairman of the association. John B. Baker has designed and patented a number of devices used within the bottled water industry. The most notable of these devices is the Water Safe System, which acts as a seal between the water bottle and the cooler to prevent spillage and reduce the introduction of dust or other particles into the cooler and water. John has also assisted other water companies to design and build plant equipment.

     - Crystal Rock has excellent infrastructure in terms of systems, plant and equipment.

     - With a larger company, we can achieve savings on purchases of raw materials, such as bottles and the resin used to make bottles, and increase our gross margins.

     - With a larger company, we can save money on distribution costs by consolidating warehouse operations and truck routes.

     - With a larger company, we can achieve greater route density and provide more profitable and timely service to our home and office customers.

     - The combination of the two companies is expected to increase our revenues and EBITDA even after servicing the indebtedness we will incur to carry out the transaction.

CRYSTAL ROCK'S REASONS FOR THE BUSINESS COMBINATION

     In reaching the decision to proceed with this transaction, the Crystal Rock board of directors considered a number of factors and concluded that combining with Vermont Pure would enhance Crystal Rock shareholder value. Crystal Rock shareholders are more limited in the ways they can effectively recognize the true value of their holdings as compared to shareholders of a publicly traded company.

     Accordingly, the following reasons were foremost in the decision to proceed with the combining of the two businesses:

     - The merger with Vermont Pure, a publicly traded company, enabled Crystal Rock shareholders individually a level of liquidity not available in the private sector market.

     - The consideration received by the Crystal Rock shareholders, including its form in relation to the merger, is fair and equitable.

     - As part of a publicly traded company, Crystal Rock has access to capital markets and alternatives to debt financing as it relates to future acquisitions.

     - The merger of Crystal Rock and Vermont Pure provides current Crystal Rock management an active role in a growing business.

     - The merger will more fully utilize existing Crystal Rock facilities thereby increasing production efficiencies.

     - With a larger company, savings can be achieved on purchases of raw materials, such as bottles and the resin used to make bottles leading to an increase in gross margins.

     - Crystal Rock believes that the combination of the two companies will increase our revenues and EBITDA and further enhance the ownership value currently realized by the Crystal Rock shareholders.

CONFLICTS OF INTEREST OF MR. FALLON AND OTHERS

     In considering the recommendation of our board of directors with respect to the proposed transaction, you should note that some of our officers and directors may have interests in the transaction, that are different from, or in addition to, your interests in the transaction. For example, Timothy G. Fallon, our Chief Executive Officer, President and Chairman of the Board, has a direct conflict of interest (1) in making his recommendation and (2) in voting to approve the merger and to approve the transaction. Additionally, Bruce S. MacDonald, our Chief Financial Officer and Secretary, and other members of the board may have the same conflicts of interests. Upon completion of the transaction, Messrs. Fallon and MacDonald will have employment agreements with VP Merger Parent. They will also be entitled to indemnification by Vermont Pure and are covered by liability insurance for their actions as directors and officers. The boards of directors of Vermont Pure and Crystal Rock were aware of these interests and took these interests into account in approving the proposed business combination.

     STOCK HELD BY OUR DIRECTORS AND OFFICERS. As of August 30, 2000, our directors and executive officers and persons who may be considered to be our affiliates beneficially owned or held voting control of 1,186,000 shares or 10.3% of our common stock assuming exercise of all existing options to purchase common stock that were exercisable within the sixty-day period following that date.

     VERMONT PURE EMPLOYMENT AGREEMENTS. In connection with the business combination, VP Merger Parent will enter into a new employment agreement with each of Timothy G. Fallon and Bruce S. MacDonald. In addition, Mr. Fallon will serve as Chairman of the Board of VP Merger Parent.

     TIMOTHY G. FALLON.

     NEW EMPLOYMENT AGREEMENT

     VP Merger Parent's agreement with Mr. Fallon has a term of five years and provides that he will become Chief Executive Officer of VP Merger Parent when the business combination occurs. His base salary will be $250,000, subject to annual review by the board of directors, and he will be eligible to receive various bonuses. For fiscal years 2000 and 2001, VP Merger Parent will pay him a bonus of from $50,000 to $100,000 depending on its ability to achieve stated levels of target sales, and a further bonus of from $50,000 to $100,000 depending upon its ability to achieve stated levels of target EBITDA. For fiscal years 2002 through 2004, the range for the sales and EBITDA bonuses will be from $70,000 to $120,000.

     As is true in his existing employment contract, VP Merger Parent may also pay Mr. Fallon three special bonuses. The first, payable only once, equals $25,000 if VP Merger Parent achieve annual sales of over $40,000,000 during either of its fiscal years 2000 or 2001. The second, also payable only once, is a bonus of $50,000, cumulative with the $25,000 bonus, if VP Merger Parent achieves annual sales of over $50,000,000 during either of those fiscal years. The third, again payable only once, is a bonus of $50,000 if the closing price of VP Merger Parent common stock is equal to or in excess of $5.00 per share for 54 trading days in any period of 60 consecutive trading days. VP Merger Parent will reimburse Mr. Fallon for up to $25,000 for buying disability and other insurance that it does not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. Subject to the fiduciary duties of its directors, VP Merger Parent will use its best efforts to have Mr. Fallon elected as a member of its board of directors and any executive committee of the board of directors. VP Merger Parent's agreement with Mr. Fallon also contains confidentiality provisions and a non-competition clause that prohibits Mr. Fallon from competing with it during the term of the agreement and any period in which he is no longer employed and receives severance payments or for 12 months if he is not receiving severance payments. Provided that VP Merger Parent shareholders approve an increase in the number of stock options it can grant, when the business combination occurs VP Merger Parent will grant Mr. Fallon a stock option with an exercise price at fair market value for the purchase of 500,000 shares of its common stock, vesting at the rate of 100,000 shares per year.

     If VP Merger Parent terminates Mr. Fallon's employment before it expires and without "cause," as defined in the agreement, in our fiscal years 2000 and 2001 VP Merger Parent will be required to pay him monthly severance benefits for the remaining term of his agreement or 24 months, whichever is less, at an annual rate equal to his base annual salary plus $150,000, together with fringe benefits as defined in the agreement, subject to various limits. In VP Merger Parent's fiscal years 2002 through 2004, it would be required to pay him monthly severance benefits for the remaining term of his agreement or 24 months, whichever is less, at an annual rate equal to his base annual salary plus $200,000, together with fringe benefits as described in the agreement. Mr. Fallon's contract contains no provisions entitling him to resign and be compensated for "good reason." If there is a "change of control," as defined in the agreement, of VP Merger Parent, followed within 30 days by the termination of Mr. Fallon's employment for any reason, then we would be required to pay him monthly severance benefits as if there had been a termination without cause, together with fringe benefits as described in the agreement.

     CURRENT EMPLOYMENT AGREEMENT

     In October 1997, we executed an employment agreement with Timothy G. Fallon that has an effective date of November 1, 1997 and expires November 1, 2001. This agreement was amended during October 1999 but still expires on November 1, 2001. Pursuant to the agreement, which replaced a prior agreement dated November 4, 1994, Mr. Fallon acts as our Chief Executive Officer and President. His annual base salary is $205,000, which is reviewed annually by the board. We provide Mr. Fallon with an automobile and disability insurance allowance. If his employment is terminated without cause (including a deemed termination by reason of a "Change of Control", as defined), Mr. Fallon is entitled to receive life and health insurance benefits together with severance payments equal to 1.0 times his annual base salary plus $150,000 payable over 12 months if such termination occurs in fiscal years 2000 through 2001. In each case, Mr. Fallon will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. Fallon's employment is terminated for "cause," as defined.

     In addition to bonus payments disclosed above that were paid to him with respect to fiscal 1999, Mr. Fallon is entitled to incentive bonuses based upon the achievement of performance goals for fiscal years 2000 and 2001. For fiscal years 2000 and 2001, his incentive compensation will include payments of $75,000 for meeting Board approved target sales and $75,000 for meeting Board approved target EBITDA, again with greater or lesser payments (non-cumulative) for achieving targets within specified ranges above or below budget. Mr. Fallon is also entitled to receive special bonuses if we achieve sales of $40,000,000 or $50,000,000 during fiscal year October 2000 or October 2001. These bonuses are, respectively, $25,000 and $50,000. These bonuses are cumulative and may be earned in the same fiscal year. If we maintain or exceed a $5.00 per share stock price of 54 out of 60 consecutive trading days during the period November 1, 1999 through October 31, 2001, Mr. Fallon will receive a special bonus of $50,000.

     BRUCE S. MACDONALD.

     NEW EMPLOYMENT AGREEMENT

     VP Merger Parent's agreement with Mr. MacDonald has a term of five years and provides that he will become Vice President of Finance, Chief Financial Officer and Treasurer of VP Merger Parent when the business combination occurs. His base salary will be $105,000, subject to annual review by the board of directors, and he will be eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of target EBITDA. VP Merger Parent will reimburse Mr. MacDonald for up to $15,000 for buying disability insurance that it does do not offer as an employee benefit, if he elects to obtain it, and leasing and operating an automobile. VP Merger Parent's agreement with Mr. MacDonald also contains confidentiality provisions and a non-competition clause substantially the same as for Mr. Fallon. Provided that its shareholders approve an increase in the number of stock options it can grant, when the business combination occurs it will grant Mr. MacDonald a stock option with an exercise price at fair market value for the purchase of 100,000 shares of our common stock, vesting at the rate of 20,000 shares per year.

     If VP Merger Parent terminates Mr. MacDonald's employment before it expires and without "cause," as defined in the agreement, it will be required to pay him monthly severance benefits for the remaining term of his agreement or 24 months, whichever is less, at an annual rate equal to his base annual salary plus $50,000, together with fringe benefits as defined in the agreement, subject to various limits. Mr. MacDonald's contract contains no provisions entitling him to resign and be compensated for "good reason." If there is a "change of control," as defined in the agreement, of VP Merger Parent, followed within 30 days by the termination of Mr. MacDonald's employment for any reason, then it would be required to pay him monthly severance benefits as if there had been a termination without cause, together with fringe benefits as described in the agreement.

     CURRENT EMPLOYMENT AGREEMENT

     On and as of November 1, 1997, we entered into an employment agreement with Bruce S. MacDonald that expires November 1, 2001. Pursuant to the agreement, Mr. MacDonald acts as our Chief Financial Officer and Treasurer. His annual base salary is $100,000, to be reviewed annually by the board. We provide Mr. MacDonald with automobile and disability insurance allowances. If his employment is terminated without cause (including a deemed termination by reason of a "Change of Control," as defined), Mr. MacDonald is entitled to receive life and health insurance benefits together with severance payments equal to 1.0 times his annual base salary plus $50,000 payable over 12 months if such termination occurs in fiscal years 2000 through 2001. In each case, Mr. MacDonald will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. MacDonald's employment is terminated for "Cause," as defined.

     In addition to the bonus payments disclosed above that were paid to him with respect to fiscal 1999, Mr. MacDonald is entitled to incentive bonuses based upon the achievement of performance goals for fiscal year 2000 to 2001. Mr. MacDonald's incentive compensation for each of these year is $50,000 for meeting Board approved target EBITDA, with greater or lesser payments (non-cumulative) for meeting EBITDA targets within specified ranges.

     VERMONT PURE STOCK OPTIONS. Upon consummation of the business combination, holders of Vermont Pure options will be entitled to receive Vermont Pure stock options and, upon the exercise of their Vermont Pure stock options, will receive a number of shares of VP Merger Parent common stock determined as described under "Item 1. Proposal to Approve the Business Combination -- Treatment of Vermont Pure Stock Options and Warrants." Elsewhere in this proxy statement we are asking you to amend our stock option plan to increase the number of shares covered by the plan to allow us to grant the options to Mr. Fallon and Mr. MacDonald as noted above and to employees of Crystal Rock. However, even if the shareholders of Vermont Pure do not approve the amendment that would increase the number of shares covered by our stock option plan, we will still proceed with the merger and contribution if the shareholders approve the merger agreement. In other words, consummation of the merger does not depend upon approval of the amendment to our stock option plan.

     INDEMNIFICATION AND INSURANCE FOR VERMONT PURE DIRECTORS AND OFFICERS. Our directors and officers are entitled to indemnification by us prior to the business combination as provided in our certificate of incorporation and by-laws. We have maintained a directors' and officers' liability insurance policy for the benefit of our directors and officers. We expect that the directors and officers of VP Merger Parent will be covered by a substantially similar directors' and officers' liability insurance policy.

INTEREST OF CRYSTAL ROCK'S MANAGEMENT AND CERTAIN SHAREHOLDERS IN THE BUSINESS COMBINATION

     In considering the vote by Crystal Rock's board of directors in favor of the agreement and plan of merger and contribution, you should note that some of Crystal Rock's shareholders, directors and officers have interests in the transaction that are different from, or in addition to, your interests generally. The boards of directors of Vermont Pure and Crystal Rock were aware of these interests and took these interests into account in approving the proposed business combination.

     STOCK HELD BY CRYSTAL ROCK DIRECTORS AND OTHERS. As of August 30, 2000, the directors and executive officers of Crystal Rock and persons who may be considered to be affiliates of Crystal Rock, beneficially owned or held voting control of 100% of Crystal Rock common stock.

     ELECTION OF DIRECTORS. In the merger agreement, we have agreed to use our efforts to appoint Henry E. Baker and Peter K. Baker, directors of Crystal Rock, to the board of directors of VP Merger Parent as of the date the business combination is completed. We also agreed to appoint Ross S. Rapaport, an attorney who has provided legal counsel to Crystal Rock and to members of the Baker family, to the board.

     CRYSTAL ROCK EMPLOYMENT AGREEMENTS. In connection with the business combination, VP Merger Parent will enter into employment agreements with Peter
K. Baker, John B. Baker and Henry E. Baker.

     PETER K. BAKER. The agreement with Peter K. Baker has a term of five years and provides that he will become President of VP Merger Parent when the transaction occurs. His base salary will be $250,000, subject to annual review by the board of directors, and he will be eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of EBITDA. Mr. Baker will also be entitled to a guaranteed bonus equal to the excess of $50,000 over the actual cost to him, which VP Merger Parent will reimburse, of buying disability insurance, if he elects to obtain it, and leasing and operating an automobile. Subject to the fiduciary duties of its directors, VP Merger Parent will use its best efforts to have Mr. Baker elected as a member of its board of directors and any executive committee of the board of directors, so long as the former shareholders of Crystal Rock hold in the aggregate at least 40% of the outstanding shares of VP Merger Parent. The agreement also contains confidentiality provisions and a non-competition clause that prohibits Mr. Baker from competing with us during the term of the agreement and any period in which he is no longer employed and receives severance payments or for 12 months if he is not receiving severance payments.

     If we terminate Mr. Baker's employment before it expires and without "cause," as defined in the agreement, VP Merger Parent will be required to pay him monthly severance benefits for the remaining term of his agreement at an annual rate equal to his base annual salary plus $50,000, together with fringe benefits as defined in the agreement, subject to various limits. If Mr. Baker leaves VP Merger Parent for "good reason," which means if VP Merger Parent requires him to relocate his home a distance of more than 50 miles, if VP Merger Parent assigns to him duties materially inconsistent with his position, or if VP Merger Parent materially breaches its agreement with him, he will be entitled to the same payments as if VP Merger Parent had terminated his employment without cause. Finally, if there is a "change of control," as defined in the agreement, of VP Merger Parent, followed within 30 days by the termination of Mr. Baker's employment for any reason, then VP Merger Parent would be required to pay him monthly severance benefits for 24 months or the remaining term of his agreement, whichever is less, at the same annual rate that applies in case of termination without cause, together with fringe benefits as described in the agreement.

     JOHN B. BAKER. John B. Baker has a five year agreement with VP Merger Parent that provides that he will become Executive Vice President of VP Merger Parent when the merger occurs. His base salary will be $250,000, subject to annual review by the board of directors, and he will be eligible to receive a bonus of from $25,000 to $75,000 depending on our ability to achieve stated levels of EBITDA. Mr. Baker will also be entitled to a guaranteed bonus equal to the excess of $50,000 over the actual cost to him, which VP Merger Parent will reimburse, of buying disability insurance, if he elects to obtain it, and leasing and operating an automobile. After 18 months Mr. Baker may elect to reduce his duties and compensation by giving us written notice. In that case, he must make himself reasonably available to VP Merger Parent for consultation for at least 20 hours per calendar month. While he is employed full time, his base salary and bonus arrangements are the same as for Peter K. Baker. If he chooses reduced employment, his base salary will be reduced to $160,000, subject to annual review by the board of directors. He would no longer be eligible for a bonus based on our EBITDA targets. His guaranteed bonus would be equal to the excess of $15,000 over the reimbursed insurance and automobile allowance described above. With respect to confidentiality and non-competition, John B. Baker's employment agreement is substantially the same as Peter K. Baker's.

     John B. Baker's agreement for severance payments following termination is substantially the same as for Peter K. Baker in case of termination of employment without cause, termination for good reason, and termination following a change of control. However, if John B. Baker has elected reduced employment, VP Merger Parent is required to pay him monthly severance benefits at an annual rate equal to his base annual salary for reduced employment, without any added amount, plus fringe benefits as defined in the agreement, for the remaining term of his agreement, but not more than 24 months in case of a change of control.

     HENRY E. BAKER. VP Merger Parent's agreement with Henry E. Baker has a term of five years and provides that he will be Chairman Emeritus of VP Merger Parent when the merger occurs. Mr. Baker is required to make himself reasonably available to us for consultation for at least 20 hours per calendar month. His base annual salary is $25,000, subject to annual review by the board of directors. VP Merger Parent will provide him with an automobile allowance of up to $12,000 per year for his actual cost of leasing and operating an automobile. Subject to the fiduciary duties of its directors, VP Merger Parent will use its best efforts to have Mr. Baker elected as a member of its board of directors so long as the former shareholders of Crystal

Rock hold in the aggregate at least 40% of the outstanding shares of VP Merger Parent. Henry E. Baker's employment agreement is substantially the same as Peter
K. Baker's with respect to confidentiality and non-competition. His agreement regarding severance following termination is substantially the same as for Peter Baker in case of termination of employment without cause, termination for good reason, and termination following a change of control. In cases requiring severance payments, VP Merger Parent will pay Mr. Baker monthly severance benefits for the remaining term of his agreement, but not more than 24 months in case of a change of control, at an annual rate equal to his base annual salary, without any added amount, plus fringe benefits as defined in the agreement.

CRYSTAL ROCK RELATED PARTY TRANSACTIONS

     CONSIDERATION AND EMPLOYMENT AGREEMENTS. If the business combination occurs, the shareholders of Crystal Rock will contribute all of the outstanding shares of Crystal Rock to VP Merger Parent in exchange for consideration of at least $63,200,000, consisting of at least $9,500,000 in cash, VP Merger Parent's 12% subordinated promissory notes due 2007 in the original principal amount of $22,600,000, and shares of VP Merger Parent's common stock valued for purposes of the merger agreement at $31,100,000. The consideration to be paid to the Crystal Rock shareholders will be paid as follows:

                                                 SUBORDINATED         PARENT            TOTAL
                                                  PROMISSORY          SHARE            TRANSFER
STOCKHOLDER                       CASH(1)            NOTE             AMOUNT            VALUE
-----------                    -------------    --------------    --------------    --------------
Henry E. Baker...............  $5,500,000.00    $ 3,488,888.89    $ 3,355,438.61    $12,344,327.50
John B. Baker................  $1,500,000.00    $ 5,200,000.00    $ 9,044,561.40    $15,744,561.40
Peter K. Baker...............  $1,500,000.00    $ 5,200,000.00    $ 9,044,561.40    $15,744,561.40
Joan A. Baker................  $         -0-    $ 3,511,111.11    $          -0-    $ 3,511,111.11
Ross S. Rapaport, Trustee
  U/T/A dated 12/16/91 F/B/O
  Joan Baker et al...........  $1,000,000.00    $ 5,200,000.00    $ 9,581,520.47    $15,781,520.47
Peter K. Baker Life Insurance
  Trust, Ross S. Rapaport,
  Trustee....................  $         -0-    $          -0-    $    36,959.06    $    36,959.06
John B. Baker Life Insurance
  Trust, Ross S. Rapaport,
  Trustee....................  $         -0-    $          -0-    $    36,959.06    $    36,959.06
                               -------------    --------------    --------------    --------------
          Totals.............  $9,500,000.00    $22,600,000.00    $31,100,000.00    $63,200,000.00
                               =============    ==============    ==============    ==============

---------------
(1) Should the average amount of cash and cash-equivalents of Crystal Rock as of the close of business on the five business days immediately preceding the effective date exceed $1,500,000, the excess shall be allocated proportionately to each Crystal Rock stockholder based on the total transfer value.

     In addition, VP Merger Parent will enter into employment agreements with Henry E. Baker, John B. Baker, and Peter K. Baker, respectively, under which each of these persons will receive substantial compensation for acting as an executive officer of VP Merger Parent.

     TRANSFER OF WATERTOWN FACILITY. Prior to the closing of the business combination, Crystal Rock will sell to Henry E. Baker, as Trustee of the Baker Grandchildren's Trust, real estate located at 1050 Buckingham Street in Watertown, Connecticut, consisting of about ten acres of land including an approximately 72,000-square foot building containing a water-purification and bottling plant, warehouse space, a truck garage, and office space. The consideration for the sale of this real estate will consist of the assumption by the Baker Grandchildren's Trust of the mortgage indebtedness associated with this real estate. As of June 15, 2000, the amount of that debt was approximately $3,637,000 in principal plus about $11,000 in accrued interest. The mortgage indebtedness includes a recent increase of $425,000 in principal amount, plus accrued interest, that was incurred on May 16, 2000 in contemplation of the business combination.

     LEASEBACK OF WATERTOWN FACILITY. When the business combination is completed, Crystal Rock, as a subsidiary of VP Merger Parent, will lease back the transferred Watertown real estate from the Baker

Grandchildren's Trust. The lease term is ten years, and Crystal Rock has an option to extend the lease for an additional five years. The annual rent under the lease is $360,000 during the first five years and $414,000 during the second five years, payable monthly. If Crystal Rock elects to extend the term of the lease, the rent during the extended term will be negotiated between the parties or determined by arbitration if they cannot agree. The lease is "triple net," meaning that Crystal Rock is responsible for paying not only the rent but also the costs of all associated real estate taxes, insurance, and maintenance. The lease payments are substantially the same in amount as the payments of principal and interest that Crystal Rock has been making on the mortgage debt on the property. Vermont Pure believes that the rent Crystal Rock will pay on this lease is at least as favorable as Crystal Rock could obtain in an arm's-length transaction.

     LEASE OF STAMFORD FACILITY. Crystal Rock will also lease other real estate from Henry E. Baker. This real estate consists of about two acres of land in Stamford, Connecticut, including an approximately 22,000-square foot building containing warehouse space, a truck garage, and office space. The lease term is ten years, and Crystal Rock has an option to extend the lease for an additional five years. Either the landlord or Crystal Rock may terminate the lease prior to its expiration or nine months' prior notice to the other; if Crystal Rock terminates the lease before it expires, it must pay a termination fee equal to six months' rent. The annual rent under the lease is $216,000 during the first five years and $248,400 during the second five years, in each case, payable monthly. If Crystal Rock elects to extend the term of the lease, the rent during the extended term will be negotiated between the parties or determined by arbitration if they cannot agree. The lease is also "triple net." The current annual rent on the property is $216,000. Vermont Pure believes that the rent Crystal Rock will pay on this lease is at least as favorable as Crystal Rock could obtain in an arm's-length transaction.

        OWNERSHIP OF VP MERGER PARENT FOLLOWING THE BUSINESS COMBINATION

     As a result of the business combination, the holders of Crystal Rock common stock will become VP Merger Parent shareholders. Depending on the calculation of the exchange ratio as described above VP Merger Parent will issue a maximum of 11,107,143 shares (51.9% of the outstanding common stock) and a minimum of 9,873,015 shares (49.0% of the outstanding common stock) of its common stock to Crystal Rock shareholders in the merger. If the share price is less than $2.80, the calculation will be based on a price of $2.80. If it is more than $3.15, the calculation will be based on a price of $3.15. On August 30, 2000, the closing price for our common stock, $.001 par value, on the American Stock Exchange was $3.56 per share.

     If the share price is at the midpoint, or $2.975, then the beneficial ownership (including shares obtainable upon the exercise of stock options within 60 days of the date of the table) of VP Merger Parent following the business combination would be as follows:

                                                              AMOUNT AND
                                                              NATURE OF         PERCENTAGE OF
                                                              BENEFICIAL      OUTSTANDING SHARES
OWNER'S NAME AND ADDRESS                                      OWNERSHIP             OWNED
------------------------                                      ----------      ------------------
Timothy G. Fallon...........................................    622,500(2)            2.8%
  Route 66, Catamount Industrial Park
  Randolph, VT 05060
Robert C. Getchell..........................................     72,000(3)             .3%
David R. Preston............................................     73,000(4)             .4%
Norman E. Rickard...........................................     69,000(3)             .3%
Beat Schlagenhauf...........................................     67,000(1)             .3%
Bruce S. MacDonald..........................................    101,000(1)             .5%
Phillip Davidowitz..........................................     25,000(1)             .1%
Henry E. Baker..............................................  1,127,879               5.4%
Jack B. Baker...............................................  3,040,189              14.7%
Peter K. Baker..............................................  3,040,189              14.7%
Ross S. Rapaport, Trustee...................................  3,245,525              15.6%

---------------
(1) Represents shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(2) Includes 620,000 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(3) Includes 67,000 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

(4) Includes 71,000 shares of common stock issuable pursuant to outstanding stock options exercisable within 60 days of the date of this table.

     In evaluating the business combination, we considered the issue of change in control. Although it is possible that the current Crystal Rock stockholders could receive more than 50% of the outstanding shares of the combined company, the following points summarize why we believe that effective control does not change solely by reason of the transaction.

     - Based on the historic price of our stock since the merger agreement was signed, under the formula for computing the number of shares of VP Merger Parent stock to be issued, it is probable, though not certain, that Crystal Rock's stockholders will receive less than 50% of the outstanding shares of VP Merger Parent.

     - The ownership position of the former Crystal Rock stockholders will be subject to dilution based upon our outstanding options, warrants and convertible securities.

     - No single Crystal Rock stockholder will own more than 15.6% of the outstanding stock of VP Merger Parent, and there is no voting agreement or other similar arrangement that obliges them to act together.

     - Six of nine board members of the combined company will be former Vermont Pure board members.

     - The Chairman of the Board and of the Executive Committee and the Chief Executive Officer of VP Merger Parent will be Mr. Fallon, who holds those positions with Vermont Pure, and the Chief Financial Officer of VP Merger Parent will be Mr. MacDonald, who holds that position with Vermont Pure.

       MANAGEMENT OF VP MERGER PARENT FOLLOWING THE BUSINESS COMBINATION

     When the merger is complete, the name of VP Merger Parent will become Vermont Pure Holdings, Ltd. The directors and officers of VP Merger Parent will be as follows:

     ELECTION OF OFFICERS AND DIRECTORS. In the merger agreement, VP Merger Parent agreed that the following persons would constitute its directors and executive officers as of the date the business combination is completed:

     Timothy G. Fallon, Chairman, Chief Executive Officer and Director
     Henry E. Baker, Chairman Emeritus and Director
     Peter K. Baker, President and Director
     John B. Baker, Executive Vice President
     Bruce S. MacDonald, Vice President of Finance, Chief Financial Officer and Treasurer
     Philip Davidowitz, Director
     Robert C. Getchell, Director
     David R. Preston, Director
     Ross S. Rapaport, Director
     Norman Rickard, Director
     Beat Schlagenhauf, Director

     In general, Mr. Fallon will be responsible for the day-to-day and long term planning, development, operation and advancement of the business of VP Merger Parent and its subsidiaries. Mr. MacDonald will have related responsibilities for the business in the areas of financial reporting and management. Peter K. Baker will be principally in charge of the day-to-day and long-term planning, development and operation of the home and office business. John B. Baker will have similar responsibilities with emphasis on manufacturing, quality and operations in the home and office division. As Chairman Emeritus, Henry E. Baker will act primarily in a consulting type of role, including, but not limited to, serving as VP Merger Parent's IBWA representative, investigating potential acquisitions and consulting on technical matters.

     Mr. Rapaport is a trustee of various trusts that own significant amounts of Crystal Rock stock and will own material amounts of VP Merger Parent common stock as well. He is counsel to Crystal Rock. More information about Mr. Rapaport appears below.

                 INDEBTEDNESS WE WILL INCUR IN CONNECTION WITH
                            THE BUSINESS COMBINATION

SENIOR DEBT

     We need to borrow money and issue promissory notes to the former shareholders of Crystal Rock in connection with the business combination. The loans and notes will be secured by substantially all of our assets. Working with the management of Crystal Rock, we believe we have structured this borrowing so that we can meet our obligations as they arise. However, borrowing additional money increases the risk that if we do not repay our indebtedness in a timely fashion, our secured creditors may declare a default and foreclose upon our assets, which would likely result in harmful disruption to our business, the sale of assets for less than their fully realizable value, and possible bankruptcy. You should read the third Risk Factor under "Risk Factors," which begins "We have to borrow substantial sums of money in connection with this transaction," for more information about this type of risk.

     In order to have enough cash to pay the Crystal Rock shareholders the cash portion of the consideration owed to them for their shares, and also to finance the operations of the combined companies, VP Merger Parent has obtained a commitment for $36,000,000 of senior debt financing from Webster Bank of Waterbury, Connecticut. The loan commitment provides for a term loan of $31,000,000 to consolidate our existing debt and to fund the payments to the Crystal Rock shareholders. The commitment also provides for a line of credit of $5,000,000 to support the working capital needs of the combined companies. Within the working capital line of credit there is a separate limit of $750,000 for the issuance of letters of credit. All of the subsidiaries of VP Merger Parent would be guarantors of the senior debt. The cost of refinancing our existing debt will be $364,000, consisting of forgone costs of $171,000 in bank fees, $48,000 in annual letter of credit fees, and $145,000 in bond closing costs.

     As provided in the commitment letter, the term loan and working capital line of credit have the following features:

Maturity                         TERM LOAN -- 7 years
                                 LINE OF CREDIT -- 2 years

Repayment                        TERM LOAN -- monthly payments of principal and
                                 interest, with graduated principal as follows:

                                             Year 1    $208,333 per month
                                             Year 2    $291,666 per month
                                             Year 3    $333,333 per month
                                             Year 4    $333,333 per month
                                             Year 5    $375,000 per month
                                             Year 6    $458,333 per month
                                             Year 7    $583,333 per month

                                 LINE OF CREDIT -- interest only in arrears

Collateral                       A first blanket lien on all our assets now
                                 owned or hereafter acquired, including the stock of Vermont Pure and Crystal Rock that we own.

Permitted Hedging                TERM LOAN -- We are permitted to hedge the
                                 interest rate on the term loan for a period up to the maturity of the term loan by entering into an interest rate hedge agreement with either Webster Bank or another acceptable borrower.

Rates TERM LOAN -- Rates are linked to our ratio of senior funded debt to EBITDA as follows:

                                            RATIO                                      PRICING
                                            -----                         ----------------------------------
                                            >3.0 to 1 and above           LIBOR plus 225 basis points
                                            >2.5 to 1 and # 3.0 to 1      LIBOR plus 175 basis points
                                            >2.0 to 1 and # 2.5 to 1      LIBOR plus 150 basis points
                                            >1.5 to 1 and # 2.0 to 1      LIBOR plus 125 basis points
                                            #1.5 to 1                     LIBOR plus 100 basis points

                                 The term loan will initially be priced at LIBOR plus 175 basis points, to be adjusted annually based on audited fiscal year end financial statements. Senior funded debt includes all of our term loans (but not subordinated debt) and all amounts drawn under the line of credit and capital leases.

                                 LINE OF CREDIT -- Interest on the line of credit accrues at the same rate as on the term loan unless we select the Webster Bank prime rate in effect from time to time.

Fees We will pay an underwriting fee of 0.5% ($180,000) of the commitment for the term loan and the line of credit, payable at the closing. We will also pay a commitment fee of $87,000 and an agency fee of $5,000 per year.

Prepayment Penalties             If we refinance our senior debt with another
                                 financial institution, we will owe a prepayment penalty equal to 3% of the amount we prepay in Year 1, 2% in Year 2, 1% in Year 3 and none after that. However, if we want to make an acquisition in excess of a cash outlay of $10,000,000 that requires financing that
                                 Webster Bank cannot or declines to accommodate, those penalties are reduced by half.

Subordination                    The debt evidenced by the 12% subordinated
                                 promissory notes due 2007 that we issue to the Crystal Rock shareholders will be subordinated to the senior debt. The subordination agreement is discussed below.

Financial Covenants              Webster Bank will impose customary financial
                                 covenants, including these:

                                 Maximum Senior Funded Debt/EBITDA

                                            From closing to 7/31/01     3.50 to 1
                                            10/31/01 and thereafter     3.00 to 1

                                 This is tested on a rolling four quarter basis.

                                 Debt Service Coverage
                                 Our net income, plus depreciation and
                                 amortization, plus or minus
                                 the net change in customer deposits, all divided by the sum of current portion of long term debt and capital leases, unfinanced capital expenditures, and scheduled subordinated debt repayments plus the current portion of specified obligations, may not fall below 1.2 to 1.

                                 Liquidity
                                 Our current ratio may not be less than 1.0 to 1.

                                 Net Worth
                                 In general, we may not incur net losses. This is tested on a rolling four quarter basis.

                                 Capital Expenditures
                                 We may not have capital expenditures in any year of more than $3,000,000 plus net income, not to exceed a total of $5,000,000.

                                 Other
                                 We may not pay dividends, incur incremental debt or make acquisitions without Webster's permission, nor can we have a material change in management.

Restrictions on M&A              We will not be permitted to merge or
                                 consolidate with another company or sell all or substantially all of our assets without either obtaining Webster's permission or paying off the senior debt. However, if there would be no default, we can make small acquisitions using internally generated cash, "seller paper" or our stock up to $500,000 per transaction or $1,000,000 per fiscal year.

     There are numerous other customary provisions in the Webster Bank loan documents, such as provisions for increased interest rates in case we are in default, insurance obligations, financial reporting obligations, and the like.

     We would not necessarily satisfy all of these covenants based on pro forma financial statements meeting SEC accounting rules, which do not allow the use of projections in such statements. However, after giving effect to operating synergies arising from the merger, both we and Crystal Rock believe that we will satisfy the covenants.

     The Webster Bank commitment letter expires October 31, 2000.

12% SUBORDINATED PROMISSORY NOTES DUE 2007

     As part of the consideration to be paid to the Crystal Rock shareholders, VP Merger Parent will issue secured subordinated notes with a total principal amount of $22,600,000 to the following persons: Henry E. Baker -- $3,488,889, Joan A. Baker -- $3,511,111, John B. Baker -- $5,200,000, Peter K. Baker -- $5,200,000 and Ross S. Rapaport, as trustee of a Baker family trust --$5,200,000. The notes bear interest at 12%, compounded quarterly, with payments due the 20th of each February, May, August, and November. In years 1 through 3 we will pay interest only, amounting to $678,000 per quarter. The amortization of the notes is as follows:

             YEAR     INTEREST      PRINCIPAL       TOTAL
           --------  -----------   -----------   -----------
REPAYMENT         1  $ 2,712,000   $        --   $ 2,712,000
                  2  $ 2,712,000   $        --   $ 2,712,000
                  3  $ 2,712,000   $        --   $ 2,712,000
                  4  $ 2,602,000   $ 2,000,000   $ 4,602,000
                  5  $ 2,307,000   $ 3,000,000   $ 5,307,000
                  6  $ 1,892,000   $ 4,000,000   $ 5,892,000
                  7  $ 1,247,000   $ 7,000,000   $ 8,247,000
           Maturity                $ 6,600,000
           --------  -----------   -----------   -----------
              Total  $16,184,000   $22,600,000   $32,184,000
           ========  ===========   ===========   ===========

     The notes will become due and payable following notice to us in case of our liquidation, dissolution or insolvency or the sale of our business, or in case of the acceleration of any senior debt.

     If we prepay principal in Year 1, then we owe a prepayment penalty equal to 3% of the amount we prepay, declining to 2% in Year 2, 1% in Year 3, and none thereafter.

The notes are secured by all of our assets, but the notes and the security interest are junior and subordinated to the senior debt owed to and the security interest in favor of Webster Bank and its successors. At the closing of the transactions contemplated by the merger agreement, we and the former Crystal Rock shareholders who hold the notes will enter into a subordination agreement with Webster Bank.

     Under the subordination agreement, we may pay, and the holders of the notes may accept, quarterly payments of interest on the notes so long as there is no default on the senior debt and the payment of interest on the notes would not cause such a default. We may make partial payments of interest on the subordinated notes if partial payments would not cause a default on the senior debt. The holders of the notes can accrue any unpaid interest that we owe, and we can pay it to them under the subordination agreement in subsequent periods, provided that any such later payment will not cause a default on the senior debt. We may not pay and the holders of the notes may not accept interest at a rate higher than 12%. As additional security for Webster, the holders of the subordinated notes will pledge to the Bank a continuing security interest in the subordinated loan documents.

     If we are in compliance with all of our financial covenants with Webster Bank, then we will pay principal on the subordinated notes commencing with the third anniversary of the issuance of the notes, as described above.

                  RESALE OF VP MERGER PARENT COMMON STOCK AND
                        AMERICAN STOCK EXCHANGE LISTING

     VP Merger Parent common stock issued to Vermont Pure stockholders in connection with the business combination will be freely transferable, except that the directors and executive officers of Vermont Pure will be subject to volume and manner of sale limitations imposed by Rule 145 and Rule 144 under the Securities Act. The former shareholders of Crystal Rock have contractually agreed to limit their sales for a period of one year following the merger. In that "lock-up" contract, a form of which appears as Exhibit N to the merger agreement, each shareholder agrees not to sell any VP Merger Parent common stock for a year following the merger. However, the contract permits transfers to family members or family trusts or partnerships, as well as the transfer of up to an aggregate of 200,000 shares of common stock per shareholder in one or more private transactions to persons or companies that do not compete with VP Merger Parent, so long as any such transferee agrees to be bound by the lock-up agreement.

     The former shareholders of Crystal Rock will receive "restricted" stock of VP Merger Parent in the transaction, which, in addition to the lock-up limitations noted above, will not be freely tradeable under federal and state securities laws. These shareholders have entered into a registration rights agreement with VP Merger Parent. Under that agreement, VP Merger Parent will, not later than one year after the merger, file a registration statement under the Securities Act covering all of the shares held by the former Crystal Rock shareholders. Registration will be at the expense of VP Merger Parent. The registration rights agreement contains customary provisions regarding expenses and indemnification, including indemnification under the federal securities laws.

     VP Merger Parent common stock will be freely tradable on the American Stock Exchange upon the completion of the business combination.

              NO DISSENTER'S RIGHTS FOR VERMONT PURE SHAREHOLDERS

     Delaware law does not provide dissenter's rights in connection with the business combination. The contribution of the Crystal Rock shares is not a statutory merger and does not give rise to dissenter's rights. Moreover, all of the Crystal Rock shareholders have signed the agreement and plan of merger and contribution and do not have appraisal rights.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     Here is a summary of the material United States federal income tax consequences generally applicable to you, as a shareholder of Vermont Pure, if you are a "United States person" as defined for United States federal income tax purposes and you hold your shares of Vermont Pure common stock as a capital asset.

     For United States federal income tax purposes, a "United States person" is:

     - a United States citizen or resident alien as determined under the Internal Revenue Code of 1986, as amended (the "Code"),

     - a corporation or partnership (as defined by the Code) that is organized under the laws of the United States or any state,

     - an estate, the income of which is subject to United States federal income taxation regardless of its source, and

     - a trust if a court within the United States is able to exercise primary supervision over its administration and at least one United States person is authorized to control all of its major decisions.

     This summary is based on the Code, existing and proposed Treasury Regulations and judicial and administrative determinations, as each is in effect as of the date of this proxy statement/ prospectus. All of the foregoing are subject to change at any time, possibly with retroactive effect, and all are subject to differing interpretation. No advance ruling has been sought or obtained from the Internal Revenue Service regarding the United States federal income tax consequences of the merger and contribution. The statements in this proxy statement/ prospectus and the opinions of counsel that are described herein are not binding on the Internal Revenue Service or a court. As a result, neither Vermont Pure, Crystal Rock, nor VP Merger Parent can assure you that the tax considerations or opinions described here will not be challenged by the Internal Revenue Service or sustained by a court if so challenged.

     This summary does not address aspects of United States taxation other than United States federal income taxation. It does not address all aspects of United States federal income taxation that may apply to you if you are subject to special rules under the Code, including, without limitation, rules that apply to persons who acquired shares of Vermont Pure common stock as a result of the exercise of employee stock options, tax-exempt organizations, financial institutions, broker-dealers, insurance companies, persons having a "functional currency" other than the United States dollar, persons who hold their Vermont Pure shares as part of a straddle, wash sale, hedging or conversion transaction, and certain United States expatriates. In addition, this summary and the opinions described here do not address the state, local or foreign tax consequences of the merger and contribution.

     EACH VERMONT PURE STOCKHOLDER IS URGED TO CONSULT AND RELY ON HIS OR HER TAX ADVISORS WITH RESPECT TO THE UNITED STATES FEDERAL, STATE AND LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE MERGER AND CONTRIBUTION BASED UPON THE STOCKHOLDER'S PARTICULAR CIRCUMSTANCES.

     It is a condition of the obligations of each of VP Merger Parent, Vermont Pure, and VP Acquisition Corp. -- the Vermont parties -- to effect the merger that the Vermont Parties shall have received a favorable opinion of their special tax counsel, Foley, Hoag & Eliot LLP. Our tax counsel has issued a currently dated opinion setting forth the conclusions listed in the next paragraph. That opinion has been filed with the registration statement of which this prospectus/proxy statement forms a part. It is a condition to closing that our tax counsel issue a closing opinion confirming its conclusions on the closing date. That opinion will be filed with a post-effective amendment to the registration statement. In rendering its opinions, special tax counsel are entitled to request, receive and rely upon certificates regarding tax matters containing representations, warranties and covenants that are customary for transactions of this nature.

     The opinion of Foley, Hoag & Eliot LLP, as special tax counsel to the Vermont parties, states that for United States federal income tax purposes

     - the merger will constitute part of a transaction described in Section 351 of the Code or will constitute a reorganization or a part of a reorganization within the meaning of Section 368(a) of the Code;

     - if you are a Vermont Pure stockholder you will recognize no gain or loss upon the conversion of your shares of Vermont Pure common stock into shares of VP Merger Parent common stock;

     - your aggregate tax basis of the shares of VP Merger Parent common stock that you receive in the merger in exchange for your shares of Vermont Pure common stock will be the same as the aggregate tax basis of those shares of Vermont Pure common stock;

     - and your holding period for the shares of VP Merger Parent common stock that you receive in the merger in exchange for your shares of Vermont Pure common stock will include your holding period for those shares of Vermont Pure common stock.

     IF EITHER:

     - THE CONFIRMING OPINION OF OUR SPECIAL TAX COUNSEL THAT IS TO BE DELIVERED AT THE CLOSING OF THE TRANSACTION, OR

     - THE EXPECTED TAX CONSEQUENCES TO THE VERMONT PURE STOCKHOLDERS, DIFFER MATERIALLY FROM THOSE CURRENTLY FILED OR DESCRIBED, THEN THE TRANSACTION WILL NOT CLOSE UNLESS VERMONT PURE RECIRCULATES A REVISED
       PROSPECTUS/PROXY STATEMENT AND RE-SOLICITS SHAREHOLDER APPROVAL OF THE TRANSACTION IN LIGHT OF THE CHANGED TAX CONSEQUENCES.

     If the Internal Revenue Service were to challenge successfully the treatment of the merger as set forth in the opinion described above, then if you are a Vermont Pure stockholder you would recognize taxable gain or loss with respect to your shares of Vermont Pure common stock surrendered in the merger, in an amount equal to the difference between

     - the fair market value of the shares of VP Merger Parent common stock that you receive in the merger, and

     - your adjusted tax basis in your shares of Vermont Pure common stock.

                              ACCOUNTING TREATMENT

     We expect to account for the merger and contribution as a purchase in accordance with generally accepted accounting principles. Under this accounting method, VP Merger Parent will record the total consideration given to the Crystal Rock shareholders plus direct transaction costs. The consideration plus the direct transaction costs will be allocated to the assets and liabilities of Crystal Rock. The Crystal Rock assets will be recorded on the combined entity's books at fair market value as of the date of the business combination. Crystal Rock liabilities will also be recorded at their fair values at the date of the merger. Any intangible assets on Crystal Rock's books will be eliminated; consequently, none of the consideration will be allocated to these intangibles. Based on information contained in the Crystal Rock balance sheet as of April 30, 2000, the consideration paid by VP Merger Parent plus the direct transaction costs will be in excess of the sum of the fair values of the identifiable assets of Crystal Rock. Because of this, goodwill in the amount of approximately $57,301,000 will be recorded in connection with the transaction. This goodwill will be amortized over a 30-year period at the rate of $1,910,000, which will reduce the earnings of the combined entity by a corresponding amount.

ITEM 2.  PROPOSAL TO AMEND THE 1998 INCENTIVE AND NON-STATUTORY STOCK OPTION
PLAN

ACTION TO BE CONSIDERED

     In order to permit stock option grants as provided in several of the employment agreements that we will enter into in connection with the agreement and plan of merger and contribution, you are asked to consider and vote upon a proposal to amend the 1998 incentive and non-statutory stock option plan of Vermont Pure to increase the number of shares covered by the plan from 500,000 shares to 1,500,000 shares. Under the terms of the merger agreement, the 1998 Plan will be assumed by VP Merger Parent. Approval of the proposal to adopt the merger agreement does not depend on approval of the proposal to increase the shares covered by the 1998 Plan.

     Additionally, we are subject to Section 162(m) of the Internal Revenue Code, which prohibits us from claiming a deduction on our federal income tax return for compensation in excess of $1 million paid in a given fiscal year to the chief executive officer and the four most highly compensated executive officers, other than the chief executive officer, at the end of that fiscal year. The $1 million limitation does not apply to "performance-based compensation." Under rules promulgated by the Internal Revenue Service, options granted under a stock option plan that has been approved by the stockholders of a publicly held corporation and that meets other criteria will qualify as "performance-based compensation" under Section 162(m). We are also proposing that our plan be amended to comply with Section 162(m) by changing its administration from the whole board to a compensation committee that meets the criteria outlined below.

     A vote FOR the proposal to increase the shares covered by the 1998 Plan will permit us to grant in full the stock options described in Mr. Fallon's and Mr. MacDonald's employment agreements, as discussed elsewhere in this proxy statement, as well as options to two Crystal Rock employees who will not become executive officers of VP Merger Parent. A vote AGAINST the proposal to increase the shares covered by the 1998 Plan will not have any effect on the business combination and all options previously granted under the plan will remain in effect, however we will be unable to grant options under the plan to our chief executive officer and our four most highly compensated executive officers other than the chief executive officer.

     Our board of directors recommends that you vote FOR the proposal. In considering its recommendation, the board was aware of and considered all material facts surrounding the conflicts of interest of Mr. Fallon and those of other officers and directors.

DESCRIPTION OF THE 1998 PLAN

     The 1998 plan currently provides for the issuance of up to 500,000 shares of common stock pursuant to the exercise of options granted or to be granted under the plan. You are being asked to vote for an increase in the number of shares covered from 500,000 to 1,500,000. As amended, the plan will limit to 500,000 the number of shares covered by options that may be granted to an individual participant in any calendar year.

     Under the Internal Revenue Code, shareholder approval is necessary in order for stock options covering the shares issuable under the 1998 plan to be eligible to qualify as incentive stock options under Section 422 of the Code. The board believes that approval to amend the 1998 Plan is desirable because options have been and will continue to be an important part of our compensation system, and the number of options that remain available for grant under our existing option plans after the merger is insufficient.

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

     The full text of the 1998 plan as adopted and proposed to be amended is attached as appendix C. This summary of some of its provisions is qualified by reference to the text of the 1998 Plan. The 1998 plan authorizes the grant of

     - options to purchase common stock intended to qualify as incentive stock options, as defined in Section 422 of the Code, and

     - options that do not so qualify. Subject to shareholder approval, up to 1,500,000 shares of common stock (subject to adjustment upon changes in the capitalization of VP Merger Parent) may be issued pursuant to options granted under the 1998 plan.

     The 1998 plan will be administered by a committee consisting of all members of our compensation committee who qualify as outside directors, provided that the committee shall have at least two members at all times. To qualify to serve as an outside director on the committee, a director cannot

     - be employed by us or our affiliates,

     - be a former employee of us or our affiliates who is receiving compensation for prior services during our or our affiliate's fiscal year,

     - have served as an officer of ours or our affiliates, or

     - receive remuneration from us or our affiliates in any capacity other than as a director.

     The committee will select the individuals to whom options are granted and will determine the option exercise price, expiration date, vesting and other terms of each award, subject to the provisions of the 1998 plan. Incentive options may be granted under the 1998 plan to employees, including officers and directors who are also employees. As of August 30, 2000, all of our employees and directors were eligible to participate in the 1998 Plan. Non-statutory options may be granted under the 1998 Plan to employees, officers, consultants and other individuals providing services to us and to our directors, whether or not they are employees.

     No option granted under the 1998 Plan may extend for more than 10 years from the date of grant. This limit is five years in the case of an incentive option granted to an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of VP Merger Parent or any parent or subsidiary. The exercise price of incentive options granted under the 1998 Plan must be at least equal to the fair market value of the common stock on the date of grant, or 110% of fair market value in the case of a greater than 10% stockholder. Although we have no present plans to grant options at less than fair market value, non-statutory options may have an exercise price that is less than, equal to, or greater than the fair market value of the common stock on the date of grant.

     The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive options under any plan of ours or our parent or subsidiary providing for the grant of incentive stock options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

     Payment of the exercise price of the shares subject to the option may be made with (1) cash or check for an amount equal to the option price for such shares, or (2) with our approval, in shares of common stock having a fair market value equal to the option price of such shares, plus cash in an amount equal to the excess, if any, of the option price over the fair market value of such shares of common stock.

     The grantee of a non-statutory option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of such an option, the difference between the exercise price and the fair market value of the shares purchased under the option at the time of such purchase will be recognized by the option holder in the year of exercise as ordinary income, and the fair market value of the shares on the date of exercise will be the tax basis thereof for computing gain or loss on any subsequent sale. We may reduce our taxable income by an amount equal to the amount recognized by the option holder as ordinary income upon exercise of a non-statutory option.

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

     Generally, the grantee of an incentive option recognizes no income for federal income tax purposes at the time of grant or exercise of the option. Rather, the holder ordinarily will recognize taxable income upon subsequent disposition of the shares purchased under the option. If no disposition of shares acquired upon exercise of an incentive option is made by the optionee within two years of the date of grant or within one year after exercise of the option, any gain realized by the optionee on the subsequent sale of such shares is treated, for federal income tax purposes, as long-term capital gain. The price paid for the shares purchased upon the exercise of the option will be the tax basis for computing any gain. If the shares are sold prior to the expiration of such periods, known as a disqualifying disposition, the difference between the lesser of the value of the stock at the date of exercise or the date of sale and the exercise price of the stock is treated as compensation taxable to the grantee as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares were held for more than 12 months). The amount by which the fair market value of shares at the time of exercise of the incentive option covering such shares exceeds the option price for such shares is a tax preference item and is included in "alternative minimum taxable income" for the purpose of computing the "alternative minimum tax." We do not withhold any tax in connection with the grant or exercise of an incentive option and, in the usual circumstances, we are not entitled to any tax deduction in connection with the grant or exercise of an incentive option.

     We believe that, under current federal tax law, options granted under the 1998 plan will not, at the time of grant, have a readily ascertainable fair market value. Accordingly, under the applicable provisions of the Code, even if options do not qualify as incentive options, the grantee of such non-statutory option would recognize no income for federal income tax purposes on the grant thereof. The 1998 plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     Options are non-transferable except by will or by the laws of descent or distribution and are exercisable, during the optionee's lifetime, only by the optionee. Options generally may not be exercised after:

     - termination of the optionee's employment by optionee for any reason or by us for cause,

     - 30 days after termination of the optionee's employment by us without cause and

     - 180 days following the optionee's termination of employment with us by reason of death or the optionee's retirement by reason of age or disability.

     The board may terminate the 1998 plan at any time, and may, in general, amend the 1998 plan at any time and from time-to-time. However, no amendment that would:

     - increase the number of shares of common stock as to which options may be granted under the 1998 Plan (not including increases in the event of certain changes in our capital structure) or

     - materially change the provisions relating to eligibility to participate in the 1998 plan is effective without the approval of our shareholders at an annual or special meeting held within 12 months of adoption of the amendment.

     We intend to file, as soon as practicable after stockholder approval of the proposal, a registration statement under the Securities Act of 1933 covering the shares of common stock issuable under the 1998 plan.

NEW PLAN BENEFITS

     As of the date of this proxy statement, 305,200 options have been granted under the 1998 plan. Based on the closing price per share of our common stock as reported on the American Stock Exchange on August 30, 2000, the aggregate market value of the 1,500,000 shares issuable under the plan was $3.56. If the proposal to increase shares in our 1998 option plan is approved by the stockholders at the special meeting, the following options will be granted pursuant to the terms of the merger agreement: 500,000 options to Timothy G. Fallon, 100,000 to Bruce MacDonald, and 100,000 to employees of Crystal Rock other than current directors and executive officers of Crystal Rock.

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

ITEM 3. PROPOSAL TO ADJOURN THE VERMONT PURE SPECIAL MEETING TO PERMIT FURTHER SOLICITATION OF PROXIES IF NECESSARY

     If there are not enough affirmative votes to approve the adoption of the merger agreement at the time we convene the special meeting of shareholders, the proposal could not be approved unless we adjourn the special meeting to permit us to solicit additional proxies. In order to allow proxies that we have received at the time of the special meeting to be voted for such an adjournment, if necessary, we are submitting the question of adjournment under those circumstances to you, our shareholders, as a separate matter for your consideration. A majority of the shares present or represented and voting at the special meeting is required in order to approve any such adjournment.

     If it is necessary to adjourn the special meeting of shareholders and the adjournment is for a period of less than 30 days, then we will not give any additional notice of the time and place of the adjourned meeting to shareholders other than an announcement at the special meeting.

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

               INFORMATION CONCERNING VERMONT PURE HOLDINGS, LTD.

     The following presentation pertains to the business of Vermont Pure as a separate company and does not contemplate specifically the effect of the business combination.

BUSINESS

     We bottle, market and distribute natural spring water under the Vermont Pure and Hidden Spring brands to the retail consumer and home/office markets. We sell our products primarily in New England, New York and New Jersey as well as in Mid-Atlantic and Mid-Western states.

INDUSTRY BACKGROUND

     Bottled water has been and continues to be a fast growing segment of the beverage industry. According to research compiled by Beverage Marketing Corporation of New York, total bottled water consumption on a gallon per capita basis in the United States increased 77% or 6.7 gallons from 1990 to 1999. Annual consumption increased from 8.8 gallons per capita in 1990 to 15.5 gallons per capita in 1999. Bottled water volume in the United States has grown significantly, increasing from the approximately 2.2 billion gallons in 1990 to approximately 4.3 billion gallons in 1999. The retail sales value in 1990 was approximately $2.6 billion and has grown to approximately $5.0 billion in 1999. In the period 1993 to 1999, bottled water has been the fastest growing beverage category.

     The bottled water market may be divided into two distinct categories: non-sparkling (still or non-carbonated water) which accounts for approximately 91% of bottled water sales, and sparkling (carbonated) which accounts for approximately 9% of bottled water sales. Non-sparkling water picked up over 99% of incremental volume gain from 1990 to 1999. All of our natural spring water products are in the non-sparkling category.

     We believe that the development and continued growth of bottled water markets since the early 1980s reflect growing public awareness of, and fears about, environmental pollution, including the effect on many municipal water sources of lead, carcinogenic chemical by-products from excess chlorination, toxic waste dumps, landfills and bacterial contamination. In addition, we believe that consumers perceive bottled water as a healthy and refreshing beverage alternative to beer, liquor, wine, soft drinks, coffee and tea. We anticipate that sales of bottled water will continue to grow as increased health and fitness consciousness, alcohol moderation and caffeine and sodium avoidance continue to influence consumer choice.

OUR BACKGROUND

     Incorporated in Delaware in 1990, we acquired the business of Vermont's Hidden Spring, Inc., a local Vermont bottled water company, in July 1991. The assets included one spring on 1.7 acres of land, a 10,000 square foot office facility and bottling plant in Randolph, Vermont and the Vermont's Hidden Spring brand. Since that acquisition, we have acquired additional springs on approximately 65 acres of land and built a second 32,000 square foot office, bottling and warehouse facility in Randolph, Vermont. We are currently expanding this second facility to approximately 71,000 square feet.

     Immediately after we acquired the business of Vermont's Hidden Spring, Inc., we developed a new brand under the label Vermont Pure. The Vermont Pure brand is positioned as a premium brand for the general consumer market with a wide distribution in supermarkets, convenience stores and other consumer outlets, as well as in home and office markets. We have focused on distributing the Vermont Pure brand in the New England, New York, New Jersey and Mid-Atlantic regions since 1991, and more recently we have expanded our distribution into the Northern Virginia -- Washington, D.C. -- Baltimore metropolitan and the Northern Mid-Western markets.

     We retained the original product trade name Vermont's Hidden Spring and subsequently modified it to Hidden Spring. We currently market this brand to essentially the same types of markets as the Vermont Pure brand. We also actively use trademarks and brands that we have acquired through acquisitions including Happy Spring Water(TM), Excelsior Spring Water(TM), Vermont Natural's(TM) and Coffee Time of Vermont. We

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

consider our trademarks, trade names and brand identities to be very important to our competitive position, and defend our brands vigorously.

     Because the home and office bottled water distribution market is a fragmented yet well established part of the bottled water market and generates margins and cash flows that compare favorably with consumer bottled water, we have since the mid-1990's sought to expand home and office distribution in our home market of Vermont. More recently, we have developed and expanded our share of the Northern New York and Northern New England home and office markets. In May 1996, we purchased assets of the spring water division of Happy Ice Corporation used in the bottling, sales and distribution of spring water in three and five-gallon bottles, and the sale of a variety of coffee, tea and hot beverage supplies for home and office customers. In addition, we assumed a lease for a distribution warehouse in Buffalo, New York. The market and distribution area for these products is in Buffalo, Syracuse, Rochester and Western New York.

     We continued a strategy of incremental growth by acquisition in fiscal years 1997, 1998, and 1999. In March 1997, we purchased assets and assumed selected liabilities of the home/office business of Greatwater Refreshment Services, Inc., based in upstate New York. In July 1997, we acquired A.M. Fridays, Inc., a home and office distributor of bottled water, coffee, and vending services, with warehouse distribution based in Manchester, New Hampshire and Shelton, Connecticut. We believe this acquisition has facilitated our expansion into northern Massachusetts. In August 1997, we purchased the stock of Excelsior Springs Water Company, Inc., a home and commercial bottled water and coffee distributor in the Albany, Saratoga Springs and Plattsburgh, New York markets.

     In January 1998, we acquired the assets of Vermont Coffee Time, Inc. of Williston, Vermont. Vermont Coffee Time, which had total sales of $1.5 million in 1997, delivers Green Mountain Coffee and spring water to offices and homes in Vermont and parts of upstate New York and New Hampshire. In May 1999, we acquired the home and office delivery assets of Perrier Group of America in the Albany, New York market. Perrier's sales in this market at the time of the acquisition were about $2 million annually. We also completed four small acquisitions of home and office customer bases with combined sales of about $500,000 annually.

     Continuing with this strategy during fiscal 1999, we acquired the stock of Adirondack Coffee Services, Inc., which had 1998 annual sales of approximately $1.5 million. Adirondack Coffee serviced home and office customers primarily in the Albany, New York and Rutland, Vermont areas. During fiscal year 1999, we also completed eight small acquisitions of home and office customer bases with aggregate sales of approximately $800,000. In all cases, the acquisitions of the home and office businesses were absorbed into our existing operations in the respective market area.

     To date, we have not experienced significant problems in integrating our acquired businesses with our existing operations. However, the acquisition of new businesses may require management to devote time and energy to the successful, efficient and timely integration of operations, labor forces, administrative systems (including accounting practices and procedures and management information systems), and varying corporate cultures. Although we do not expect to grow by acquisition faster than our ability to integrate new businesses with existing operations, there can be no assurance that management will not find it necessary to devote unanticipated time and effort to integrating new businesses, with possible adverse effects on our business as a whole.

DESCRIPTION OF WATER SOURCES

     The primary sources of the natural spring water we use are springs located at our properties in Randolph and Tinmouth, Vermont, and a spring owned by Pristine Mountain Springs in Stockbridge, Vermont, that is subject to a water supply contract with Amsource LLC in our favor.

     Percolation through the earth's surface is nature's best filter of water. We believe that the exceptionally long percolation period of natural spring water in the central Vermont area and in particular in the area of our springs assures a high level of purity. Moreover, the long percolation period permits the water to become mineralized and Ph balanced.

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

     We believe that the age and extended percolation period of Vermont Pure's natural spring water provides the natural spring water with distinct attributes: noteworthy mineral characteristics including the fact that the water is sodium free and has a naturally balanced Ph; and a light, refreshing taste. We utilize several disinfection processes to treat the spring water before processing. Our spring water is treated by ultraviolet light, .35 absolute micron filtration to remove particulate matter, and ozonation to prevent the formation of bacteria.

     In addition to drawing water from our own springs, we purchase bulk quantities of water from natural springs owned or operated by non-affiliated entities. All of such springs are approved sources for natural spring water. The State of Vermont certifies and approves spring water sites. The spring site owner submits quarterly testing for bacterial analysis to maintain the state certification. Each bulk tanker load is tested prior to off loading for bacteriological contaminants. During fiscal years 1999 and 1998, purchases of spring water from a non-affiliated source in Vermont amounted to approximately half of our usage of spring water.

     We have for several years purchased spring water from an unaffiliated source, Pristine Mountain Springs, in Stockbridge, Vermont. Until late 1999, we had no written contract with respect to this source. Commencing in November 1999, we have obtained a 50-year water supply contract giving us an unqualified first priority right to purchase water from the spring owner, subject to a co-equal right of Amsource LLC to draw up to 5,000,000 gallons per month. Because this amount is well in excess of our current needs and within the apparent capacity of the spring, we believe we can readily meet our bulk water supply needs for the foreseeable future. However, if this spring source was no longer an approved source for natural spring water by reason of contamination or otherwise, then unless we could find adequate amounts of bulk spring water from other suppliers or sources, our business would likely be materially adversely affected by an interruption in supply. We believe that we could find adequate supplies of bulk spring water from other sources, but that we might suffer inventory shortages or inefficiencies, such as increased purchase or transport costs, in obtaining such supplies.

     We are highly dependent on the integrity and existence of the natural springs from which we obtain our spring water. Natural occurrences beyond our control such as drought, earthquake or other geological changes, a change in the chemical or mineral content or purity of the water or environmental pollution may affect the amount and quality of the water emanating from the springs we use. Any such occurrence may have an adverse impact on our business.

PRODUCTS

     Our natural spring water is sold under the Vermont Pure and Hidden Spring brands and is packaged in various bottle sizes ranging from 8 ounces to 1.5 liters and is sold in single units and plastic rings of six and eight bottles. These are sold in twelve pack and twenty four pack cases, depending on the market to which the product is targeted. In recent years, sales indicate that the most preferred container sizes are "single serve" sizes -- 750 ml and .5 liter. We use a sports cap on various product sizes to create interest and add extra value. Consumer sizes are bottled in clear PET (polyethylene terephthalate) recyclable bottles which is perceived in the marketplace as a high quality package. The home and office natural spring water products are sold in three and five-gallon bottles. We rent water coolers to dispense the bottled water. These coolers are available in cold, warm and/or hot temperature configurations. In conjunction with the home and office accounts, we also distribute a variety of coffee, tea and other hot beverage products and related supplies. We rent or supply multi-burner coffee machines to customers. In addition, we supply whole beans and coffee grinders for fresh ground coffee as well as cappuccino machines to restaurants.

MARKETING

     We generally market our Vermont Pure products as premium domestic bottled water products. A premium bottled water product is distinguished from other available bottled water products by being packaged in small portable containers, typically PET recyclable bottles, and by being classified as a natural spring water by the Food and Drug Administration. We price our Vermont Pure brand competitively with other domestic

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

premium brands but lower than imported premium water products. The Hidden Spring products are similarly packaged and sold to retail grocery and convenience markets.

     We market our products by highlighting the unique characteristics of Vermont Pure's water, namely a natural spring source, purity, mineral composition and desirable taste. We also use the image of the State of Vermont in our marketing and brand identification. We believe that products originating from Vermont have the general reputation for being pure, wholesome, trustworthy and natural. Our premium products are bottled in sleek, clear plastic PET recyclable bottles. We believe that this is the ultimate consumer bottle package because it is clean, clear, light, recyclable and generally is perceived by consumers to be upscale. We believe that the high quality packaging of our products enhances their image as premium domestic bottled water products.

     We have focused our consumer product marketing and sales activities in the eastern and mid-western United States. We currently distribute our products in the New England, New York, New Jersey, Mid-Atlantic and Northern Mid-Western states and the Northern Virginia -- Washington, D.C. -- Baltimore metropolitan area.

     Our home and office sales are generated and serviced using directly operated facilities, Vermont Pure employees and vehicles, as well as Vermont Pure designated distributors. We generally use the Vermont Pure brand for this market and maintain distribution routes in our various market areas.

SLOTTING FEES

     For us to achieve placement of our retail consumer products in supermarket chains and individual supermarket stores, it may sometimes be necessary for us to purchase shelf space by paying slotting fees. Typically, supermarket chains and prominent local supermarkets impose these charges as a one time payment before the products are permitted in the store or chain. Slotting fees are less frequently imposed by other types of retail outlets such as individual convenience stores and delicatessens. The fees are negotiated on an individual basis. As we have become better established and our brands have achieved greater recognition, we have become less dependent on slotting fees to gain space. Nevertheless, like many producers of food products, we pay slotting fees in some cases, and expect to continue to do so.

ADVERTISING AND PROMOTION

     We advertise our products primarily through television and radio media. In connection with this advertising, we use point of sale, in-store displays, price promotions, store coupons, free-standing inserts and cooperative and trade advertising. We have also actively promoted our products through sponsorship of various organizations and sporting events. In recent years, we have sponsored professional golf and tennis events, major ski areas and sports arenas, and various charitable and cultural organizations, such as Vermont Special Olympics and the Vermont Symphony Orchestra.

SALES AND DISTRIBUTION

     We use major beverage distributors for the distribution of our consumer products and distribute our home and office products directly. Using distributors is typical in the beverage industry as an efficient use of capital for maximum market penetration. Beverage distributors purchase the products of many companies and then wholesale them to retail chains or make bulk retail sales. Distributors generally have established relationships with local retail outlets for beverage products and facilitate obtaining shelf space. Occasionally, we sell our products directly to grocery store chains.

     We distribute our Vermont Pure brand with a number of distributors. We are obligated to supply the distributors with their requirements of the Vermont Pure brand at established prices.

     We made a significant change to our distribution network, effective in April 1999, when we terminated our relationship with Coca-Cola Enterprises, Inc., or CCE, a long-time distributor. CCE had been a significant customer of Vermont Pure for several years, with sales to CCE, expressed as a percentage of total sales, equal to 16%, 30% and 31% in fiscal years 1999, 1998 and 1997, respectively. Early in calendar 1999, we

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

concluded that it was highly likely that Coca Cola USA would market its own brand of purified water in the relatively near future and that CCE would probably distribute that brand. To alleviate the uncertainty and disruption to our distribution network that would accompany any ill-timed decision by CCE not to distribute Vermont Pure water, we decided to terminate our relationship with CCE in early spring of 1999. This provided us with an opportunity to establish alternative distribution systems in areas served by CCE, and to do so before the warm summer months when sales volumes rise sharply. Coca Cola USA subsequently introduced Dasani, Coca Cola's brand of purified water, which is distributed by CCE.

     Although sales of Vermont Pure's retail PET products declined in fiscal year 1999, in part due to distribution factors, management believes that the timing of its decision to terminate Vermont Pure's relationship with CCE helped to minimize the disruption and inefficiencies that inevitably follow a significant change in distribution. Although it was necessary for us to use several smaller distributors to replace CCE, we believe that we have taken steps to solidify and improve our distribution system and that we are in a better position than if we had left the timing of the matter to CCE. The continuing growth of our home and office business also lessened the adverse effects of changing this part of our retail PET distribution system.

     As discussed elsewhere, we are pursuing an acquisition strategy to purchase independent home and office bottlers and distributors in New England and New York State. Management's decision to expand in this market has been driven by, among other things, attractive margins and good cash flows from equipment rentals, as well as by the advantages of product diversification, such as diminished reliance on a single segment of the market. Moreover, the Vermont Pure brand in the multi gallon or home/office setting affords consumers an opportunity to sample the product, which we believe augments retail sales and contributes to brand awareness.

     We market and distribute our water directly to homes and offices in five and three-gallon reusable bottles. These products are distributed from Vermont Pure operated warehouses and vehicles by employees throughout Northern New York and New England. Deliveries are made to customers on a regularly scheduled basis. Water coolers, coffee brewers, coffee and other products related to these lines are also distributed on the routes. We also sell our Hidden Spring consumer products on these lines to homes, offices and retail outlets. We utilize a network of outside distributors to distribute our water and ancillary products. We do not own any of the assets or employ any of the personnel involved with the distribution of the water in these areas.

     We ship our consumer products from our bottling facilities in Randolph, Vermont by common carrier either directly to beverage distributors, retail outlets or to authorized warehouses for later distribution to beverage distributors and retail outlets. Storage is charged on a per pallet basis and transportation costs vary according to the distance of the shipment.

     We employ a sales force of 27 persons for retail and home and office sales. Our sales personnel act as liaison between distributors/customers and Vermont Pure for ordering products, facilitating distribution, servicing retail outlets, home/office customers and warehouse distribution. Sales personnel actively seek to expand the number of retail outlets, distributors, offices, and homes purchasing our products.

COMPETITION

     We believe that bottled natural spring water historically has been a regional business in the United States. As a result there are numerous operating springs within the United States producing a large number of branded products which are offered in local supermarkets and other retail outlets in the smaller consumer sizes and sold to the home and office markets in one gallon and multiple gallon containers.

     More recently, the trend has been toward the development of national brands of natural spring water. Dominating the national market are The Perrier Group of America, Inc. (whose brands include Arrowhead Mountain Spring Water, Poland Spring, Ozarka Spring Water, Great Bear, Deer Park, Ice Mountain and Zephyrhills Natural Spring Water) and Great Brands of Europe (whose brands include Evian Natural Spring Water and Dannon Natural Spring Water). Perrier is owned by Nestle. In addition, there are many other strong regional brands, such as Naya, Crystal Geyser and Sparkletts. Coca-Cola Bottling Company is distributing its own brand of purified water under the Dasani trademark. The Pepsi-Cola Company distributes a brand of bottled spring water under the Avalon

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label and is now selling a purified drinking water under the Aquafina trademark.
Consumers may also choose home water purification systems in lieu of drinking spring water, or may choose to drink beverages other than spring waters, such as soft drinks, coffee, juices, beer and wine.

     Many of our regional and national competitors are well established companies with recognized brand names and consumer loyalty. Moreover, these companies, as compared to us, have substantially greater financial resources and have established market positions, proprietary trademarks, distribution networks and bottling facilities. We also face competition from the fast growing "private label" and contract packaged brands of natural spring water. These brands compete on a low-price basis and often occupy premium shelf space because they are retailer brands. Additionally, we face competition from Canadian spring waters which price their product aggressively due to the exchange rate differential between the Canadian and U.S. dollars.

     The home and office distribution markets include a number of national companies, such as Culligan, Perrier (Poland Spring, Great Bear and Deer Park), as well as Suntory Group (Belmont Springs). There are also local well established bottled water operators that compete with us.

     We compete on the basis of pricing, association with the image of the State of Vermont, attractive packaging, customer service in the home/office business, and brand recognition. We consider our trademarks, trade names and brand identities to be very important to our competitive position, and defend our brands vigorously.

INTELLECTUAL PROPERTY

     We sell our natural spring water products under the trade names Vermont Pure Natural Spring Water, Hidden Spring, Excelsior Spring Water, Happy Spring Water and Vermont Naturals. Our labels, which include these trade names, are registered with the United States Patent and Trademark Office.

PACKAGING

     We perform private label contract packaging of our natural spring water for distributors of other brands of bottled water and grocery store chains for house brands. We also pack five gallon home and office containers for third parties. Contract packaging is very price competitive and typically is performed under short-term arrangements. We seek opportunities for contract packaging for a variety of reasons, including the fact that it develops favorable relationships with retail chains.

SUPPLIES

     We do not manufacture any of the bottles or packaging in which our products are sold. We purchase all of our PET bottles and the plastic caps we use on them from major plastic bottle vendors. Because of the intense demand for this form of bottle, from time to time we have experienced delays in obtaining an adequate number of bottles. Moreover, in 1994 and 1995, the market for plastic bottles and corrugated packaging was volatile and had an adverse impact on the cost of goods sold at that time. In 1996, resin prices that dictate the cost of PET plastic dropped and industry capacity increased. Consequently, our cost for plastic bottles dropped significantly and remained stable in 1997. On October 15, 1998, we executed a bottle supply agreement with Zuckerman-Honickman Inc. The contract term is from January 1, 1999 to December 30, 2001. During 1999, we experienced two price increases due to the cost of resin rising. The bottles supplied under the contract for many of its raw materials are priced by reference to the market price of resin. Notwithstanding our contracts, we may experience market instability with respect to raw material supplies. No assurance can be given that we will be able to obtain the supplies we require on a timely basis or that we will be able to obtain them at prices that allow us to maintain the profit margins we have had in the past. Any raw material disruption or price increase may result in an adverse impact on our financial condition and prospects. For information about our spring water sources, see "Description of Water Sources."

SEASONALITY

     Our business is seasonal, with the consumer portion of the business being somewhat more seasonal than the home and office market. The period from June to September represents the peak period for sales and revenues due to increased consumption of beverages during the summer months in our core Northeastern United States market.

GOVERNMENT REGULATION

     The Federal Food and Drug Administration regulates bottled water as a food. Accordingly, our bottled water must meet FDA requirements of safety for human consumption, labeling, processing and distribution under sanitary conditions, and production in accordance with the FDA good manufacturing practices. To assure the safety of bottled water, the FDA has established quality standards that address the substances that may be present in water which may be harmful to human health as well as substances that affect the smell, color and taste of water. These quality standards also require public notification whenever the microbiological, physical, chemical or radiological quality of bottled water falls below standard. The labels affixed to bottles and other packaging of the water are subject to FDA restrictions on health and nutritional claims for foods under the Fair Packaging and Labeling Act. In addition, all drinking water must meet Environmental Protection Agency standards established under the Safe Drinking Water Act for mineral and chemical concentration and drinking water quality and treatment which are enforced by the FDA.

     We are also subject to the food labeling regulations required by the Nutritional Labeling and Education Act of 1990. We believe we are in substantial compliance with these regulations. We are subject to periodic, unannounced inspections by the FDA. Upon inspection, we must be in compliance with all aspects of the quality standards and good manufacturing practices for bottled water, the Fair Packaging and Labeling Act, and all other applicable regulations that are incorporated in the FDA quality standards.

     We also must meet state regulations in a variety of areas. These regulations set standards for approved water sources and the information that must be provided and the basis on which any therapeutic claims for water may be made. We have received approval for our Vermont Pure and Hidden Spring brands from 49 states.

     The bottled water industry has a comprehensive program of self-regulation. We are a member of the International Bottled Water Association. As a member of the IBWA, our facilities are inspected annually by an independent laboratory, the National Sanitation Foundation. By means of unannounced NSF inspections, IBWA members are evaluated on their compliance with the FDA regulations and the association's performance requirements which in some respects are more stringent than those of the federal and various state regulations.

EMPLOYEES

     As of September 1, 2000, we had 179 full-time employees and 12 part-time employees. None of the employees belong to a labor union. We believe that our relations with our employees are good. We rely to a great degree on the combined efforts of our executive officers, Timothy G. Fallon, our Chairman, President and Chief Executive Officer, and Bruce S. MacDonald, our Chief Financial Officer and Treasurer, for our day-to-day management and strategic direction.

PROPERTY

     We own office, bottling and warehouse properties and natural springs in Randolph, Vermont. We also own a spring and recharge acreage in Sharon Springs, New York. We currently do not intend to use this spring.

     We rent on a monthly basis an office suite in White Plains, New York. We rent warehouse space in different locations from time to time for the purpose of the trans-shipment of our bottled water products to our distributors and retailers.

     This space is rented on a per pallet basis. As part of our acquisitions in fiscal years 1997, 1998 and 1999, we have entered into or assumed various lease agreements for properties used as distribution points and office space for our home and office service. The following table summarizes these arrangements:

LOCATION                                                 LEASE EXPIRATION    SQ. FT.     ANNUAL
--------                                                 ----------------    -------    --------
Williston, VT..........................................  July, 2003           8,500     $ 53,380
Wilmington, MA.........................................  October, 2003       10,670     $ 82,159
Rochester, NY..........................................  July, 2003           8,000     $ 24,000
Buffalo, NY............................................  October, 2000        6,760     $ 44,616
Syracuse, NY...........................................  April, 2000          3,500     $ 25,200
Halfmoon, NY...........................................  April, 2008         22,500     $118,125
Plattsburgh, NY........................................  August, 2004         3,640     $ 20,568
White River Junction, VT...............................  March, 2004          3,275     $ 16,211

     We are currently expanding our PET bottling plant to accommodate increased bottling operations and to gain the efficiencies of internal warehouse space. See "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources."

LEGAL PROCEEDINGS

     On October 1, 1999, we issued a $975,000 non-interest bearing convertible debenture due September 30, 2001 to Marcon Capital Corporation. In consideration for the issuance of the debenture, Marcon transferred to us all of its rights under various loan documents, including related collateral. The loan documents related to a loan by Marcon to an affiliate, known as Amsource, of the owner, known as Pristine Mountain Springs, of our largest spring water source. The collateral included:

     - a mortgage and security interests on the spring site and associated equipment;

     - a guaranty by Pristine in favor of Marcon;

     - a water supply contract in favor of Marcon;

     - the right to buy an equity ownership position in Amsource.

     As a result of this transaction, we became a creditor of Pristine and Amsource in the amount of approximately $905,000. The purpose of the transaction was to minimize the possible adverse effect on our water supply due to defaults by Pristine and Amsource in their obligations to Marcon.

     Following our purchase of Marcon's position, as a creditor we attempted to negotiate with Pristine and Amsource to resolve the matter. When that failed, we notified Pristine and Amsource that we were exercising our rights to take possession of the water supply contract and acquire an equity interest in Amsource. Pristine and Amsource then attempted to repudiate our rights under the water supply contract. We filed three different lawsuits to enforce our rights: a foreclosure action (Vermont Pure Holdings, Ltd. v. Pristine Mountain Springs, Inc., et al., Windsor County Superior Court, Vermont, filed October 22, 1999) and actions for equitable and injunctive relief (Vermont Pure Holdings, Ltd. v. Pristine Mountain Springs, Inc., Amsource LLC and Ronald Colton, Windsor County Superior Court, Vermont, filed November 17, 1999, and Vermont Pure Holdings, Ltd. v. Pristine Mountain Springs, Inc., Amsource LLC, Ronald Colton, et al., Sullivan County Superior Court, New Hampshire, filed November 16, 1999).

     We settled these matters by arbitration on December 1, 1999. As part of the settlement, Pristine, Amsource and others paid us $1,270,000 and acknowledged our rights under the amended water supply contract and right of first refusal to purchase the spring site. As amended, the 50-year water supply contract provides that we have an unqualified first priority right to draw water from the spring site, subject to a co-equal right of Amsource to draw up to 5,000,000 gallons per month.

                     DIRECTORS AND OFFICERS OF VERMONT PURE

     We currently have eight directors. All of them except Mr. McDougall and Mr. Worth will continue as directors of VP Merger Parent.

BIOGRAPHICAL

     The names of the persons presently serving as our directors and officers who will be directors or officers of VP Merger Parent are listed below, together with their ages and other biographical information as of August 30, 2000:

NAME                                        AGE                        POSITION
----                                        ---                        --------
Timothy G. Fallon.........................  46     Chief Executive Officer, President and Chairman
                                                     of the Board

Phillip Davidowitz........................  68     Director

Robert C. Getchell........................  51     Director

David R. Preston..........................  59     Director

Norman E. Rickard.........................  63     Director

Beat Schlagenhauf.........................  48     Director

Bruce S. MacDonald........................  41     Chief Financial Officer, Treasurer and Secretary

     The business experience during at least the last five years of each of the directors and the executive officers of Vermont Pure who will serve on the VP Merger Parent board is as follows:

     Timothy G. Fallon has been the Chief Executive Officer, President and a director of Vermont Pure since November 1994. In April 1998, he was appointed Chairman of the board of directors. From January 1992 to November 1994, Mr. Fallon was the Senior Vice President, Sales and Marketing for Cadbury Beverages, Inc. From October 1989 to December 1991, Mr. Fallon was Vice President of Sales for Canada Dry USA, a division of Cadbury Beverages, Inc. From July 1984 to September 1989, Mr. Fallon served as Vice President -- Sales and Marketing for Pepsi Cola Bottling Company New York City, Inc.

     Phillip Davidowitz has been a director of Vermont Pure since June 1998. Mr. Davidowitz has been President of TSE Clearing Services, Inc. since 1980 and a member of The New York Stock Exchange and Vice Chairman of Transatlantic Securities Co. since 1988. TSC clearing services is a wholly-owned subsidiary of Transatlantic Securities Company, and is a sales and marketing company for client retention. Transatlantic Securities Company is a member of the NYSE and executes orders for clients on an agency basis only and clears its own transactions.

     Robert C. Getchell has been a director of Vermont Pure since December 1994. Mr. Getchell has been a principal of Getchell Professional Association, a firm of certified public accountants in Quechee, Vermont, for more than the past five years. In July 1992, Mr. Getchell was appointed to the Vermont Economic Development Authority and served as its chairman from 1996 through 1998.

     David R. Preston has been a director of Vermont Pure since October 1995. Mr. Preston has been a consultant and adjunct professor of Suffolk University in Boston, Massachusetts since September 1995. From 1990 to July 1995, Mr. Preston was a division president at Kayser-Roth Corporation, a sock and hosiery manufacturer, located in Greensboro, North Carolina. Since September 1996, he has been a Senior Associate with Renaissance Management Group LLC, a management consulting firm. Mr. Preston is a retired division president and corporate officer of the Gillette Company.

     Norman E. Rickard has been a director of Vermont Pure since October 1995. Mr. Rickard, who retired in March 1999, was the President of Xerox Document Services Group of Xerox Corporation and a Corporate Senior Vice President. From January 1992 until January 1997, Mr. Rickard was President of Xerox Business Services Division of the Xerox Corporation and a Corporate Vice President. He is also currently a director of National Alliance of Business, Optical Dynamic Corporation and Health Now.

     Beat Schlagenhauf has been a director of Vermont Pure since July 1993. Mr. Schlagenhauf has been a principal of Schlagenhauf & Partners, a portfolio management company in Zurich, Switzerland, for more than the past thirteen years.

     Bruce S. MacDonald has been Chief Financial Officer and Treasurer of Vermont Pure since May 1993. During 1999 he was assigned the additional responsibility of Chief Operating Officer. From 1987 to May 1993, Mr. MacDonald was Controller of Cabot Cooperative Creamery Incorporated.

     The following two members of the existing Vermont Pure board of directors will not serve as members of the board of VP Merger Parent upon completion of the transaction:

     Frank G. McDougall, Jr. Mr. McDougall has been a director since June 1994 and was Chairman of the Board from November 1994 through March 1998. From January 1995 to December 1997, Mr. McDougall was one of our part-time employees. From December 1993 until January 1995 and since January 1998, Mr. McDougall has acted as a consultant to us in the areas of management and government relations and regulation through Frank McDougall & Associates, a Company he founded in October 1993. Since March 1996, Mr. McDougall has been the Director of Corporate and Government Relations for the Dartmouth Hitchcock Medical Center and the Hitchcock Clinic. From July 1990 to October 1993, Mr. McDougall was the Secretary of the Agency of Development and Community Affairs of the State of Vermont. In March 1997, Mr. McDougall was appointed to the Vermont Board of Education.

     Richard Worth. Mr. Worth has served as one of our directors since June 1994. Since 1997, Mr. Worth has been the Chairman and Chief Executive Officer of Cool Fruits, Inc. From 1994 to 1997, Mr. Worth was the Chairman and Chief Executive Officer of The Delicious/Frookie Co., a manufacturer and marketer of cookies and snack products. From 1986 to 1994, Mr. Worth was the Chairman and Chief Executive Officer of R.W. Frookies, Inc., a manufacturer and marketer of cookies and snack products. From 1978 to 1985, Mr. Worth owned and operated Sorrell Ridge, Inc., a manufacturer and marketer of jams.

EXECUTIVE COMPENSATION

     The following tables show:

     - the cash compensation we paid, as well as other compensation paid or accrued, to the Chief Executive Officer and Chief Financial Officer of Vermont Pure for the fiscal years ended October 25, 1997, October 31, 1998, and October 30, 1999

     - information reporting options granted to the Chief Executive Officer and the Chief Financial Officer during the fiscal year ended October 30, 1999 and

     - information regarding the value of all options granted to the Chief Executive Officer and Chief Financial Officer at the end of the fiscal year ended October 30, 1999. Vermont Pure has no other executive officers.

                                                                                      OPTIONS
NAME AND PRINCIPAL POSITION                          YEAR     SALARY      BONUS      (# SHARES)
---------------------------                          ----    --------    --------    ----------
Timothy G. Fallon..................................  1999    $186,400    $195,000         -0-
  Chief Executive Officer and President              1998    $186,400    $202,500         -0-
                                                     1997    $184,000    $150,000     690,000(1)
Bruce S. MacDonald.................................  1999    $ 85,000    $ 75,000         -0-
  Chief Financial Officer, Treasurer and Secretary   1998    $ 85,000    $ 55,000      30,000
                                                     1997    $ 75,000    $ 30,000     101,000(2)

---------------
(1) This amount includes 440,000 options with an exercise price per share of $2.50 issued in replacement for 400,000 options with an exercise price of $2.25 per share, a net increase of 40,000 options, and 250,000 options granted with an exercise price per share of $2.50. The amount under "All Other Compensation" represents a car allowance and life and disability insurance expenses.

(2) This amount includes 51,000 options with an exercise price per share issued of $2.50 issued in replacement for 45,000 options with a weighted average exercise price of $2.58 per share, a net increase of 6,000 options, and 50,000 options granted with an exercise price per share of $2.50. The amount under "All Other Compensation" represents car and disability insurance allowances.

     We cannot determine, without unreasonable effort or expense, the specific amount of some personal benefits afforded to our employees, or the extent to which benefits are personal rather than business. We have concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to the individuals named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individuals, and that such information set forth in the preceding table for such individuals is not rendered materially misleading by virtue of the omission of the precise value of such personal benefits.

     The executive officers named in the preceding summary compensation table were not granted options or shares during the fiscal year ended October 30, 1999.

AGGREGATE YEAR-END OPTION VALUE

                                                      NUMBER OF                  VALUE OF UNEXERCISED
                                                 UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS AT
                                                AT FISCAL YEAR-END(#)           FISCAL YEAR-END($)(1)
                                             ----------------------------    ----------------------------
NAME                                         EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                         -----------    -------------    -----------    -------------
Timothy G. Fallon..........................    570,000         150,000        $177,784         $46,950
  Chief Executive Officer and President
Bruce S. MacDonald,........................     91,000          50,000        $ 29,153         $ 9,390
  Chief Financial Officer, Treasurer and
     Secretary

---------------
(1) As of October 30, 1999, the closing price per share of common stock was $2.813 on the American Stock Exchange.

EMPLOYMENT AGREEMENTS

     In October 1997, we executed an employment agreement with Timothy G. Fallon which has an effective date of November 1, 1997 and expires November 1, 2001. This agreement was amended during October 1999 but still expires on November 1, 2001. Under the agreement, which replaced a prior agreement dated November 4, 1994, Mr. Fallon acts as our Chief Executive Officer and President. His annual base salary is $205,000, which is reviewed annually by the board. We provide Mr. Fallon with an automobile and disability insurance allowance. If his employment is terminated without cause (including a deemed termination by reason of a change of control), Mr. Fallon is entitled to receive life and health insurance benefits together with severance payments equal to 1.0 time his annual base salary plus $150,000 payable over 12 months if such termination occurs in fiscal years 2000 through 2001. In each case, Mr. Fallon will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. Fallon's employment is terminated for "cause," as defined.

     In addition to bonus payments disclosed above that were paid to him with respect to fiscal year 1999, Mr. Fallon is entitled to incentive bonuses based upon the achievement of performance goals for fiscal years 2000 and 2001. For fiscal years 2000 and 2001, his incentive compensation will include payments of $75,000 for meeting board approved target sales and $75,000 for meeting board approved target earnings before interest, taxes, depreciation and amortization, again with greater or lesser payments (non-cumulative) for achieving targets within specified ranges above or below budget. Mr. Fallon is also entitled to receive special bonuses if we achieve sales of $40,000,000 or $50,000,000 during fiscal year October 2000 or October 2001. These bonuses are, respectively, $25,000 and $50,000. These bonuses are cumulative and may be earned in the same fiscal year. If we can maintain or exceed a $5.00 per share stock price for 54 out of 60 consecutive trading days during the period November 1, 1999 through October 31, 2001, Mr. Fallon will receive a special bonus of $50,000.

     On and as of November 1, 1997, we entered into an employment agreement with Bruce S. MacDonald which expires November 1, 2001. Pursuant to this agreement, Mr. MacDonald acts as our Chief Financial Officer and Treasurer. His annual base salary is $100,000, to be reviewed annually by the board. We provide Mr. MacDonald with automobile and disability insurance allowances. If his employment is terminated without cause (including a deemed termination by reason of a change of control), Mr. MacDonald is entitled to receive life and health insurance benefits together with severance payments equal to 1.0 times his annual base salary plus $50,000 payable over 12 months if such termination occurs in fiscal years 2000 through 2001. In each case, Mr. MacDonald will be subject to a period of non-competition equal to the greater of 12 months or the period during which severance is paid. No benefits are due if Mr. MacDonald's employment is terminated for cause.

     In addition to the bonus payments disclosed above that were paid to Mr. MacDonald with respect to fiscal year 1999, he is entitled to incentive bonuses based upon the achievement of our performance goals for fiscal years 2000 to 2001. Mr. MacDonald's incentive compensation for each of these years is $50,000 for meeting board approved target EBITDA, with greater or lesser payments (non-cumulative) for meeting EBITDA targets within specified ranges.

     Effective November 1, 1999, we entered into a consulting agreement with Frank G. McDougall, Jr., a director of ours, through Frank McDougall & Associates for a term of one year. Pursuant to that agreement, Mr. McDougall provides consulting services to us in the area of government relations and regulations. Mr. McDougall was paid an initial fee of $10,000 on November 1, 1999 and receives $1,000 per month from us in exchange for providing consulting services. As part of this agreement, Mr. McDougall has waived all compensation as a director.

     If the merger is approved by our shareholders, Messrs. Fallon's and MacDonald's employment agreements will be superseded by employment agreements with VP Merger Parent.

DIRECTOR COMPENSATION

     Directors who are employees or consultants of ours do not receive any fees for attending board meetings. Directors who are not employees or consultants of ours receive $750 for each meeting of the board attended and $7,500 each year, subject to reduction by

     - 50% if the director misses two meetings, and

     - 100% if the director misses more than two meetings. Directors serving on a committee receive $400 for each Committee meeting attended. In addition, the board voted in September 1998 to automatically issue an option to purchase 5,000 shares of common stock options to each outside director at the beginning of each fiscal year. Such option issuances to directors are limited to 105,000 options in aggregate.

     We extended the expiration date for 87,000 options held by Frank G. McDougall, Jr. with a weighted average exercise price of $2.56 and 72,000 options held by Richard Worth with a weighted average exercise price of $2.51 until two years from the closing of the merger and contribution.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

     Our Compensation Committee of the board is composed of three directors, Messrs. Norman Rickard, Robert Getchell and David Preston. The Compensation Committee also administers our stock option plans and employee stock purchase plan. This Committee is also charged with the responsibilities of reviewing and approving executive officers' compensation and approving all discretionary grants of stock options under our stock option plans.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Frank McDougall, Jr., Robert Getchell and David R. Preston served on the Compensation Committee during fiscal year 1999. Mr. McDougall has now been replaced by Norman Rickard. Except for Mr. McDougall, who acts as a consultant to us in the areas of management and government relations and regulation, persons serving on the Compensation Committee had no relationships with us other than their relationship to us as directors entitled to the receipt of standard compensation as directors and members of some committees of the board and their relationship to us as stockholders. No person serving on the Compensation Committee or on the board of directors is an executive officer of another entity for which an executive officer of ours serves on the board of directors or on that entity's compensation committee.

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS OF VERMONT PURE

     The table and accompanying footnotes on the following pages set forth information as of August 30, 2000 with respect to the stock ownership of:

     - those persons or groups who beneficially own more than 5% of our Common Stock,

     - each of our directors,

     - our Chief Executive Officer and Chief Financial Officer, and

     - all of our directors and executive officers as a group (based upon information furnished by such persons). We have no other executive officers. Shares of common stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this table have been included in the following table.

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                            AMOUNT AND
                                                       NATURE OF BENEFICIAL         PERCENTAGE OF
NAME AND ADDRESS                                            OWNERSHIP          OUTSTANDING SHARES OWNED
----------------                                       --------------------    ------------------------
Timothy G. Fallon....................................         622,500(2)                  5.4%
Robert C. Getchell...................................          72,000(3)                   .6%
Frank G. McDougall, Jr. .............................          82,000(1)                   .7%
David R. Preston.....................................          73,000(4)                   .7%
Norman E. Rickard....................................          69,000(3)                   .6%
Beat Schlagenhauf....................................          67,000(1)                   .6%
Richard Worth........................................          74,500(3)                   .7%
Bruce S. MacDonald...................................         101,000(1)                   .8%
Phillip Davidowitz...................................          25,000(1)                   .2%
All Officers and Directors as a group (9
  individuals).......................................       1,186,000(5)                 10.3%

---------------
(1) Represents shares of common stock issuable pursuant to outstanding stock options exercisable within sixty days of the date of this table.

(2) Includes 620,000 shares of common stock issuable pursuant to outstanding stock exercisable within sixty days of the date of this table.

(3) Includes 67,000 shares of common stock issuable pursuant to outstanding stock exercisable within sixty days of the date of this table.

(4) Includes 71,000 shares of common stock issuable pursuant to outstanding stock exercisable within sixty days of the date of this table.

(5) Includes 1,167,000 shares of common stock issuable pursuant to outstanding stock exercisable within sixty days of the date of this table

EMPLOYEE STOCK PURCHASE PLAN

     We have an employee stock purchase plan under Section 423 of the Internal Revenue Code in which participating employees may utilize payroll deductions to purchase shares of our common stock at a discount from fair market value. The first offering period has not yet commenced.

             VERMONT PURE'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

  Six Months Ended April 30, 2000 Compared to Six Months Ended May 1, 1999

     Sales -- Sales for the first six months of fiscal year 2000 were $14,648,000, an increase of $968,000 or 7% over the sales of $13,680,000 for the corresponding period last year. Sales for the second quarter of fiscal year 2000 were $8,225,000, an increase of $426,000 or 5% over sales of $7,799,000 for the corresponding period last year. In total, we sold 8,074,000 gallons of water at an average price of $1.31 per gallon compared to 7,164,000 gallons at an average price of $1.49 for the corresponding period a year ago. Sales related to acquisition activity were $1,009,000, or 7% of sales. Net of acquisitions, sales for the first six months of 2000 were essentially the same as in the corresponding period last year.

     Sales for retail-size products decreased $1,076,000, or 16%, for the first six months of fiscal year 2000 compared to the corresponding period a year ago. Sales decreased $592,000 or 14%, for the second quarter of fiscal year 2000 compared to the corresponding period a year ago. In the category, 3,466,000 gallons were sold at an average price of $1.67 per gallon compared to 3,352,000 gallons at $1.97 per gallon for the comparable period a year ago. For the first half of this year, the Vermont Pure brand sales were down 47% while Hidden Spring and Private Label brands were up 60% and 16% respectively. The decrease for both the quarter and year to date are attributable to a reduction in case volume due to a change in a major distributor relationship in April 1999 and lower average selling prices related to competitiveness of the marketplace. Average selling prices for the six and three months ending April 30, 2000 were down 15% and 20%, respectively, for the corresponding periods from the previous year. This is indicative of the competitive marketplace as well as the increase in private and secondary labels. Decreases in average selling prices were partially offset by lower promotional spending as described in further detail below.

     Sales for the home and office category increased $2,044,000 or 30%, for the first six months of fiscal year 2000 compared to the corresponding period of the prior year. Net of acquisitions, sales increased 15% for the six month period. Sales increased 1,018,000 or 29%, for the second quarter of fiscal year 2000 compared to the corresponding period of the prior year. In gallonage, sales increased for the comparable six month periods from 3,631,000 gallons to 4,607,000 from 1999 to 2000 while the average price per gallon increased from $1.03 to $1.04, from period to period. Other services and non water products increased $925,000, or 33%. The respective sales increases in this category for the first half and second quarter of 2000 were attributable to market growth and expansion and acquisitions. We have continued our acquisition strategy during the period. Acquisitions made in the last twelve months have been relatively small in sales volume but geographically important.

     Cost of Goods Sold -- For the first six months of fiscal year 2000, Cost of Goods Sold was $5,544,000 compared to $4,984,000 for the same period in fiscal year 1999. Resulting gross profits were $9,104,000, or 62% of sales, and $8,696,000, or 64% of sales, for the respective periods. For the second quarter of 2000, Cost of Goods Sold was $3,256,000 compared to $2,953,000 for the same period in fiscal year 1999 resulting in gross profits of $4,968,000, or 61% of sales, and $4,846,000 or 62% of sales. The increase in gross profit for the respective six and three month periods was due to the increase in sales. The increase in sales can be attributed solely to the delivery of home and office products which, in general, is our highest margin line. The decrease in gross margin as a percentage of sales is a result of lower average sales prices combined with higher raw material pricing of the retail-size product. Raw material pricing, particularly for our retail-size line of products, has fluctuated since mid-1999 as a result of commodity pricing. Over this period, we have been successful at mitigating these increases by modifying its packaging and increasing production efficiencies but average cost per case has still increased about 3%. However, the stability of these costs cannot be guaranteed. Significant price fluctuations in the future could result in corresponding positive or negative effects on cost of goods sold and gross profit.

     Operating Expenses -- For the first six months of fiscal year 2000 compared to the corresponding period in fiscal year 1999, total operating expenses were $8,823,000 and $7,704,000, an increase of $1,119,000 or 15%.

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For the second quarter, operating expenses were $4,601,000 in 2000 compared to
$4,147,000 in 1999, an increase of $454,000, or 11%. Selling, general and administrative expenses increased by $1,497,000, or 27%, for the first six months of fiscal year 2000 and $670,000 or 22% for the second quarter of fiscal year 2000 compared to the corresponding periods a year ago. The increase in these costs was primarily due to the addition of the operating costs to grow the home and office delivery business and build inventory for the retail-size products to supply customer demand throughout the peak summer sales season. Specifically, non-recurring operating costs related to the home and office category growth are:

     - Costs associated with integrating PET sales into the home and office distribution network in the geographic areas that were previously covered by outside distributors.

     - In anticipation of the Crystal Rock transaction, we have delayed the consolidation of sales and distribution systems, including warehouses, routes, and personnel, resulting from acquisitions. As a consequence, the benefits of cost reduction from consolidation have not been achieved.

     - Increased administration of implementing a new software system.

     Costs to build inventory are outside warehouse rent and handling fees, freight to the outside location, and the freight cost inefficiencies of double handling product between the bottling plant and the customer. Advertising and promotional expenses decreased $417,000, or 27%, and $237,000, or 28%, during the six month and second quarter periods of 2000, respectively, compared to the corresponding periods last year. Our advertising and promotion is predominantly associated with the sales of the retail-size packages. As mentioned above, the pricing environment for these products has changed such that our distributors seek price discounts instead of advertising and promotion support. During the first half and second quarter of 2000 our aggregate per case expense decreased $.50 and $.32 per case for the comparable periods in the prior year. Nevertheless, due to the competitive nature of the industry, we anticipate that we will continue to spend significant amounts in the future for advertising and promotion as we continue to develop brand recognition and increase market penetration but can give no assurances that increases in spending will result in higher sales. For the first half and second quarter of fiscal year 2000, amortization increased $38,000 and $23,000 respectively, from the same periods a year ago as a result of increased goodwill from new acquisitions.

     Profit From Operations -- Profit from operations for the first six months of fiscal year 2000 was $282,000 as compared to $992,000 for the corresponding period last year, a decrease of $710,000. Profit from operations for the second quarter of fiscal year 2000 was $367,000 compared to $699,000 for the corresponding period last year, a decrease of $332,000. The decrease is attributable to lower sales in the retail-size category combined with an increase in raw material costs and logistics costs of storing products. We plan to continue to create brand awareness and to find alternate distribution channels for our retail-size products and expand our less seasonal home and office distribution business.

     Other Income/Expense -- Net interest expense increased $253,000 or 53% and $195,000 or 75% for the first six months and second quarter of fiscal year 2000, respectively, compared to the corresponding periods in fiscal year 1999. The increase in interest expense was a result of increased borrowing to fund operations as a result of lower operating profits, to build inventory, to add additional plant and equipment, to finance acquisitions, and higher interest rates. Miscellaneous income reflects the cash settlement in the Pristine Mountain Springs litigation, less the related assumed debt and the related legal costs. For more information, see "Information Concerning Vermont Pure Holdings, Ltd. -- Legal Proceedings."

     Net Income/Loss -- Our net loss for the first six months of fiscal year 2000 was $180,000 compared to a net profit of $511,000 for the corresponding period last year. The net loss for the second quarter of fiscal year 2000 was $89,000 compared to a net profit of $440,000 for the same quarter in 1999. The net loss for the quarter and the year to date are attributable to lower operating results combined with higher interest costs.

LIQUIDITY AND CAPITAL RESOURCES

     The net increase in cash for the six months ended April 30, 2000 was largely generated by receipt of payment of a note owed to the company the proceeds of which are being held on a restricted basis as described below. For more information, see "Information Concerning Vermont Pure Holdings,
Ltd. -- Legal Proceed-

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

ings." On an operating basis, we used cash for seasonal needs -- to fund operating losses and build inventory for an anticipated increase in summer sales. A significant amount of cash has been expended for capital improvements. $3,556,000 has been used primarily for expansion of the building that houses our main bottling facility, new production equipment, and hardware and software to support the home and office delivery system.

     As of April 30, 2000, we had working capital of $6,300,000 compared to $3,028,000 on October 30, 1999. The increase in working capital of $3,272,000 reflects, primarily, an increase in cash of $3,916,000 for specified restricted uses. Of this total, $2,941,000 is being held as proceeds from the bonds issued for new building and equipment and $975,000 is being held as collateral for a mandatory convertible debenture scheduled for conversion by September 2001. As of April 30, 2000, we had disbursed $1,359,000 of the total $4,300,000 in bond proceeds and borrowed $14,500,000 under its credit agreement with First Union and Key Banks compared to $844,000 of the line at the beginning of the fiscal year. As of April 30, 2000, $11,690,000 was outstanding under the First Union agreement. Proceeds from the increased debt were used for new building and equipment, acquisitions, seasonal inventory build-up and working capital. The maximum amount available to borrow under the First Union facility is $25,000,000 subject to certain conditions and covenants. The facility is secured by all of our assets and expires January 2004.

     We have increased our debt significantly in the current year. The purpose has largely been to put infrastructure in place to accommodate our future growth -- building, equipment, and computer hardware and software systems. We have also been transforming our distribution channels and, in the process, required more working capital to fund operations. While past trends and future expectations warrant these investments and efforts no assurance can be given that future growth will occur. In this case, we may be restricted to our access to working capital by covenants and conditions in the agreement with our primary lender and no assurance can be given that other financing will be available.

     In conjunction with the merger and contribution, we signed a letter of intent with Webster Bank of Waterbury, Connecticut. The commitment provides for up to $36 million of financing for the cash portion of the purchase price, to consolidate the existing debt of both companies, and post-merger working capital. We also will issue $22,600,000 face amount of 12% subordinated promissory notes due 2007 to the Crystal Rock shareholders. For further discussion on the Webster loan and the promissory notes, see "Indebtedness We Will Incur in Connection with the Business Combination." We expect that the cash flow from the combined entity will provide sufficient resources to repay the debt on schedule.

  Year Ended October 30, 1999 Compared To Year Ended October 31, 1998

     Sales for 1999 were $31,396,000 compared to $29,169,000 for 1998, an increase of $2,227,000 or 8%. 1999 sales attributable to acquisitions made during the year were $2,137,000, which represented 7 percentage points of the overall 8 point increase. Excluding revenues attributable to acquisitions, sales for 1999 net of acquisitions were $29,259,000. Our revenue growth trend was slowed primarily due to terminating our distribution agreement with our largest distributor which resulted in some loss of sales revenue as new distributors were brought on line. For discussion of this action, See
"Business -- Distribution and Sales." Our 1 percentage point (1999 over 1998) increase in sales, net of acquisitions, was accounted for by increases in the following distribution channels: 6 points for Hidden Spring, 5 points for private label and 6 points for home and office. These were mostly offset by the 16 point decrease in retail size Vermont Pure, a direct result of the change in distribution networks. Due to the fact that we operate on a "52-53 week" reporting year, 1999 had 52 weeks of sales while 1998 had 53 weeks of sales. In total, we sold 18,756,000 gallons of water at an average price of $1.34 per gallon compared to 15,014,000 at an average price of $1.61 for the corresponding period a year ago.

     Sales of our retail-size products were $15,996,000 in 1999, a decrease of 8% compared to 1998, when sales of these products were $17,455,000. For fiscal years 1999 and 1998, respectively, 9,810,000 gallons were sold at an average price of $1.63 per gallon compared to 8,392,000 gallons at an average price of $2.08 per gallon. The sales decline is partially attributable to the termination of our agreement with our largest distributor and decreased average selling prices. Year-to-year average selling price per case was down 28%. Vermont Pure brand sales decreased 34% compared to 1998. Hidden Spring brand sales were up 89% for the

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

year, due to continued growth through market expansion in secondary distribution channels. During the year, we increased the number of private label customers that we pack for, resulting in an 83% increase in sales for these products.

     Sales for the home and office delivery category of the business increased in 1999 to $15,400,000 from $11,714,000 in 1998, an increase of $3,686,000 or
31%. In addition to internal growth, we continued to expand our home and office distribution through acquisitions. New sales attributable to acquisitions in 1999 were $2,137,000. Net of acquisitions, home and office sales increased 13% in 1999. The increase in internal growth in existing market areas is a result of strong market growth for bottled water, in general, and greater brand awareness. In gallonage, the total sales increase of water in the category improved to 8,946,000 gallons at $1.03 per gallon in 1999 from 6,622,000 at $1.02 per gallon in 1998. Other services and non-water products increased $1,234,000 or 25%.

     Cost of goods sold for 1999 were $11,742,000 or 37% of sales, compared to $11,550,000, or 40% of sales, for 1998. The decrease in cost of goods sold as a percentage of sales compared to the prior year is partially attributable to lower bottling costs as a result of higher production volumes and more efficient production, and an increase in home and office distribution, which has better margins. Our mix of sales continued to skew more toward product for home and office delivery to 49% in 1999 from 40% in 1998, in large part the result of acquisitions. The home and office category is characterized by lower bottling costs because of larger sizes and refillable bottles. As a result, the gross profit was higher in 1999, $19,654,000 or 63% of sales, than in 1998 when it was $17,619,000, or 60% of sales.

     Total operating expenses increased to $17,019,000 in 1999 from $15,555,000 in 1998, an increase of $1,464,000, or 9%. Of these amounts, selling, general and administrative expenses were $13,149,000 and $10,235,000 for 1999 and 1998, respectively, an increase of $2,914,000, or 28%. The increase in selling, general and administrative expenses was due to increased personnel, rent and lease expenses needed to grow the business as well as expenses associated with the businesses acquired in 1999. Advertising expenses decreased to $3,258,000 in 1999 from $4,702,000 in 1998, a decrease of $1,444,000, or 31%. The decrease is related primarily to our use of different distribution channels that require less promotional support. However, given the competitive nature of the industry, we anticipate that we are likely to continue to spend significant amounts in the future for advertising and promotion as we continue to develop brand recognition and increase market penetration but can give no assurances that increases in spending will result in higher sales. Amortization expense decreased slightly to $612,000 in 1999 from $617,000 in 1998, a decrease of $5,000.

     Profit from operations in 1999 was $2,635,000 compared to $2,065,000 for 1998, an increase of $570,000. Net interest expense increased to $1,030,000 in 1999 from $755,000 in 1998, an increase of $275,000. The increase was a result of greater amounts borrowed during the period primarily related to acquisitions. The improvement in profit before income taxes to $1,605,000 in 1999 from $1,412,000 in 1998 was the result of increased sales and decreased manufacturing and operating costs, on a per unit basis.

     Net income of $3,399,000 in 1999 compared to $2,859,000 in 1998, an improvement of $540,000. We recorded a tax benefit of $1,793,000 in 1999 compared to $1,447,000 in 1998. This benefit reflects a partial recognition of our total available deferred tax assets of approximately $4.6 million at October 30, 1999, based on an evaluation of likely utilization. If we continue to be profitable, the remaining $832,000 of unrecorded deferred tax benefits will be available for recognition in future years. No assurance can be given that we will be profitable in the future and that these tax benefits will actually be used.

     Based on the weighted number of shares of common stock outstanding of 10,279,377 during 1999 and 10,248,389 during 1998, the basic net income per share was $.33 and $.28 per share, respectively. Based on the weighted number of shares of diluted common stock outstanding of 10,790,722 and 10,927,025 for the same respective periods, the diluted net income per share was $.31 per share in 1999 and $.26 per share in 1998.

  Year Ended October 31, 1998 Compared To Year Ended October 25, 1997

     Sales for 1998 were $29,169,000 compared to $17,685,000 for 1997, an increase of $11,484,000 or 65%. 1998 sales attributable to acquisitions made during the year were $5,305,000, which represented 30 percentage points of the overall 65 point increase. Excluding revenues attributable to acquisitions, sales for 1998 net of acquisitions were $23,864,000. Average selling price per case was unchanged. Our 35 percentage point (1998

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

over 1997) increase in sales, net of acquisitions, was accounted for by increases in the following distribution channels: 17 percentage points for retail size Vermont Pure, 4 points for Hidden Spring, 4 points for Private Label, 8 points for home/office and 2 points from other sources. In addition, we operated on a "52-53 week" reporting year. Sales and other financial results were favorably affected by the 1998 fiscal year having 53 weeks compared to 52 weeks for 1997 and 1996. In total, we sold 15,014,000 gallons of water at an average price of $1.61 per gallon compared to 8,651,000 at an average price of $1.75 for the corresponding period a year ago.

     Sales of our retail-size products were $17,455,000 in 1998, an increase of 41% over 1997, when sales of these products were $12,375,000. For fiscal years 1998 and 1997, respectively, 8,392,000 gallons were sold at an average price of $2.08 per gallon compared to 5,949,000 gallons at the same average price. The Vermont Pure brand continued to grow in its core markets, particularly the metropolitan New York City area. Total sales for this brand increased 33% over 1997. Sales for the Hidden Spring brand, up 53% for the year, continued to grow through market expansion in secondary distribution channels. We increased the number of private label customers that we pack for, resulting in a 79% increase in sales for these products. In gallonage, the total sales increase of water in the category improved to 6,622,000 gallons at $1.02 per gallon in 1998 from 2,702,000 gallons at $1.01 per gallon in 1997. Other services and non-water products increased $2,358,000 or 87%.

     Sales for the home and office delivery category of the business more than doubled in 1998 to $11,714,000 from $5,310,000 in 1997. We continued to expand our home and office distribution through acquisitions. New sales attributable to acquisitions in 1998 were $4,950,000. Net of acquisitions, home and office sales increased 27% in 1998, more than double the 12% rate of internal growth in 1997. The increase in internal growth in existing market areas is a result of strong market growth for bottled water, in general, and greater brand awareness.

     Cost of goods sold for 1998 were $11,550,000 or 40% of sales, compared to $7,644,000, or 43% of sales, for 1997. The decrease in cost of goods sold as a percentage of sales compared to the prior year is due to lower bottling costs as a result of higher production volumes and more efficient production, and an increase in home and office distribution. In addition, new production equipment was installed to improve the capacity and efficiency of the bottling line. As a result of acquisitions, our mix of sales skewed more toward product for home and office delivery, to 40% in 1998 from 30% in 1997. The home and office category is characterized by lower bottling costs because of larger sizes and refillable bottles. Consequently, the gross profit was higher in 1998, $17,619,000 or 60% of sales, than in 1997 when it was $10,042,000, or 57% of sales.

     Total operating expenses increased to $15,555,000 in 1998 from $9,204,000 in 1997, an increase of $6,351,000, or 69%. Of these amounts, selling, general and administrative expenses were $10,235,000 and $5,898,000 for 1998 and 1997, respectively, an increase of $4,337,000, or 74%. The increase in selling, general and administrative expenses is correlated to the resources needed to grow and administratively service the business. Advertising expenses increased to $4,702,000 in 1998 from $3,077,000 in 1997, an increase of $1,625,000, or
53%. This increase reflects amounts spent on product promotion, primarily for retail-size product, to stay competitive in the marketplace and continue our sales growth trend. We anticipate that we will have to continue to make significant promotional expenditures and/or reduce selling prices in order to stay competitive in an increasingly competitive market. Amortization expense increased to $617,000 from $229,000 in 1998 and 1997, respectively, an increase of $388,000, as a result of the 1998 acquisitions.

     Profit from operations in 1998 was $2,065,000 compared to $838,000 for 1997, an increase of $1,227,000. Net interest expense increased to $755,000 in 1998 from $368,000 in 1997, an increase of $387,000. The increase was a result of greater amounts borrowed during the period primarily related to the acquisitions. The improvement in profit before income taxes to $1,412,000 in 1998 from $523,000 in 1997 was the result of increased sales and decreased manufacturing and operating costs, on a per unit basis.

     Net income of $2,859,000 in 1998 compared to $1,067,000 in 1997, an improvement of $1,792,000. We recorded a tax benefit of $1,447,000 in 1998 compared to $544,000 in 1997. This benefit reflects a partial recognition of our total available deferred tax assets of approximately $5.2 million at October 31, 1998, based on an evaluation of likely utilization. If we continue to be profitable, the remaining $3.2 million of unrecorded deferred tax benefits will be available for recognition in future years. No assurance can be given that we will be profitable in the future and that these tax benefits will actually be used.

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

     Based on the weighted number of shares of common stock outstanding of 10,248,389 during 1998 and 9,771,347 during 1997, the basic net income per share was $.28 and $.11 per share, respectively. Based on the weighted number of shares of diluted common stock outstanding of 10,927,025 and 9,805,500 for the same respective periods, the diluted net income per share was $.26 per share in 1998 and $.11 per share in 1997.

     At October 30, 1999, we had working capital of $3,028,000. This represents an increase of $2,293,000 from the $735,000 of working capital on October 31, 1998. The increase in working capital primarily reflects a PET inventory buildup to accommodate summer demand as well as the prepayment of the new home and office computer system and a building expansion in Randolph, Vermont. When these two projects are finished they will be capitalized.

     In April 1998, we entered into a five year revolving credit line with CoreStates Bank, N.A. (now First Union National Bank) in order to borrow up to $15 million under certain terms and conditions. The purpose of this loan is for permitted (under the agreement) acquisitions and capital expenditures, working capital and consolidation of debt. Under the agreement and supplemental instruments, we are required to pay interest monthly at a rate of LIBOR plus 2.5%, currently approximately 8.4%. The line of credit is contingent upon our continuing to meet specific loan covenants that are customary for credit facilities of this type. On October 30, 1999 we were entitled to borrow up to $3 million for operating working capital and the balance for acquisitions under the agreement. At October 30, 1999 we had borrowed $2.0 million on the operating portion and $9.7 million on the acquisition portion of the line.

     We later signed a letter of intent with First Union National Bank to increase the line of credit to $25 million. Of the $25 million, $4.3 million will be allocated to a letter of credit to underwrite a new bond issue for the Randolph, Vermont building expansion as well as new production equipment purchases. We believe that our working capital and access to available credit are adequate to fund our current day to day operations and that revenues will continue to cover operating and capital expenses and debt repayment in the 2000 fiscal year. However, there can be no assurance that this will be the case.

     Cash flow from operations was $876,000 for the fiscal year ended October 30, 1999 as compared to $2,806,000 in the fiscal year ended October 31, 1998, a decrease of $1,930,000. Operating cash usage was up due primarily to a planned inventory build up. Cash flows from investing activities had a net outflow of approximately $4,746,000, with $2,024,000 expended for acquisitions and $2,775,000 expended for property, plant and equipment being the primary uses. Financing activities provided a net cash inflow of $4,076,000. Proceeds from debt, proceeds from line of credit and the exercise of stock options were $3,743,000 and 1,025,000 and $88,000 respectively. These borrowings were slightly offset by principal payment of debt of $780,000.

     At October 30, 1999, we recorded a deferred tax asset of $3,793,000. Based on current levels of profitability, the realization of such deferred tax assets would take approximately four more years.

     In addition to the bank debt associated with its recent acquisitions, we financed some of these transactions with notes to the sellers. As of October 30, 1999, these notes had an unpaid balance of $1,335,000. The notes are at interest rates ranging from 8% to 10% and are being repaid through August 2004.

     We anticipate that we will spend approximately $6.3 million for capital items in fiscal 2000 to maintain and continue to grow our business. We believe that we will have adequate resources available from internal cash flow and existing debt instruments to fund our capital plan. We have begun the expansion of our facility in Randolph, Vermont. The cost of this expansion, including a new high speed bottling line, is approximately $4.3 million. The expansion is being funded through a combination of debt and working capital. The remaining $2 million consists of fixed assets, which include water coolers, coffee machines and 5 gallon water bottles for the home and office segment of the business.

     We are pursuing an active program of evaluating acquisition opportunities. To complete any acquisitions, we anticipate using our capital resources and obtaining financing from outside sources. Except for the current loan facilities discussed above, we have no other current arrangements with respect to, or sources of, additional financing for our business or future plans. Although we believe we will be able to obtain any required financing, there can be no assurance given that financing will be available to us on acceptable terms or at all.

     Inflation has not had a material impact on our operations to date.

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           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

     Market risks relating to our operations result primarily from changes in interest rates and commodity prices (the resin prices for PET bottles).

INTEREST RATE RISKS

     On April 30, 2000, we had $14,500,000 outstanding on our credit facility with First Union and Key Banks at LIBOR plus 2.5%. As of June 7, 2000, LIBOR was 6.63%. We pay a stepped fixed interest rate, subject to changes in the LIBOR spread pursuant to the agreement, on $7,500,000 of the facility. This interest rate was 8.43% on April 30, 2000 and increased to 8.53% on June 1, 2000. On May 2, 2000, we entered into an agreement to fix $5,000,000 of debt at 9.63%, subject to changes in the LIBOR spread, for three years. In addition, we had committed to repay $4,300,000 of bonds issued by the Vermont Economic Development Authority at variable rates for taxable and non-taxable issues. Bond interest rates are variable based on weekly rates established for the taxable and non-taxable issues which on June 7, 2000 were 6.7% and 4.2%, respectively. We pay an annual letter of credit fee of 2% to secure the bonds. We also have miscellaneous loans at variable interest rates. Consequently, after considering our fixed rate instruments, a hypothetical 100 basis point increase in market rates would result in approximately $70,000 of interest expense on an annualized basis.

COMMODITY PRICE RISKS

     Although we have yearly contracts with our vendors that set the purchase price of our PET bottles used to bottle our retail-size product, the vendors are entitled to pass on increases in the market price of the resin used as the raw material for the bottles. These prices are related to supply and demand market factors for PET and, to a lesser extent the price of petroleum, from which PET is derived. A hypothetical resin price increase of $.05 per pound would result in an approximate price increase per bottle of $.005. During the 2000 fiscal year, pricing has increased 8%. It is anticipated that the resin market will be stable for the balance of the year. Resin increased 7% in fiscal 1999. To a lesser extent we are similarly dependent on resin for caps and paper for corrugated boxes and labels. The potential impact is not material compared to bottles.

     We are planning to mitigate the effect of these commodity risks by working with suppliers to reduce the amount of material that they use to package their products while maintaining and improving quality.

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                  DESCRIPTION OF VP MERGER PARENT COMMON STOCK

     The authorized capital stock of VP Merger Parent consists of shares of common stock and shares of preferred stock.

     The following is a summary of the provisions of the common stock and preferred stock and is subject to, and qualified in its entirety by, the provisions of VP Merger Parent's certificate of incorporation, which is included as an exhibit to this proxy statement/prospectus, and by the provisions of Delaware law.

COMMON STOCK

     The total number of shares of capital stock which VP Merger Parent shall have authority to issue is 50,500,000 shares, of which 50,000,000 shares will be common stock. As of August 30, 2000, there were 10,294,758 shares of common stock outstanding that were held beneficially by approximately 1,500 shareholders. Holders of common stock are entitled to one vote per share, to receive dividends when and if declared by the board of directors and to share ratably in the assets of VP Merger Parent legally available for distribution to its shareholders in the event of liquidation. Holders of common stock have no preemptive, subscription, redemption or conversion rights. All outstanding shares of common stock are, and the shares to be issued hereby will be upon issuance duly authorized, fully paid and nonassessable. The holders of common stock do not have cumulative voting rights. The holders of a majority of the shares of common stock can elect all the directors and can control the management and affairs of VP Merger Parent. The rights, preferences and privileges of holders of VP Merger Parent common stock will be subject to the rights of the holders of any series of preferred stock that Vermont Pure may issue in the future.

PREFERRED STOCK

     VP Merger Parent has an authorized class of undesignated preferred stock consisting of 500,000 shares. Preferred stock may be issued in series from time to time when designations, relative rights, priorities, preferences, qualifications, as the board of directors determines. The rights, priorities, preferences, qualifications, limitations and restrictions of different series of preferred stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions and other matters. VP Merger Parent board of directors may authorize the issuance of preferred stock which ranks senior to the common stock with respect to the payment of dividends and the distribution of assets on liquidation. In addition, the board of directors is authorized to fix the limitations and restrictions, if any, upon the payment of dividends on common stock to be effective while any shares of preferred stock are outstanding. The board of directors, without shareholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power of the holders of common stock. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change of control of VP Merger Parent. Upon consummation of the transaction, no share of preferred stock will be outstanding. VP Merger Parent has no present intention to issue shares of preferred stock.

CORPORATE PROVISIONS

     VP Merger Parent's certificate of incorporation and by-laws contain a number of provisions relating to corporate governance and to the rights of shareholders. Some of these provisions may be deemed to have a potential "anti-takeover" effect, in that these provisions may delay, defer or prevent a change of control of VP Merger Parent. These provisions include the authority of the board of directors to issue series of preferred stock with voting rights and other powers as the board of directors may determine. See "Comparison of Rights of Shareholders."

     VP Merger Parent is subject to the provisions of the Delaware General Corporation Law (also referred to as the DGCL). Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested shareholder," for a period of three years after the date of the

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transaction in which the person became an interested shareholder, unless the business combination is approved in a prescribed manner. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested shareholder. Subject to certain exceptions, an "interested shareholder" is a person who, together with affiliates, owns, or within three years did own, 15 percent or more of the corporation's voting stock.

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            INFORMATION CONCERNING CRYSTAL ROCK SPRING WATER COMPANY

     The following discussion pertains to the business of Crystal Rock as a separate company and does not contemplate specifically the effect of the merger and contribution.

THE COMPANY

     Crystal Rock's principal executive offices are located at 1050 Buckingham Street, Watertown, Connecticut 06795. Its telephone number is (800) 525-0070.

BUSINESS

     Crystal Rock is a bottled water manufacturer focusing on the still, non-carbonated, segment of the bottled water industry. Crystal Rock's primary business is the marketing and distribution of Crystal Rock brand of purified and mineralized drinking water to the home and office delivery markets. Crystal Rock also distributes coffee and other refreshment type products, and vending services in Connecticut, New York and Massachusetts.

     Over the course of Crystal Rock's existence since 1914, bottled water has frequently been viewed as a "fad." However, Crystal Rock has realized continued growth and believes that the industry will continue its growth and development of better and improved products and methods of product delivery. Crystal Rock's method of water manufacturing has provided a consistently pure product eliminating fears over environmental pollution, including the effect on many municipal water sources of lead, carcinogenic chemical by-products from over-chlorination, toxic waste dumps, landfills and bacterial contamination. Crystal Rock anticipates that sales of bottled water will continue to grow.

COMPANY BACKGROUND

     Crystal Rock was founded in 1914 by Henry Baker, Sr. who delivered water in 1/2-gallon glass bottles by horse-drawn wagon in Stamford, Connecticut. Upon the death of Henry Baker, Sr. in 1947 his wife, Gladys, and his son, Henry, Jr., took over the business. In 1965 Henry E. Baker, Jr. became President, representing the second generation of Bakers to manage Crystal Rock. Under Henry Baker's tenure as President in the 60's and 70's Crystal Rock constructed a bottling plant in Stamford, Connecticut and successfully implemented a strategy to expand sales to the office coffee and refreshment service market. In 1975 John Baker joined Crystal Rock, with brother Peter joining in 1977.

     With expansion continuing into the 80's, Crystal Rock constructed a new facility in 1988 in Watertown, Connecticut. The 72,000 square foot bottling facility replaced the Stamford facility as a plant and became Crystal Rock's headquarters. With the construction of the new facility came a new strategy to market "purified and mineralized drinking water" with the slogan, "Crystal Rock Premium Bottled Water, Purer than Nature." By purifying and remineralizing municipal water, drinking water of uniform desired composition and taste is created. This process can easily be replicated in any market that Crystal Rock targets for expansion. Maintaining the strategy to penetrate the office coffee and refreshment service market, Crystal Rock realized a customer mix of 75% commercial accounts to 25% residential by 1989.

     Because of successful integration of coffee and refreshment products in Crystal Rock's sales mix, Crystal Rock is recognized as a water industry leader in the ability to successfully and continually maintain such integration. This is evident through the recognition that the Bakers have received from the IBWA. Henry E. Baker was a Board member for 20 years and is in the IBWA Hall of Fame. Peter K. Baker has served as a Board member and Chairman of the association. In addition to this, other bottled water companies from other geographical areas in both the United States and from as far as Australia have requested and sent their employees and management to Crystal Rock to learn how such integration is implemented and maintained.

     In 1993, John B. Baker and Peter K. Baker were appointed Co-Presidents of the growing enterprise. Contributing to growth in the 90's were a number of acquisitions of various office coffee and water companies. In April of 1992 Crystal Rock purchased the assets of Gramatin Springs Co., Inc., a large independent bottler servicing Westchester County, New York. In May of 1994, Crystal Rock purchased the assets and routes of

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

the office coffee division of Arctic Falls Spring Water. During the course of 1995, Crystal Rock purchased Shouvlin Coffee Service, Coffee Delite and some of the assets of Colony Coffee, adding aggregate base sales in excess of $1.3 million. With a track record of success in integrating acquisitions into existing operations, Crystal Rock acquired the assets and customers of Pequot Spring Water Company with an annual sales base of $1.9 million in 1996. During the 1997-1999 time period Crystal Rock made three smaller acquisitions adding to the sales base a total of $1.7 million.

     To date, Crystal Rock has been successful in integrating its acquired businesses with existing operations. Management is aware of difficulties associated with the process of acquiring and integrating new businesses and has been able to manage the process in the past; however, there can be no assurance that management will not find it necessary to devote unanticipated time and effort to integrating new businesses, with possible adverse effects on Crystal Rock's business as a whole.

     Crystal Rock is now focused almost exclusively on the still segment of the bottled water industry, the largest segment and primary growth driver of the bottled water industry. By focusing on the home and office delivery sector, Crystal Rock has intentionally concentrated efforts on the largest and most profitable segment of the industry. By offering over 500 products for sale to Crystal Rock's customers the value of the home and office account base is maximized. Utilization of 100% of truck space and equitable sales commission plans to Crystal Rock's Route Sales Personnel creates efficiencies and maintains profitability. A major factor in Crystal Rock's ability to duplicate its success in other territories is the water manufacturing process.

DESCRIPTION OF WATER SOURCES

     Crystal Rock utilizes municipal water as its primary raw water source. Although the water source is currently made available from the local municipality, should for an unforeseen reason the source be eliminated, Crystal Rock could purchase water from other sources and have it shipped to the Watertown manufacturing facility. The raw water is purified through a number of processes beginning with filtration. Utilizing carbon and ion exchange filtration systems, chlorine and other volatile compounds and dissolved solids are removed. After the filtration process, 98% of all impurities are removed by reverse osmosis and any remaining impurities are removed through distillation. This process produces highly purified water in conformance with U.S. Pharmacopoeia (23rd Revision). Purified water is ozonated (the process of injecting ozone (O(3)) into the water as an agent to prohibit the formation of bacteria) prior to storage in four 30,000-gallon storage tanks. Prior to bottling, drinking water has pharmaceutical grade minerals including calcium and potassium added for taste. The water is again ozonated and bottled in a fully enclosed clean room with a high efficiency particulate air, or HEPA, filtering system designed to prevent any airborne contaminants from entering the bottling area, assuring a sanitary filling environment.

PRODUCTS

     Crystal Rock's drinking water is sold under the Crystal Rock and Stoneridge brands and is packaged in various bottle sizes ranging from 0.5 liter to 5 gallons. Crystal Rock sells the bottles in single units and corrugated cardboard cases of two (2.5 gallon bottles), six (1 gallon bottles) twelve (1 and 1.5 liter bottles) and twenty-four (.5 and .75 liter bottles). Crystal Rock uses a sports cap on the .75-liter size to create interest and add extra value. Consumer sizes are bottled in clear PET (polyethylene terephthalate) recyclable bottles which is perceived in the marketplace as a high quality package. The home and office purified drinking water products are sold in three and five gallon bottles. Crystal Rock rents water coolers to dispense the bottled water. These coolers are available in cold, warm and/or hot temperature configurations. In conjunction with the home and office accounts, Crystal Rock also distributes a variety of coffee, tea and other refreshment products and related supplies. Crystal Rock rents or supplies multi burner coffee machines to customers. In addition, Crystal Rock supplies whole beans and coffee grinders for fresh ground coffee as well as cappuccino machines to restaurants. Crystal Rock also offers vending equipment and servicing for snacks, soft drinks and water.

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

MARKETING

     Crystal Rock markets its Crystal Rock products as "premium" bottled water products. Crystal Rock seeks brand differentiation by offering quality service. Crystal Rock's home and office sales are generated and serviced using directly operated facilities, Crystal Rock employees and vehicles. Less than 4% of Crystal Rock's annual revenue is generated through sales to third party distributors or water products sold under different brand names through different distribution channels.

     Crystal Rock uses telemarketers and outside/cold-call Sales Personnel. The sales effort is supported through promotional giveaways, Yellow Page advertising, as well as radio, television and billboard ad campaigns. Crystal Rock sponsors local area professional sports and professional sporting events, and participates in area Chamber of Commerce and trade show events. Additionally, Crystal Rock is very visible in community and charitable events.

SLOTTING FEES

     Because Crystal Rock has intentionally concentrated sales efforts in the home and office segment of the bottled water industry, minimal sales are made to supermarkets or convenience stores. Any of these sales will generally be made through distributors and are minimal. Crystal Rock does not pay slotting fees.

ADVERTISING AND PROMOTION

     Crystal Rock advertises its products primarily through print and radio media. Crystal Rock has also actively promoted its products through sponsorship of various organizations and sporting events. Management of Crystal Rock also has a strong commitment to community involvement. Crystal Rock personnel have volunteered time and Crystal Rock has committed monetary and product donations to such organizations as the Special Olympics and The Multiple Sclerosis Society.

SALES AND DISTRIBUTION

     Crystal Rock sells and delivers products directly to its customers using Crystal Rock employees and Crystal Rock owned route delivery trucks. Crystal Rock brand drinking water is produced at a single production facility in Watertown, Connecticut. Crystal Rock also maintains two warehouses, one at the Watertown production facility and the second in Stamford, Connecticut. Crystal Rock maintains an inventory of a variety of coffee, tea and other refreshment products and related supplies at the two warehouse locations. Equipment that is also purchased to be rented or sold to customers is also stored at these locations. Crystal Rock will ship product between the two warehouse locations by contracted carrier.

     Crystal Rock employs an inside/telemarketing sales force of 4 persons to contact existing customers for new product sales and potential new customers. In addition to this an outside/cold call sales force of 10 is employed to contact key accounts and potential new customers. Crystal Rock employs a 44-route distribution sales force for the sale and delivery of products directly to customers. All sales personnel actively seek to expand the number of customers and the number of different products sold to each existing customer. Less than 4% of Crystal Rock sales are to beverage distributors.

COMPETITION

     The home and office distribution market remains somewhat fragmented with a few large national and international companies operating under a number of various brand names as well as a number of smaller regional and often family owned companies. In the geographical area in which Crystal Rock operates Nestle owned Perrier Group of America sells under the brand name Poland Spring; Suntory Group sells under the Belmont Springs brand name; and Ionics, Inc. sells under the name Aqua Cool. Smaller regional companies in the area include Iceberg Springs Water Inc., Triple Springs, and Big Indian among others.

     Crystal Rock competes based on quality products and service. While pricing is a consideration, Crystal Rock encourages the highest level of quality achievable in production, sales, service and distribution of Crystal

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Rock's products. Crystal Rock believes that its employees have been and will continue to be a major reason for Crystal Rock's success.

INTELLECTUAL PROPERTY

     Crystal Rock sells purified water products and premium coffee products under the trade names Crystal Rock Bottled Water, Stoneridge Bottled Water and Crystal Rock Coffee Service, respectively. Crystal Rock's logo and brand name are registered with the United States Patent and Trademark office. Crystal Rock also has rights to an acquired trademark, "Pequot Natural Spring Water."

PACKAGING

     Crystal Rock performs private label contract packaging of its purified drinking water for distributors of other brands of bottled water. Crystal Rock also packs five gallon home and office containers for third parties. Contract packaging is very price competitive and typically is performed under short-term arrangements. Crystal Rock will seek opportunities for contract packaging primarily to increase production efficiency and increase plant utilization to a point closer to plant capacity. Less than 4% of Crystal Rock sales are to beverage distributors or for contract packaging.

SUPPLIES

     Crystal Rock does not manufacture any of the bottles or packaging in which its products are sold. Crystal Rock is a member in a bottling cooperative which negotiates annually with individual bidders for pricing and supply of 3 and 5 gallon bottles. This allows Crystal Rock to remain competitive with larger bottlers. Crystal Rock will also commit to purchase a minimal quantity of bottles during the contract period. The same cooperative association will negotiate pricing for water coolers that will be sold or rented to Crystal Rock customers. Both Vermont Pure and Crystal Rock belong to this cooperative. The combined company will continue to be a member. Crystal Rock purchases all of its PET bottles and the plastic caps used thereon from major plastic bottle vendors. Although Crystal Rock has not experienced any shortages of the form bottle used, price fluctuations have occurred. However, PET product sales account for less than 5% of total sales limiting the impact of such price fluctuations. In recent years coffee prices have fluctuated in a wide range. Coffee sales have accounted for more than 10% of Crystal Rock's total sales in fiscal 1998 and 1999. Many customers are under annual contracts locking prices on Crystal Rock products. However, when possible Crystal Rock will adjust prices to maintain suitable margins on products sold. Crystal Rock may experience market instability with respect to raw material supplies. No assurance can be given that Crystal Rock will be able to obtain the supplies it requires on a timely basis or that Crystal Rock will be able to obtain them at prices that allow it to maintain the profit margin it has had in the past. Any raw material disruption or price increase may result in an adverse impact on the financial condition and prospects for Crystal Rock. Crystal Rock feels that competitors will also have the same cost pressures which could then lead to lower profitability or an increase in pricing.

SEASONALITY

     Crystal Rock's business is somewhat seasonal. However, because of the integration of products other than bottled water into the home and office sales mix, individual product categories may fluctuate with weather, such as higher water sales in summer months or higher coffee sales in winter months. Overall, sales are relatively stable over the course of the year. During the fiscal year ended October 31, 1999, no one month accounted for less than 7.0% of annual sales, and no one month accounted for more than 9.7% of annual sales.

GOVERNMENT REGULATION

     Crystal Rock must meet the same federal government regulations as required of Vermont Pure described previously, including the regulations of the FDA, Fair Packaging and Labelling Act, and the Nutritional Labeling and Education Act of 1990. The FDA has jurisdiction over the labeling of the products sold under the Crystal Rock name. Crystal Rock Spring Water Company is the legal name of the company, however,

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

water sold is labeled as "Crystal Rock (Bottled) Water" with no representation of it being from a spring source.

     Crystal Rock also must meet requirements in a number of states. Crystal Rock has received approval for its drinking water in Connecticut, Massachusetts, New York and Rhode Island.

     The bottled water industry has a comprehensive program of self-regulation. Crystal Rock is a member of the International Bottled Water Association. As a member of the IBWA, Crystal Rock's facilities are inspected annually by an independent laboratory, the National Sanitation Foundation. By means of unannounced NSF inspections, IBWA members are evaluated on their compliance with the FDA regulations and the association's performance requirements which in some respects are more stringent than those of the federal and various state regulations.

EMPLOYEES

     As of September 1, 2000, Crystal Rock had 139 full-time employees and 14 part-time employees. None of the employees belongs to a labor union. Crystal Rock believes that its relations with its employees are good. Crystal Rock relies to a great degree on the combined efforts of its executive officers, Henry E. Baker, its Chairman, John B. Baker, Co-President and Peter K. Baker, Co-President for its day-to-day management and strategic direction.

PROPERTY

     Crystal Rock owns a combined 72,000 square feet of office, bottling and warehouse space in Watertown, Connecticut. Negotiations are under way for the sale of the building to a related party trust. Under the proposed terms of the sale, Crystal Rock would enter into a 10 year lease with the new owner at an annual lease cost of $360,000 plus real estate taxes, utilities, insurance and normal operating and maintenance costs for the first five years. See "Proposal to Approve the Business Combination -- Crystal Rock Related Party Transactions."

     Crystal Rock leases office and warehouse space in Stamford, Connecticut from a related party. Under terms of the current lease, Crystal Rock's annual lease cost is $216,000 plus real estate taxes, utilities, insurance and normal operating and maintenance costs. Terms of the lease are in the process of being renegotiated. Under the proposed lease, Crystal Rock would lease the property for 10 years with the annual lease cost to remain the same as the current lease for the first five years. See "Proposal to Approve the Business
Combination -- Crystal Rock Related Party Transactions."

     Crystal Rock also rents 15,000 square feet of warehouse space in Watertown, Connecticut at a cost of $3,750 per month. The rental agreement expires November 30, 2000.

LEGAL PROCEEDINGS

     Crystal Rock is defendant in a number of small claims concerning primarily property damage and workers' compensation. Crystal Rock has insurance coverage regarding the claims and indemnification agreements with involved parties related to some claims. Management believes that any cost to Crystal Rock associated with these actions will be immaterial individually and in the aggregate.

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

                     DIRECTORS AND OFFICERS OF CRYSTAL ROCK

BIOGRAPHICAL

     The names of the persons presently serving as directors and officers of Crystal Rock are listed below, together with their ages and other biographical information as of August 30, 2000:

                   NAME                     AGE                     POSITION
                   ----                     ---                     --------
Henry E. Baker............................   68    Chairman of the Board
John B. Baker.............................   45    Co-President and Director
Peter K. Baker............................   41    Co-President, Secretary and Director

     The business experience during at least the last five years of each of the directors and the executive officers of Crystal Rock is as follows:

     Henry E. Baker has been employed at Crystal Rock Water Company since 1947. He and his mother Gladys ran the business until 1965 when Henry was appointed President. He became Chairman of the Board in 1965. Henry served on the IBWA Board of Directors for two decades, and has been recognized as an industry leader in the areas of quality control and ability to market coffee break supplies and bottled water into the workplace. He was inducted into the Beverage World Bottled Water Hall of Fame in 1990.

     John B. Baker has been employed at Crystal Rock Water Company since 1975. John was appointed Co-President in 1993. During his time at the Company, John has designed and patented a number of devices used within the bottled water industry. The most notable of these devices is the Water Safe System, which acts as a seal between the water bottle and the cooler to prevent spillage and reduce the introduction of dust or other particles into the cooler and water.

     Peter K. Baker has been employed at Crystal Rock Water Company since 1977. Peter was appointed Co-President in 1993. Peter has concentrated efforts in the Sales and Marketing area of Crystal Rock while maintaining a high level of visibility to the bottled water industry in general. After serving on the board of directors of the International Bottled Water Association, Peter served as Chairman of the IBWA Board during the 1998-1999 term.

     Although he is not a director or officer of Crystal Rock, Ross S. Rapaport is, in his capacity as trustee, a major shareholder of Crystal Rock and will be a director of VP Merger Parent. Biographical information about Mr. Rapaport is as follows:

     Ross S. Rapaport is Senior Partner in Rapaport & Ellenthal, P.C., a general practice law firm located in Stamford, Connecticut. He has practiced in the area of corporate and general business law for more than thirty years. He has represented Crystal Rock since 1974. Mr. Rapaport is a 1967 graduate of Cornell Law School.

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

COMPENSATION OF CRYSTAL ROCK'S OFFICERS AND DIRECTORS

     The following table shows the cash compensation paid by Crystal Rock, as well as other compensation paid or accrued, to the Chairman of the Board and the two Co-Presidents for the fiscal years ended October 31, 1997, 1998 and 1999. Crystal Rock has no other executive officers.

                NAME AND PRINCIPAL POSITION                   YEAR     SALARY      BONUS
                ---------------------------                   ----    --------    --------
Henry E. Baker..............................................  1999    $600,000    $300,000
  Chairman of the Board of Directors                          1998    $500,000    $249,000
                                                              1997    $500,000    $237,000
John B. Baker...............................................  1999    $650,000    $332,000
  Co-President, Director                                      1998    $500,000    $346,000
                                                              1997    $400,000    $235,000
Peter K. Baker..............................................  1999    $650,000    $347,000
  Co-President, Director                                      1998    $500,000    $350,000
                                                              1997    $400,000    $246,000

     Crystal Rock cannot determine, without unreasonable effort or expense, the specific amount of personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. Crystal Rock has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to the individuals named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individuals, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

     Crystal Rock does not grant options or shares.

CRYSTAL ROCK EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

     In 1998, Crystal Rock and each of Henry E. Baker, John B. Baker, and Peter
K. Baker entered into employment agreements under which Crystal Rock employs Henry B. Baker as its Chairman of the Board and John B. Baker and Peter K. Baker as its Co-Presidents. Each of these employment agreements expires on October 31, 2001, subject to earlier termination by either Crystal Rock or the employee on 30 days' notice. Under these employment agreements, Henry E. Baker receives an annual salary of $600,000 and is eligible to receive an annual bonus of up to $300,000, and each of John B. Baker and Peter K. Baker receives an annual salary of $650,000 and is eligible to receive an annual bonus of up to $350,000. Each of Henry E. Baker, John B. Baker, and Peter K. Baker also receives fringe benefits including life and medical insurance, the use of an automobile, and 30 days of paid vacation per year. The Bakers' employment agreements also entitle their respective estates to a payment of three months' salary upon death.

     During the fiscal year ended October 31, 1999, Crystal Rock paid the law firm of Rapaport & Ellenthal, P.C., of which Ross S. Rapaport is Senior Partner, an aggregate of $221,179 for legal services.

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

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS OF CRYSTAL ROCK

     The following tables set forth information regarding the beneficial ownership of Crystal Rock's voting securities as of August 30, 2000, by:

     - any person or entity known to Crystal Rock to own beneficially more than 5% of Crystal Rock's common stock,

     - each of Crystal Rock's directors and officers, and

     - all directors and executive officers of Crystal Rock as a group; unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

                                                                    SHARES
                                                              BENEFICIALLY OWNED
                                                              -------------------
                  NAME OF BENEFICIAL OWNER                    NUMBER      PERCENT
                  ------------------------                    ------      -------
Henry E. Baker..............................................    334        19.5%
Joan A. Baker...............................................     95         5.6%
Peter K. Baker..............................................    426        24.9%
John B. Baker...............................................    426        24.9%
Ross S. Rapaport, Trustee...................................    429        25.1%
As a Group (5 Individuals)..................................  1,710         100%

     Henry E. Baker is the father of Peter K. and John B. Baker and the husband of Joan A. Baker.

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

             CRYSTAL ROCK'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     Crystal Rock's financial performance for the first six months of fiscal 2000 were relatively strong though as a percentage to sales operating income was lower. Total sales revenue through April 30, 2000 was 9.5% higher than the same fiscal 1999 period. The increased revenue was fueled primarily by an increase in 5-gallon water sales and equipment rental revenues which combined accounted for 54.9% of the increase.

     Year to date net income of $1,131,000 is an increase over fiscal 1999 of 5.0%. Earnings before interest, taxes, depreciation and amortization (EBITDA) of $3,037,000 for the six month period is an increase of 7.9% over fiscal 1999.

     As of April 30, 2000 Crystal Rock reported $852,000 in cash and cash equivalents after funding $1.3 million of fixed asset purchases through the six-month reporting period. The current ratio at April 30, 2000 was 2.5 to 1 and debt to total net worth was 1.3 to 1.

SIGNIFICANT EVENTS

     In December 1999, Crystal Rock lost a major distributor as a customer in the Long Island, New York area. In fiscal 1999 this customer accounted for approximately $430,000 in sales, or 1.8% of Crystal Rock's total fiscal 1999 annual sales. To date, the loss of this customer has reduced Crystal Rock's distributor sales, but Crystal Rock has not suffered a proportionate loss to profitability.

     On April 28, 2000, Crystal Rock entered into a second mortgage on property at 1050 Buckingham Street, Watertown, Connecticut with Fleet Bank for $425,000. Funding under this agreement was received in May 2000. Under the terms of the agreement, Crystal Rock may borrow up to $425,000 at a floating monthly rate of prime or LIBOR plus 110 basis points. The note is due and payable in its entirety on October 28, 2000.

     Crystal Rock entered into an agreement with Vermont Pure Holdings, Ltd. to merge the two companies. The agreement and plan of merger and contribution was signed on May 5, 2000, and amended on August 28, 2000.

RESULTS OF OPERATIONS

  Six Months Ended April 30, 2000 Compared to Six Months Ended April 30, 1999

     Crystal Rock sales the first six months of fiscal 2000 were $12,426,000 compared to $11,353,000 for the same period fiscal 1999, an increase of $1,073,000 or 9.5%. Year to date sales attributable to acquisitions made during the year were $25,000 or 0.2 percentage points of the overall 9.5% point increase. Crystal Rock's growth in sales is mainly attributable to an increase in 5-gallon water sales delivered to home and office customers and rental income on field rental units. The total gallons delivered to home and office customers for the first six months of fiscal 2000 was 4,421,000 at an average sales price of $1.13 per gallon, as compared to 4,023,000 gallons at an average price of $1.12 per gallon for the comparable period in 1999. The remaining increase was primarily due to sales of other products to home and office customers such as coffee and other grocery items.

     Cost of goods sold for the first six months of fiscal 2000 was $4,762,000 or 38.3% of sales, compared to $4,311,000 or 37.9% of sales, for 1999. The increase in cost of goods sold as a percentage of sales compared to the prior year is mainly attributable to higher costs associated with coffee and other grocery products. Gross margins on these products have fallen approximately 1.0%. The lower margins recognized for coffee and grocery sales have been partially offset by a slight increase in margins on 5-gallon water sales to home and office customers and distributors.

     Total operating expenses increased to $5,583,000 for the first six months of fiscal 2000 from $5,040,000 in 1999, an increase of $543,000 or 10.8%. Of the total increase, selling expenses increased $284,000 or 10.5% from 1999 levels. The increase in selling expenses was primarily due to the increase in home and office sales and additions of new home and office accounts. In addition to costs directly associated with the increased

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

sales, there has been an increase in costs of operating the Crystal Rock route truck fleet. Partially due to increased fuel costs, total fleet costs increased $106,000 or 46.6% from fiscal 1999 levels. General and administrative costs increased $260,000 or 11.1% over fiscal 1999 year to date levels. Much of the increase is due to nonrecurring expenditures for professional services and data processing expenses.

     Profit from operations for the first six months of fiscal 2000 was $2,081,000 compared to $2,002,000 for 1999. Net interest expense decreased to $167,000 in 2000 from $180,000 in 1999, a decrease of $13,000. The decrease was due primarily to lower debt during 2000 versus 1999. Net income increased to $1,131,000, an increase of $54,000 or 5.0% over fiscal 1999.

     Based on the weighted number of shares of common stock outstanding of 1,710 during the first six months of fiscal 2000 and 1,710 for the same fiscal 1999 period, the basic and diluted net income per share was $661.41 and $629.98 per share, respectively.

LIQUIDITY AND CAPITAL RESOURCES

     As of April 30, 2000, Crystal Rock had working capital of $2,863,000. This represents an increase of $503,000 from the $2,360,000 of working capital on October 31, 1999. The increase is primarily due to an increase in cash and equivalents of $422,000.

     In June of 1998 Crystal Rock entered into financing arrangements with Fleet National Bank. Portions of the agreement were the results of renegotiating already existing agreements. Crystal Rock could borrow up to $3,000,000 for acquisitions and fixed assets on a revolving credit line with repayment commencing June 1, 2000 at a floating interest rate of prime or LIBOR plus 110 basis points. The note matures June 1, 2005. To date Crystal Rock has not drawn on the line. Crystal Rock has an additional $1,000,000 working capital credit line at a floating rate of prime or LIBOR plus 110 basis points. Crystal Rock has not drawn against either available line during the first six months of fiscal 2000. On April 28, 2000 Crystal Rock entered into a second mortgage on property at 1050 Buckingham Street, Watertown, Connecticut with Fleet Bank for $425,000. Funding under this agreement was received in May 2000. Under the terms of the agreement, Crystal Rock may borrow up to $425,000 at a floating monthly rate of prime or LIBOR plus 110 basis points. The note is due and payable in its entirety on October 28, 2000.

     Cash flow from operations for the first six months of fiscal 2000 was $2,039,000 as compared to $1,747,000 for the first six months of fiscal 1999, an increase of $292,000. Year to date cash flows from investing activities had a net outflow of approximately $1,312,000 which was expended for property, plant and equipment. Financing activities produced a cash decrease of $305,000, $251,000 of which was for the repayment of debt.

     Crystal Rock anticipates that it will spend approximately $800,000 for capital items during the remainder of fiscal 2000 to maintain and continue to grow its business. Of this amount $225,000 is earmarked for new route trucks. The majority of the remaining capital expenditures is expected to be for the purchase of water coolers, and other equipment rented to home and office customers as well as improvements to computer and production systems. Crystal Rock believes that it will have adequate resources available from internal cash flow and existing debt instruments to fund its capital plan.

     Although Crystal Rock has felt an impact due to inflation, the increased operating costs have not been material in management's opinion.

  Year Ended October 31, 1999 Compared to Year Ended October 31, 1998

     Crystal Rock sales for 1999 were $24,018,000 compared to $22,431,000 for 1998, an increase of $1,587,000 or 7.1%. 1999 sales attributable to acquisitions made during the year were $57,000 or 0.3 percentage points of the overall 7.1% point increase. Excluding revenues attributable to acquisitions, sales for 1999 net of acquisitions were $23,961,000. Crystal Rock's growth in sales is mainly attributable to an increase in the number of 5-gallon units delivered to home and office customers. The total gallons delivered to home and office customers for fiscal 1999 was 8,760,000 at an average sales price of $1.13 per gallon, as compared to 8,117,000 gallons at an average sales price of $1.10 per gallon for the fiscal 1998. Additionally, Crystal Rock grew the number of field rental equipment units at year-end to a base of 38,600, an increase of 7.2% over the previous year-end.

     Cost of goods sold for 1999 was $9,258,000 or 38.5% of sales, compared to $8,845,000 or 39.4% of sales, for 1998. The decrease in cost of goods sold as a percentage of sales compared to the prior year is partially attributable to lower bottling costs as a result of longer bottle life for refillable 5-gallon bottles. In addition to this, 5-gallon water sales were a slightly larger portion of Crystal Rock's total sales in fiscal 1999 versus 1998. These water sales to the home and office customers have a higher gross margin than coffee and other products sold.

     Total operating expenses increased to $13,175,000 in 1999 from $12,040,000 in 1998, an increase of $1,135,000 or 9.4%. Of the total increase, selling expenses increased $590,000 or 10.5% from 1998 levels, while general and administrative expenses increased $545,000 or 8.5% from 1998 levels. The increase in selling expenses was primarily due to the increase in home and office sales and additions of new home and office accounts combined with an increase in advertising and promotional activities in fiscal 1999. The increase in general and administrative expenses was primarily due to increased executive compensation. The increase in general and administrative expenses before executive compensation was 3%.

     Profit from operations in 1999 was $1,585,000 compared to $1,547,000 for 1998. Net interest expense decreased to $318,000 in 1999 from $419,000 in 1998, a decrease of $101,000. The decrease was due to a combination of lower debt during 1999 and lower interest rates. Net income increased to $748,000, an increase of $99,000 or 15.2% over fiscal 1998.

     Based on the weighted number of shares of common stock outstanding of 1,710 during 1999 and 1,710 during 1998, the basic and diluted net income per share was $437.20 and $379.44 per share, respectively.

  Year Ended October 31, 1998 Compared to Year Ended October 31, 1997

     Crystal Rock sales for 1998 were $22,431,000 compared to $19,638,000 for 1997, an increase of $2,793,000 or 14.2%. 1998 sales attributable to acquisitions made during the year were $900,000 or 4.6 percentage points of the overall 14.2% point increase. Excluding revenues attributable to acquisitions, sales for 1998 net of acquisitions were $21,531,000. Crystal Rock's growth in sales is mainly attributable to an increase in the number of 5-gallon units delivered to home and office customers. The total gallons delivered to home and office customers for fiscal 1998 was 8,117,000 at an average sales price of $1.10 per gallon, as compared to 7,319,000 gallons at an average sales price of $1.09 per gallon for fiscal 1997 period. Sales of coffee, grocery and vending products also increased by $1,269,000. Additionally, Crystal Rock grew the number of field rental equipment units at year-end to a base of 36,000, only 300 of which were through acquisition. This was an increase of 7.5% over the previous year-end.

     Cost of goods sold for 1998 was $8,845,000 or 39.4% of sales, compared to $7,838,000 or 39.9% of sales, for 1997. The decrease in cost of goods sold as a percentage of sales compared to the prior year is partially attributable to a decrease in PET sales as a percentage of total sales.

     Total operating expenses increased to $12,040,000 in 1998 from $10,749,000 in 1997, an increase of $1,291,000 or 12.0%. Of the total increase, selling expenses increased $620,000 or 12.4% from 1997 levels, while general and administrative expenses increased $671,000 or 11.7% from 1997 levels. The increase in selling expenses was primarily due to the increase in home and office sales and additions of new home and office accounts combined with an increase in advertising and promotional activities in fiscal 1998. The increase in general and administrative expenses was primarily due to increased executive compensation. The increase in general and administrative expenses before executive compensation was 6.2%. During 1998 Crystal Rock was bound by a lease arrangement associated with an acquisition made in fiscal 1997 which increased rental expense substantially. This one time arrangement accounts for 3.7 percentage points of the 6.2% increase in general and administrative expenses before executive compensation.

     Profit from operations in 1998 was $1,547,000 compared to $1,051,000 for 1997. Net interest expense decreased to $419,000 in 1998 from $429,000 in 1997. Net income increased to $649,000, an increase of $297,000 or 84.4% over fiscal 1997.

     Based on the weighted number of shares of common stock outstanding of 1,710 during 1998 and 1,710 during 1997, the basic and diluted net income per share was $379.44 and $205.88 per share, respectively.

     As of October 31, 1999, Crystal Rock had working capital of $2,360,000. This represents an increase of $185,000 from the $2,175,000 of working capital on October 31, 1998. The increase is primarily due to an increase in cash and equivalents of $347,000 partially offset by an increase in accounts payable.

     In June of 1998, Crystal Rock entered into financing arrangements with Fleet National Bank. Portions of the agreement were the results of renegotiating already existing agreements. Crystal Rock could borrow up to $3,000,000 for acquisitions and fixed assets on a revolving credit line with repayment commencing June 1, 2000 at a floating interest rate of prime or LIBOR plus 110 basis points. The note matures June 1, 2005. To date Crystal Rock has not drawn on the line. Crystal Rock has an additional $1,000,000 working capital credit line at a floating rate of prime or LIBOR plus 110 basis points. Crystal Rock's 12-month average balance on the working capital credit line in fiscal 1999 and fiscal 1998 was $65,000 and $33,000, respectively.

     Cash flow from operations was $2,660,000 for the fiscal year ended October 31, 1999 as compared to $2,577,000 in the fiscal year ended October 31, 1998, an increase of $83,000. Cash flows from investing activities had a net outflow of approximately $1,806,000 which was expended primarily for property, plant and equipment. Financing activities produced a cash decrease of $504,000, $501,000 of which was for the repayment of debt.

     Crystal Rock anticipates that it will spend approximately $2.1 million for capital items in fiscal 2000 to maintain and continue to grow its business. Crystal rock believes that it will have adequate resources available from internal cash flow and existing debt instruments to fund its capital plan. $850,000 of the forecasted capital items is expected to be for vehicle purchases due to replacement and expansion. $900,000 of the remaining amount is expected to be for the purchase of water coolers, and other equipment rented to home and office customers. The remaining amount has been projected for the expansion and improvement of computer systems and production equipment to be purchased to improve operating efficiency.

     Inflation did not have a material impact on Crystal Rock's operations through October 31, 1999.

                    QUANTITATIVE AND QUALITATIVE DISCLOSURES
                               ABOUT MARKET RISK

     Crystal Rock is somewhat vulnerable to inflationary pressures on petroleum based products including bottles and diesel fuel. Since petroleum is a component part of the final product, the cost of bottles can increase with the cost of petroleum. Crystal Rock hedges against this by being a member in a bottling cooperative which negotiates annually with individual bidders for pricing and supply of bottles. This allows Crystal Rock to remain competitive with larger bottlers.

     Because trucks are used in the delivery of Crystal Rock products, the cost of diesel fuel can impact the profitability of operations. Competitors will also have the same cost pressures which could then lead to lower profitability or an increase in pricing.

                      COMPARISON OF RIGHTS OF STOCKHOLDERS

     When the business combination is completed, the stockholders of existing Vermont Pure will become stockholders of VP Merger Parent. Delaware General Corporation Law, referred to as the DGCL, and our certificate of incorporation and by-laws govern your rights as a stockholder of the existing Vermont Pure. After the transaction, your rights will be governed by DGCL, and the certificate of incorporation and by-laws of VP Merger Parent. The certificate of incorporation and by-laws of VP Merger Parent and those of existing Vermont Pure are substantially the same. The following discussion is a summary of the differences between your rights as a stockholder of existing Vermont Pure and your rights as a stockholder of VP Merger Parent. This summary is qualified by reference to the provisions of (1) our certificate of incorporation and by-laws, and (2) the certificate of incorporation and by-laws of VP Merger Parent. VP Merger Parent's certificate of incorporation and by-laws are attached to this document as exhibits B and C in appendix A.

NOTICE OF BUSINESS AT A MEETING OF THE STOCKHOLDERS

     VP Merger Parent's by-laws provide that at any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting: (1) pursuant to the corporation's notice of meeting, (2) by or at the direction of the board of directors or (3) by any stockholder of record at the time of giving of the notice who is entitled to vote at such meeting and who gives timely and proper notice for business to be discussed at such meeting.

     The stockholder's notice shall:

     - describe each matter to be discussed at the meeting and the reasons for conducting such business at the meeting,

     - set forth the name, address, and class and number of shares owned beneficially and of record by the stockholder and/or that of the beneficial owner on whose behalf the proposal is being made, and

     - any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the proposal is made, in such proposed business and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal in such proposed business, to the extent known by such stockholder.

     For the purpose of determining business that shall be conducted at the meeting, timely notice shall constitute written notice delivered to or mailed and received by the Secretary at the principal executive offices of VP Merger Parent (1) in the case of an annual meeting, not less than ninety days prior to the specified date of the meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the specified date of the meeting, and if less than seventy days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth day following the earlier of the date on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting; and (2) in the case of a special meeting (other than a special meeting in lieu of an annual meeting), not later than the tenth day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure was made of the date of the scheduled meeting.

     The person presiding over the meeting shall, if necessary, determine whether or not business was properly brought before the meeting in accordance with the by-laws.

NO ACTION BY CONSENT

     VP Merger Parent's by-laws do not permit action by stockholders by less than unanimous written consent in lieu of a meeting. Instead, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly constituted annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

NOMINATION OF DIRECTORS

     VP Merger Parent's by-laws provide that no person shall be eligible to serve as a director of VP Merger Parent unless nominated (1) by or at the direction of the board of directors or (2) by any stockholder of record at the time of giving of the notice required for such nomination who is entitled to vote for election of directors at the meeting and who gives timely and proper notice for such nomination. To be considered timely, written notice shall be delivered to or mailed and received by the Secretary at the principal executive offices of VP Merger Parent in the same manner as that for a notice by a stockholder of a proposal for business to be considered at an annual meeting, as discussed above.

     The stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or regulation applicable thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (y) as to the stockholder giving the notice (1) the name and address, as they appear on the corporation's books, of such stockholder and (2) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (z) as to the beneficial owner, if any, on whose behalf the nomination is made, (1) the name and address of such person and (2) the class and number of shares of the corporation which are beneficially owned by such person. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee as a director. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

     The person presiding over the meeting shall, if necessary, determine whether or not the nomination was properly brought before the meeting in accordance with the by-laws.

SUMMARY COMPARISONS

     The above mentioned provisions may be summarized as follows:

     - there is no requirement in Vermont Pure's by-laws calling for advance notice of business to be proposed by a stockholder at a meeting of stockholders;

     - there is no limitation in Vermont Pure's charter barring stockholder action by less than unanimous written consent of stockholders;

     - there is no requirement in Vermont Pure's by-laws calling for advance notice of the nomination of a director by a stockholder at a meeting of stockholders.

                                 LEGAL MATTERS

     The legality of the shares of VP Merger Parent common stock issued in the merger will be passed upon by Foley, Hoag & Eliot LLP.

                                    EXPERTS

     Our consolidated financial statements as of October 30, 1999 and October 31, 1998, and for each of the years ended October 30, 1999, October 31, 1998 and October 25, 1997, included in this proxy statement have been audited by Feldman Sherb & Co., P.C., independent auditors, as set forth in their report appearing elsewhere herein. These financial statements are included in this proxy statement in reliance upon such report of Feldman Sherb & Co., P.C. and upon the authority of said firm as experts in auditing and accounting.

     The financial statements of Crystal Rock at October 31, 1999, 1998 and 1997 and for each of the three fiscal years in the period ended October 31, 1999, included in this proxy statement, which is referred to and made a part of this prospectus and registration statement, have been audited by Berger, Knoth and Company, P.C., independent auditors, as set forth in their report appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

                     COMMISSION POSITION ON INDEMNIFICATION

     Pursuant to the provisions of the Delaware General Corporation Law (DGCL), we have adopted provisions in our certificate of incorporation which limit the personal liability of our directors to our shareholders for monetary damages for breach of their fiduciary duty as a director to the fullest extent permitted by the DGCL, and in our by-laws which require us to indemnify its directors and officers to the fullest extent permitted by Delaware law. The by-laws require us to indemnify an officer or director in connection with a proceeding, or any part of a proceeding, initiated by that officer or director only if the initiation of the proceeding by him was authorized by the board of directors. We have a directors' and officers' liability insurance policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, indemnification for this purpose is against public policy as expressed in the Securities Act and is therefore unenforceable.

                         VERMONT PURE AND CRYSTAL ROCK
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements of VP Merger Parent for the year ended October 30, 1999 and as of and for the six months ended April 30, 2000 were prepared by Vermont Pure to illustrate the estimated effects of the merger proposal, principally:

     - The effect of the issuance of shares and increase in common stock outstanding resulting from the exchange of VP Merger Parent common stock for Crystal Rock common stock held by the Crystal Rock shareholders.

     - The effect of debt issuances, reflecting our expectation that VP Merger Parent will have senior financing of $36,000,000 as well as $22,600,000 in subordinated debt issued to the current Crystal Rock shareholders.

     - The effect on operating income and earnings before interest, taxes, depreciation and amortization (EBITDA) resulting from combined operating activities.

     Further information and description is provided in the notes to these unaudited pro forma financial statements. To the extent these events are not reflected in the historical consolidated statement of operations of Vermont Pure, the unaudited pro forma statement of operations assumes that these transactions occurred as of the beginning of the periods presented. To the extent these events are not reflected in the historical consolidated balance sheet, the unaudited pro forma balance sheet assumes that these transactions occurred as of April 30, 2000.

     Vermont Pure believes that the assumptions used provide reasonable basis for presenting the significant effects directly attributable to the contemplated merger and contribution. The pro forma combined financial statements do not purport to represent what the results of operations or financial position of VP Merger Parent would actually have been if the merger and contribution had in fact occurred on such dates or to project the results of operations or financial position of VP Merger Parent for any future period or date. These statements should be read in connection with, and are qualified by reference to, the consolidated financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                VP MERGER PARENT
                            PRO FORMA BALANCE SHEET
                                  (UNAUDITED)

                                                                               APRIL 30, 2000
                                                      ----------------------------------------------------------------
                                                                HISTORIC
                                                      ----------------------------
                                                      VERMONT   CRYSTAL               PRO FORMA
                                                       PURE      ROCK     COMBINED   ADJUSTMENTS    REF.     PRO FORMA
                                                      -------   -------   --------   -----------   -------   ---------
                                                                               (IN THOUSANDS)
ASSETS
Current Assets:
  Cash..............................................  $ 1,563   $   852   $ 2,415     $    257     3,4,5,6   $  2,672
  Investments -- Money Market Fund (restricted
    building funds).................................    2,941               2,941       (2,941)    6               --
  Accounts receivable...............................    4,075     2,898     6,973                               6,973
  Notes receivable..................................       --         6         6                                   6
  Inventory.........................................    2,803       672     3,475                               3,475
  Current portion of deferred tax asset.............      602        --       602                                 602
  Other current assets..............................      867       305     1,172           (9)    2            1,163
                                                      -------   -------   -------     --------               --------
        Total Current Assets........................   12,851     4,733    17,584       (2,693)                14,891
                                                      -------   -------   -------     --------               --------
Property and Equipment -- net of accumulated
  depreciation......................................   13,980     9,643    23,623       (2,918)    1           20,705
                                                      -------   -------   -------     --------               --------
Other Assets:
  Intangible assets -- net of accumulated
    amortization....................................   10,957       670    11,627       56,631     2,4,5       68,258
  Deferred tax asset................................    3,183        --     3,183                               3,183
  Other assets......................................      139       204       343                                 343
                                                      -------   -------   -------     --------               --------
        Total Other Assets..........................   14,279       874    15,153       56,631     4           71,784
                                                      -------   -------   -------     --------               --------
Total Assets........................................  $41,110   $15,250   $56,360     $ 51,020               $107,380
                                                      =======   =======   =======     ========               ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable..................................  $ 2,830   $   630   $ 3,460                            $  3,460
  Current portion of customer deposits..............       42        --        42                                  42
  Accrued expenses..................................    1,785       724     2,509                               2,509
  Current portion of long term debt.................    1,712       501     2,213     $    287     1,3,6        2,500
  Current portion of obligations under capital
    leases..........................................      182        --       182         (182)    6               --
  Current portion of deferred tax liability.........                 15        15          (15)    4               --
                                                      -------   -------   -------     --------               --------
        Total Current Liabilities...................    6,551     1,870     8,421           90                  8,511
  Long term debt....................................    5,422     4,521     9,943       19,532     1,3,6       29,475
  Subordinated Debt.................................                                    22,600     4           22,600
  Long term obligations under capital leases........      295        --       295         (295)    6               --
  Line of credit....................................   14,750        --    14,750      (14,750)    6               --
  Long term portion of customer deposits............      791     1,602     2,393                               2,393
  Deferred tax liability............................                614       614         (614)    4               --
                                                      -------   -------   -------     --------               --------
        Total Liabilities...........................   27,809     8,607    36,416       26,563                 62,979
                                                      -------   -------   -------     --------               --------
Stockholders' Equity
  Preferred stock...................................                           --           --                     --
  Common stock......................................       10        85        95          (75)    4               20
  Paid in capital...................................   23,198        29    23,227       30,892     4, 7        54,119
  Accumulated deficit...............................   (9,738)       --    (9,738)                             (9,738)
  Retained earnings.................................              6,529     6,529       (6,529)    1,2,4           --
  Treasury stock, at cost...........................     (169)       --      (169)         169     7               --
                                                      -------   -------   -------     --------               --------
        Total Stockholders' Equity..................   13,301     6,643    19,944       24,457                 44,401
                                                      -------   -------   -------     --------               --------
  Total Liabilities and Stockholders' Equity........  $41,110   $15,250   $56,360     $ 51,020               $107,380
                                                      =======   =======   =======     ========               ========

                  See Notes to Pro Forma Financial Statements.

                                VP MERGER PARENT
                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                             YEAR ENDED 1999
                                  ----------------------------------------------------------------------
                                                HISTORIC
                                  ------------------------------------
                                  OCTOBER 30,   OCTOBER 31,
                                    VERMONT       CRYSTAL                 PRO FORMA
                                     PURE          ROCK       COMBINED   ADJUSTMENTS   REF.   PRO FORMA
                                  -----------   -----------   --------   -----------   ----   ----------
                                            (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Sales...........................  $   31,396      $24,018     $55,414                         $   55,414
Cost of Goods Sold..............      11,742        9,258      21,000    $     (275)   (a)        20,725
                                  ----------      -------     -------    ----------           ----------
Gross Profit....................      19,654       14,760      34,414          (275)              34,689
                                  ----------      -------     -------    ----------           ----------
Operating Expenses:
  Selling, general and
     administrative expense.....      13,149       11,819      24,968        (2,602)   (b)        22,366
  Advertising expense...........       3,258        1,253       4,511            --                4,511
  Amortization..................         612          103         715         1,807    (c)         2,522
                                  ----------      -------     -------    ----------           ----------
Total Operating Expenses........      17,019       13,175      30,194          (795)              29,399
                                  ----------      -------     -------    ----------           ----------
Income from Operations..........       2,635        1,585       4,220         1,070                5,290
                                  ----------      -------     -------    ----------           ----------
Other Income (Expense)
  Interest -- net...............      (1,030)        (318)     (1,348)       (3,582)   (d)        (4,930)
  Miscellaneous.................          --           43          43            --                   43
                                  ----------      -------     -------    ----------           ----------
Total Other Expenses............      (1,030)        (275)     (1,305)       (3,582)              (4,887)
                                  ----------      -------     -------    ----------           ----------
Income before Income Taxes......       1,605        1,310       2,915        (2,512)                 403
Income Tax Benefit (Expense)....       1,794         (562)      1,232           282    (e)         1,514
                                  ----------      -------     -------    ----------           ----------
Net Income......................  $    3,399      $   748     $ 4,147    $   (2,230)          $    1,917
                                  ----------      -------     -------    ----------           ----------
Net Income per Share -- Basic...  $     0.33      $437.20         N/A           N/A           $      .09
Net Income per Share --
  Diluted.......................  $     0.31      $437.20         N/A           N/A           $      .09
                                  ==========      =======     =======    ==========           ==========
Weighted Average Shares Used in
  Computation -- Basic..........  10,279,377        1,710         N/A    10,453,782    (f)    20,733,159
Weighted Average Shares Used in
  Computation -- Diluted........  10,790,722        1,710         N/A    10,453,782    (g)    21,244,504
                                  ==========      =======     =======    ==========           ==========

                  See Notes to Pro Forma Financial Statements.

                                VP MERGER PARENT
                       PRO FORMA STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                                     SIX MONTHS ENDED APRIL 30, 2000
                                    ------------------------------------------------------------------
                                                HISTORIC
                                    --------------------------------
                                     VERMONT     CRYSTAL                PRO FORMA            COMBINED
                                       PURE        ROCK     COMBINED   ADJUSTMENTS   REF.   PRO FORMA
                                    ----------   --------   --------   -----------   ----   ----------
                                            (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Sales.............................  $   14,648   $12,426    $27,074                         $   27,074
Cost of Goods Sold................       5,544     4,762     10,306    $      (91)   (a)        10,215
                                    ----------   -------    -------    ----------           ----------
Gross Profit......................       9,104     7,664     16,768           (91)              16,859
                                    ----------   -------    -------    ----------           ----------
Operating Expenses:
  Selling, general and
     administrative expense.......       7,350     5,246     12,596          (154)   (b)        12,442
  Advertising expense.............       1,131       284      1,415            --                1,415
  Amortization....................         341        53        394           902    (c)         1,296
                                    ----------   -------    -------    ----------           ----------
Total Operating Expenses..........       8,822     5,583     14,405           748               15,153
                                    ----------   -------    -------    ----------           ----------
Income from Operations............         282     2,081      2,363          (657)               1,706
                                    ----------   -------    -------    ----------           ----------
Other Income (Expense)
  Interest -- net.................        (734)     (168)      (902)       (1,714)   (d)        (2,616)
  Miscellaneous...................         273        20        293            --                  293
                                    ----------   -------    -------    ----------           ----------
Total Other Expenses..............        (461)     (148)      (609)       (1,714)              (2,323)
                                    ----------   -------    -------    ----------           ----------
Income (loss) before Income
  Taxes...........................        (179)    1,933      1,754        (2,371)                (617)
Income Tax Benefit (Expense)......                  (802)      (802)          588    (e)          (214)
                                    ----------   -------    -------    ----------           ----------
Net Income (loss).................  $     (179)  $ 1,131    $   952    $   (1,783)          $     (831)
                                    ----------   -------    -------    ----------           ----------
Net Income (loss) per
  Share -- Basic..................  $    (0.02)  $  0.66        N/A           N/A                 (.04)
Net Income (loss) per Share --
  Diluted.........................  $    (0.02)  $  0.66        N/A           N/A                 (.04)
                                    ==========   =======    =======    ==========           ==========
Weighted Average Shares Used in
  Computation -- Basic............  10,289,758     1,710        N/A    10,453,782    (f)    20,743,540
Weighted Average Shares Used in
  Computation -- Diluted..........  10,606,218     1,710        N/A    10,453,782    (g)    21,060,000
                                    ==========   =======    =======    ==========           ==========

                  See Notes to Pro Forma Financial Statements.

                                VP MERGER PARENT

                        NOTES TO PRO FORMA BALANCE SHEET
                                 APRIL 30, 2000
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                     DEBIT/
REF                           DESCRIPTION                           (CREDIT)
---                           -----------                           --------
(1)   Property, Plant, and Equipment -- Prior to the transaction,
      Crystal Rock owned its plant and headquarters in Watertown,
      Connecticut. After the transaction, the facility will be
      leased by VP Merger Parent. Prior to the transaction,
      Crystal Rock will sell the building. The cost of the
      building is $4,835 and the accumulated depreciation is
      $1,917.                                                       $ (2,918)
(1)   Debt -- Crystal Rock has a mortgage on the building that
      will be retired as part of the sale:
        Current Portion of Long Term Debt                           $    153
        Long Term Debt                                              $  3,071
(1)   Retained Earnings -- It is assumed that the building will be sold for the amount of the outstanding debt. The difference between the book value and the mortgage will be a gain and
      is added to retained earnings.                                $   (306)
(2)   Intangible Assets -- Certain Crystal Rock intangible assets
      will not be transferred to the combined company.              $   (670)
(2)   Other Assets -- Other assets written off are related to a
      former Crystal Rock employee and will be transferred to the
      former employee.                                              $     (9)
(2)   Retained Earnings -- The write-off of intangible assets
      results in a loss and a reduction of retained earnings.       $    679
(3)   Cash -- The Company will finance the transaction and
      re-finance existing debt by giving a $31,000 senior term
      note to Webster Bank.                                         $ 31,000
(3)   Debt -- Based on the amortization schedule of the note,
      $2,500 is a current liability and the balance of $28,500 is
      a long term liability.                                        $(31,000)
(4)   Consideration -- In accordance with the merger agreement,
      the consideration to Crystal Rock stockholders at the time of the merger will be as follows:
        Common Stock -- The contract value would be divided by the
           "Share Price" as defined in the agreement. For purposes
           of the pro forma presentation the assumed Share Price
           is $2.975. This would result in an increase of
           10,453,782 shares at a par value of $.001 per share. In
           accordance with the merger agreement, the highest
           possible Share Price would result in an increase of
           9,873,016 shares and the lowest possible Share Price
           would result in an increase of 11,107,143 shares.        $    (10)
        Paid in Capital -- The balance of the value of the shares
           for the above stock issue will be recorded as paid in
           capital.                                                 $(31,090)
        Debt -- Subordinated (to senior bank debt) notes bearing
           annual interest of 12%.                                  $(22,600)
        Cash -- Amount paid to Crystal Rock shareholders.           $ (9,500)

                                VP MERGER PARENT

                                 APRIL 30, 2000
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                     DEBIT/
REF                           DESCRIPTION                           (CREDIT)
---                           -----------                           --------
(4)   The value of the assets acquired is booked by recording the net book value of the Crystal Rock assets as follows:
        Crystal Rock Common Stock                                   $     85
        Crystal Rock Paid in Capital                                $     29
        Retained Earnings                                           $  6,156
        Deferred Tax Liability -- Current                           $     15
        Deferred Tax Liability                                      $    614
        The actual value of material tangible and intangible
           assets will be determined by independent appraisal at
           or about the time the transaction is completed. We do
           not believe that the fair market value will differ
           significantly from the net book valuation used in this
           presentation.
(4)   Goodwill -- The difference between the consideration given for the Crystal Rock contribution and the value of the
      assets and liabilities (net) transferred to the Company.      $ 56,301

(5)   Cash -- The Company will incur closing costs related to the transaction for legal,
      accounting, and other outside services, estimated to be $1,000.                       (1,000)
(5)   Goodwill -- Closing costs will increase the goodwill booked for the transaction.    $  1,000
(6)   Debt -- Vermont Pure and Crystal Rock will pay off existing debt to consolidate debt under the senior loan facility. This includes retiring the bond issue closed by Vermont Pure in January 2000.
        Vermont Pure Long Term Debt                                                       $  4,447
        Vermont Pure Line of Credit                                                       $ 14,750
        Vermont Pure Capital Leases                                                       $    295
        Vermont Pure -- Current Portion of Long Term Debt                                 $  1,712
        Vermont Pure -- Current Portion Capital Leases                                    $    182
        Crystal Rock -- Long Term Debt                                                    $  1,450
        Crystal Rock -- Current Portion Long Term Debt                                    $    348
(6)   Investments -- All of the proceeds from the issue will not have been disbursed when the transaction takes place. As a result, undisbursed bond funds (listed as
      investments on the balance sheet) will be used to retire the bonds.                 $ (2,941)
(6)   Cash -- Existing debt will be retired with the cash proceeds from the Webster
      loan.                                                                               $(20,243)

                                VP MERGER PARENT

                                 APRIL 30, 2000
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

(7)   Treasury stock -- In conjunction with the transaction, Vermont Pure Treasury Stock will be retired.
        Paid in capital                                                                   $   (169)
        Treasury stock, at cost                                                           $    169
(8)   Cash -- The adjusted balance of $2,672 represents funds available after closing the facility with Webster Bank and disbursing cash for transaction related activity. This balance results from assumptions made for debt balances and closing costs as of the closing date. No assurance can be given that these assumptions will be accurate. The Company has an operating line of credit of $5,000 included in the facility which is assumed to be undrawn upon as of the balance sheet date.
      $975 of the balance represents restricted cash that serves as collateral for a note that has a mandatory conversion to the Company's stock. Under the note, the
      conversion must occur by October 2001.                                                   N/A

                                VP MERGER PARENT

              NOTES TO PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 30, 1999
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

COST OF GOODS SOLD:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(a)   Crystal Rock accounts for the purchase of 3 and 5-gallon
      bottles as current period expenses. Vermont Pure accounts
      for such purchases as capital expenditures. Crystal Rock
      current period expenditures for these purchases in fiscal
      1999 were $260. Accounting for these as capital expenditures reduces current period expense by $260, partially offset by
      an increase in depreciation expense of $41.                     $(219)
(a)   Crystal Rock accounts for the purchase of cooler parts as
      current period expenses. Vermont Pure accounts for such
      purchases as capital expenditures. Crystal Rock current
      period expenditures for these purchases in fiscal 1999 were
      $67. Accounting for these as capital expenditures reduces
      current period expense by $67, partially offset by an
      increase in depreciation expense of $11.                        $ (56)
                                                                      -----
      TOTAL COST OF GOODS SOLD ADJUSTMENT                             $(275)
                                                                      =====

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(b)   Crystal Rock paid its executives cash compensation of $2,879 in fiscal 1999. Employment contracts with these individuals will provide for salaries totaling $525. Total expense
      reductions for executive compensation therefore would be the difference between the $2,879 and the $525 plus associated
      payroll taxes of $36.                                          $(2,390)
(b)   Vermont Pure and Crystal Rock have maintained incentive
      bonus and profit sharing arrangements. Within a combined
      operation, the performance levels necessary to generate
      these distributions were not achieved and therefore they
      would not have been made.                                      $  (368)
(b)   During fiscal 1999 Crystal Rock owned its plant and
      headquarters in Watertown, Connecticut. Depreciation for
      fiscal 1999 was $162. This facility will not be owned by
      Vermont Pure or Crystal Rock, but will be leased at an
      annual lease cost of $360. This results in an increase in
      fiscal 1999 expenditures equal to the lease cost less the
      previously charged depreciation.                               $   198
(b)   Based on quotes received for general liability, workers'
      compensation and vehicle/auto liability, 1999 costs for
      coverage would have been less for the combined operations
      than as reported separately.                                   $   (42)
                                                                     -------
      TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSE ADJUSTMENT   $(2,602)
                                                                     =======

                                VP MERGER PARENT

                          YEAR ENDED OCTOBER 30, 1999
                                  (UNAUDITED)

AMORTIZATION EXPENSE:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(c)   Management projects that based on current information, the merger will result in $56,301 of Goodwill. Transaction costs are estimated to be $1,000. The combined total of $57,301 is amortized over 30 years in the pro forma model resulting in an annual expense of $1,910, partially offset by the
      elimination of the $103 amortization expense recognized by
      Crystal Rock.                                                   $1,807
                                                                      ------
      TOTAL AMORTIZATION EXPENSE ADJUSTMENT                           $1,807
                                                                      ======

INTEREST -- NET:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(d)   Interest expense in the historical financial statements
      reflects debt actually carried by both Vermont Pure and
      Crystal Rock during fiscal 1999. This interest is eliminated from the pro forma financial statements and replaced with
      interest expense calculated using the terms proposed by the senior and subordinate lenders. The commitment from the
      senior lender provides for Vermont Pure the ability to
      borrow at Prime Rate or LIBOR plus 175 basis points. For
      purposes of the pro forma financial statements a 12-month
      average LIBOR rate of 5.104% for fiscal 1999 was used. By
      comparison, the first 6-month average of fiscal 2000 has
      averaged 5.86%. The 5.104% LIBOR rate plus 175 basis points was applied to the senior term note of $31,000 (which would amortize $2,500 during the year). The same rate was used for half of the $5,000 available revolver under the assumption that Vermont Pure would use an average of 50% of credit
      facility over the course of the year. The interest on these senior facilities during fiscal 1999 would be $2,218. 12%
      subordinated notes would also be outstanding for $22,600.
      The annual interest on the subordinated debt for fiscal 1999 was assumed to be $2,712. The combined interest expense of
      $2,218 and $2,712 has been used in the pro forma, replacing the historical combined amount of $1,348, resulting in a net
      interest expense increase.                                      $3,582
                                                                      ------
      TOTAL INTEREST EXPENSE ADJUSTMENT                               $3,582
                                                                      ======

INCOME TAX BENEFIT (EXPENSE):

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(e)   Based on the pro forma total adjustment to Income before
      Income Taxes of a reduction of income of $2,512 netted
      against the increase in net nondeductible amortization
      expense of $1,807, additional income tax is calculated
      against the net reduction of $705. Assuming a 40% tax rate,
      income tax expense would decrease.                              $(282)
                                                                      -----
      INCOME TAX BENEFIT ADJUSTMENT                                   $(282)
                                                                      =====

                                VP MERGER PARENT

                          YEAR ENDED OCTOBER 30, 1999
                                  (UNAUDITED)

WEIGHTED AVERAGE SHARES USED IN COMPUTATION -- BASIC:

                                                                      SHARE
REF                           DESCRIPTION                            INCREASE
---                           -----------                            --------
(f)   Shares issued in exchange for Crystal Rock shares would have a contract value of $31,100. The contract value would be
      divided by the "Share Price" as defined in the merger
      agreement. At an assumed Share Price of $2.975, this would
      result in an increase of $31,100/$2.975 shares.               10,453,782
                                                                    ----------
      TOTAL SHARES ADJUSTMENT                                       10,453,782
                                                                    ==========

WEIGHTED AVERAGE SHARES USED IN COMPUTATION -- DILUTED:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(g)   As in (f) above, the total diluted shares would increase an equal amount. Options issued in conjunction with the
      transaction are not dilutive.                                 10,453,782
                                                                    ----------
      TOTAL SHARES ADJUSTMENT                                       10,453,782
                                                                    ==========

                                VP MERGER PARENT

                   NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

COST OF GOODS SOLD:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(a)   Crystal Rock accounts for the purchase of 3 and 5-gallon
      bottles as current period expenses. Vermont Pure accounts
      for such purchases as capital expenditures. Crystal Rock
      current period expenditures for these purchases during the first six months fiscal 2000 were $87. Accounting for these as capital expenditures reduces current period expense by
      $87, partially offset by an increase in depreciation expense
      of $14.                                                         $ (73)
(a)   Crystal Rock accounts for the purchase of certain cooler
      parts as current period expenses. Vermont Pure accounts for such purchases as capital expenditures. Crystal Rock current period expenditures for these purchases in fiscal 2000 were
      $22. Accounting for these as capital expenditures reduces
      current period expense after offsetting an increase in
      depreciation expense of $4.                                     $ (18)
                                                                      -----
      TOTAL COST OF GOODS SOLD ADJUSTMENT                             $ (91)
                                                                      =====

SELLING, GENERAL AND ADMINISTRATIVE EXPENSE:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(b)   Crystal Rock paid executives cash compensation of $388
      during the first six months of fiscal 2000. Employment
      contracts with these individuals will provide for salaries totaling $263. Total expense reductions for executive
      compensation therefore would be the difference between the
      $388 and the $263 plus associated payroll taxes of $11.         $(136)
(b)   Vermont Pure and Crystal Rock have maintained incentive
      bonus and profit sharing arrangements. Within a combined
      operation, the performance levels necessary to generate
      these distributions were not achieved and therefore would
      not have been made.                                             $ (96)
(b)   Prior to the transaction, Crystal Rock owned its plant and headquarters in Watertown, Connecticut. Depreciation for the first six months of fiscal 2000 was $81. After the
      transaction, the facility will be leased; the annual lease cost for the facility is assumed to be $360. This results in an increase in expenditures equal to half of the lease cost
      less the previously charged depreciation.                       $  99
(b)   Based on quotes received for general liability, workers'
      compensation and vehicle/auto liability, insurance costs
      would have been less for the combined operations than as
      reported separately.                                            $ (21)
                                                                      -----
      TOTAL SELLING, GENERAL AND ADMINISTRATIVE EXPENSE ADJUSTMENT    $(154)
                                                                      =====

                                VP MERGER PARENT

                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)

AMORTIZATION EXPENSE:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(c)   Management projects that based on current information, the merger will result in $56,301 of Goodwill. Transaction costs are estimated to be $1,000. The combined total of $57,301 is amortized over 30 years in the pro forma model resulting in an annual expense of $1,910. This amount would be partially offset by the elimination of the $53 amortization expense
      recognized by Crystal Rock.                                      $902
                                                                       ----
      TOTAL AMORTIZATION EXPENSE ADJUSTMENT                            $902
                                                                       ====

INTEREST -- NET:

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(d)   Interest expense in the historical financial statements
      reflects debt actually carried by both Vermont Pure and
      Crystal Rock during fiscal 2000. This interest is eliminated from the pro forma financial statements and replaced with
      interest expense calculated using the terms proposed by the senior and subordinate lenders. The commitment from the
      senior lender provides for Vermont Pure the ability to
      borrow at Prime Rate or LIBOR plus 175 basis points. For
      purposes of the pro forma financial statements an average
      LIBOR rate of 5.86% from November 1999 through April 2000
      was used. The 5.86% LIBOR rate plus 175 basis points was
      applied to the senior term note of $31,000 (which would
      amortize $2,500 during the year). The same rate was used for half of the $5,000 available revolver under the assumption that Vermont Pure would use an average of 50% of credit
      facility over the course of the year. The interest on these senior facilities during the first half of fiscal 2000 would be $1,260. 12% subordinated notes would also be outstanding for $22,600. The annual interest on the subordinated debt
      for six months would be $1,356. The combined interest
      expense of $2,616 has been used in the pro forma, replacing the historical combined amount of $902, resulting in a net
      interest expense increase.                                      $1,714
                                                                      ------
      TOTAL INTEREST EXPENSE ADJUSTMENT                               $1,714
                                                                      ======

INCOME TAX BENEFIT (EXPENSE):

                                                                     EXPENSE
                                                                    INCREASE/
REF                           DESCRIPTION                           (DECREASE)
---                           -----------                           ----------
(e)   Based on the pro forma total adjustment to Income before
      Income Taxes of a reduction of income of $2,371 netted
      against the increase in net nondeductible amortization
      expense of $902, a reduction of income tax is calculated
      against the net adjustment of $(1,469). Assuming a 40% tax
      rate, Income Tax Expense decreases.                             $(588)
                                                                      -----
      INCOME TAX BENEFIT ADJUSTMENT                                   $(588)
                                                                      =====

                                VP MERGER PARENT

                        SIX MONTHS ENDED APRIL 30, 2000
                                  (UNAUDITED)

WEIGHTED AVERAGE SHARES USED IN COMPUTATION -- BASIC:

                                                                      SHARE
REF                           DESCRIPTION                            INCREASE
---                           -----------                            --------
(f)   Shares issued in exchange for Crystal Rock shares would have
      a contract value of $31,100.                                  10,453,782
                                                                    ----------
      TOTAL SHARES ADJUSTMENT                                       10,453,782
                                                                    ==========

WEIGHTED AVERAGE SHARES USED IN COMPUTATION -- DILUTED:

                                                                      SHARE
REF                           DESCRIPTION                            INCREASE
---                           -----------                            --------
(g)   As in (f) above, the total diluted shares would increase an equal amount. Options issued in conjunction with the
      transaction are not dilutive.                                 10,453,782
                                                                    ----------
      TOTAL SHARES ADJUSTMENT                                       10,453,782
                                                                    ==========

                         INDEX TO FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
VERMONT PURE HOLDINGS, LTD.
Consolidated Financial Statements:
  Independent Auditors' Report..............................   F-2
  Consolidated Balance Sheets as of October 30, 1999 and
     October 31, 1998.......................................   F-3
  Consolidated Statements of Operations for the years ended
     October 30, 1999, October 31, 1998 and October 25,
     1997...................................................   F-4
  Consolidated Statements of Statement of Changes in
     Stockholders' Equity for the years ended October 30,
     1999, October 31, 1998, October 25, 1997 and October
     26, 1996...............................................   F-5
  Consolidated Statements of Cash Flows for the years ended
     October 30, 1999, October 31, 1998 and October 25,
     1997...................................................   F-6
  Notes to Consolidated Financial Statements................   F-7
Consolidated Interim Financial Statements (unaudited):
  Consolidated Balance Sheets as of April 30, 2000 and
     October 30, 1999.......................................  F-16
  Consolidated Statements of Operations for the six months
     ended April 30, 2000 and May 1, 1999...................  F-17
  Condensed Consolidated Statements of Cash Flows for the
     six months ended April 30, 2000 and May 1, 1999........  F-18
  Notes to Unaudited Consolidated Financial Statements......  F-19

CRYSTAL ROCK SPRING WATER COMPANY
Financial Statements:
  Independent Auditors' Report..............................  F-21
  Balance Sheets as of October 31, 1999 and 1998............  F-22
  Statements of Income for the years ended October 31, 1999
     and 1998...............................................  F-23
  Statements of Retained Earnings for years ended October
     31, 1999 and 1998......................................  F-24
  Statements of Cash Flows for the years ended October 31,
     1999 and 1998..........................................  F-25
  Notes to Financial Statements.............................  F-26

  Independent Auditors' Report..............................  F-31
  Balance Sheets as of October 31, 1998 and 1997............  F-32
  Statements of Income for the years ended October 31, 1998
     and 1997...............................................  F-33
  Statements of Retained Earnings for years ended October
     31, 1998 and 1997......................................  F-34
  Statements of Cash Flows for the years ended October 31,
     1998 and 1997..........................................  F-35
  Notes to Financial Statements.............................  F-36
Interim Financial Statements (unaudited):
  Balance Sheets as of April 30, 2000 and October 31,
     1999...................................................  F-41
  Statements of Income for the six months ended April 30,
     2000 and 1999..........................................  F-42
  Statements of Cash Flows for the six months ended April
     30, 2000 and 1999......................................  F-43
  Notes to Unaudited Financial Statements...................  F-44

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Vermont Pure Holdings, Ltd.
Randolph, VT 05060

     We have audited the accompanying consolidated balance sheets of Vermont Pure Holdings, Ltd. and Subsidiaries as of October 30, 1999 and October 31, 1998, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the years ended October 30, 1999, October 31, 1998 and October 25, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Vermont Pure Holdings, Ltd. and Subsidiaries as of October 30, 1999 and October 31, 1998, and the results of their operations and their cash flows for the years ended October 30, 1999, October 31, 1998 and October 25, 1997 in conformity with generally accepted accounting principles.

                                          /s/ FELDMAN SHERB HOROWITZ & CO., P.C.
                                          --------------------------------------
                                          Feldman Sherb Horowitz & Co., P.C.
                                          Certified Public Accountants

New York, New York
December 22, 1999

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                              OCTOBER 30,    OCTOBER 31,
                                                                 1999            1998
                                                              -----------    ------------
ASSETS
CURRENT ASSETS:
  Cash......................................................  $   367,018    $    161,271
  Accounts receivable.......................................    3,525,238       3,069,699
  Notes receivable..........................................      975,000              --
  Inventory.................................................    2,711,709       1,843,927
  Current portion of deferred tax asset.....................      601,922         330,000
  Other current assets......................................      781,968         222,970
                                                              -----------    ------------
          TOTAL CURRENT ASSETS..............................    8,962,855       5,627,867
                                                              -----------    ------------
PROPERTY AND EQUIPMENT -- net of accumulated depreciation...   11,122,258       9,174,063
                                                              -----------    ------------
OTHER ASSETS:
  Intangible assets -- net of accumulated amortization......   10,443,207       9,595,915
  Deferred tax asset........................................    3,182,914       1,661,000
  Other assets..............................................      122,996         114,658
                                                              -----------    ------------
          TOTAL OTHER ASSETS................................   13,749,117      11,371,573
                                                              -----------    ------------
TOTAL ASSETS................................................  $33,834,230    $ 26,173,503
                                                              ===========    ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable..........................................  $ 3,443,208    $  3,007,630
  Current portion of customer deposits......................       45,033          58,360
  Accrued expenses..........................................      851,371       1,104,871
  Current portion of long term debt.........................    1,414,930         601,570
  Current portion of obligations under capital leases.......      180,589         119,995
                                                              -----------    ------------
          TOTAL CURRENT LIABILITIES.........................    5,935,131       4,892,426
  Long term debt............................................    1,663,893       1,428,807
  Long term obligations under capital leases................      379,583         210,203
  Line of credit............................................   11,689,792       8,783,793
  Long term portion of customer deposits....................      684,334         893,145
                                                              -----------    ------------
          TOTAL LIABILITIES.................................   20,352,733      16,208,374
                                                              -----------    ------------
STOCKHOLDERS' EQUITY:
  Preferred stock -- $.001 par value, 500,000 authorized
     shares, none issued and outstanding shares at October
     30, 1999...............................................           --              --
  Common stock -- $.001 par value, 50,000,000 authorized
     shares, 10,339,758 issued and outstanding shares at
     October 30, 1999 and 10,287,187 at October 31, 1998....       10,340          10,288
  Paid in capital...........................................   23,197,724      23,080,049
  Accumulated deficit.......................................   (9,557,817)    (12,956,458)
  Treasury stock, at cost, 50,000 shares....................     (168,750)       (168,750)
                                                              -----------    ------------
          TOTAL STOCKHOLDERS' EQUITY........................   13,481,497       9,965,129
                                                              -----------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................  $33,834,230    $ 26,173,503
                                                              ===========    ============

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      YEARS ENDED
                                                        ---------------------------------------
                                                        OCTOBER 30,   OCTOBER 31,   OCTOBER 25,
                                                           1999          1998          1997
                                                        -----------   -----------   -----------
SALES.................................................  $31,396,375   $29,169,185   $17,685,442
COST OF GOODS SOLD....................................   11,742,003    11,549,871     7,643,908
                                                        -----------   -----------   -----------
GROSS PROFIT..........................................   19,654,372    17,619,314    10,041,534
                                                        -----------   -----------   -----------
OPERATING EXPENSES:
  Selling, general and administrative expenses........   13,149,023    10,235,168     5,897,735
  Advertising expenses................................    3,257,918     4,702,498     3,077,145
  Amortization........................................      612,057       616,854       228,808
                                                        -----------   -----------   -----------
TOTAL OPERATING EXPENSES..............................   17,018,998    15,554,520     9,203,688
                                                        -----------   -----------   -----------
INCOME FROM OPERATIONS................................    2,635,374     2,064,794       837,846
                                                        -----------   -----------   -----------
OTHER INCOME (EXPENSE):
  Interest -- net.....................................   (1,030,151)     (755,326)     (368,224)
  Miscellaneous.......................................           --       102,282        53,773
                                                        -----------   -----------   -----------
TOTAL OTHER EXPENSE...................................   (1,030,151)     (653,044)     (314,451)
                                                        -----------   -----------   -----------
INCOME BEFORE INCOME TAXES............................    1,605,223     1,411,750       523,395
INCOME TAX BENEFIT....................................    1,793,418     1,447,000       544,000
                                                        -----------   -----------   -----------
NET INCOME............................................  $ 3,398,641   $ 2,858,750   $ 1,067,395
                                                        -----------   -----------   -----------
NET INCOME PER SHARE -- BASIC.........................  $      0.33   $      0.28   $      0.11
NET INCOME PER SHARE -- DILUTED.......................  $      0.31   $      0.26   $      0.11
                                                        ===========   ===========   ===========
Weighted Average Shares Used in Computation --Basic...   10,279,377    10,248,389     9,771,347
Weighted Average Shares Used in
  Computation -- Diluted..............................   10,790,722    10,927,025     9,805,800
                                                        ===========   ===========   ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                 COMMON STOCK                        TREASURY STOCK
                            ----------------------     PAID IN     ------------------   ACCUMULATED
                              SHARES     PAR VALUE     CAPITAL     SHARES    AMOUNT       DEFICIT         TOTAL
                            ----------   ---------   -----------   ------   ---------   ------------   -----------
Balance, October 26,
  1996....................   9,678,268    $ 9,678    $21,399,420       --   $      --   $(16,882,603)  $ 4,526,495
Issuance of Common
  Stock...................     453,712        454      1,047,672                                         1,048,126
Net Income................                                                                 1,067,395     1,067,395
                            ----------    -------    -----------   ------   ---------   ------------   -----------
Balance, October 25,
  1997....................  10,131,980     10,132     22,447,092       --          --    (15,815,208)    6,642,016
Issuance of Common
  Stock...................     155,207        156        632,957                                           633,113
Acquisition of Treasury
  Stock...................                                         50,000    (168,750)                    (168,750)
Net Income................                                                                 2,858,750     2,858,750
                            ----------    -------    -----------   ------   ---------   ------------   -----------
Balance, October 31,
  1998....................  10,287,187     10,288     23,080,049   50,000    (168,750)   (12,956,458)    9,965,129
Issuance of Common
  Stock...................      52,571         52        117,675                                           117,727
Net Income................                                                                 3,398,641     3,398,641
                            ----------    -------    -----------   ------   ---------   ------------   -----------
Balance, October 30,
  1999....................  10,339,758    $10,340    $23,197,724   50,000   $(168,750)  $ (9,557,817)  $13,481,497
                            ==========    =======    ===========   ======   =========   ============   ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     YEAR ENDED
                                                      -----------------------------------------
                                                      OCTOBER 30,    OCTOBER 31,    OCTOBER 25,
                                                         1999           1998           1997
                                                      -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income........................................  $ 3,398,641    $ 2,858,750    $ 1,067,395
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation...................................    1,489,384      1,150,000        876,553
     Amortization...................................      612,057        616,854        228,808
     (Increase) in deferred tax asset...............   (1,793,418)    (1,447,000)      (544,000)
     (Gain) loss on disposal of property and
       equipment....................................       72,315         93,808        (38,948)
  Changes in assets and liabilities (net of effect
     of acquisitions):
     (Increase) in accounts receivable..............     (250,476)      (985,349)      (433,636)
     (Increase) in inventory........................     (720,525)      (783,421)       (65,185)
     (Increase) Decrease in other current assets....     (558,998)        65,657        (87,311)
     (Increase) Decrease in other assets............   (1,466,273)      (567,567)        95,057
     (Decrease) Increase in accounts payable........      435,578      1,768,238       (165,552)
     (Decrease) Increase in customer deposits.......     (225,038)       (81,525)        58,127
     (Decrease) Increase in accrued expenses........     (253,500)       117,910        439,215
                                                      -----------    -----------    -----------
CASH PROVIDED BY OPERATING ACTIVITIES...............      739,746      2,806,355      1,430,523
                                                      -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment.........   (2,115,945)    (2,983,313)    (1,079,569)
  Proceeds from sale of fixed assets................      113,752         67,000        103,531
  Cash used for acquisitions........................   (2,023,610)    (4,458,889)    (2,774,946)
                                                      -----------    -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES...............   (4,025,803)    (7,375,202)    (3,750,984)
                                                      -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds (paydown) of line of credit..............    2,905,999        843,979       (203,790)
  Proceeds from debt................................    1,278,420     11,233,158      2,531,978
  Principal payment of debt.........................     (780,355)    (7,451,777)      (697,000)
  Exercise of stock options.........................       87,740             --             --
  Sale of common stock..............................           --         10,950             --
                                                      -----------    -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES...........    3,491,804      4,636,310      1,631,188
                                                      -----------    -----------    -----------
NET INCREASE (DECREASE) IN CASH.....................      205,747         67,463       (689,273)
CASH -- Beginning of year...........................      161,271         93,808        783,081
                                                      -----------    -----------    -----------
CASH -- End of year.................................  $   367,018    $   161,271    $    93,808
                                                      ===========    ===========    ===========
Cash paid for interest..............................  $   852,638    $   755,326    $   422,026
                                                      ===========    ===========    ===========
NON-CASH FINANCING AND INVESTING ACTIVITIES:
  Equipment acquired under capital leases...........  $   212,315    $    89,273    $    81,392
                                                      ===========    ===========    ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                         NOTES TO FINANCIAL STATEMENTS

1. BUSINESS OF THE COMPANY

     Vermont Pure Holdings, Ltd. (the "Company") is engaged in the bottling, marketing and distribution of natural spring water. The Company's products are sold predominantly in the New England, New York and New Jersey as well as Mid-Atlantic and Mid-Western states. Distribution is accomplished through a network of independent beverage distributors and with the Company's own trucks and employees.

2. SIGNIFICANT ACCOUNTING POLICIES

     a. Basis of Presentation -- The consolidated financial statements include the accounts of the Company and its subsidiaries, Vermont Pure Springs, Inc., A.M Friday's, Inc., Excelsior Springs Water Co., Inc. and Adirondack Coffee Services, Inc. The Company's subsidiaries are wholly-owned. All material intercompany profits, transactions, and balances have been eliminated. There are no material intercompany transactions.

     b. Fiscal Year -- The Company operates on a "52-53 week" reporting year. Fiscal year ended October 30, 1999 had 52 weeks in it while fiscal year ended October 31, 1998 had 53 weeks.

     c. Cash Equivalents -- The Company considers all highly liquid temporary cash investments, with an original maturity of three months or less when purchased, to be cash equivalents.

     d. Accounts Receivable -- Accounts receivable are presented net of allowance for doubtful accounts. The allowance was $348,167 and $307,020 at October 30, 1999 and October 31, 1998, respectively. Amounts charged to expense were $187,113, $192,527 and $57,809 respectively, during the years ended October 30, 1999, October 31, 1998 and October 25, 1997.

     e. Inventories -- Inventories consist primarily of the packaging material, labor and overhead content of the Company's products. Such inventories are stated at the lower of cost or market using average costing.

     f. Property and Equipment -- Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, which range from three to ten years for equipment, and from ten to forty years for buildings and improvements. Three gallon bottles are depreciated over five years and five gallons bottles over six years.

     g. Intangible Assets -- The Company records goodwill in connection with its acquisitions. Goodwill is amortized over 30 years. The value of customer lists acquired is amortized over 3 years and the value of covenant agreements not to compete are amortized over the term of the agreements.

     h. Securities Issued for Services -- The Company accounts for stock and options issued for services by reference to the fair market value of the Company's stock on the date of stock issuance or option grant. Compensation expense is recorded for the fair market value of the stock issued, or in the case of options, for the difference between the stock's fair market value on the date of grant and the option exercise price. In the event that recipients are required to render future services to obtain the full rights in the securities received, the compensation expense so recorded is deferred and amortized as a charge to income over the period that such rights vest to the recipient.

     In 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 ("SFAS No. 123"), "Accounting for Stock Based Compensation." SFAS No. 123 permits companies to choose to follow the accounting prescribed by SFAS No. 123 for securities issued to employees, or to continue to follow the accounting treatment prescribed by Accounting Principles Board Opinion No. 25 ("APB No. 25") along with the additional disclosure required under SFAS No. 123 if the Company elects to continue to follow APB No.
25. The Company has adopted the disclosure only option of SFAS 123.

     i. Net Income Per Share -- Net Income Per Share is based on the weighted average number of common shares outstanding during each period. Potential common shares are included in the computation of diluted per share amounts outstanding during each period.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

     j. Advertising Expenses -- The Company expenses advertising costs at the time that the advertising begins to run.

     k. Slotting Fees -- Slotting fees are paid to individual supermarkets and supermarket chains to obtain initial shelf space for new products. Fees vary from store to store. The payment of slotting fees does not guarantee that a company's product will be carried for any definite period of time. The Company pays for such fees in cash, providing free goods or issuing credits for previously sold goods. The cost of the slotting fees is valued at the amount of cash paid, or the cost to the Company of the goods provided in exchange. The Company expenses slotting fees when the obligation is incurred.

     l. Customer Deposits -- Customers receiving home or office delivery of water pay a deposit for the water bottle on receipt that is refunded when it is returned. The Company uses an estimate (based on historical experience) of the deposits it expects to return over the next 12 months to determine the current portion of the liability and classifies the balance as long term.

     m. Income Taxes -- The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). Pursuant to SFAS 109, the Company accounts for income taxes under the liability method. Under the liability method, a deferred tax asset or liability is determined based upon the tax effect of the differences between the financial statement and tax basis of assets and liabilities as measured by the enacted rates which will be in effect when these differences reverse.

     n. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     o. Fair Value of Financial Instruments -- The carrying amounts reported in the balance sheet for cash, trade receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments. The carrying amount of the Company's borrowings approximate fair value.

     p. Accounting for Long-Lived Assets -- The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At October 30, 1999, the Company believes that there has been no impairment of its long-lived assets.

3. PROPERTY AND EQUIPMENT

                                                              OCTOBER 30,    OCTOBER 31,
                                                  LIFE           1999           1998
                                              ------------    -----------    -----------
Land, buildings, and improvements...........  10 - 40 yrs.    $ 3,624,258    $ 3,458,986
Machinery and equipment.....................   3 - 10 yrs.     11,741,545      7,519,572
Equipment held under capital leases.........   3 - 10 yrs.        786,776      1,812,116
                                                              -----------    -----------
                                                               16,152,579     12,790,674
Less accumulated depreciation...............                    5,030,321      3,616,611
                                                              -----------    -----------
                                                              $11,122,258    $ 9,174,063
                                                              ===========    ===========

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

4. INTANGIBLE ASSETS

                                                            OCTOBER 30,    OCTOBER 31,
                                                  LIFE         1999           1998
                                                 -------    -----------    -----------
Goodwill.......................................  30 yrs.    $10,933,826    $ 9,585,384
Covenants not to compete.......................   5 yrs.        498,412        498,412
Customer lists.................................   3 yrs.        946,535        772,566
Other..........................................  Various        103,717        166,780
                                                            -----------    -----------
                                                            $12,482,490    $11,023,142
Less accumulated amortization..................               2,039,283      1,427,227
                                                            -----------    -----------
                                                            $10,443,207    $ 9,595,915
                                                            ===========    ===========

5. ACQUISITIONS

     The Company completed the following acquisitions in fiscal year 1999:
Russell Distributing in November 1998, Roblee Water Works in January 1999, L&C Spring Water in March 1999, Waters of Sand Springs in April 1999, Ravenwood Spring Water Co. in June 1999, Adirondack Coffee Service, Inc. in July 1999, Dunbar Coffee Service in July 1999, Coratti Water Group, Ltd.'s Connecticut home and office customer base in August 1999 and Absolute Coffee Break in August 1999.

     The following table gives an aggregate summary of the acquisitions:

                                                       1999           1998
                                                    -----------    -----------
Purchase Price....................................  $ 2,446,282    $ 5,143,935
Acquisition Costs.................................       26,062        323,418
Fair Value of Assets Acquired.....................   (1,195,022)    (1,540,495)
Fair Value of Liabilities Assumed.................       49,623        498,821
                                                    -----------    -----------
Goodwill..........................................  $ 1,326,945    $ 4,425,679
                                                    ===========    ===========

     The detailed components consist of the following:

                                                         1999          1998
                                                      ----------    ----------
Cash to Sellers.....................................  $1,997,548    $4,114,822
Notes to Sellers....................................     418,734       396,000
Common Stock to Sellers (8,571 shares in 1999 and
  155,207 in 1998)..................................      30,000       633,113
                                                      ----------    ----------
Purchase Price......................................  $2,446,282    $5,143,935
                                                      ==========    ==========

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                                                         1999          1998
                                                      ----------    ----------
Fair Value of Assets Acquired
Accounts Receivable.................................  $  205,063    $  109,584
Inventory...........................................     147,257        82,033
Property, Plant and Equipment.......................     662,448       699,128
Intangible Assets...................................     178,840       541,590
Other...............................................       1,414       108,160
                                                      ----------    ----------
                                                      $1,195,022    $1,540,495
                                                      ==========    ==========
Liabilities Assumed
Accounts Payable....................................  $        0    $  140,298
Customer Deposits...................................       2,900       222,937
Assumed Notes.......................................      37,910       135,586
Other...............................................       8,813             0
                                                      ----------    ----------
                                                      $   49,623    $  498,821
                                                      ==========    ==========

     During fiscal year 1999, the Company issued 8,571 shares of its common stock as follows:

     - 8,571 shares were issued in November 1998 at the price of $3.50 per share in conjunction with the purchase of assets from Russell Distributing.

     During fiscal year 1998, the Company issued 155,207 shares of its common stock as follows: 45,391 shares were issued in January 1998 at the price of $4.00 in conjunction with the purchase of assets from Vermont Coffee Time; 7,647 shares were issued at the price of $4.50 in conjunction with the purchase of Vermont Naturals in May 1998; 30,000 shares were issued in exchange for distribution rights obtained from AKVA at a value of $4.28; 72,169 shares were issued in April 1998 at the price of $4.00 per share to AM Fridays in conjunction with the sales performance portion of the original stock purchase agreement.

     The following table summarizes pro forma consolidated results of operations (unaudited) of the Company and the 1999 and 1998 acquisitions as though the acquisitions had been consummated at October 25, 1997. The pro forma amounts give effect to the appropriate adjustments for the fair value of assets acquired and amortization of goodwill, depreciation and the debt incurred and resulting interest expense.

                                                           YEARS ENDED
                                                    --------------------------
                                                    OCTOBER 30,    OCTOBER 31,
                                                       1999           1998
                                                    -----------    -----------
Total Revenue.....................................  $32,594,417    $32,813,514
Net Income........................................  $ 3,843,705    $ 3,478,362
Net Income Per Share..............................  $      0.37    $      0.34
Weighted Average Number Of Shares.................   10,279,377     10,248,389
                                                    ===========    ===========

6. ACCRUED EXPENSES

                                                       OCTOBER 30,    OCTOBER 31,
                                                          1999           1998
                                                       -----------    -----------
Advertising and promotion............................   $130,000      $  310,558
Payroll and vacation.................................    206,018         380,844
Miscellaneous........................................    515,353         413,469
                                                        --------      ----------
                                                        $851,371      $1,104,871
                                                        ========      ==========

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

7. LINE OF CREDIT -- ACQUISITIONS AND WORKING CAPITAL -- The Company entered into a five year revolving line with CoreStates Banks N.A., now First Union National Bank, on April 18, 1998. The purpose of the loan is for permitted acquisitions and capital expenditures, working capital and to refinance existing term debt. The Company is entitled to borrow up to $15 million under the terms and conditions of the agreement. Of this amount, $3 million is allowed for working capital with the balance available for acquisitions. The Company has signed a letter of intent with First Union National Bank to increase this credit line up to $25 million. Of the $25 million, $4.3 million will be allocated for a letter of credit to underwrite a new bond issue for the Randolph, Vermont building expansion as well as new production equipment purchases. As of October 30, 1999 $11,689,792 had been borrowed against this facility. The proceeds were used for working capital and acquisition debt. Under the agreement the Company is required to pay interest monthly at a rate of LIBOR plus 2.5%, currently approximately 8.4%. The interest rate can decrease during the term based on certain performance parameters as defined in the agreement. The Company is required to continue to meet loan covenants as defined in the agreement in order to have access to the line of credit. The loan is secured by receivables, inventory, equipment and intangible assets.

8. OBLIGATIONS UNDER CAPITAL LEASES

     The Company leases equipment under capital lease arrangements. Assets held under capital leases are included with property and equipment.

     The following is a schedule of future minimum lease payments under the capital leases and the present value of net minimum lease payments as of October 30, 1999:

2000......................................................  $215,925
2001......................................................   172,923
2002......................................................   135,253
2003......................................................    57,949
2004 and beyond...........................................    77,174
                                                            --------
Total minimum lease payments..............................   659,224
Less amount representing interest.........................    99,052
                                                            --------
Present value of minimum lease payments...................  $560,172
                                                            ========

9. LONG TERM DEBT -- The Company's long term debt is as follows:

                                                      OCTOBER 30,    OCTOBER 31,
                                                         1999           1998
                                                      -----------    -----------
Mortgage on property purchased in June 1999,
  interest at .5% over prime, currently 8.25% to be
  revised annually, principal and interest payable
  monthly through 2014, secured by property.........  $  198,182             --
Building loans, principal and interest at 5.5%
  payable monthly through 1999 secured by the
  assets............................................          --        291,807
Mortgage on property acquired in October 1993,
  interest at 4.5%, with interest only due through
  July 1996, then principal and interest due through
  2000 secured by the property......................     318,341        348,066
Promissory note, principal and interest at 8.5%
  payable monthly through May 2002 with a final
  payment of $140,099 due June 2002. Note is
  unsecured.........................................     235,011        265,429
Promissory note, principal and interest at 8.5%
  payable monthly through August 2002, with a final
  payment of $308,474 due September 2002. Note is
  unsecured.........................................     430,782        464,469

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                                                      OCTOBER 30,    OCTOBER 31,
                                                         1999           1998
                                                      -----------    -----------
Promissory note, principal and interest at 8%
  payable monthly through August 2004. Note is
  unsecured.........................................     295,439             --
Various secured/unsecured notes ranging in amounts
  of $14,000 to $975,000 with interest rates of 8.5%
  to 10%. These notes are for the most part
  unsecured.........................................   1,601,068        660,606
                                                      ----------     ----------
                                                       3,078,823      2,030,377
Less current portion................................   1,414,930        601,570
                                                      ----------     ----------
                                                      $1,663,893     $1,428,807
                                                      ==========     ==========

     Annual maturities of long term debt are as follows:

Year ending October 28, 2000.............................  $1,414,930
Year ending October 27, 2001.............................     259,039
Year ending October 26, 2002.............................     687,786
Year ending October 25, 2003.............................     136,692
Year ending October 24, 2004 and thereafter..............     580,376
                                                           ----------
                                                           $3,078,823
                                                           ==========

10. PERFORMANCE EQUITY PLANS

     In November 1993, the Company's Board of Directors adopted the 1993 Performance Equity Plan (the "1993 Plan"). The plan authorizes the granting of awards for up to 1,000,000 shares of common stock to key employees, officers, directors and consultants. Grants can take the form of stock options (both qualified and non-qualified), restricted stock awards, deferred stock awards, stock appreciation rights and other stock based awards. During fiscal 1999, there were no options issued under this plan.

     On April 2, 1998 the Company's shareholders approved the 1998 Incentive and Non Statutory Stock Option Plan. This plan provides for issuance of up to 500,000 options to purchase the Company's common stock under the administration of the Board of Directors. The intent of the plan is to reward options to officers, employees, directors, and other individuals providing services to the Company. During fiscal 1999, 48,200 options were issued under this plan.

11. STOCK OPTIONS

     The following table illustrates the Company's stock option issuances and balances during the last three fiscal years:

                                                                   EXERCISE PRICE
                                                       OPTIONS       PER SHARE
                                                      ---------    --------------
Outstanding at October 26, 1996.....................  1,755,000     $2.25 - 3.13
  Options granted...................................    392,187     $2.50 - 2.81
  Options regranted.................................    647,000     $      2.50
  Options retired...................................    (32,000)    $1.81 - 2.25
  Options surrendered...............................   (580,000)    $1.75 - 3.25
                                                      ---------     -----------

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                                                                   EXERCISE PRICE
                                                       OPTIONS       PER SHARE
                                                      ---------    --------------
Outstanding at October 25, 1997.....................  2,182,187     $1.75 - 6.00
  Options granted...................................    202,000     $3.38 - 4.81
  Options retired...................................    (10,000)    $      2.50
  Options exercised.................................     (5,000)    $      2.50
                                                      ---------     -----------
Outstanding options at October 31, 1998.............  2,369,187     $1.81 - 6.00
  Options granted...................................     48,200     $      3.13
  Options retired...................................   (540,000)    $2.50 - 6.00
  Options exercised.................................    (36,000)    $2.25 - 2.50
                                                      ---------     -----------
Outstanding options at October 30, 1999.............  1,841,387     $1.81 - 4.81
                                                      =========     ===========

     There were 1,485,000, 1,742,000 and 1,612,000 options exercisable for fiscal years ending October 30, 1999, October 31, 1998 and October 25, 1997, respectively.

12. OPERATING LEASES

     The Company currently leases office space on a month-to-month basis and is obligated under several building, equipment and vehicle leases expiring variously through May 2008. Future minimum rental payments over the terms of these leases are approximately as follows:

2000......................................................  $801,745
2001......................................................   705,357
2002......................................................   631,882
2003......................................................   550,388
Thereafter................................................   755,705

     Rent expense under all operating leases was $413,217, $321,116 and $128,247 for fiscal years ending October 30, 1999, October 31, 1998 and October 25, 1997.

13. RELATED PARTY TRANSACTIONS

     The Company paid consulting fees to related parties aggregating $22,000 in 1999, $78,334 in 1998 and $136,000 in 1997.

     One of the consultants also received options to purchase 125,000 shares of the Company's common stock for $2.25 per share. The options are fully vested and are exercisable through October 2003.

14. INCOME TAXES

     The Company has approximated $13.1 million of available loss carryforwards at October 30, 1999 expiring from 2005 through 2011. Due to previous ownership changes or equity structure shifts as defined in the Internal Revenue Code, approximately $3.5 million of the net operating losses are limited as to annual utilization.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

     The major deferred tax asset (liability) items at October 30, 1999 are as follows:

  Accounts receivable allowance..........................  $  139,000
  Amortization...........................................     225,000
  Depreciation...........................................    (919,000)
  Slotting fees..........................................      10,000
  Other..................................................      95,000
  Net operating loss carryforwards.......................   5,067,000
                                                           ----------
                                                            4,617,000
  Valuation allowance....................................     832,000
                                                           ----------
  Deferred tax asset recorded............................  $3,785,000
                                                           ==========

     The benefit for income taxes differs from the amount computed by applying the statutory tax rate to net income before income tax benefit as follows:

                                                                YEAR ENDED
                                                 -----------------------------------------
                                                 OCTOBER 30,    OCTOBER 31,    OCTOBER 25,
                                                    1999           1998           1997
                                                 -----------    -----------    -----------
Income tax expense computed at statutory
  rate.........................................  $ (546,000)    $ (480,000)     $(178,000)
Effect of permanent differences................      (7,000)       (74,000)       (18,000)
Effect of temporary differences................     115,000       (101,000)        40,000
Tax benefit of net operating loss carry
  forward......................................     438,000        655,000        156,000
Change in valuation allowance..................   1,793,000      1,447,000        544,000
                                                 ----------     ----------      ---------
Income tax benefit.............................  $1,793,000     $1,447,000      $ 544,000
                                                 ==========     ==========      =========

15. MAJOR CUSTOMER

     The Company's sales to a single customer were 16%, 30% and 31% of the total sales for 1999, 1998 and 1997, respectively. However, the Company terminated its distribution agreement with this customer effective April 1999. The Company has entered into contracts with distributors to market Vermont Pure spring water in the territory previously serviced by the former customer.

16. ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, no compensation expense related to stock option grants was recorded in 1999, 1998 and 1997 as the exercise price of such options was equal to or greater than the underlying stock on the date of grant.

     Pro-forma information regarding net income and net income per share is presented below as if the Company had accounted for its employee stock options under the fair value method; such pro-forma information is not necessarily representative of the effects on reported net income for future years due primarily to the options vesting periods and to the fair value of additional options in future years.

     Had compensation cost for the option plans been determined using the methodology prescribed under the Black-Scholes option pricing model, the Company's income (loss) would have been $3,307,489 and $.32 per share in 1999; $2,509,134 and $.24 per share in 1998 and $324,302 and $.03 per share in 1997.
The weighted average fair value of the options granted were $2.11, $3.42 and $1.89 in 1999, 1998 and 1997, respectively. Assumptions used for 1999 were: expected dividend yield of 0%; expected volatility of 79%; risk free interest of 5.7% and expected life of 5 years. Assumptions used for 1998 were: expected dividend yield of 0%; expected

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES volatility of 50%; risk free interest of 5.7% and expected life of 5 years. Assumptions for 1997 were: expected dividend yield of 0%; expected volatility of 92%; risk-free interest of 7% and expected life of five years.

17. SUBSEQUENT EVENT

     On October 1, 1999, the Company acquired various security interests held by Marcon Capital Corporation associated with Pristine Mountain Springs, Inc., ("Pristine") and Amsource Limited Liability Company ("Amsource"). The Company has historically purchased spring water from Pristine.

     Following notice of the assignment, Amsource and Pristine contended that the Company did not have to right to purchase water from Pristine. The Company filed litigation through three separate actions to foreclose its security interests against Pristine and Amsource, exercise control over Amsource, and specifically enforce its rights to purchase water from Pristine.

     The parties have reached a settlement that resulted in the dismissal of all pending litigation. Under the settlement, the Company received a cash settlement of $1,270,000 and retained the right to purchase water from Pristine's spring in Stockbridge, and the right of first refusal to purchase the spring itself. The settlement satisfied the outstanding note receivable as of October 30, 1999 of $975,000. The balance of the settlement, net of legal costs, was recognized as miscellaneous income in the Company's first quarter of fiscal 2000. By virtue of the settlement, the Company has secured a legal right to a water supply from the Pristine spring. The security interest in the water supply agreement is recorded in the municipality where the spring is located. The only interest ahead of it is a lien by Randolph National Bank in the amount of $500,000. The settlement has concluded all litigation among the parties.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                     UNAUDITED CONSOLIDATED BALANCE SHEETS

                                                               APRIL 30,     OCTOBER 30,
                                                                 2000           1999
                                                              -----------    -----------
                                         ASSETS
CURRENT ASSETS:
     Cash ($975 of the 2000 balance is restricted)..........  $ 1,562,762    $   367,018
     Investments -- Money Market Fund (restricted building
      funds)................................................    2,941,397        --
     Accounts receivable....................................    4,074,523      3,525,238
     Notes Receivable.......................................      --             975,000
     Inventory..............................................    2,802,611      2,711,709
     Current portion of deferred tax asset..................      601,922        601,922
     Other current assets...................................      866,948        781,968
                                                              -----------    -----------
          TOTAL CURRENT ASSETS..............................   12,850,163      8,962,855
                                                              -----------    -----------
PROPERTY AND EQUIPMENT -- net of accumulated depreciation...   13,980,077     11,122,258
                                                              -----------    -----------
OTHER ASSETS:
     Intangible assets -- net of accumulated amortization...   10,957,215     10,443,207
     Deferred tax asset.....................................    3,182,914      3,182,914
     Other assets...........................................      138,662        122,996
                                                              -----------    -----------
          TOTAL OTHER ASSETS................................   14,278,791     13,749,117
                                                              -----------    -----------
          TOTAL ASSETS......................................  $41,109,031    $33,834,230
                                                              ===========    ===========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable.......................................  $ 2,829,843    $ 3,443,208
     Current portion of customer deposits...................       41,624         45,033
     Accrued expenses.......................................    1,784,782        851,371
     Current portion of long term debt......................    1,711,999      1,414,930
     Current portion of obligations under capital leases....      181,904        180,589
                                                              -----------    -----------
          TOTAL CURRENT LIABILITIES.........................    6,550,152      5,935,131
     Long term debt.........................................    5,421,757      1,663,893
     Long term obligations under capital leases.............      294,498        379,583
     Line of credit.........................................   14,750,000     11,689,792
     Long term portion of customer deposits.................      790,861        684,334
                                                              -----------    -----------
          TOTAL LIABILITIES.................................   27,807,268     20,352,733
                                                              -----------    -----------
STOCKHOLDERS' EQUITY
     Preferred stock -- $.001 par value, 500,000 authorized
      shares, none issued and outstanding shares at April
      29, 2000..............................................       10,340         10,340
     Common stock -- $.001 par value, 50,000,000 authorized
      shares, 10,339,758 issued and outstanding shares at
      April 29, 2000 and 10,339,758 at October 30, 1999.....
     Paid in capital........................................   23,197,724     23,197,724
     Accumulated deficit....................................   (9,737,551)    (9,557,817)
     Treasury stock, at cost, 50,000 shares.................     (168,750)      (168,750)
                                                              -----------    -----------
          TOTAL STOCKHOLDERS' EQUITY........................   13,301,763     13,481,497
                                                              -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................  $41,109,031    $33,834,230
                                                              ===========    ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         SIX MONTHS ENDED
                                                                   -----------------------------
                                                                    APRIL 30,          MAY 1,
                                                                      2000              1999
                                                                   -----------       -----------
SALES.......................................................       $14,648,435       $13,680,319
COST OF GOODS SOLD..........................................         5,544,124         4,983,873
                                                                   -----------       -----------
GROSS PROFIT................................................         9,104,311         8,696,446
                                                                   -----------       -----------
OPERATING EXPENSES:
     Selling, general and administrative expenses...........         7,350,293         5,853,057
     Advertising expenses...................................         1,131,028         1,547,851
     Amortization...........................................           341,336           303,426
                                                                   -----------       -----------
TOTAL OPERATION EXPENSES....................................         8,822,657         7,704,334
                                                                   -----------       -----------
INCOME FROM OPERATIONS......................................           281,654           992,112
                                                                   -----------       -----------
OTHER INCOME (EXPENSE):
     Interest...............................................          (734,274)         (481,316)
     Miscellaneous..........................................           272,886           --
                                                                   -----------       -----------
TOTAL OTHER INCOME (EXPENSE)................................          (461,388)         (481,316)
                                                                   -----------       -----------
NET INCOME (LOSS)...........................................       $  (179,734)      $   510,796
                                                                   -----------       -----------
NET INCOME (LOSS) PER SHARE -- BASIC........................       $     (0.02)      $      0.05
                                                                   ===========       ===========
NET INCOME (LOSS) PER SHARE -- DILUTED......................       $     (0.02)      $      0.05
                                                                   ===========       ===========
Weighted Average Shares Used in Computation -- Basic........        10,289,758        10,254,996
                                                                   ===========       ===========
Weighted Average Shares Used in Computation -- Diluted......        10,289,758        10,875,518
                                                                   ===========       ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   SIX MONTHS ENDED
                                                              --------------------------
                                                               APRIL 30,       MAY 1,
                                                                 2000           1999
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net (loss) income......................................  $  (179,734)   $   510,796
     Adjustments to reconcile net income (loss) to net cash
      provided by (used in) operating activities:
          Depreciation......................................      909,700        666,778
          Amortization......................................      341,336        303,426
          Gain on settlement of note receivable.............     (295,000)       --
          (Gain) loss on disposal of property and
             equipment......................................      (84,512)         6,883
     Changes in assets and liabilities (net of effect of
      acquisitions):
          (Increase) Decrease in accounts receivable........     (549,285)      (723,441)
          (Increase) Decrease in inventory..................      (90,902)        60,794
          Increase in other current assets..................      (84,980)      (296,949)
          (Increase) Decrease in other assets...............     (871,011)       146,270
          Decrease in accounts payable......................     (613,365)      (309,215)
          Increase in customer deposits.....................      103,119         46,966
          (Decrease) Increase in accrued expenses...........      933,409       (189,590)
                                                              -----------    -----------
NET CASH PROVIDED (USED) IN OPERATING ACTIVITIES............     (481,225)       222,717
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchase of property, plant and equipment..............   (2,406,463)    (1,117,160)
     Purchase of property, plant and equipment from Bond
      Financing.............................................   (1,149,569)            --
     Purchase of Money Market Investment from Bond
      Financing.............................................   (4,090,966)            --
     Reduction of Money Market Investment Account...........    1,149,569             --
     Proceeds from sale of fixed assets.....................       92,310        --
     Collection of note receivable..........................    1,270,000        --
     Cash used for acquisition..............................     (219,283)      (294,665)
                                                              -----------    -----------
NET CASH USED IN INVESTING ACTIVITIES.......................   (5,354,402)    (1,411,825)
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from line of credit...........................    3,060,208      2,201,000
     Proceeds from debt.....................................    4,254,422        --
     Principal payment of debt..............................     (283,259)      (558,939)
     Sale of common stock...................................      --              12,720
                                                              -----------    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES...................    7,031,371      1,654,781
                                                              -----------    -----------
NET INCREASE IN CASH........................................    1,195,744        465,673
CASH -- Beginning of period.................................      367,018        161,271
                                                              -----------    -----------
CASH -- End of period.......................................  $ 1,562,762    $   626,944
                                                              ===========    ===========
Cash paid for interest......................................  $   509,274    $   481,316
                                                              ===========    ===========
NON-CASH FINANCING AND INVESTING ACTIVITIES:
     Equipment acquired under capital leases................  $   102,202    $   102,913
                                                              ===========    ===========

                See notes to consolidated financial statements.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.  BASIS OF PRESENTATION

     In the opinion of management, the Company's unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position, results of operations, and cash flows for the periods presented. The results have been determined on the basis of generally accepted accounting principles and practices applied consistently with the Form 10-K for the year ended October 30, 1999.

     Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been condensed or omitted. The accompanying consolidated financial statements should be read in conjunction with the financial statements and notes thereto incorporated by reference from the Company's Form 10-K and Annual Report for the year ended October 30, 1999.

2.  FISCAL YEAR/QUARTER END

     Since 1994, the Company has used "4-4-5" method to determine its fiscal months, quarters and years. Effective April 30, 2000, it will use the regular calendar to determine the financial cut-off times for these periods. The reason for this change is to accommodate a future significant acquisition and to be more compatible with software used in the operation of the business.

3.  INVESTMENT -- MONEY MARKET

     This money market account has been set up for undisbursed funds relating to the Vermont Economic Development Authority Bond issuance (discussed in note four). The funds have been invested in First Union's Evergreen Money Market account and administered by First Union, the Bond trustee. These funds are restricted for the expenditures related to the purchase of building and equipment.

4.  LONG TERM DEBT

     The Company amended and restated its five-year revolving credit agreement with First Union National Bank and KeyBank National Association on January 28, 2000. The facility was increased to $25 million from $15 million under the terms and conditions of the agreement. The interest rate on funds borrowed under the agreement is LIBOR plus 2.5%. As of the end of the quarter, the Company had fixed the rate of interest on $7,500,000 of its outstanding debt at 8.43%. In conjunction with the facility, the Company entered into a Letter of Credit with First Union for $4,300,000 to secure bonds issued for the same amount by the Vermont Economic Development Authority. It pays a 2% annual fee of the Letter of Credit amount. As of April 30, 2000, exclusive of the Letter of Credit, the Company had borrowed $14,500,000 pursuant to this agreement and $1,359,000 had been disbursed from the bond proceeds. The Bonds were issued as two series designated as Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A 20 year bonds and Variable Rate Demand/Fixed Rate Revenue Bonds (Vermont Pure Springs, Inc. Project) 1999 Series A-T (Taxable) 10 year bonds. The Series A Bonds were issued for $3,195,000 and mature on January 1, 2020 and the Series A-T Bonds were issued for $1,105,000 and mature on January 1, 2011. The "Floating Rate" is a variable rate of interest equal to the minimum rate of interest necessary, in the sole judgment of the Remarketing Agent (First Union Securities, Inc.), to sell the Bonds on any Business Day at a price equal to the principal amount thereof, exclusive of accrued interest, if any, thereon. Interest is determined on a weekly basis and is payable on the first of every month.

                  VERMONT PURE HOLDINGS, LTD. AND SUBSIDIARIES

                                  (UNAUDITED)

5.  LEGAL PROCEEDINGS

     The Company reached a settlement with its largest spring water source on December 1, 1999. As part of the settlement, the owner of the spring and its affiliate paid $1,270,000 to the Company and acknowledged the Company's rights under the amended water supply contract and right of first refusal to purchase the spring site. In order to obtain the rights to the supply contract, the Company had previously issued a $975,000 non-interest bearing convertible debenture to the original creditor of the owner of the spring and its affiliate. Settlement of the transaction resulted in miscellaneous income being recorded for the period.

Cash Settlement.............................................  $1,270,000
Less: Debt Assumed..........................................     975,000
Less: Legal Fees............................................      22,113
                                                              ----------
Total Miscellaneous Income..................................  $  272,887
                                                              ==========

6.  INTEREST RATE HEDGE

     On May 2, 2000, the Company signed a three-year "swap" agreement with the KeyBank National Association to fix the interest rate on $5,000,000 of the Company's debt. The agreement fixes the variable LIBOR rate portion of the debt at 7.13%. As of April 30, 2000 the Company's total interest rate spread was 2.5% over LIBOR. Consequently, the agreement currently fixes the portion of the debt at 9.63%.

7.  COMMITMENTS

     In March 1999, Vermont Pure Holdings, Ltd. entered into distribution agreements with several Snapple distributors in order to replace a major customer. Effective March 1, 2000, the Company modified its distribution agreements with three of these distributors. Consequently, Vermont Pure is the exclusive spring water brand carried by Mr. Natural, Inc., Millrose Distributors and Snapple of Long Island, Inc. The distribution area served by these businesses is the greater metropolitan New York City area.

8.  SUBSEQUENT EVENT

     On May 5, 2000 Vermont Pure Holdings, Ltd. entered into an Agreement and Plan of Merger and Contribution with Crystal Rock Spring Water Company. Crystal Rock is a privately held company. The agreement provides for the formation of a new publicly held holding company, also to be known as Vermont Pure Holdings, Ltd., that will own the two businesses. Existing shareholders of Vermont Pure will receive stock of the new holding company on a 1-for-1 basis.

     The consideration to be paid is approximately $63.2 million, consisting of not less than $9.5 million in cash, stock of Vermont Pure valued at $31.1 million for purposes of the transaction, 12% subordinated notes due 2007 of Vermont Pure in the original principal amount of $22.6 million. The stock price of Vermont Pure for purposes of the merger will be determined prior to the closing and has a collar of from $2.80 per share to $3.15 per share. As a result, the number of shares that will be issued will be from approximately 11.1 million to approximately 9.9 million shares, depending on the price.

     The transaction requires the approval of the stockholders of Vermont Pure and is subject to bank financing. In conjunction with the merger agreement, the Company executed a commitment letter with Webster Bank of Waterbury, Connecticut that provides for up to $36 million in financing for the cash portion of the purchase price, consolidate the existing debt of both companies (including $1.7 million of Crystal Rock indebtedness), and post-merger working capital.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Crystal Rock Spring Water Company
1050 Buckingham Street
Watertown, Connecticut 06795

We have audited the balance sheets of Crystal Rock Spring Water Company as of October 31, 1999 and 1998, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Rock Spring Water Company as of October 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          /s/ BERGER, KNOTH & COMPANY, P.C.
                                          --------------------------------------
                                          Certified Public Accountants

Stamford, Connecticut
January 26, 2000

                       CRYSTAL ROCK SPRING WATER COMPANY

                                 BALANCE SHEETS

                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1999           1998
                                                              -----------    -----------
ASSETS
CURRENT ASSETS:
  Cash and Equivalents......................................  $   430,189    $    80,466
  Accounts Receivable -- Net of Allowance for Doubtful
     Accounts...............................................    2,856,739      2,829,343
  Other Receivables.........................................       11,134        187,533
  Prepaid Expenses..........................................      292,312        243,752
  Inventory.................................................      606,790        550,373
                                                              -----------    -----------
          Total Current Assets..............................    4,197,164      3,891,467
                                                              -----------    -----------
PROPERTY, PLANT AND EQUIPMENT:
  Land......................................................      293,653        293,653
  Buildings and Improvements................................    5,057,749      5,026,795
  Computers and Software....................................      521,324        474,299
  Machinery and Equipment...................................    9,258,312      8,699,019
  Transportation Equipment..................................    2,867,557      2,873,931
  Furniture and Fixtures....................................      442,007        585,953
                                                              -----------    -----------
          Total Property, Plant and Equipment...............   18,440,602     17,953,650
  Less Accumulated Depreciation.............................    9,226,439      8,935,316
                                                              -----------    -----------
          Property, Plant and Equipment -- Net..............    9,214,163      9,018,334
                                                              -----------    -----------
OTHER ASSETS:
  Loan Receivable -- Long Term..............................      132,750             --
  Other Assets -- Net of Amortization.......................      739,190        838,149
                                                              -----------    -----------
          Total Other Assets................................      871,940        838,149
                                                              -----------    -----------
          TOTAL ASSETS......................................  $14,283,267    $13,747,950
                                                              ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts Payable..........................................  $   803,269    $   662,364
  Accrued Expenses..........................................      382,190        442,701
  Loans Payable (Current Portion)...........................      500,616        491,478
  Profit Sharing Payable....................................       63,000        120,000
  Income Taxes Payable......................................       73,406             --
  Deferred Income Tax (Current Portion).....................       14,866             --
                                                              -----------    -----------
          Total Current Liabilities.........................    1,837,347      1,716,543
                                                              -----------    -----------
LONG TERM LIABILITIES:
  Deferred Income Tax (Long-Term Portion)...................      614,406        565,097
  Loans Payable (Long-Term Portion).........................    4,771,285      5,281,013
                                                              -----------    -----------
          Total Long Term Liabilities.......................    5,385,691      5,846,110
                                                              -----------    -----------
OTHER LIABILITIES:
  Security Deposits.........................................    1,548,141      1,420,820
                                                              -----------    -----------
          Total Liabilities.................................    8,771,179      8,983,473
                                                              -----------    -----------
STOCKHOLDERS' EQUITY:
  Common Stock ($0 Par, 5,000 Shs. Authorized, 1,710 Shs.
     Issued and Outstanding)................................       85,200         85,200
  Paid-In Surplus...........................................       28,512         28,512
  Retained Earnings.........................................    5,398,376      4,650,765
                                                              -----------    -----------
          Total Stockholders' Equity........................    5,512,088      4,764,477
                                                              -----------    -----------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $14,283,267    $13,747,950
                                                              ===========    ===========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                              STATEMENTS OF INCOME

                                                                  FISCAL YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1999           1998
                                                              -----------    -----------
OPERATING REVENUE...........................................  $24,017,850    $22,431,198
COST OF SALES...............................................    9,258,222      8,845,138
                                                              -----------    -----------
  Gross Profit..............................................   14,759,628     13,586,060
                                                              -----------    -----------
SELLING EXPENSE.............................................    6,215,647      5,625,914
GENERAL AND ADMINISTRATIVE EXPENSE..........................    6,958,882      6,413,599
                                                              -----------    -----------
          Total Operating Expenses..........................   13,174,529     12,039,513
                                                              -----------    -----------
          Operating Income..................................    1,585,099      1,546,547
                                                              -----------    -----------
OTHER INCOME AND (EXPENSE):
  Gain (Loss) on Sale of Assets.............................        5,000        (20,129)
  Rental Income -- Office Space.............................       38,165         36,875
  Interest Income...........................................       55,396         15,686
  Interest Expense..........................................     (373,189)      (434,575)
                                                              -----------    -----------
          Total Other (Expense).............................     (274,628)      (402,143)
                                                              -----------    -----------
          Income Before Provision for State and Federal
             Income Tax.....................................    1,310,471      1,144,404
Provision for State and Federal Income Tax..................      562,860        495,557
                                                              -----------    -----------
          NET INCOME........................................  $   747,611    $   648,847
                                                              ===========    ===========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                        STATEMENTS OF RETAINED EARNINGS

                                                                 FISCAL YEARS ENDED
                                                                    OCTOBER 31,
                                                              ------------------------
                                                                 1999          1998
                                                              ----------    ----------
RETAINED EARNINGS
  Beginning of Period.......................................  $4,650,765    $4,001,918
Additions:
  Net Income................................................     747,611       648,847
                                                              ----------    ----------
RETAINED EARNINGS
  End of Period.............................................  $5,398,376    $4,650,765
                                                              ==========    ==========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                  FISCAL YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1999           1998
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income................................................  $   747,611    $   648,847
  Adjustments to Reconcile Net Income to Net Cash Provided
     by Operating Activities:
     Depreciation and Amortization..........................    1,713,064      1,575,738
     Deferred Income Taxes..................................       64,175         54,600
     Decrease (Increase) in:
       Accounts Receivable..................................      (27,396)       (44,070)
       Other Receivables....................................       43,649       (182,533)
       Inventories and Prepaid Expenses.....................     (104,977)       166,433
     Increase (Decrease) in:
       Accounts Payable.....................................      140,905        113,293
       Accrued Expenses.....................................      (60,511)       161,587
       Profit Sharing Plan Payable..........................      (57,000)       (40,000)
       Security Deposits....................................      127,321        123,452
       Taxes Payable........................................       73,406             --
                                                              -----------    -----------
     Net Cash Provided By Operating Activities..............    2,660,247      2,577,347
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Property, Plant and Equipment.................   (1,806,115)    (1,945,907)
  Disposition of Property, Plant and Equipment..............           --        119,943
                                                              -----------    -----------
     Net Cash Used in Investing Activities..................   (1,806,115)    (1,825,964)
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Mortgages and Bank Notes....................           --             --
  Repayment of Mortgages and Bank Notes.....................     (500,590)      (646,534)
  Acquisition of Other Assets...............................       (5,359)      (163,492)
  Disposition of Other Assets...............................        1,540            223
                                                              -----------    -----------
     Net Cash Used By Financing Activities..................     (504,409)      (809,803)
                                                              -----------    -----------
Net Increase (Decrease) in Cash.............................      349,723        (58,420)
Cash and Equivalents -- Beginning of Year...................       80,466        138,886
                                                              -----------    -----------
Cash and Equivalents -- End of Year.........................  $   430,189    $    80,466
                                                              ===========    ===========
Supplemental Information:
  Cash Paid for Income Taxes................................      498,685        434,938
  Cash Paid for Interest....................................      373,189        434,575

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE 1 -- OPERATIONS

     Crystal Rock Spring Water Company is a privately held corporation primarily engaged in the purification and distribution of bottled water.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies followed by Crystal Rock Spring Water Company are summarized below:

  Inventories

     Inventories are stated at the lower of cost or market and accounted for by the first-in, first-out method.

  Property, Plant and Equipment

     Property, plant and equipment are recorded at cost. Significant improvements, additions, renewals and betterments that materially add to productive capacity or extend the life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred.

  Depreciation

     The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on a straight-line method for financial reporting purposes and on accelerated methods for income tax purposes.

  Mortgage Acquisition Costs

     Loan origination and commitment fees have been capitalized and are being amortized on a straight-line method over the term of the debt instruments.

  Income Taxes

     The provision for income tax includes federal and state taxes currently payable, and deferred taxes. The Company has adopted the provisions of SFAS No.
109. Deferred income taxes arise from timing differences between income for financial reporting and income tax purposes. These timing differences result principally from depreciation and allowable deductions for contributions.

  Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

  Common Stock

     The Company is authorized to issue 5,000 shares of common stock. As of October 31, 1999 there were 1,710 shares outstanding.

NOTE 3 -- ALLOWANCE FOR DOUBTFUL ACCOUNTS

     An allowance for doubtful accounts is provided based upon management's evaluation of the collectibility of the accounts receivable for financial reporting purposes.

                       CRYSTAL ROCK SPRING WATER COMPANY

     The allowance for doubtful accounts is $208,864 for the year ending October 31, 1999 and $105,502 for the year ending October 31, 1998.

NOTE 4 -- LOANS PAYABLE

     The following is a summary of loans payable at October 31, 1999 and October 31, 1998:

                                                                     1999          1998
                                                                  ----------    ----------
A $3,405,612 mortgage with Fleet Bank, modified for
interest rate change March 1, 1999, is subject to
interest at 6.11% per annum and will remain unchanged
through February 2004 at which point a new fixed rate
will be established based on the weekly yield
percentage for United States Treasury fixed interest
obligations plus 1%. The note consists of 180 monthly
payments of $29,106.11 which includes principal and
interest. Next rate change is scheduled for March 1,
2004.

Principal maturities of the note, as of October 31, 1999, during the next five years are as follows:

            YEAR ENDED OCTOBER 31,
            ----------------------
              2000.........................  148,441
              2001.........................  158,480
              2002.........................  168,581
              2003.........................  179,326
              2004.........................  190,296
                                                                   3,300,709     3,453,453

A $1,000,000 commercial promissory note (Line of Credit)
with Fleet Bank has been executed as of August 30, 1995.
Nothing has been drawn on the line as of October 31, 1999.
Interest on the note will be computed on a 360 day period at a rate of 8.5%.
                                                                          --            --

A $3,000,000 line of credit note with Fleet Bank has been
executed as of June 5, 1998. Nothing has been drawn on the
line as of October 31, 1999. Interest on the note will be
computed on a 360 day period at a rate of prime rate or at
the LIBOR rate plus 110 basis points. The right to request
advances on this note terminates on June 1, 2000. Any
principal due at the termination date is eligible for
conversion to a term note.
                                                                          --            --

A commercial promissory note with Fleet Bank has been executed as of June 5, 1998. The terms of the modification call for interest to be computed on a 360 day period at a rate of the prime rate or the LIBOR rate plus 110 basis points. Principal payments are due in the amount of $28,988 per month with any outstanding principal due at the maturity date of June 1, 2005.

                       CRYSTAL ROCK SPRING WATER COMPANY

                                                                    1999          1998
                                                                 ----------    ----------
Principal maturities of the note, as of October 31, 1999,
during the next five years are as follows:

            YEAR ENDED OCTOBER 31,
            ----------------------
              2000.........................  347,856
              2001.........................  347,856
              2002.........................  347,856
              2003.........................  347,856
              2004.........................  347,856
                                                                   1,971,192     2,319,038
                                                                  ----------    ----------

            Total Notes Payable.................................   5,271,901     5,772,491
              Less Current Portion..............................     500,616       491,478
                                                                  ----------    ----------
              Total Long Term Portion...........................  $4,771,285    $5,281,013
                                                                  ==========    ==========

NOTE 5 -- PROFIT SHARING PLAN AND 401(K) PLAN

     The Profit Sharing Plan covers all employees who have completed the required minimum length of service. Contributions are determined by management and are allocated to the participants based on salary. For years ending October 31, 1999 and 1998, the Company contributed $185,000 and $170,000 respectively.

     The Company also operates a 401(K) Plan for its' employees. The Company does match 10% of the first 6% that employees contribute to this plan. Employees can contribute a maximum of 10% of their salaries.

NOTE 6 -- PROVISION FOR INCOME TAXES

     The components of the provision for income taxes are as follows:

                                                             OCTOBER 31,
                                                         --------------------
                                                           1999        1998
                                                         --------    --------
Current:
  Federal..............................................  $382,765    $316,315
  State................................................   115,920     118,623
                                                         --------    --------
                                                          498,685     434,938
  Change in Net Deferred Tax...........................    64,175      54,600
                                                         --------    --------
          Total........................................  $562,860    $489,538
                                                         ========    ========

NOTE 7 -- RELATED PARTY TRANSACTIONS

     The Company leases office, production, storage and parking facilities from major shareholders on a month to month basis. Rent expense paid to related parties, deducted in the accompanying statements of income for the years ended October 31, 1999 and 1998, was $216,000 and $216,000 respectively.

     The Company has a service agreement with CDS/Voyager Software, an entity in which the Company is a shareholder. The Company pays approximately $2,263 per month for the service agreement. Additionally, the Company holds a loan receivable from CDS/Voyager of $120,000, which was entered into on August 1, 1998. Interest on this receivable has accrued to $12,750 as of October 31, 1999.

                       CRYSTAL ROCK SPRING WATER COMPANY

NOTE 8 -- LEASES AND COMMITMENTS

     A small package bottling line is leased from Liquabox, Inc., on which a $681 yearly rental is charged and on the provision that the Company buys certain supplies only from Liquabox, Inc. The company has determined that this agreement is a cost-effective alternative to buying the equipment.

NOTE 9 -- PURCHASE AGREEMENTS

     The Company has one payment remaining on its purchase of Colony Coffee. This payment is estimated to be $54,044 and is scheduled to be paid in February 2000. Additionally, the Company has an option to purchase the vending routes associated with Colony Coffee. This option has not yet been decided upon by management.

     The Company has plans to enter into an agreement to buy vending routes and equipment from FBN Enterprises/Deleo Vending. The anticipated amount of this purchase is approximately $75,000. A six month term agreement is expected.

NOTE 10 -- LETTER OF CREDIT

     The Company has a letter of credit for $230,312 at October 31, 1999, which secures its equity interest in MAC Causality. This letter of credit is scheduled to increase by $20,330 to $250,642 in February 2000.

NOTE 11 -- ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 12 -- CONCENTRATIONS OF CREDIT RISK

     The Company grants credit to its customers, primarily located in the northeastern United States, during the normal course of business. The Company performs ongoing credit evaluations of its customers' and generally requires no collateral from its customers. The Company routinely collects a security deposit on its bottles. At times throughout the year the Company may maintain certain bank accounts in excess of the FDIC insured limits.

NOTE 13 -- POLICY FOR PAID DAYS OFF

     The Company grants paid vacation time off to full time employees in the following manner:

  At the completion of 1 year    1 week
  For years two through nine     2 weeks per year
  For years ten or more          3 weeks per year

     The Company allows up to 5 paid sick days per year, to employees with more than one year of service. Sick pay accumulates at the rate of one-half day every five weeks. Unused vacation and/or sick days are paid at the end of the year.

                       CRYSTAL ROCK SPRING WATER COMPANY

NOTE 14 -- LITIGATION

     The Company is currently named as a co-defendant in a lawsuit regarding the packaging of flavored water. The Company has been indemnified by the primary defendant for any losses which occur. It is the opinion of the Company's legal counsel that the Company will have no liability regarding this matter.

NOTE 15 -- RECLASSIFICATIONS

     Certain amounts in the October 31, 1998 financial statements have been reclassified to conform to the October 31, 1999 presentation.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Crystal Rock Spring Water Company
1050 Buckingham Street
Watertown, Connecticut 06795

     We have audited the balance sheets of Crystal Rock Spring Water Company as of October 31, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Rock Spring Water Company as of October 31, 1998 and 1997, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          /s/ BERGER & COMPANY, P.C.
                                          --------------------------------------
                                          Certified Public Accountants

Stamford, Connecticut
February 5, 1999

                       CRYSTAL ROCK SPRING WATER COMPANY

                                 BALANCE SHEETS

                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1998           1997
                                                              -----------    -----------
ASSETS
CURRENT ASSETS:
  Cash and Equivalents......................................  $    80,466    $   138,886
  Accounts Receivable -- Net of Allowance for Doubtful
     Accounts...............................................    2,829,343      2,785,273
  Other Receivables.........................................      187,533          5,000
  Prepaid Expenses..........................................      243,752        299,831
  Inventory.................................................      550,373        660,727
                                                              -----------    -----------
          Total Current Assets..............................    3,891,467      3,889,717
                                                              -----------    -----------
PROPERTY, PLANT AND EQUIPMENT:
  Land......................................................      293,653        293,653
  Buildings and Improvements................................    5,026,795      5,026,795
  Computers.................................................      474,299        383,534
  Machinery and Equipment...................................    8,699,019      7,654,475
  Transportation Equipment..................................    2,873,931      2,519,455
  Furniture and Fixtures....................................      585,953        568,296
                                                              -----------    -----------
          Total Property, Plant and Equipment...............   17,953,650     16,446,208
  Less Accumulated Depreciation.............................    8,935,316      7,774,474
                                                              -----------    -----------
          Property, Plant and Equipment -- Net..............    9,018,334      8,671,734
                                                              -----------    -----------
  Other Assets -- Net of Amortization.......................      838,149        771,254
                                                              -----------    -----------
          TOTAL ASSETS......................................  $13,747,950    $13,332,705
                                                              ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts Payable..........................................  $   662,364    $   549,071
  Accrued Expenses..........................................      442,701        281,114
  Loans Payable (Current Portion)...........................      491,478        266,761
  Profit Sharing Payable....................................      120,000        160,000
  Deferred Income Tax (Current Portion).....................           --         13,403
                                                              -----------    -----------
          Total Current Liabilities.........................    1,716,543      1,270,349
                                                              -----------    -----------
LONG TERM LIABILITIES:
  Deferred Income Tax (Long-Term Portion)...................      565,097        497,094
  Loans Payable (Long-Term Portion).........................    5,281,013      6,152,264
                                                              -----------    -----------
          Total Long Term Liabilities.......................    5,846,110      6,649,358
                                                              -----------    -----------
OTHER LIABILITIES:
  Security Deposits.........................................    1,420,820      1,297,368
                                                              -----------    -----------
          Total Liabilities.................................    8,983,473      9,217,075
                                                              -----------    -----------
STOCKHOLDERS' EQUITY:
  Common Stock ($0 Par, 5,000 Shs. Authorized, 1,710 Shs.
     Issued and Outstanding)................................       85,200         85,200
  Paid-In Surplus...........................................       28,512         28,512
  Retained Earnings.........................................    4,650,765      4,001,918
                                                              -----------    -----------
          Total Stockholders' Equity........................    4,764,477      4,115,630
                                                              -----------    -----------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $13,747,950    $13,332,705
                                                              ===========    ===========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                              STATEMENTS OF INCOME

                                                                  FISCAL YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1998           1997
                                                              -----------    -----------
OPERATING REVENUE...........................................  $22,431,198    $19,637,591
COST OF SALES...............................................    8,845,138      7,837,773
                                                              -----------    -----------
  Gross Profit..............................................   13,586,060     11,799,818
                                                              -----------    -----------
SELLING EXPENSE.............................................    5,625,914      5,006,281
GENERAL AND ADMINISTRATIVE EXPENSE..........................    6,413,599      5,742,220
                                                              -----------    -----------
          Total Operating Expenses..........................   12,039,513     10,748,501
                                                              -----------    -----------
          Operating Income..................................    1,546,547      1,051,317
                                                              -----------    -----------
OTHER INCOME AND (EXPENSE):
  Loss on Sale of Assets....................................      (20,129)            --
  Rental Income -- Office Space.............................       36,875         35,136
  Interest Income...........................................       15,686            592
  Interest Expense..........................................     (434,575)      (429,597)
  Write-up of Investments Previously Written down...........           --          5,277
                                                              -----------    -----------
          Total Other Income and (Expense)..................     (402,143)      (388,592)
                                                              -----------    -----------
          Income Before Provision for State and Federal
             Income Tax.....................................    1,144,404        662,725
Provision for State and Federal Income Tax..................      495,557        310,667
                                                              -----------    -----------
          NET INCOME........................................  $   648,847    $   352,058
                                                              ===========    ===========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                        STATEMENTS OF RETAINED EARNINGS

                                                                 FISCAL YEARS ENDED
                                                                    OCTOBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              ----------    ----------
RETAINED EARNINGS
  BEGINNING OF PERIOD.......................................  $4,001,918    $3,649,860
Additions:
  Net Income................................................     648,847       352,058
                                                              ----------    ----------
RETAINED EARNINGS
  END OF PERIOD.............................................  $4,650,765    $4,001,918
                                                              ==========    ==========

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                            STATEMENTS OF CASH FLOWS

                                                                  FISCAL YEARS ENDED
                                                                     OCTOBER 31,
                                                              --------------------------
                                                                 1998           1997
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income................................................  $   648,847    $   352,058
  Adjustments to Reconcile Net Income to Net Cash Provided
     by
     Operating Activities:
     Depreciation and Amortization..........................    1,575,738      1,388,073
     Deferred Income Taxes..................................       54,600         45,926
     Decrease (Increase) in:
       Accounts Receivable..................................      (44,070)      (522,103)
       Other Receivables....................................     (182,533)           699
       Inventories and Prepaid Expenses.....................      166,433       (171,243)
     Increase (Decrease) in:
       Accounts Payable.....................................      113,293       (114,616)
       Accrued Expenses.....................................      161,587         62,708
       Profit Sharing Plan Payable..........................      (40,000)            --
       Security Deposits....................................      123,452        133,233
                                                              -----------    -----------
     Net Cash Provided By Operating Activities..............    2,577,347      1,174,735
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Property, Plant and Equipment.................   (1,945,907)    (3,068,137)
  Disposition of Property, Plant and Equipment..............      119,943        297,583
                                                              -----------    -----------
     Net Cash Used in Investing Activities..................   (1,825,964)    (2,770,554)
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Mortgages and Bank Notes....................           --      5,003,768
  Repayment of Mortgages and Bank Notes.....................     (646,534)    (2,710,844)
  Acquisition of Other Assets...............................     (163,492)      (616,137)
  Disposition of Other Assets...............................          223          2,838
                                                              -----------    -----------
     Net Cash Used By Financing Activities..................     (809,803)     1,679,625
                                                              -----------    -----------
Net Increase (Decrease) in Cash.............................      (58,420)        83,806
Cash and Equivalents -- Beginning of Year...................      138,886         55,080
                                                              -----------    -----------
Cash and Equivalents -- End of Year.........................  $    80,466    $   138,886
                                                              ===========    ===========
Supplemental Information:
  Cash Paid for Income Taxes................................      434,938        264,761
  Cash Paid for Interest....................................      434,575        429,597

 See accountants' audit report and accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1 -- OPERATIONS

     Crystal Rock Spring Water Company is a privately held corporation primarily engaged in the purification and distribution of bottled water.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by Crystal Rock Spring Water Company are summarized below:

  Inventories

     Inventories are stated at the lower of cost or market and accounted for by the first-in, first-out method.

  Property, Plant and Equipment

     Property, plant and equipment are recorded at cost. Significant improvements, additions, renewals and betterments that materially add to productive capacity or extend the life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred.

  Depreciation

     The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on a straight-line method for financial reporting purposes and on accelerated methods for income tax purposes.

  Mortgage Acquisition Costs

     Loan origination and commitment fees have been capitalized and are being amortized on a straight-line method over the term of the debt instruments.

  Income Taxes

     The provision for income tax includes federal and state taxes currently payable, and deferred taxes. The Company has adopted the provisions of SFAS No.
109. Deferred income taxes arise from timing differences between income for financial reporting and income tax purposes. These timing differences result principally from depreciation and allowable deductions for contributions.

  Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

  Common Stock

     The Company is authorized to issue 5000 shares of common stock. As of October 31, 1998 there were 1710 shares outstanding.

NOTE 3 -- ALLOWANCE FOR DOUBTFUL ACCOUNTS

     An allowance for doubtful accounts is provided based upon management's evaluation of the collectibility of the accounts receivable for financial reporting purposes.

                       CRYSTAL ROCK SPRING WATER COMPANY

     The allowance for doubtful accounts is $105,502 for the year ending October 31, 1998 and $70,721 for the year ending October 31, 1997.

NOTE 4 -- LOANS PAYABLE

     The following is a summary of loans payable at October 31, 1998 and October 31, 1997:

                                                                 1998          1997
                                                              ----------    ----------
A $75,000 note payable with Webster Bank, has been assumed
as of November 1996. The loan requires interest only
payments until the loan turns into a term note in September
1998. Interest is currently calculated at 200 basis points
above LIBOR. This loan was combined with other loans and
modified into a new agreement on June 5, 1998.
                                                              $       --    $   75,000

A $325,000 note payable with Webster Bank, has been assumed
as of November 1996. The loan requires interest only
payments until the loan turns into a term note in September
1998. Interest is currently calculated at 200 basis points
above LIBOR. This loan was combined with other loans and
modified into a new agreement on June 5, 1998.
                                                                      --       191,518

A $3,945,000 mortgage with Fleet Bank, modified June 5,
1998, is subject to interest at 6.50% per annum and will remain unchanged through February 1999 at which point a new fixed rate will be established based on the weekly yield percentage for United States Treasury fixed interest obligations plus 1%. The note consists of 180 monthly payments of $30,573.75 which includes principal and interest.
Principal maturities of the note, as of October 31, 1998, during the next five years are as follows:

            YEAR ENDED OCTOBER 31,
            ----------------------
              1999.........................  143,622
              2000.........................  152,761
              2001.........................  163,756
              2002.........................  174,879
              2003.........................  187,060

                                                               3,453,453     3,577,507

A $1,000,000 commercial promissory note (Line of Credit)
with Fleet Bank has been executed as of August 30, 1995.
Nothing has been drawn on the line as of October 31, 1998.
Interest on the note will be computed on a 360 day period at a rate of 8.5%.
                                                                      --            --

                       CRYSTAL ROCK SPRING WATER COMPANY

                                                                 1998          1997
                                                              ----------    ----------
A $3,000,000 line of credit note with Fleet Bank has been
executed as of June 5, 1998. Nothing has been drawn on the
line as of October 31, 1998. Interest on the note will be
computed on a 360 day period at a rate of prime rate or at
the LIBOR rate plus 110 basis points. The right to request
advances on this note terminates on June 1, 2000. Any
principal due at the termination date is eligible for
conversion to a term note.

A $750,000 equipment promissory note (Line of Credit) with
Fleet Bank has been executed as of August 30, 1995. The note has been partially utilized at October 31, 1996. Interest on the note is computed on a 360 day period at a rate of 6%. On the termination date of December 1, 1996 the principal
amount of all outstanding advances here under shall be
repayable in sixty (60) substantially equal monthly
installments commencing January 1, 1997. Interest on the
fixed note is computed at the bank's base rate. At October
31, 1997 the base rate was 7.40625%. This note was combined
with other loans and modified into a new agreement on June
5, 1998.
                                                                      --       625,000

A $1,950,000 commercial promissory note with Fleet Bank has
been executed as of November 21, 1996 and modified October
15, 1997. Interest on the note is computed on a 360 day
period at a rate of the prime rate, LIBOR rate, or cost of
funds plus 150 basis points. On the termination date of
February 28, 1998 the principal amount outstanding shall be
repayable. No principal payments are due until the
termination date. This note was combined with other loans
and modified into a new agreement on June 5, 1998.
                                                                      --     1,950,000

A commercial promissory note with Fleet Bank combining the previously referred to notes, has been executed as of June
5, 1998. The terms of the modification call for interest to be computed on a 360 day period at a rate of the prime rate or the LIBOR rate plus 110 basis points. Principal payments are due in the amount of $28,988 per month with any outstanding principal due at the maturity date of June 1, 2005.

                       CRYSTAL ROCK SPRING WATER COMPANY

                                                                 1998          1997
                                                              ----------    ----------
Principal maturities of the note, as of October 31, 1998,
during the next five years are as follows:

            YEAR ENDED OCTOBER 31,
            ----------------------
              1999.........................  347,856
              2000.........................  347,856
              2001.........................  347,856
              2002.........................  347,856
              2003.........................  347,856

                                                               2,319,038            --
                                                              ----------    ----------
            Total Notes Payable.............................   5,772,491     6,419,025
            Less Current Portion............................     491,478       266,761
                                                              ----------    ----------
            Total Long Term Portion.........................  $5,281,013    $6,152,264
                                                              ==========    ==========

NOTE 5 -- PROFIT SHARING PLAN

     The Profit Sharing Plan covers all employees who have completed the required minimum length of service. Contributions are determined by management and are allocated to the participants based on salary. For years ending October 31, 1998 and 1997, the Company contributed $170,000 and $160,000 respectively.

NOTE 6 -- PROVISION FOR INCOME TAXES

     The components of the provision for income taxes are as follows:

                                                             OCTOBER 31,
                                                         --------------------
                                                           1998        1997
                                                         --------    --------
Current:
  Federal..............................................  $316,315    $197,251
  State................................................   118,623      67,490
                                                         --------    --------
                                                          434,938     264,741
  Change in Net Deferred Tax...........................    54,600      45,926
                                                         --------    --------
          Total........................................  $489,538    $310,667
                                                         ========    ========

NOTE 7 -- RELATED PARTY TRANSACTIONS

     The Company leases office, production, storage and parking facilities from major shareholders on a month to month basis. Rent expense paid to related parties, deducted in the accompanying statements of income for the years ended October 31, 1998 and 1997, was $216,000 and $196,000 respectively.

     The Company has a service agreement with CDS/Voyager Software, an entity in which the Company is a shareholder. The Company pays approximately $2,263 per month for the service agreement. For the year ended October 31, 1998, the Company paid software upgrade expenses of $53,373. Additionally, the Company holds a loan receivable from CDS/Voyager of $120,000, which was entered into on August 1, 1998.

                       CRYSTAL ROCK SPRING WATER COMPANY

NOTE 8 -- LEASES AND COMMITMENTS

     Excluding the related party transactions shown in Note 7, the Company acted as a guarantor on a lease agreement between Pequot Spring Water Company, as tenant and Doris Brunelle, as landlord. The agreement was terminated in the year ended October 31, 1998. For the year ended October 31, 1998, the Company paid $167,454 on this agreement.

     A small package bottling line is leased from Liquabox, Inc., on which a $681 yearly rental is charged and on the provision that the Company buys certain supplies only from Liquabox, Inc. The company has determined that this agreement is a cost-effective alternative to buying the equipment.

NOTE 9 -- ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 10 -- CONCENTRATIONS OF CREDIT RISK

     The Company grants credit to its customers, primarily located in the northeastern United States, during the normal course of business. The Company performs ongoing credit evaluations of its customers' and generally requires no collateral from its customers. The Company routinely collects a security deposit on its bottles. At times throughout the year the Company may maintain certain bank accounts in excess of the FDIC insured limits.

NOTE 11 -- POLICY FOR PAID DAYS OFF

     The Company grants paid vacation time off to full time employees in the following manner:

  At the completion of 1 year    1 week
  For years two through nine     2 weeks per year
  For years ten or more          3 weeks per year

     The Company allows up to 5 paid sick days per year, to employees with more than one year of service. Sick pay accumulates at the rate of one-half day every five weeks. Unused vacation and/or sick days are paid at the end of the year.

NOTE 12 -- LITIGATION

     The Company is currently named as a co-defendant in a lawsuit regarding the packaging of flavored water. The Company has been indemnified by the primary defendant for any losses which occur. It is the opinion of the Company's legal counsel that the Company will have no liability regarding this matter.

NOTE 13 -- RECLASSIFICATIONS

     Certain amounts in the October 31, 1997 financial statements have been reclassified to conform to the October 31, 1998 presentation.

                       CRYSTAL ROCK SPRING WATER COMPANY

                            UNAUDITED BALANCE SHEETS

                                                               APRIL 30,     OCTOBER 31,
                                                              -----------    -----------
                                                                 2000           1999
                                                              -----------    -----------
ASSETS
CURRENT ASSETS:
  Cash and Equivalents......................................  $   851,517    $   430,189
  Accounts Receivable -- Net of Allowance for Doubtful
     Accounts...............................................    2,897,989      2,856,739
  Other Receivables.........................................        5,700         11,134
  Prepaid Expenses..........................................      305,138        292,312
  Inventory.................................................      672,135        606,790
                                                              -----------    -----------
          Total Current Assets..............................    4,732,479      4,197,164
                                                              -----------    -----------
PROPERTY, PLANT AND EQUIPMENT:
  Land......................................................      293,653        293,653
  Buildings and Improvements................................    5,103,534      5,057,749
  Computers and Software....................................      542,201        521,324
  Machinery and Equipment...................................    9,907,188      9,258,312
  Transportation Equipment..................................    3,450,811      2,867,557
  Furniture and Fixtures....................................      455,463        442,007
                                                              -----------    -----------
          Total Property, Plant and Equipment...............   19,752,850     18,440,602
                                                              -----------    -----------
  Less Accumulated Depreciation.............................   10,109,781      9,226,439
                                                              -----------    -----------
          Property, Plant and Equipment -- Net..............    9,643,069      9,214,163
                                                              -----------    -----------
OTHER ASSETS:
  Loan Receivable -- Long Term..............................      132,750        132,750
  Other Assets -- Net of Amortization.......................      741,224        739,190
                                                              -----------    -----------
          Total Other Assets................................      873,974        871,940
                                                              -----------    -----------
          TOTAL ASSETS......................................  $15,249,522    $14,283,267
                                                              ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts Payable..........................................  $   629,351    $   803,269
  Accrued Expenses..........................................      190,060        382,190
  Loans Payable (Current Portion)...........................      500,699        500,616
  Profit Sharing Payable....................................        6,000         63,000
  Income Taxes Payable......................................      528,044         73,406
  Deferred Income Tax (Current Portion).....................       14,866         14,866
                                                              -----------    -----------
          Total Current Liabilities.........................    1,869,020      1,837,347
                                                              -----------    -----------
LONG TERM LIABILITIES:
  Deferred Income Tax (Long-Term Portion)...................      614,406        614,406
  Loans Payable (Long-Term Portion).........................    4,520,661      4,771,285
                                                              -----------    -----------
          Total Long Term Liabilities.......................    5,135,067      5,385,691
                                                              -----------    -----------
OTHER LIABILITIES:
  Security Deposits.........................................    1,602,332      1,548,141
                                                              -----------    -----------
          Total Liabilities.................................    8,606,419      8,771,179
                                                              -----------    -----------
STOCKHOLDERS' EQUITY:
  Common Stock (No Par, 5,000 Shs. Authorized, 1,710 Shs.
     Issued and Outstanding)................................       85,200         85,200
  Paid-In Surplus...........................................       28,512         28,512
  Retained Earnings.........................................    6,529,391      5,398,376
                                                              -----------    -----------
          Total Stockholders' Equity........................    6,643,103      5,512,088
                                                              -----------    -----------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $15,249,522    $14,283,267
                                                              ===========    ===========

                See accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                         UNAUDITED STATEMENTS OF INCOME

                                                                        SIX MONTHS ENDED
                                                                           APRIL 30,
                                                                  ----------------------------
                                                                     2000             1999
                                                                  -----------      -----------
OPERATING REVENUE...........................................      $12,425,907      $11,352,756
COST OF SALES...............................................        4,761,668        4,310,803
                                                                  -----------      -----------
  Gross Profit..............................................        7,664,239        7,041,953
                                                                  -----------      -----------
SELLING EXPENSE.............................................        3,000,516        2,716,493
GENERAL AND ADMINISTRATIVE EXPENSE..........................        2,582,465        2,323,159
                                                                  -----------      -----------
          Total Operating Expenses..........................        5,582,981        5,039,652
                                                                  -----------      -----------
          Operating Income..................................        2,081,258        2,002,301
                                                                  -----------      -----------
OTHER INCOME AND (EXPENSE):
  Rental Income -- Office Space.............................           19,578           19,038
  Interest Income...........................................            4,466           15,282
  Interest Expense..........................................         (171,943)        (195,154)
                                                                  -----------      -----------
          Total Other Income and (Expense)..................         (147,899)        (160,834)
                                                                  -----------      -----------
          Income Before Provision for State and Federal
            Income Tax......................................        1,933,359        1,841,467
Provision for State and Federal Income Tax..................          802,344          764,209
                                                                  -----------      -----------
          NET INCOME........................................      $ 1,131,015      $ 1,077,258
                                                                  ===========      ===========

                See accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                       UNAUDITED STATEMENTS OF CASH FLOWS

                                                                  SIX MONTHS ENDED
                                                                      APRIL 30,
                                                              -------------------------
                                                                 2000           1999
                                                              -----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income................................................  $ 1,131,015    $1,077,258
  Adjustments to Reconcile Net Income to Net Cash Provided
     by Operating Activities:
     Depreciation and Amortization..........................      936,087       794,130
     Decrease (Increase) in:
       Accounts Receivable..................................      (41,250)       35,705
       Other Receivables....................................        5,434      (148,464)
       Inventories and Prepaid Expenses.....................      (78,171)      (93,348)
     Increase (Decrease) in:
       Accounts Payable.....................................     (173,918)     (156,131)
       Accrued Expenses.....................................     (192,130)     (259,264)
       Profit Sharing Plan Payable..........................      (57,000)      (40,000)
       Security Deposits....................................       54,191         3,937
       Taxes Payable........................................      454,638       532,737
                                                              -----------    ----------
     Net Cash Provided By Operating Activities..............    2,038,896     1,746,560
                                                              -----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of Property, Plant and Equipment.................   (1,312,246)     (603,313)
  Disposition of Property, Plant and Equipment..............           --            --
                                                              -----------    ----------
     Net Cash Used in Investing Activities..................   (1,312,246)     (603,313)
                                                              -----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from Borrowings..................................           --       307,400
  Repayment of Borrowings...................................     (250,541)     (247,717)
  Acquisition of Other Assets...............................      (54,781)           --
  Disposition of Other Assets...............................           --            --
                                                              -----------    ----------
     Net Cash Used By Financing Activities..................     (305,322)       59,683
                                                              -----------    ----------
Net Increase (Decrease) in Cash.............................      421,328     1,202,930
Cash and Equivalents -- Beginning of Year...................      430,189        80,466
                                                              -----------    ----------
Cash and Equivalents -- End of Period.......................  $   851,517    $1,283,396
                                                              ===========    ==========
Supplemental Information:
  Cash Paid for Income Taxes................................      347,706       231,472
  Cash Paid for Interest....................................      172,506       191,314

                See accompanying notes to financial statements.

                       CRYSTAL ROCK SPRING WATER COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- BASIS OF PRESENTATION

     In the opinion of management, the Company's unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position, results of operations, and cash flows for the periods presented. The results have been determined on the basis of generally accepted accounting principles and practices applied consistently with the audited financial statements for the year ended October 31, 1999.

NOTE 2 -- OPERATIONS

     Crystal Rock Spring Water Company is a privately held corporation primarily engaged in the manufacture and distribution of bottled water.

NOTE 3 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by Crystal Rock Spring Water Company are summarized below:

  Inventories

     Inventories are stated at the lower of cost or market and accounted for by the first-in, first-out method.

  Property, Plant and Equipment

     Property, plant and equipment are recorded at cost. Significant improvements, additions, renewals and betterments that materially add to productive capacity or extend the life of an asset are capitalized. Maintenance and repairs are charged to expense as incurred.

  Depreciation

     The cost of property, plant and equipment is depreciated over the estimated useful lives of the related assets. Depreciation is computed on a straight-line method for financial reporting purposes and on accelerated methods for income tax purposes.

  Mortgage Acquisition Costs

     Loan origination and commitment fees have been capitalized and are being amortized on a straight-line method over the term of the debt instruments.

  Income Taxes

     The provision for income tax includes federal and state taxes currently payable, and deferred taxes. The Company has adopted the provisions of SFAS No.
109. Deferred income taxes arise from timing differences between income for financial reporting and income tax purposes. These timing differences result principally from depreciation and allowable deductions for contributions.

  Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

                       CRYSTAL ROCK SPRING WATER COMPANY

                                  (UNAUDITED)

  Common Stock

     The Company is authorized to issue 5,000 shares of common stock. As of April 30, 2000 there were 1,710 shares outstanding.

NOTE 4 -- ALLOWANCE FOR DOUBTFUL ACCOUNTS

     An allowance for doubtful accounts is provided based upon management's evaluation of the collectibility of the accounts receivable for financial reporting purposes.

     The allowance for doubtful accounts is $242,322 as of April 30, 2000.

NOTE 5 -- LOANS PAYABLE

     The following is a summary of loans payable at April 30, 2000:

A $3,405,612 mortgage with Fleet Bank, modified for interest rate change March 1, 1999, is subject to interest at 6.11% per annum and will remain unchanged through February 2004 at which point a new fixed rate will be established based on the weekly yield percentage for United States Treasury fixed interest obligations plus 1%. The note consists of 180 monthly payments of $29,106.11 which includes principal and interest. Next rate change is scheduled for March 1, 2004.

Principal maturities of the note, as of October 31, 1999, during the next five years are as follows:

                       YEAR ENDED OCTOBER 31,
                       ----------------------
              2000......................................  $148,441
              2001......................................   158,480
              2002......................................   168,581
              2003......................................   179,326
              2004......................................   190,296

                                                              $3,224,096

A $1,000,000 commercial promissory note (Line of Credit)
with Fleet Bank has been executed as of August 30, 1995.
Nothing has been drawn on the line as of April 30, 2000.
Interest on the note will be computed on a 360 day period at a rate of prime rate or at the LIBOR rate plus 110 basis
points.
                                                                      --

A $3,000,000 line of credit note with Fleet Bank has been
executed as of June 5, 1998. Nothing has been drawn on the
line as of April 30, 2000. Interest on the note will be
computed on a 360 day period at a rate of prime rate or at
the LIBOR rate plus 110 basis points. The right to request
advances on this note terminates on June 1, 2000. Any
principal due at the termination date is eligible for
conversion to a term note.
                                                                      --

                       CRYSTAL ROCK SPRING WATER COMPANY

                                  (UNAUDITED)

                                                                                2000
                                                                             ----------
A commercial promissory note with Fleet Bank has been
executed as of June 5, 1998. The terms of the modification
call for interest to be computed on a 360 day period at a
rate of the prime rate or the LIBOR rate plus 110 basis
points. Principal payments are due in the amount of $28,988
per month with any outstanding principal due at the maturity date of June 1, 2005.

Principal maturities of the note, as of April 30, 2000, during the next five years are as follows:

            YEAR ENDED OCTOBER 31,
            ----------------------
              2000.....................................  $347,856
              2001.....................................   347,856
              2002.....................................   347,856
              2003.....................................   347,856
              2004.....................................   347,856

                                                                               $1,797,264


A $425,000 second mortgage note with Fleet Bank has been
executed as of April 28, 2000. Funds were not made available as of April 30, 2000. Interest on the note will be computed
on a 360 day period at a rate of prime rate or at the LIBOR
rate plus 110 basis points. The note is due on October 28,
2000.
                                                                                       --

            Total Notes Payable..............................................  $5,021,360
            Less Current Portion.............................................     500,699
                                                                               ----------
            Total Long Term Portion..........................................  $4,520,661
                                                                               ==========

NOTE 6 -- PROFIT SHARING PLAN AND 401(K) PLAN

     The Profit Sharing Plan covers all employees who have completed the required minimum length of service. Contributions are determined by management and are allocated to the participants based on salary. For the six months ended April 30, 2000 and 1999, the Company accrued $96,000 and $90,000, respectively. The Company accrues monthly an anticipated contribution, however, the contribution is not finalized until September 30 of each year.

     The Company also operates a 401(K) Plan for its employees. The Company does match 10% of the first 6% that employees contribute to this plan. Employees can contribute a maximum of 10% of their salaries.

                       CRYSTAL ROCK SPRING WATER COMPANY

                                  (UNAUDITED)

NOTE 7 -- PROVISION FOR INCOME TAXES

     The components of the provision for income taxes are as follows:

                                                         APRIL 30,    APRIL 30,
                                                           2000         1999
                                                         ---------    ---------
Current:
  Federal..............................................  $612,187     $583,090
  State................................................   190,157      181,119
                                                         --------     --------
                                                          802,344      764,209
  Change in Net Deferred Tax...........................        --           --
                                                         --------     --------
          Total........................................  $802,344      764,209
                                                         ========     ========

NOTE 8 -- RELATED PARTY TRANSACTIONS

     The Company leases office, production, storage and parking facilities from major shareholders on a month to month basis. Rent expense paid to related parties for the six months ended April 30, 2000 and 1999, was $108,000 and $108,000 respectively.

     The Company has a service agreement with CDS/Voyager Software, an entity in which the Company is a shareholder. The Company pays approximately $2,263 per month for the service agreement. Additionally, the Company holds a loan receivable from CDS/Voyager of $120,000, which was entered into on August 1, 1998. Interest on this receivable has accrued to $12,750 as of April 30, 2000.

NOTE 9 -- LEASES AND COMMITMENTS

     A small package bottling line is leased from Liquabox, Inc., on which a $681 yearly rental is charged and on the provision that the Company buys certain supplies only from Liquabox, Inc. The Company has determined that this agreement is a cost-effective alternative to buying the equipment.

NOTE 10 -- LETTER OF CREDIT

     The Company has a letter of credit for $250,642 at April 30, 2000, which secures its equity interest in MAC Casualty.

NOTE 11 -- ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 12 -- CONCENTRATIONS OF CREDIT RISK

     The Company grants credit to its customers, primarily located in the northeastern United States, during the normal course of business. The Company performs ongoing credit evaluations of its customers' and generally requires no collateral from its customers. The Company routinely collects a security deposit on its bottles. At times throughout the year the Company may maintain certain bank accounts in excess of the FDIC insured limits.

                       CRYSTAL ROCK SPRING WATER COMPANY

                                  (UNAUDITED)

NOTE 13 -- POLICY FOR PAID DAYS OFF

     The Company grants paid vacation time off to full time employees in the following manner:

            At the completion of 1 year    1 week
            For years two through nine     2 weeks per year
            For years ten or more          3 weeks per year

     The Company allows up to 5 paid sick days per year, to employees with more than one year of service. Sick pay accumulates at the rate of one-half day every five weeks. Unused vacation and/or sick days are paid at the end of the year.

NOTE 14 -- LITIGATION

     The Company is currently named as a co-defendant in a lawsuit regarding the packaging of flavored water. The Company has been indemnified by the primary defendant for any losses which occur. It is the opinion of the Company's legal counsel that the Company will have no liability regarding this matter.

                                                                      APPENDIX A
                                                                  EXECUTION COPY

                               AGREEMENT AND PLAN
                                       OF
                            MERGER AND CONTRIBUTION
                       (as amended as of August 28, 2000)

     Agreement and Plan of Merger and Contribution, dated as of May 5, 2000 (the "Agreement"), by and among

     - VERMONT PURE HOLDINGS, LTD., a publicly traded Delaware corporation ("Holdings"),

     - VP MERGER PARENT, INC., a Delaware corporation with no outstanding capital stock ("Parent"),

     - VP ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of "Parent" ("Merger Sub"),

     - CRYSTAL ROCK SPRING WATER COMPANY, a Connecticut corporation (the "Company"), and

     - HENRY E. BAKER, JOHN B. BAKER, PETER K. BAKER and the other stockholders of the Company listed on Exhibit D hereto, being all of the stockholders of the Company (the "Stockholders").

                                    RECITALS

     The respective boards of directors of Holdings, Parent and Merger Sub have approved this Agreement and have determined that it is advisable that Merger Sub be merged with and into Holdings (the "Merger") on the terms and conditions set forth herein and in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"), and Parent, as the sole stockholder of Merger Sub, has approved this Agreement.

     The board of directors of the Company and the Stockholders have approved this Agreement and have determined that contemporaneously with the Merger the Stockholders will contribute all of the issued and outstanding stock of the Company to Parent (the "Contribution").

     Holdings, Parent, Merger Sub, the Company and the Stockholders desire to make certain representations and warranties and other agreements in connection with the Merger and Contribution.

     The parties intend that the Merger and Contribution, taken together, be treated as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the "Code").

     To effect these transactions, Holdings, Parent, Merger Sub, the Company and the Stockholders hereby agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     1.1. CERTAIN MATTERS OF CONSTRUCTION. A reference to an Article, Section, Exhibit or Schedule shall mean an Article of, a Section in, or Exhibit or Schedule to, this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

     1.2. CROSS REFERENCES. The following terms defined elsewhere in this Agreement in the Sections set forth below shall have the respective meanings therein defined:

TERM                                                     DEFINITION
----                                                     ----------
Affiliate............................................  Section 1.3.1.
Affiliated Group.....................................  Section 3.10.1.
Agreement............................................  Preamble
Benefit Plans........................................  Section 3.11.1.
Certificate of Merger................................  Section 2.1.
Closing..............................................  Section 2.6.
Closing Date.........................................  Section 2.6.
Code.................................................  Recitals
Company..............................................  Preamble
Company Common Stock.................................  Section 2.5.1.
Contribution.........................................  Recitals
Certificate of Merger................................  Section 2.1.
DGCL.................................................  Recitals
Effective Date.......................................  Section 2.1.
Effective Time.......................................  Section 2.1.
Employee List........................................  Section 3.12.2.
Encumbrances.........................................  Section 3.15.1.
Environmental Claim..................................  Section 1.3.2.
Environmental Laws...................................  Section 1.3.3.
ERISA................................................  Section 1.3.4.
ERISA Affiliate......................................  Section 1.3.5.
Exchange Act.........................................  Section 1.3.6.
Exchange Ratio.......................................  Section 2.5.2.
Exclusivity Period...................................  Section 7.6.
Financial Advisor....................................  Section 3.27.
Financial Statements.................................  Section 3.6.
GAAP.................................................  Section 3.6.
Governmental Entity..................................  Section 3.5.2.
Holdings.............................................  Preamble
Holdings Public Filings..............................  Section 3.26.
Holdings Stock.......................................  Section 2.4.1.
Insurance Contracts..................................  Section 3.19.
Interim Balance Sheet................................  Section 3.6.
Interim Balance Sheet Date...........................  Section 3.6.
Interim Financial Statements.........................  Section 3.6.
Liabilities..........................................  Section 3.7.2.
Material Adverse Effect..............................  Section 1.3.7.

TERM                                                     DEFINITION
----                                                     ----------
Materials of Environmental Concern...................  Section 1.3.8.
Merger...............................................  Recitals
Merger Sub...........................................  Preamble
Parent...............................................  Preamble
Parent Share Amount..................................  Section 2.5.2.
Parent Stock.........................................  Section 2.4.1.
Permits..............................................  Section 3.8.
Permitted Encumbrances...............................  Section 1.3.9.
Person...............................................  Section 1.3.10.
Proprietary Rights...................................  Section 3.17.1.
Real Property........................................  Section 3.16.1.
Real Property Leases.................................  Section 1.3.11.
Registration Statement...............................  Section 7.1.
SEC..................................................  Section 1.3.12.
Securities Act.......................................  Section 1.3.13.
Share Price..........................................  Section 2.5.2.
Share Price Calculation..............................  Section 2.5.2.
Stockholder Approval.................................  Section 7.1.
Stockholders.........................................  Preamble
Subordinated Notes...................................  Section 2.5.2.
Subsidiary...........................................  Section 1.3.14.
Surviving Corporation................................  Section 2.1.
Tax..................................................  Section 3.10.1.
Tax Returns..........................................  Section 3.10.1.
Treasury Regulation..................................  Section 3.10.1.
Year 2000 Compliant..................................  Section 3.17.3.

     1.3. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

          1.3.1. AFFILIATE: with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person where control (including with correlative meaning, controlled by and under common control with) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          1.3.2. ENVIRONMENTAL CLAIM: any notice alleging potential liability (including potential liability for investigatory costs, cleanup costs, response or remediation costs, natural resources damages, property damages, personal injuries, fines or penalties) arising out of, based on or resulting from (a) the presence, or release of any Material of Environmental Concern at any location, whether or not owned by that party or any of its Affiliates or (b) circumstances forming the basis of any violation, or alleged violation, by that party of any Environmental Law.

          1.3.3. ENVIRONMENTAL LAWS: any and all statutes, regulations, ordinances and laws, including common law, relating to the protection of public health, safety or the environment.

          1.3.4. ERISA: the Employee Retirement Income Security Act of 1974, as amended.

          1.3.5. ERISA AFFILIATE: with respect to a party, any member (other than that party) of a controlled group of corporations, group of trades or businesses under common control or affiliated service group that includes that party (as defined for purposes of Code Sections 414(b), (c) and (m)).

          1.3.6. EXCHANGE ACT: the Securities Exchange Act of 1934, as amended.

          1.3.7. MATERIAL ADVERSE EFFECT: any materially adverse change in or effect on the financial condition, business, operations, assets, properties, results of operations or prospects of an entity.

          1.3.8. MATERIALS OF ENVIRONMENTAL CONCERN: petroleum and its by-products and all substances or constituents that are regulated by, or form the basis of liability under, any Environmental Law.

          1.3.9. PERMITTED ENCUMBRANCES: (a) liens for current taxes and other statutory liens and trusts not yet due and payable or that are being contested in good faith, (b) liens that were incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' liens and other similar liens arising in the ordinary course of business, (c) liens on personal property leased under operating leases, (d) liens, pledges or deposits incurred or made in connection with workmen's compensation, unemployment insurance and other social security benefits, or securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, progress payments, surety and appeal bonds and other obligations of like nature, in each case incurred in the ordinary course of business, (e) pledges of or liens on manufactured products as security for any drafts or bills of exchange drawn in connection with the importation of such manufactured products in the ordinary course of business, (f) liens under Article 2 of the Uniform Commercial Code that are special property interests in goods identified as goods to which a contract refers, and (g) liens under Article 9 of the Uniform Commercial Code that are purchase money security interests, none of which, individually or in the aggregate, exceed $50,000.

          1.3.10. PERSON: an individual, a corporation, an association, a partnership, an estate, a limited liability company, a trust and any other entity or organization.

          1.3.11 REAL PROPERTY LEASES: each lease, sublease, license or other agreement under which a Person uses, occupies or has the right to occupy any real property or interest therein that (a) provides for future minimum payments of $25,000 or more (ignoring any right of cancellation or termination) or (b) the cancellation or termination of which would result in costs to the Person of $25,000 or more.

          1.3.12. SEC: the Securities and Exchange Commission, or any Governmental Entity succeeding to its functions.

          1.3.13.  SECURITIES ACT:  the Securities Act of 1933, as amended.

          1.3.14. SUBSIDIARY: any corporation, association, or other business entity a majority (by number of votes on the election of directors or persons holding positions with similar responsibilities) of the shares of capital stock (or other voting interests) of which is owned by Parent, the Company or their respective Subsidiaries, as the case may be.

                                   ARTICLE 2

                          THE MERGER AND CONTRIBUTION

     2.1. THE MERGER OF MERGER SUB INTO HOLDINGS. Merger Sub shall be merged, in accordance with the applicable provisions of the DGCL, with and into Holdings, which shall be and is sometimes referred to herein to as the "Surviving Corporation." The Merger shall be effected by filing a certificate of merger, substantially in the form of Exhibit A (the "Certificate of Merger") hereto, with the Secretary of State of Delaware in accordance with the applicable provisions of the DGCL. The effective date of the Merger (the "Effective Date") shall be the date upon which the Certificate of Merger is filed with the Secretary of State of Delaware and the effective time of the Merger (the "Effective Time") shall be the time of the filing of the Certificate of Merger with the Secretary of State of Delaware.

     2.2.  SURVIVING CORPORATION AND MERGER SUB.

     2.2.1. CORPORATE EXISTENCE. The Surviving Corporation shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the name of the Surviving Corporation shall be and become "Diamond Acquisition Corp." The separate corporate existence of Merger Sub shall cease at the Effective Time.

     2.2.2. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Certificate of Incorporation of the Surviving Corporation shall be amended and shall be and become the Amended and Restated Certificate of Incorporation of Diamond Acquisition Corp., a copy of which appears as Attachment 1 to the Certificate of Merger that is Exhibit A to this Agreement, until such Certificate of Incorporation shall be amended thereafter in accordance with the DGCL and such Certificate of Incorporation. Without limiting the generality of the foregoing, at the Effective Time, the purposes of the Surviving Corporation and the total number of shares and the par value of each class of stock which the Surviving Corporation shall be authorized to issue shall be as set forth in such Amended and Restated Certificate of Incorporation of Diamond Acquisition Corp. The by-laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be and become the by-laws of the Surviving Corporation (except that the name of the Surviving Corporation shall be Diamond Acquisition Corp.), until the same shall be amended thereafter in accordance with the DGCL, the Certificate of Incorporation of the Surviving Corporation and such by-laws.

     2.2.3. DIRECTORS AND OFFICERS. From and after the Effective Time, the respective officers and members of the board of directors of the Surviving Corporation will consist of Timothy Fallon, Chairman, Chief Executive Officer and Director; Peter Baker, President and Director; and Bruce MacDonald, Vice President of Finance, Treasurer, Secretary and Director, each such officer to serve at the pleasure of the board of directors and each such director to hold office, subject to the applicable provisions of the Certificate of Incorporation and by-laws of the Surviving Corporation, until the next annual meeting of stockholders of the Surviving Corporation and until his or her successor shall be duly elected or appointed and shall duly qualify.

     2.2.4. EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the estate, property, rights, privileges, powers and franchises of Holdings and Merger Sub and all of their property, real, personal or mixed, and all the debts due on whatever account to any of them, as well as all stock subscriptions and other choses in action belonging to any of them, shall be transferred to and vested in the Surviving Corporation.

     2.3.  PARENT.

     2.3.1. CORPORATE EXISTENCE. At and after the Effective Time, Parent shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time, the name of Parent shall be and become "Vermont Pure Holdings, Ltd."

     2.3.2. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Certificate of Incorporation of Parent as in effect immediately prior to the Effective Time, which shall be substantially in the form of Exhibit B hereto, shall be the Certificate of Incorporation of Parent thereafter, until such Certificate of Incorporation shall be amended thereafter in accordance with the DGCL and such Certificate of Incorporation. Without limiting the generality of the foregoing, at and after the Effective Time the purposes of Parent and the total number of shares and the par value of each class of stock which Parent shall be authorized to issue shall be as set forth in the Certificate of Incorporation of Parent as in effect immediately prior to the Effective Time. The by-laws of Parent as in effect immediately prior to the Effective Time, which shall be substantially in the form of Exhibit C hereto, shall be the by-laws of Parent until the same shall be amended thereafter in accordance with the DGCL, the Certificate of Incorporation of Parent and such by-laws.

     2.3.3. DIRECTORS AND OFFICERS. From and after the Effective Time, the respective officers and members of the board of directors of Parent will consist of the following: Timothy Fallon, Chairman, Chief Executive Officer and Director; Henry E. Baker, Chairman Emeritus and Director; Peter K. Baker, President and Director; John B. Baker, Executive Vice President; Bruce MacDonald, Vice President of Finance, Chief Financial Officer and Treasurer; Philip Davidowitz, Director; Robert C. Getchell, Director; David R. Preston,

Director; Ross Rapaport, Director; Norman Rickard, Director; and Beat Schlagenhauf, Director; each such officer to serve at the pleasure of the board of directors and each such director to hold office, subject to the applicable provisions of the Certificate of Incorporation and by-laws of Parent, until the next annual meeting of stockholders of Parent and until his or her successor shall be duly elected or appointed and shall duly qualify.

     2.4.  CONVERSION OF STOCK AND OTHER EQUITY SECURITIES IN THE MERGER.

     2.4.1. HOLDINGS STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the respective holders thereof, (a) each one
(1) share of the Common Stock, par value $.001 per share, of Holdings ("Holdings Stock"), issued and outstanding immediately prior to the Effective Time (other than Holdings Stock held in treasury) will be canceled and extinguished and will be converted automatically into one (1) validly issued, fully paid and nonassessable share of the Common Stock, par value $.001 per share, of Parent ("Parent Stock"); and (b) each share of Holdings Stock held in treasury will be canceled and extinguished.

     2.4.2. OTHER EQUITY SECURITIES OF HOLDINGS. After the Effective Time, each option to purchase Holdings Stock granted by Holdings pursuant to any stock option plan of Holdings, and each warrant to purchase Holdings Stock, that is outstanding immediately prior to the Effective Time, shall, in the case of options, be deemed to be an option granted pursuant to the corresponding stock option plan of Parent, and, in the case of warrants, be deemed to be a warrant issued by Parent, and Parent shall assume all of the obligations of Holdings under each and every stock option, stock option plan, employee stock purchase plan and warrant of Holdings. Each holder of such an option or warrant shall be entitled to purchase from Parent, in accordance with the respective terms of such options and warrants, and in lieu of shares of Holdings Stock, the same number of shares of Parent Stock as the number of shares of Holdings Stock which such holder was entitled to purchase from Holdings immediately prior to the Effective Time. Except for the foregoing, each such option and warrant shall remain subject after the Effective Time to the same terms and conditions, including without limitation those with respect to the dates on which and the proportionate extent to which such options or warrants may be exercised from time to time, as were applicable to such options and warrants immediately prior to the Effective Time. Holdings hereby represents and warrants that the aggregate number of shares of Holdings Stock subject to outstanding options and warrants is 1,872,218 as of the date hereof, and agrees not to grant or issue any additional options and warrants prior to the Effective Time except with the consent of the Company.

     2.4.3. MERGER SUB STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the respective holders thereof, each one
(1) share of the Common Stock, par value $.01, of Merger Sub, issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and be converted automatically into one (1) validly issued, fully paid and nonassessable share of the Common Stock, par value $.01 per share, of the Surviving Corporation.

     2.4.4. CERTIFICATES FOR PARENT STOCK. Each issued and outstanding stock certificate evidencing shares of Holdings Stock outstanding immediately prior to the Effective Time, shall, at and after the Effective Time, by virtue of the Merger and without any action on the part of the respective holders thereof, be deemed to evidence the same number of shares of Parent Stock as the number of shares of Holdings Stock evidenced by such certificate immediately prior to the Effective Time.

     2.5.  CONTRIBUTION OF COMPANY COMMON STOCK TO PARENT

     2.5.1. CONTRIBUTION BY STOCKHOLDERS. At the Closing, effective at the Effective Time, each Stockholder shall contribute all of his or its shares of Common Stock, no par value per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the Closing (other than Company Common Stock, if any, held in treasury), to Parent, in each case by delivering to Parent stock certificates, duly endorsed for transfer to Parent, with signature guaranteed, evidencing all of the Company Common Stock held of record by such Stockholder.

     2.5.2. TRANSFER OF CASH, STOCK AND SUBORDINATED NOTES BY PARENT. At the Closing, effective at the Effective Time, Parent shall transfer and remit to each Stockholder the amount of cash, the principal amount of 12% Subordinated Promissory Note due 2007 of Parent (the "Subordinated Notes"), and the number of shares of Parent Stock set forth opposite such Stockholder's name on Exhibit D hereto. The aggregate amount of such cash will be equal to the sum of (A) $8,000,000.00, plus (B) the greater of $1,500,000 or the average amount of cash and cash-equivalents of the Company as of the close of business on the five business days immediately preceding the Effective Date. The aggregate principal amount of Subordinated Notes will be $22,600,000.00. The aggregate number of shares of Parent Stock to be issued by reason of the Contribution will be calculated by multiplying the aggregate number of shares of Company Common Stock, issued and outstanding immediately prior to the Effective Time, by the "Exchange Ratio." For purposes of this Agreement, the following definitions apply:

          2.5.2.1. EXCHANGE RATIO: a number rounded to five decimal places equal to a fraction, the numerator of which is the "Parent Share Amount" and the denominator of which is the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time.

          2.5.2.2. PARENT SHARE AMOUNT: $31,100,000.00 divided by the "Share Price."

          2.5.2.3. SHARE PRICE: the average of the closing price per share of Holdings Stock (as quoted on the American Stock Exchange) for the ten (10) business days ending on the fifth business day prior to the Effective Date of the Merger (the "Share Price Calculation"); provided, however, that if the Share Price Calculation is less than $2.80, then the Share Price shall be $2.80, and if the Share Price Calculation is more than $3.15, then the Share Price shall be $3.15.

     2.5.3. ADJUSTMENT OF EXCHANGE RATIO. If, between the date of this Agreement and the Closing, the outstanding shares of Holdings Stock shall have been changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, stock dividend, stock combination, exchange of shares or readjustment, the Exchange Ratio shall be appropriately adjusted.

     2.6. FRACTIONAL SHARES. Only whole shares of Parent Stock will be issued by reason of the Contribution. Any Stockholder who would otherwise be entitled to a fraction of a share of Parent Stock (after aggregating all fractional shares of Parent Stock to be received by such Stockholder) shall have such fractional share interest rounded up or down to the nearest whole share of Parent Stock.

     2.7. DELIVERY OF CERTIFICATES; TRANSFERS OF OWNERSHIP. At or promptly after the Effective Time, Parent shall cause its transfer agent to prepare a stock certificate for each Stockholder, each such certificate to be registered in the name of such Stockholder and evidencing the total number of shares of Parent Stock issuable to such Stockholder by reason of the Contribution. If any certificate for shares of Parent Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the certificate so surrendered will be properly endorsed, with signature guaranteed, and otherwise in proper form for transfer, and that the Stockholder requesting such exchange will have paid to Parent or any agent designated by it any transfer or other taxes required by reason of issuance of a certificate for shares of Parent Stock in any name other than that of the registered holder of the certificate surrendered, or will have established to the reasonable satisfaction of Parent or any agent designated by it that such tax has been paid or is not payable.

     2.8. CLOSING. The closing of the Merger and Contribution (the "Closing") shall take place at the offices of Foley, Hoag & Eliot LLP in Boston, Massachusetts on July 28, 2000, or at such other time and place or on such other date as the parties hereto agree (the "Closing Date").

     2.9. TAX CONSEQUENCES. It is intended by the parties hereto that the Merger and the Contribution shall constitute a transaction described in Code
Section 351.

     2.10. ADDITIONAL ACTIONS. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement or to vest, perfect or confirm in the Surviving Corporation or Parent title to or ownership or possession of any property, right, privilege, power, franchise or other asset of any constituent corporation acquired or to be acquired by reason of, or as a result of, the Merger or the Contribution, the officers and directors of the constituent corporations to this Agreement are fully

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authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is consistent with this Agreement.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     Holdings represents to the Company and each of the Stockholders, and the Company represents to Parent, Holdings and Merger Sub as follows (subject in each case to such exceptions as are set forth in the representing party's attached Disclosure Schedule in the labeled Section corresponding to the caption of the representation or warranty to which such exceptions relate):

     3.1. CORPORATE STATUS. It is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with the requisite corporate power to own, operate and lease its properties and to carry on its business as now being conducted. It is duly qualified or licensed to do business and is in good standing in all jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. All jurisdictions in which it is qualified to do business are set forth in its Disclosure Schedule sec. 3.1.

     3.2.  CAPITAL STOCK.

     3.2.1. AUTHORIZED AND OUTSTANDING STOCK. Its authorized and outstanding capital stock are as set forth in its Disclosure Schedule sec. 3.2. The Company represents that all such outstanding shares of its capital stock are, as of the date of this Agreement, and will be, immediately prior the Effective Time, owned of record and beneficially by the Stockholders in the amounts set forth opposite their respective names as set forth in its Disclosure Schedule sec. 3.2. All such outstanding shares of capital stock, and all outstanding shares of capital stock of each of its Subsidiaries, have been duly authorized and validly issued, were not issued in violation of any Person's preemptive or similar rights, and are fully paid and nonassessable. No Person has any valid right to rescind any purchase from or issuance by it or any of its Subsidiaries of any shares of capital stock of it or any of its Subsidiaries. It owns, directly or indirectly through a Subsidiary, all of the issued and outstanding shares of the capital stock of each of its Subsidiaries, free and clear of all liens, pledges, charges, security interests, encumbrances, or adverse claims of any kind whatsoever.

     3.2.2. OPTIONS, CONVERTIBLE SECURITIES AND SIMILAR RIGHTS. Except as set forth in its Disclosure Schedule sec. 3.2, neither it nor any of its Subsidiaries has or is bound by any outstanding subscriptions, options, warrants, conversion rights or other rights, securities, agreements or commitments obligating it or any such Subsidiary to issue, sell or otherwise dispose of shares of its capital stock, or any securities or obligations convertible into, or exercisable or exchangeable for, any shares of its or such Subsidiary's capital stock. Except as set forth in its Disclosure Schedule sec. 3.2, neither it nor any of its Subsidiaries (a) has any outstanding obligation, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of its or such Subsidiary's capital stock, (b) is a party to or bound by, or has knowledge of, any agreement or instrument relating to the voting of its or such Subsidiary's voting securities, or (c) is a party to or bound by any agreement or instrument under which any Person has the right to require it or any of its Subsidiaries to effect, or to include any securities held by such Person in, any registration under the Securities Act.

     3.3. SUBSIDIARIES. Its Subsidiaries are as set forth in Disclosure Schedule sec. 3.3, and, except as set forth therein, it does not own, directly or indirectly, any shares or other equity interest or securities in any business organization, entity or enterprise. It has delivered to Holdings, in the case of the Company, or to the Company, in the case of Holdings, true and correct copies of the charter documents and by-laws, and all amendments thereto, of each of its Subsidiaries, as in effect on the date hereof. Disclosure Schedule sec. 3.3 sets forth a list of each of its Subsidiary's directors and officers.

     3.4. CERTIFICATE OF INCORPORATION, BY-LAWS, DIRECTORS AND OFFICERS. It has delivered to Holdings, in the case of the Company, or to the Company, in the case of Holdings, true and correct copies of its Certificate of Incorporation and by-laws, including all amendments thereto, as in effect on the date hereof. Its minute books,

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which have been made available to Holdings, in the case of the Company, or to the Company, in the case of Holdings, contain accurate records of all meetings and consents in lieu of meetings of its board of directors (and any committees thereof that recorded written minutes, whether permanent or temporary) and of its stockholders since the date of its incorporation, and such records accurately reflect all transactions referred to in such minutes and consents. The Company represents that its stock books accurately reflect record ownership of the Company's capital stock. Disclosure Schedule sec. 3.4 sets forth a list of its directors and officers.

     3.5.  AUTHORITY FOR AGREEMENT; NONCONTRAVENTION

     3.5.1. AUTHORITY. It has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by its board of directors and stockholders, and no other corporate proceedings on its part are necessary to authorize the execution and delivery of this Agreement and except, in the case of Holdings, for the requisite approval of its stockholders, which has not been obtained as of the date of this Agreement, the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, with the qualification that enforcement of the rights and remedies created hereby are subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting the rights and remedies of creditors, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (c) in the case of Holdings, the requisite approval of its stockholders. On or before the Effective Date, the other agreements contemplated hereby to be executed and delivered by it on or before the Effective Date will have been executed and delivered by it, and, upon such execution and delivery, will constitute its valid and binding obligations, enforceable against it in accordance with their respective terms, with the qualification that enforcement of the rights and remedies created thereby are subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting the rights and remedies of creditors, (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     3.5.2. NO CONFLICT. Subject to obtaining the terminations, consents and waivers set forth in its Disclosure Schedule sec. 3.5, neither the execution and delivery of this Agreement by it, nor the performance by it of its obligations hereunder, nor the consummation by it of the transactions contemplated hereby will (a) conflict with or result in a violation of any provision of its Certificate of Incorporation or by-laws, (b) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any encumbrance pursuant to, or right of termination under, any provision of any note, mortgage, indenture, lease, instrument or other agreement, Permit, concession, grant, franchise, license, judgment, order, decree, statute, ordinance, rule or regulation to which it is a party or by which it or any of its assets or properties is bound or which is applicable to it or any of its assets or properties. No authorization, consent or approval of, or filing with or notice to, any United States or foreign governmental or public body or authority (each a "Governmental Entity") is necessary for the execution and delivery of this Agreement by it or the consummation by it of the transactions contemplated hereby, except for the filing of the Certificate of Merger with the Secretary of State of Delaware, and the filing with the SEC by Holdings or Parent of a registration statement on Form S-4 together with any required filings under Regulation C of the Securities Act in connection therewith, and related filings, if any, under state securities laws.

     3.6. FINANCIAL STATEMENTS. Disclosure Schedule sec. 3.6 contains accurate and complete copies of the following financial statements (collectively, the "Financial Statements"): (a) its audited consolidated balance sheets, statements of income and statements of cash flow for each of the fiscal years ended in October 1997, October 1998 and October 1999, and (b) its unaudited consolidated balance sheet, statement of income and statement of cash flows as of, at and for the period commencing on the first day of its fiscal year 2000 through the last day of its first fiscal quarter ending in January 2000 (the "Interim Financial Statements"). The Financial Statements are based upon the information contained in its books and records and fairly present its financial condition as at the dates thereof and results of operations for the periods referred to therein. The


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Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated; provided, however, that the Interim Financial Statements are subject to normal year end adjustments (which will not be material, individually or in the aggregate, when made on a basis consistent with the audited Financial Statements) and lack footnotes and other presentation items. For purposes hereof, the "Interim Balance Sheet Date" shall be January 31, 2000, in the case of the Company, and January 29, 2000, in the case of Holdings, and the balance sheet as of that date shall be the "Interim Balance Sheet."

     3.7.  ABSENCE OF MATERIAL ADVERSE CHANGES AND UNDISCLOSED LIABILITIES.

     3.7.1. CHANGES. Except as set forth in its Disclosure Schedule sec. 3.7, since the Interim Balance Sheet Date, it has not suffered any Material Adverse Effect, nor has there occurred or arisen any event, condition or state of facts of any character that could reasonably be expected to result in a Material Adverse Effect. Except as described or expressly contemplated in its Disclosure Schedule sec. 3.7 or by this Agreement, and without limiting the generality of the foregoing, since the Interim Balance Sheet Date, it has not:

          (a) experienced any change in its or any of its Subsidiaries' assets, liabilities, sales, income or business or in their relationships with suppliers, customers, or lessors, other than changes in the ordinary course of business that have not resulted, either individually or in the aggregate, in a Material Adverse Effect;

          (b) either directly or through any Subsidiary entered into any material transaction, other than in the ordinary course of business;

          (c) sold, leased, transferred or assigned any of its assets, tangible or intangible, other than in the ordinary course of business;

          (d) experienced the loss of any director, executive officer or key employee of it or any of its Subsidiaries;

          (e) accelerated, terminated, modified in a manner adverse to it, or canceled any contract, lease, sublease, license, or sublicense (or series of related contracts, leases, subleases, licenses, and sublicenses) involving more than $25,000 to which it is a party;

          (f) canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $25,000 or outside the ordinary course of business;

          (g) granted any license or sublicense of any rights under or with respect to any of its Proprietary Rights other than to its distributors, resellers and other licensees under agreements as set forth on its Disclosure Schedule sec. 3.17;

          (h) experienced material damage, destruction, or loss (whether or not covered by insurance) to its property, other than ordinary wear and tear not caused by neglect;

          (i) created or suffered to exist any encumbrance not in effect on the Interim Balance Sheet Date, other than Permitted Encumbrances, upon any of its assets, tangible or intangible;

          (j) issued, sold or otherwise disposed of, or redeemed, purchased, or otherwise acquired, any of its capital stock; granted or redeemed, purchased, canceled or otherwise acquired, any options, warrants, or other rights to purchase or obtain (including upon conversion or exercise) any of its capital stock, or any securities convertible or exchangeable into any of its capital stock; or otherwise changed its capital structure or stock ownership in any way;

          (k) declared, set aside, or paid any dividend or distribution with respect to its capital stock (whether in cash or in kind);

          (l) entered into financial arrangements for the benefit of any of any of its directors, executive officers or beneficial owners of more than 5% of its outstanding capital stock, except in the ordinary course of business consistent with past practice;

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          (m) made or committed to make any capital expenditures or entered into any other material transaction, in either case outside the ordinary course of business or involving an expenditure in excess of $25,000;

          (n) amended or modified in any respect any employment contract or arrangement or any profit sharing, bonus, incentive compensation, severance, employee benefit or multiemployer plans;

          (o) entered into any employment agreement or collective bargaining agreement or increased the compensation paid to, in any capacity, (A) any of its directors and executive officers, or (B) any of its other employees;

          (p) incurred any indebtedness for borrowed money;

          (q) written off as uncollectible any of its notes or accounts receivable or written down the value of any of its assets or inventory, other than in immaterial amounts;

          (r) changed any method of accounting or keeping its books of account or accounting practices; or

          (s) committed orally or in writing to any of the foregoing.

     3.7.2. LIABILITIES. Except as set forth on its Disclosure Schedule sec. 3.7, it has no liabilities or obligations, fixed, accrued, contingent or otherwise (collectively, "Liabilities"), that are not fully reflected or provided for on, or disclosed in the notes to, the Interim Balance Sheet, except Liabilities incurred in the ordinary course of business since the Interim Balance Sheet Date, none of which individually or in the aggregate has resulted or could reasonably be expected to result in costs to it, individually or in the aggregate, in excess of $25,000. Since the Interim Balance Sheet Date, there has not been any discharge or satisfaction by it or any of its Subsidiaries of any lien or encumbrance, or payment by any of them of any Liability other than (a) current Liabilities included in its Interim Balance Sheet, (b) current Liabilities incurred since the Interim Balance Sheet Date in the ordinary course of business, and (c) current Liabilities incurred in connection with this transaction and set forth on its Disclosure Schedule sec. 3.7.

     3.8. COMPLIANCE WITH APPLICABLE LAW, CERTIFICATES OF INCORPORATION AND BY-LAWS. It has all requisite licenses, permits and certificates from all Governmental Entities (collectively, "Permits") necessary to conduct its business as currently conducted, and to own, lease and operate its properties in the manner currently held and operated, except for any the absence of which, individually or in the aggregate, would not have a Material Adverse Effect. It is in compliance in all material respects with all the terms and conditions related to such Permits. There are no proceedings pending or, to its knowledge, threatened, which may result in revocation, cancellation, suspension, or any material adverse modification of any of such Permits. Its business is not being conducted in violation of any applicable law, statute, ordinance, regulation, rule, judgment, decree, order, Permit, concession, grant or other authorization of any Governmental Entity, except for violations that, individually or in the aggregate, have not resulted in, and could not reasonably be expected to result in, a Material Adverse Effect. It is not in default or violation of any provision of its Certificate of Incorporation or its by-laws.

     3.9. LITIGATION AND AUDITS. Except as set forth on its Disclosure Schedule sec. 3.9, (a) there is no claim, action, suit, arbitration or proceeding pending or, to its knowledge, threatened against or involving it, or any of its assets or properties, at law or in equity, or before any arbitrator or Governmental Entity, and there are no judgments, decrees, injunctions or orders of any Governmental Entity or arbitrator outstanding against it, and (b) there is no investigation by any Governmental Entity or any other Person with respect to it that is pending or, to its knowledge, threatened, nor has any Governmental Entity or other Person indicated to it an intention to conduct the same.

     3.10.  TAX MATTERS.  Except as set forth on its Disclosure Schedule sec.
3.10:

     3.10.1. DEFINITIONS. As used in this Agreement, "Affiliated Group" means any affiliated group within the meaning of Code Section 1504(a) or any similar group defined under a similar provision of state, local or foreign law; "Tax" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes

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under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not; "Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof; and "Treasury Regulation" means those regulations promulgated under the Code.

     3.10.2. TAX RETURNS AND PAYMENTS. It and each of its Subsidiaries has filed all material Tax Returns required to be filed. All such Tax Returns were correct and complete in all material respects. All Taxes due and payable by it (whether or not shown on any Tax Return) have been paid (other than amounts being contested in good faith by appropriate proceedings for which adequate reserves have been established on its books). Neither it nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. No claim that has not been finally resolved has ever been made by an authority in a jurisdiction where it or any of its Subsidiaries does not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction. There are no encumbrances on any of its or its Subsidiaries' assets that arose in connection with any failure (or alleged failure) to pay any Tax (other than liens for Taxes that are not yet due or that are being contested in good faith by appropriate proceedings), except for encumbrances that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on it.

     3.10.3. WITHHOLDING. It and each of its Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except for amounts that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect on it.

     3.10.4. AUDITS. There is no pending dispute or claim concerning any Tax liability of it or any of its Subsidiaries either (a) claimed or raised by any authority in writing or (b) as to which any of its or its Subsidiaries' directors and officers (and employees responsible for Tax matters) has knowledge based upon personal contact with any agent of such authority. Disclosure Schedule sec. 3.10 lists all federal, state, local, and foreign income Tax Returns filed with respect to its taxable periods ended on or after October 31, 1994, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. It has delivered or made available to Holdings, in the case of the Company, or to the Company, in the case of Holdings, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by it since October 31, 1994.

     3.10.5. WAIVERS AND EXTENSIONS. Neither it nor any of its Subsidiaries has granted any currently outstanding waiver of any statute of limitations in respect of Taxes or agreed to any currently outstanding extension of time with respect to a Tax assessment or deficiency.

     3.10.6. ELECTIONS AND CONSENTS. Neither it nor any of its Subsidiaries has filed a consent under Code Section 341(f) concerning collapsible corporations. Neither it nor any of its Subsidiaries has made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under either of Code Section 162(m) or 280G. Neither it nor any of its Subsidiaries is a party to any Tax allocation or sharing agreement. Neither it nor any of its Subsidiaries (a) has ever been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the Common Parent of which is Parent) or (b) has any liability for the Taxes of any person (other than it and its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     3.10.7. UNPAID TAXES. Its unpaid Taxes (a) did not, as of the Interim Balance Sheet Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Interim Balance Sheet (rather than in any notes thereto) and (b) do not exceed that reserve as adjusted for the passage of time through the date of the Closing in accordance with the its past practice in filing its Tax Returns.

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     3.11.  EMPLOYEE BENEFIT PLANS.

     3.11.1. LIST OF PLANS. Disclosure Schedule sec. 3.11 hereto contains a correct and complete list of all pension, profit sharing, retirement, deferred compensation, welfare, legal services, medical, dental or other employee benefit or health insurance plans, life insurance or other death benefit plans, disability, stock option, stock purchase, restricted stock, stock compensation, bonus, vacation pay, severance pay and other similar plans, programs or agreements, relating to any persons employed by it or in which any person employed by it is eligible to participate and which it currently maintains or has maintained at any time in the last five calendar years (collectively, the "Benefit Plans"). It has provided or made available to Holdings, in the case of the Company, or to the Company, in the case of Holdings, complete copies, as of the date hereof, of all of the Benefit Plans that have been reduced to writing, together with all documents establishing or constituting any related trust, annuity contract, insurance contract or other funding instrument, and summaries of those that have not been reduced to writing. It has provided or made available to Holdings, in the case of the Company, or to the Company, in the case of Holdings, complete copies of current plan summaries, employee booklets, personnel manuals and other material documents or written materials concerning the Benefit Plans that are in its possession as of the date hereof. It does not have any "defined benefit plans" as defined in Section 3(35) of ERISA.

     3.11.2. ERISA. Neither it nor any of its ERISA Affiliates has incurred any "withdrawal liability" calculated under Section 4211 of ERISA, and there has been no event or circumstance which would cause them to incur any such liability. Neither it nor any of its ERISA Affiliates has ever maintained a Benefit Plan providing health or life insurance benefits to former employees, other than as required pursuant to Code Section 4980B or to any state law conversion rights. No pension plan (as defined by ERISA) previously maintained by it or its ERISA Affiliates which was subject to ERISA has been terminated; no proceedings to terminate any such plan have been instituted within the meaning of Subtitle C of Title IV of ERISA; and no reportable event within the meaning of Section 4043 of said Subtitle C of Title IV of ERISA with respect to which the requirement to file a notice with the Pension Benefit Guaranty Corporation has not been waived has occurred with respect to any such Benefit Plan, and no liability to the Pension Benefit Guaranty Corporation has been incurred by it or its ERISA Affiliates. With respect to all the Benefit Plans, it and each of its ERISA Affiliates are in material compliance with all requirements prescribed by all statutes, regulations, orders or rules currently in effect, and have in all material respects performed all obligations required to be performed by them. Neither it nor any of its ERISA Affiliates, nor any of their directors, officers, employees or agents, nor any trustee or administrator of any trust created under the Benefit Plans, has engaged in or been a party to any "prohibited transaction" as defined in Code Section 4975 and Section 406 of ERISA which could subject it or its ERISA Affiliates, directors or employees or the Benefit Plans or the trusts relating thereto or any party dealing with any of the Benefit Plans or trusts to any tax or penalty on "prohibited transactions" imposed by Code Section 4975. Neither the Benefit Plans nor the trusts created thereunder have incurred any "accumulated funding deficiency," as such term is defined in Code Section 412 and regulations issued thereunder, whether or not waived.

     3.11.3. PLAN DETERMINATIONS. Each Benefit Plan intended to qualify under Code Section 401(a) has been determined by the Internal Revenue Service to so qualify, and the trusts created thereunder have been determined to be exempt from tax under Code Section 501(a); copies of all determination letters have been delivered to it; and nothing has occurred since the date of such determination letters which is likely to cause the loss of such qualification or exemption. With respect to each Benefit Plan which is a qualified profit sharing plan, all employer contributions accrued for plan years ending prior to the date hereof under the Benefit Plan terms and applicable law have been made.

     3.11.4.  FUNDING.  Except as set forth on Disclosure Schedule sec. 3.11:

          (a) all contributions, premiums or other payments due or required to be made to the Benefit Plans prior to the date hereof have been made as of the date hereof or are properly reflected on the Interim Balance Sheet;

          (b) there are no actions, liens, suits or claims pending or, to its knowledge, threatened (other than routine claims for benefits) with respect to any Benefit Plan;
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          (c) each Benefit Plan that is a "group health plan" (as defined in
     Section 607(1) of ERISA) has been operated at all times in material compliance with the provisions of COBRA and any applicable, similar state law; and

          (d) with respect to any Benefit Plan that is qualified under Code
     Section 401(k), individually and in the aggregate, no event has occurred, and, to its knowledge, there exists no condition or set of circumstances, in connection with which it could be subject to any liability that is reasonably likely to result in costs to it, individually or in the aggregate, in excess of $25,000 (except liability for benefits claims and funding obligations payable in the ordinary course) under ERISA, the Code or any other applicable law.

     3.12.  EMPLOYMENT-RELATED MATTERS.

     3.12.1. LABOR RELATIONS. It is not a party to any collective bargaining agreement or other contract or agreement with any labor organization or other representative of any of its employees. There is no labor strike, dispute, slowdown, work stoppage or lockout that is pending or threatened against or otherwise affecting it, and it has not experienced the same at any time during the period of five years preceding the date of this Agreement. It has not closed any plant or facility, effected any layoffs of employees or implemented any early retirement or separation program at any time during such period, nor has it planned or announced any such action or program for the future with respect to which it has any liability. All salaries, wages, vacation pay, bonuses, commissions and other compensation payable by it to its employees before the date hereof have been paid or accrued in all material respects as of the date hereof.

     3.12.2. EMPLOYEE LIST. It has delivered or made available to Holdings, in the case of the Company, or to the Company, in the case of Holdings, a list (the "Employee List") containing the name of each of its employees, and each such employee's position, starting employment date and annual salary or hourly wage. The Employee List is correct and complete as of the date of the Employee List, and is correct and complete as of the date hereof, except for changes since that date that are not material individually or in the aggregate. No third party has asserted any claim, or, to its knowledge, has any reasonable basis to assert any valid claim, against it that either the continued employment by or association with it of any of its present officers, employees or consultants contravenes any agreement or law applicable to unfair competition, trade secrets or proprietary information. To its knowledge, each of the employees listed on its Employee List intends to continue his or her employment with it after the Closing.

     3.13.  ENVIRONMENTAL.

     3.13.1. ENVIRONMENTAL LAWS. It is in compliance in all material respects with all applicable Environmental Laws. It has not received any communication that alleges that it is not in compliance in all respects with all applicable Environmental Laws in effect on the date hereof. There are no circumstances that may prevent, and there are no circumstances specific to it that may interfere with, compliance by it in the future with all applicable Environmental Laws. All Permits and other governmental authorizations currently held by it pursuant to the Environmental Laws are in full force and effect, it is in compliance in all material respects with all of the terms of such Permits and authorizations, and no other Permits or authorizations are required by it for the conduct of its business as of the date hereof. The management, handling, storage, transportation, treatment, and disposal by it of all Materials of Environmental Concern has been in compliance in all material respects with all applicable Environmental Laws.

     3.13.2. ENVIRONMENTAL CLAIMS. There is no Environmental Claim pending or, to its knowledge, threatened against or involving the it or any of its Subsidiaries or, to its knowledge, against any Person or entity whose liability for any Environmental Claim it has knowingly retained or assumed.

     3.13.3. NO BASIS FOR CLAIMS. To its knowledge, there are no past or present actions or activities by it or any of its Subsidiaries, or any circumstances, conditions, events or incidents, including the storage, treatment, release, emission, discharge, disposal or arrangement for disposal of any Material of Environmental Concern, that could reasonably form the basis of any Environmental Claim against it or against any Person or entity whose liability for any Environmental Claim it has knowingly retained or assumed.

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     3.14.  NO BROKER'S OR FINDER'S FEES.  Except as set forth in its Disclosure
Schedule sec. 3.14, it has not paid or become obligated to pay any fee or commission to any broker, finder, financial advisor or intermediary in connection with the transactions contemplated by this Agreement.

     3.15.  ASSETS OTHER THAN REAL PROPERTY

     3.15.1. TITLE. It or its Subsidiaries have good and marketable title to all of the tangible assets shown on the Interim Balance Sheet, in each case, free and clear of any mortgage, pledge, lien, claim, charge, security interest, lease or other encumbrance (collectively, "Encumbrances"), except for (a) assets disposed of since the Interim Balance Sheet Date in the ordinary course of business, in a manner consistent with past practices and with a value, individually or in the aggregate, of $25,000 or less, (b) liabilities, obligations and Encumbrances reflected in the Interim Balance Sheet or otherwise in the Financial Statements, (c) Permitted Encumbrances, and (d) liabilities, obligations and Encumbrances set forth on Disclosure Schedule sec. 3.15.

     3.15.2. CONDITION. Except as set forth on Disclosure Schedule sec. 3.15, all receivables shown on the Interim Balance Sheet and all receivables accrued by it since the Interim Balance Sheet Date, have been collected or, to its knowledge, are collectible in the aggregate amount shown, less any allowances for doubtful accounts reflected therein, and, in the case of receivables arising since the Interim Balance Sheet Date, any additional allowance in respect thereof calculated in a manner consistent with the allowance reflected in the Interim Balance Sheet, it being understood that the foregoing representation and warranty is not a guaranty of collection. All material plant, equipment and personal property owned by it and its Subsidiaries and regularly used in its business is in good operating condition and repair, ordinary wear and tear excepted.

     3.16.  REAL PROPERTY.

     3.16.1. REAL PROPERTY. Disclosure Schedule sec. 3.16 lists (a) each parcel of real property in which it or its Subsidiaries have an ownership interest and describes the plants, buildings, structures, installations, fixtures, betterments, additions and other improvements located thereon, together with all easements used or useful in connection therewith (the "Real Property"), and (b) all Encumbrances upon the Real Property.

     3.16.2. REAL PROPERTY LEASES. Disclosure Schedule sec. 3.16 lists all of its and its Subsidiaries' Real Property Leases. Complete copies of such Real Property Leases, including all material amendments thereto, have previously been delivered or made available by Holdings to the Company or by the Company to Holdings, as the case may be. Such Real Property Leases grant leasehold estates free and clear of all Encumbrances, except Permitted Encumbrances. Such Real Property Leases are in full force and effect and, to its knowledge with respect to any party other than it or any Subsidiary, are binding and enforceable against each of the parties thereto in accordance with their respective terms. Neither it nor, to its knowledge with respect to any party other than it or any Subsidiary, any other party to any of such Real Property Leases, has committed a material breach or default under any Real Property Lease, nor, to its knowledge with respect to any party other than it or any Subsidiary, has there occurred any event that with the passage of time or the giving of notice or both would constitute such a breach or default, nor are there any facts or circumstances known to it that would reasonably indicate that it or any of its Subsidiaries is likely to be in material breach or default thereunder. Disclosure Schedule sec.
3.16 correctly identifies each such Real Property Lease that requires the consent of any third party in connection with the transactions contemplated hereby. No material construction, alteration or other leasehold improvement work with respect to the real property covered by any such Real Property Leases remains to be paid for or to be performed by it or any Subsidiary.

     3.16.3. CONDITION. All buildings, structures and fixtures, or parts thereof, used by it or any of its Subsidiaries in the conduct of its or their business are in good operating condition and repair, ordinary wear and tear excepted, and are insured with coverages that are usual and customary for similar properties and similar businesses or are required, pursuant to the terms of its Real Property Leases or the terms of the Encumbrances on its Real Property, to be insured by third parties. The zoning of its Real Property and the property subject to its Real Property Leases permits the presently existing improvements and the continuation of the business presently being conducted on such Real Property and property subject to Real Property Leases.

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     3.17.  INTELLECTUAL PROPERTY.

     3.17.1. LIST OF INTELLECTUAL PROPERTY. Disclosure Schedule sec. 3.17 lists all patents, trademarks, trade names, service marks, logos, copyrights, and licenses, and any applications therefor, that are used in or necessary to its or any of its Subsidiaries' businesses as now being conducted or as currently proposed to be conducted (other than software programs that have not been customized for its or such subsidiary's use) (collectively, and together with any technology, know-how, trade secrets, processes, formulas and techniques used in or necessary to its or any of its Subsidiaries' business, "Proprietary Rights"). It and its Subsidiaries own, or are licensed or otherwise have the full and unrestricted right to use, all Proprietary Rights used in or necessary to its or its Subsidiaries' business, and no other intellectual property rights, privileges, licenses, contracts or other instruments, or evidences of interests, are necessary to the conduct of its or its Subsidiaries' business.

     3.17.2. RIGHTS IN INTELLECTUAL PROPERTY; NO INFRINGEMENT. In any instance where its or any of its Subsidiaries' rights to Proprietary Information arise under a license or similar agreement (other than for software programs that have not been customized for its or such Subsidiary's use), such licenses and agreements are set forth in Disclosure Schedule sec. 3.17, and such rights are licensed exclusively to it or such Subsidiary except as indicated in Disclosure Schedule sec. 3.17. Except as set forth in Disclosure Schedule sec. 3.17, neither it nor any of its Subsidiaries has any obligation to compensate any other Person or the use of any Proprietary Information. Disclosure Schedule sec.
3.17 lists every instance in which it or any of its Subsidiaries has granted to any other Person any license or other right to use in any manner any of the Proprietary Information, whether or not requiring the payment of royalties (other than licenses of commercially available software entered into in the ordinary course of business). No other Person has an interest in or right or license to use any of its or its Subsidiaries' Proprietary Information. To its knowledge, none of its or any of its Subsidiaries' Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment or stipulation. No litigation or other proceeding in or before any court or other Governmental Entity or adjudicatory, arbitral or administrative body either (a) relating to it or any of its Subsidiaries' Proprietary Information or (b) charging it or any of its Subsidiaries with infringement of any patent, trademark, copyright, license or other proprietary right, is pending or, or to its knowledge, threatened, nor is there, to its knowledge, any basis for any such litigation or proceeding. It and its Subsidiaries maintain reasonable security measures for the preservation of the secrecy and proprietary nature of such of their Proprietary Information as constitutes trade secrets.

     3.17.3. YEAR 2000 READINESS. Except as set forth in Disclosure Schedule sec. 3.17, neither it nor any of its Subsidiaries has incurred any business disruption as a result of any instance in which computer hardware or software was not Year 2000 Compliant. It has received assurances of Year 2000 Compliance from its material vendors and, to the extent material to its business and operations, its customers, financial institutions, payroll service providers and retirement plan administrators. "Year 2000 Compliant" means, with respect to computer hardware and software, that such hardware and software (a) did and will accurately receive, record, store, provide, recognize and process all date and time data from, during, into and between the twentieth and twenty-first centuries; (b) did and will accurately perform all date-dependent calculations and operations (including mathematical operations, sorting, comparing and reporting) from, during, into and between the twentieth and twenty-first centuries; and (c) did and will not malfunction, cease to function or provide invalid or incorrect results as a result of (i) the change of century, (ii) date data, including date data which represents or references different centuries or more than one century or (iii) the occurrence of any particular date; in each case without human intervention, other than original data entry.

     3.18.  AGREEMENTS, CONTRACTS AND COMMITMENTS.

     3.18.1. CONTRACTS. Except as set forth on its Disclosure Schedule 3.18, neither it nor any of its Subsidiaries is a party to:

          (a) any employment agreement with any present employee, officer, director or consultant (or former employees, officers, directors and consultants to the extent there remain at the date hereof obligations to be performed by it or any such Subsidiary);

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          (b) any agreement for personal services or employment with a term of service or employment specified in the agreement in which it or any such Subsidiary has agreed on the termination of such agreement to make any payments greater than those that would otherwise be imposed by law;

          (c) any agreement to guarantee the obligations of others;

          (d) any agreement or commitment containing a covenant limiting or purporting to limit the freedom of it or any such Subsidiary to compete with any Person in any geographic area or to engage in any line of business;

          (e) any joint venture or profit-sharing agreement;

          (f) except for trade indebtedness incurred in the ordinary course of business and, prior to the Interim Balance Sheet Date, reflected on the Interim Balance Sheet, any loan or credit agreements providing for the extension of credit to it or any such Subsidiary or any instrument evidencing or related in any way to indebtedness incurred in the acquisition of companies or other entities or indebtedness for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, lease, guarantee, or otherwise that individually is in the amount of $50,000 or more;

          (g) any license or royalty agreement other than those disclosed on its Disclosure Schedule sec. 3.17;

          (h) any distribution, VAR or OEM agreement (identifying any that contain exclusivity provisions);

          (i) any agreement or arrangement with any third party to develop any intellectual property or other asset expected to be used or currently used or useful in the its or any such Subsidiary's business;

          (j) any agreement or arrangement for it or any such Subsidiary to develop any intellectual property or other asset for any third party;

          (k) any agreement or arrangement providing for the payment of any commission based on sales;

          (l) any agreement for the sale or license by or to it or any such Subsidiary of materials, products, services or supplies that involves future payments by or to it or such Subsidiary of more than $50,000;

          (m) any agreement for the purchase or capital lease by it or any such Subsidiary of any materials, equipment (including rolling stock), services, or supplies, that either (i) involves a binding commitment by it or such Subsidiary to make future payments in excess of $50,000 and cannot be terminated by it or such Subsidiary without penalty upon less than three months" notice or (ii) was not entered into in the ordinary course of business;

          (n) any agreement or commitment for the acquisition, construction or sale of fixed assets owned or to be owned by it or any such Subsidiary that involves future payments by it or such Subsidiary of more than $50,000;

          (o) any agreement or commitment to which any of its present or former directors or officers (or their Affiliates or members of their immediate families) or Affiliates (or directors or officers of an Affiliate) are also parties;

          (p) any agreement not described above (ignoring, solely for this purpose, any dollar amount thresholds in those descriptions) involving the payment or receipt by it or any such Subsidiary of more than $50,000, other than the Real Property Leases; or

          (q) any agreement not described above that was not made in the ordinary course of business and that is material to the financial condition, business, operations, assets, results of operations or prospects of it or any such Subsidiary.

     3.18.2. VALIDITY. Except as set forth on its Disclosure Schedule sec. 3.18, all contracts, leases, instruments, licenses and other agreements or documents described or referred to thereon are enforceable against it, and to its knowledge, against the other parties thereto, and neither it nor any of its Subsidiaries has, nor, to its knowledge, has any other party thereto, committed any material breach of or default under the terms of any such contract, lease, instrument, license or other agreement or document. Its Disclosure Schedule sec. 3.18
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identifies each agreement and other document set forth thereon or disclosed by it on another Section of its Disclosure Schedule that requires the consent of a third party in connection with the transactions contemplated hereby.

     3.19. INSURANCE. Its Disclosure Schedule sec. 3.19 lists all contracts of insurance and indemnity (not shown on another Section of its Disclosure Schedule) in force at the date hereof with respect to it or any of its Subsidiaries (collectively, the "Insurance Contracts"). All of the Insurance Contracts are in full force and effect, with no default thereunder by it or any such Subsidiary that could permit the insurer to deny payment of claims thereunder. The execution and delivery of this Agreement by it or any of its Affiliates, and the consummation of the transactions contemplated hereby, will not cause it or any of its Subsidiaries to be in violation or default under any Insurance Contracts, nor, to its knowledge, entitle any other party thereto to terminate or modify an Insurance Contract. Neither it nor any of its Subsidiaries has received notice from any insurance carriers that any insurance premiums will be materially increased in the future or that any insurance coverage provided under the Insurance Contracts will not be available in the future on substantially the same terms as now in effect. Neither it nor any of its Subsidiaries has received or given a notice of cancellation with respect to any of the Insurance Contracts.

     3.20. BANKING RELATIONSHIPS. Its Disclosure Schedule sec. 3.20 hereto shows the names and locations of all banks and trust companies in which it or any of its Subsidiaries has accounts, lines of credit or safety deposit boxes and, with respect to each account, line of credit or safety deposit box, the names of all persons authorized to draw thereon or to have access thereto.

     3.21. NO APPRAISAL RIGHTS. Its stockholders will not be entitled to dissenters' rights of appraisal or similar rights in connection with the Merger or the transactions contemplated in connection therewith.

     3.22. SUPPLIERS, DISTRIBUTORS AND CUSTOMERS. To its knowledge, the relationships of it and its Subsidiaries its and their suppliers, distributors and customers are satisfactory commercial working relationships. Since the Interim Balance Sheet Date, no material supplier, distributor or customer of it or any such Subsidiary has canceled or otherwise modified its relationship with it or any such Subsidiary in a manner materially adverse to it or any such Subsidiary and, to its knowledge, no supplier, distributor or customer of it or any of its Subsidiaries has any intention to do so.

     3.23. PRODUCT WARRANTIES. Each product sold, leased, licensed or delivered by it or any of its Subsidiaries has been in material conformity with all applicable contractual commitments and all express and implied warranties, and neither it nor any such Subsidiary has any Liability, individually or in the aggregate (and none of them has any knowledge of any basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand giving rise to any such Liability, individually or in the aggregate) that could reasonably be expected to result in costs to it or any such Subsidiary, individually or in the aggregate, in excess of $25,000 for replacement or repair thereof or other damages in connection therewith. Its Disclosure Schedule sec. 3.23 includes copies of the standard terms and conditions of license and sale for it and its Subsidiaries (containing applicable warranty and indemnity provisions). Except as set forth on its Disclosure Schedule sec. 3.23, no product sold, leased, licensed or delivered by the Company is subject to any guarantee, warranty, or other indemnity beyond the applicable standard terms and conditions of license and sale and such other indemnities and warranties disclosed on its Disclosure Schedule sec. 3.23.

     3.24. ACQUIRED BUSINESS. The Company represents that upon consummation of the Contribution to Parent by the Stockholders of all of their capital stock of the Company, Parent will own, of record and beneficially, free and clear of all liens, pledges, charges, security interests, encumbrances, or adverse claims of any kind whatsoever, all of the capital stock of the Company outstanding immediately prior to the Effective Time.

     3.25. ACCOUNTING SYSTEM. It maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in a manner consistent with its past accounting practices and to maintain asset accountability; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded

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accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     3.26. SEC STATEMENTS, REPORTS AND DOCUMENTS. Holdings represents that it has delivered or made available to the Company true and complete copies of (a) all reports on Forms 10-K or 10-KSB, 10-Q or 10-QSB and 8-K filed by it with the SEC since January 1, 1999, and (b) all amendments to such reports filed by Holdings with the SEC (the documents referred to in clauses (a) and (b) being hereinafter referred to as the "Holdings Public Filings"). As of their respective dates, the Holdings Public Filings complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Holdings Public Filings is required to be amended or supplemented.

     3.27. FAIRNESS OPINION. Holdings represents that it has received the oral opinion of Duff & Phelps, LLC, its financial advisor (the "Financial Advisor"), that the Merger and the Contribution and the other transactions contemplated thereby are fair, from a financial point of view, to its stockholders.

     3.28. CREDIT COMMITMENT. Each of Holdings and the Company represents that it has entered into a credit commitment with Webster Bank as set forth in commitment letter of Webster Bank dated as of April 14, 2000.

     3.29. FULL DISCLOSURE. Neither this Agreement nor any written statement, report or other document furnished or to be furnished by it or any of its Subsidiaries pursuant to this Agreement or in connection with the transactions contemplated hereby contains, or will contain, any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not false or misleading. There is no fact known to it or any of its Subsidiaries which has not been disclosed to Holdings, in the case of the Company, or to the Company, in the case of Holdings, that could reasonably be expected to have a Material Adverse Effect on (a) the ability of it or any of its Subsidiaries to perform this Agreement and carry out the transactions contemplated hereby, or (b) its consolidated financial condition, business, operations, assets, properties, results of operations or prospects.

                                   ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

     Each of the Stockholders, severally and not jointly, represents and warrants to Parent, Holdings and Merger Sub as follows:

     4.1. AUTHORITY. Such Stockholder has the power to enter into this Agreement and the other agreements contemplated hereby to be signed by such Stockholder and to consummate the transactions contemplated hereby and thereby. Such Stockholder has good title to the shares of Company Common Stock purportedly owned by such Stockholder as shown on Disclosure Schedule sec. 3.2, free and clear of all Encumbrances other than restrictions on transfer imposed by reason of the issuance of such shares without registration or qualification under applicable securities laws. This Agreement and the other agreements contemplated hereby to be signed by such Stockholder have been duly executed and delivered by such Stockholder, and constitute the valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their respective terms, subject to the qualifications that enforcement of the rights and remedies created hereby and thereby is subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether the enforcement is considered in a proceeding in equity or at law). On or before the Effective Date, the other agreements contemplated hereby to be executed and delivered by any Stockholder on or before the Effective Date will have been executed and delivered by such Stockholder, and, upon such execution and delivery, will constitute valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their respective terms, subject to the qualifications that enforcement of the rights and remedies created thereby are subject to
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(a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     4.2. NO CONFLICT. Neither the execution and delivery of this Agreement by such Stockholder and the other agreements contemplated hereby to be signed by such Stockholder, nor the performance by such Stockholder of such Stockholder's obligations hereunder or thereunder, nor the consummation by such Stockholder of the transactions contemplated hereby or thereby will with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any Encumbrance pursuant to, or right of termination under, any provision of any note, mortgage, indenture, lease, instrument or other agreement, Permit, concession, grant, franchise, license, judgment, order, decree, statute, ordinance, rule or regulation to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's assets or properties is bound or which is applicable to such Stockholder or any of such Stockholder's assets or properties.

     4.3 NO BROKER'S OR FINDER'S FEES. Such Stockholder has not paid or become obligated to pay any fee or commission to any broker, finder, financial advisor or intermediary in connection with the transactions contemplated by this Agreement.

     4.4 SOPHISTICATION. Such Stockholder by reason of such Stockholder's business and financial experience, and the business and financial experience of those persons retained by such Stockholder to advise such Stockholder with respect to the cash and shares of Parent Stock to be received by such Stockholder by reason of the Contribution, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the transactions contemplated by this Agreement. Such Stockholder acknowledges that he or it has been granted the opportunity to ask questions of, and receive answers from, representatives of Holdings concerning Holdings and Parent and the Parent Stock that such Stockholder is receiving by reason of the Contribution, and to obtain any additional information that such Stockholder deems necessary to verify the accuracy of the answers such Stockholder received from such representatives. Such Stockholder represents and warrants that such Stockholder is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act.

                                   ARTICLE 5

            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub, jointly and severally, represent and warrant to the Company and the Stockholders as follows:

     5.1. CORPORATE STATUS OF PARENT AND MERGER SUB. Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite corporate power to own, operate and lease its properties and to carry on its business as now being conducted.

     5.2.  AUTHORITY FOR AGREEMENT; NONCONTRAVENTION

     5.2.1. AUTHORITY. Each of Parent and Merger Sub has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of Parent and Merger Sub and the stockholder of Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against each of them in accordance with its terms, subject to the qualifications that enforcement of the rights and remedies created hereby are subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting

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the rights and remedies of creditors and (b) general principles of equity
(regardless of whether enforcement is considered in a proceeding in equity or at law). On or before the Effective Date, the other agreements contemplated hereby to be executed and delivered by Parent and Merger Sub on or before the Effective Date will have been executed and delivered by Parent and Merger Sub, and, upon such execution and delivery, will constitute valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their respective terms, subject to the qualifications that enforcement of the rights and remedies created thereby are subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws of general application affecting the rights and remedies of creditors and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     5.2.2. NO CONFLICT. Neither the execution and delivery of this Agreement by Parent or Merger Sub, nor the performance by Parent or Merger Sub of its obligations hereunder, nor the consummation by Parent or Merger Sub of the transactions contemplated hereby will (a) conflict with or result in a violation of any provision of the Certificates of Incorporation or by-laws of Parent or Merger Sub, or (b) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation or breach of, or constitute a default under, or result in any right to accelerate or result in the creation of any Encumbrance pursuant to, or right of termination under, any provision of any note, mortgage, indenture, lease, instrument or other agreement, Permit, concession, grant, franchise, license, judgment, order, decree, statute, ordinance, rule or regulation to which Parent or Merger Sub is a party or by which either of them or any of their respective assets or properties is bound or which is applicable to either of them or any of their assets or properties. No authorization, consent or approval of, or filing with or notice to, any Governmental Entity is necessary for the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby, except for (i) the filing of the Certificate of Merger with the Secretary of State of Delaware, and (ii) any filings as may be required under applicable federal or state securities laws.

     5.3 LITIGATION. There is no claim, action, suit arbitration or proceeding pending or, to the knowledge of Parent, threatened against or involving Parent which, if determined adversely to Parent, could have a material adverse effect on the financial condition, business, operations, assets, properties, results of operations or prospects of Parent.

     5.4 INTERIM OPERATIONS OF MERGER SUB. Parent and Merger Sub were formed solely for the purpose of engaging in the transactions contemplated by this Agreement and have engaged in no business activities other than as contemplated by this Agreement.

                                   ARTICLE 6

                      CONDUCT PRIOR TO THE EFFECTIVE TIME

     Each of Holdings and the Company, in each case for itself and each of its Subsidiaries, covenants and agrees as follows, from and after the date of this Agreement and until the Effective Time, except as otherwise expressly contemplated by or set forth in this Agreement or expressly consented to in writing by the Company, in the case of Holdings, or by Holdings, in the case of the Company:

     6.1. GENERAL CONDUCT OF BUSINESS. Between the date of this Agreement and the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to its terms, it shall (a) carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due subject to good faith disputes over such obligations, and use all reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers and others having business relationships with it, to the end that its goodwill and ongoing business be unimpaired at the Effective Time, and (b) promptly notify Holdings, in the case of the Company, or the Company, in the case of Holdings, of any event or occurrence not in the ordinary course of its business which

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will result or could reasonably be expected to result in costs to it, individually or in the aggregate, in excess of $100,000, or that could prevent or materially delay the consummation of the transactions contemplated hereby. Without limiting the generality of the foregoing except as indicated in the specific exceptions set forth below, it shall not:

          (a) amend its Certificate of Incorporation or by-laws;

          (b) declare or pay any dividends or distributions on its outstanding shares of capital stock nor purchase, redeem or otherwise acquire for consideration any shares of its capital stock or other securities except in accordance with agreements existing as of the date hereof;

          (c) issue or sell any shares of its capital stock (except pursuant to any options, stock appreciation or purchase rights, warrants, conversion rights or other rights, securities or commitments obligating it to issue or sell any shares of its capital stock and outstanding as of the date hereof), effect any stock split or otherwise change its capitalization as it exists on the date hereof, or issue, grant, or sell any options, stock appreciation or purchase rights, warrants, conversion rights or other rights, securities or commitments obligating it to issue or sell any shares of its capital stock, or any securities or obligations convertible into, or exercisable or exchangeable for, any shares of its capital stock;

          (d) borrow or agree to borrow any funds or voluntarily incur, or assume or become subject to, whether directly or by way of guaranty or otherwise, any obligation or Liability, except obligations incurred in the ordinary course of business consistent with past practices and except for debt incurred pursuant to the commitment letter referred to in Section 3.28 and the Subordinated Notes;

          (e) pay, discharge or satisfy any claim, obligation or Liability in excess of $50,000 (in any one case) or $100,000 (in the aggregate), other than the payment, discharge or satisfaction in the ordinary course of business of obligations reflected on or reserved against in the Interim Balance Sheet, or incurred since the Interim Balance Sheet Date in the ordinary course of business consistent with past;

          (f) except as required by applicable law, adopt or amend in any material respect, any agreement or plan (including severance arrangements) for the benefit of its employees;

          (g) sell, mortgage, pledge or otherwise encumber or dispose of any of its assets which are material, individually or in the aggregate, to its business, except in the ordinary course of business consistent with past;

          (h) acquire by merging or consolidating with, or by purchasing any equity interest in or a material portion of the assets of, any business or any corporation, partnership interest, association or other business organization or division thereof, or otherwise acquire any assets which are material, individually or in the aggregate, to the its business, except in the ordinary course of business consistent with past practices;

          (i) grant any bonus; grant any increase in the rate of pay or otherwise increase the compensation payable or to become payable to any officer, director, key salaried employee, or agent; grant any increase in the rates of pay or other compensation payable to its employees, other than increases in the salaries of non-officer employees made in the ordinary course of business consistent with past practices; or institute or increase the benefits under any bonus, insurance, pension or other benefit plan, payment, contract, commitment or arrangement;

          (j) enter into any transaction with any Affiliate other than (A) transactions involving only the elimination of rights, claims or other benefits of such Affiliate, with no adverse consequences to it (including without limitation the obtaining of the terminations, consents and waivers set forth in its Disclosure Schedule sec. 3.5); (B) the payment of compensation and reimbursement of expenses in accordance with existing employment agreements and usual past practices); (C) subject to this Section, sales of goods and services to its Subsidiaries in the ordinary course of business consistent with past practices; and (D) the transfer of funds to its Subsidiaries solely for the purpose of investment in bank time deposits or money market investments;

          (k) dispose of, permit to lapse, or otherwise fail to preserve the its right to use its Proprietary Rights or enter into any settlement regarding the breach or infringement of, any of its Proprietary Rights, or modify any existing rights with respect thereto, other than in the ordinary course of business consistent with past practices, and other than any such disposal, lapse, failure, settlement or modification that does not have, and could not reasonably be expected to have, a Material Adverse Effect;

          (l) enter into any contract or commitment or take any other action that is not in the ordinary course of its business or could reasonably be expected to have an adverse impact on the transactions contemplated hereunder or that would result or could reasonably be expected to result in costs to it, individually or in the aggregate, in excess of $100,000;

          (m) amend in any material respect any agreement to which it is a party or to which any of its property or assets is bound, the amendment of which will result or could reasonably be expected to result in costs to it, individually or in the aggregate, in excess of $100,000, except as provided herein with respect to the execution of new employment agreements as set forth in Section 7.9 or otherwise executed in connection with the execution of this Agreement;

          (n) waive, release, transfer or permit to lapse any claims or rights
     (i) that has a value, or involves payment or receipt by it, of more than $25,000 or (ii) the waiver, release, transfer or lapse of which would result or could reasonably be expected to result in costs to it in excess of $25,000;

          (o) make any change in any method of accounting or accounting practice; or

          (p) agree, whether in writing or otherwise, to take any action described in this Section.

     6.2. INSURANCE. It shall maintain with financially sound and reputable insurance companies, funds or underwriters adequate insurance (including without limitation insurance described in its Disclosure Schedule sec. 3.19) of the kinds, covering such risks, and in such amounts, and with such deductible and exclusions, as are consistent with past practices.

     6.3. CONSENTS OF THIRD PARTIES. It shall employ its best efforts to secure, before the Closing Date, the consent, in form and substance satisfactory to the other party and its counsel, to the consummation of the transactions contemplated by this Agreement by each party to any of its contracts, commitments, or obligations under which such transactions would constitute a default, or would accelerate, modify or vest any rights or obligations of it or any other party thereto, or would permit cancellation or termination by any other party of any such contract, commitment or obligation.

     6.4. COMPLIANCE WITH LAWS. It shall duly comply in all material respects with all applicable laws, rules, regulations and orders.

     6.5. ACCESS AND INFORMATION. It shall afford to the other and to its officers, employees, accountants, counsel and other authorized representatives full and complete access, upon 24 hours advance telephone notice, during regular business hours, throughout the period prior to the earlier of the Effective Time or the termination of this Agreement pursuant to its terms, to its offices, properties, books and records, and shall use reasonable efforts to cause its representatives and independent public accountants to furnish to the other party such additional financial and operating data and other information as to its business, customers, vendors and properties as the other may from time to time reasonably request. It shall exercise such rights in a manner so as not to interfere unreasonably with the normal business operations of the other.

     6.6. PUBLIC DISCLOSURE. It agrees that its non-disclosure obligations contained in a Mutual Agreement of Confidentiality dated November 8, 1999 by and between Holdings and the Company, and any other non-disclosure obligations agreed to in writing by Holdings and the Company, shall remain in full force and effect in accordance with the terms of such letter agreement and such other writings. Unless otherwise required by law, any press release or other public disclosure of information regarding this Agreement or the transactions contemplated hereby will be prepared by Holdings, subject to the approval of the Stockholders, which approval shall not be unreasonably withheld or delayed.

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                                   ARTICLE 7

                             ADDITIONAL AGREEMENTS

     7.1. FILING OF PROXY STATEMENT/PROSPECTUS. Parent and Holdings shall prepare and file with the SEC a registration statement on Form S-4 or other appropriate form (including all duly filed amendments and supplements thereto, the "Registration Statement"), relating to the registration under the Securities Act of the Parent Stock to be issued in the Merger and the Contribution, and shall file with appropriate state securities administrators such registration statements or other documents, if any, as may be required under applicable blue sky laws to register or qualify such shares in such states as are necessary to consummate the Merger and the Contribution. Parent and Holdings shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as practicable. The parties to this Agreement agree to correct promptly any information provided by each of them for use in the Registration Statement that contains any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The prospectus contained in the Registration Statement will also constitute a proxy statement of Holdings for the meeting of its stockholders to be held to approve the Merger (the "Stockholder Approval"). Holdings shall, as promptly as practicable, take all steps necessary to call, give notice of, convene and a hold a meeting of its stockholders for the purpose of approving this Agreement, the Merger, and the other transactions contemplated hereby, and shall recommend to its stockholders, and solicit proxies for, and in general use its best commercially reasonable efforts to obtain, the Stockholder Approval and stockholder approval of all other matters that Holdings shall submit to its stockholders.

     7.2. PROCEDURES IN CONNECTION WITH THE REGISTRATION STATEMENT; COOPERATION. Parent and Holdings shall promptly notify the Company of the receipt by Parent or Holdings of any comments of or requests by the SEC with respect to the Registration Statement and will promptly supply the Company with copies of correspondence between the Parent, Holdings and its representatives, on the one hand, and the SEC or members of its staff or any other appropriate government officials, on the other, with respect to the Registration Statement. The parties to this Agreement will use all reasonable efforts to obtain and furnish the information required to be included in the Registration Statement and shall each use commercially reasonable efforts to respond promptly to any comments made by the SEC or any other governmental official with respect to the Registration Statement and any preliminary versions thereof and to cause the proxy statement contained therein to be mailed to the stockholders of Holdings as soon as practicable; provided, however, that Parent and Holdings shall direct and control all communications with the SEC with respect to the Registration Statement, and the Company and the Stockholders shall cooperate therewith. Parent or Holdings shall advise the Company, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any amendment or supplement thereto has been filed, or the issuance of any stop order in any jurisdiction, of the initiation or threat of any proceeding for such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for any additional information.

     7.3. BLUE SKY LAWS. Parent and Holdings shall take such steps, if any, as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable to the issuance of shares of Parent Stock pursuant to the Merger and the Contribution except that it will not be required to execute a general consent to service of process in jurisdictions where it has not already done so. The Company and the Stockholders shall use commercially reasonable efforts to assist Parent and Holdings as may be necessary to comply with the securities and blue sky laws of all jurisdictions which are applicable in connection with the issuance of Parent Stock pursuant hereto. Each Stockholder represents that such Stockholder has resided, and continues to reside, in the State of Connecticut at all times since November 8, 1999.

     7.4. AMERICAN STOCK EXCHANGE LISTING. Parent agrees to authorize for listing on the American Stock Exchange, prior to the Effective Time, the shares of Parent Stock issuable in connection with the Merger and the Contribution, upon official notice of issuance.

     7.5. EXPENSES. Parent and Holdings shall be responsible for their own costs and expenses in connection with the Merger, including fees and disbursements of consultants, investment bankers and other financial advisors, brokers and finders, counsel and accountants. The Company shall be responsible for its and
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

the Stockholders' costs and expenses in connection with the Merger and the Contribution, including fees and disbursements of consultants, investment bankers and other financial advisors, brokers and finders, counsel and accountants.

     7.6. EXCLUSIVITY. From and after the date of this Agreement until the earlier of the Effective Time and termination of this Agreement in accordance with Article 10 hereof (the "Exclusivity Period"), the Company and the Stockholders shall not, directly or indirectly, through any officer, director, employee, Affiliate or agent of the Company or any Stockholder, or otherwise, take any action to solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any third party regarding any acquisition of the Company, any merger or consolidation with or involving the Company, or any acquisition of any material portion of the stock or assets or the Company. The Company and the Stockholders agree that in no event shall the Company or any Stockholder accept or enter into an agreement concerning any such third party acquisition transaction during the Exclusivity Period. The Company and the Stockholders shall notify Parent and Holdings immediately after receipt by the Company or any Stockholder (or any officer, director, employee, Affiliate or agent of the Company or any Stockholder) at any time during the Exclusivity Period of any unsolicited proposal for, or inquiry respecting, any third party acquisition transaction involving the Company or any request for nonpublic information in connection with such a proposal or inquiry, or for access to the properties, books or records of the Company by any person, or entity that informs the Company or any Stockholder that it is considering making, or has made, such a proposal or inquiry. Such notice to Parent will indicate in reasonable detail the identity of the person making the proposal or inquiry and the terms and conditions of such proposal or inquiry.

     7.7. TAX-FREE TREATMENT; TAX MATTERS CERTIFICATES. Parent, Holdings and the Company shall each use all reasonable efforts to cause the Merger and the Contribution, taken together, to be treated as a transaction described in
Section 351 of the Code. Parent and Holdings, on the one hand, and the Company, on the other, shall use all reasonable efforts to obtain, as promptly as practicable following the date hereof and in any event prior to the Effective Time, such oral or written assurances as it reasonably deems sufficient to enable it to execute and deliver to the Company, in the case of Parent and Holdings, or to Parent and Holdings, in the case of the Company, certificates substantially in the forms set forth in Exhibit E hereto (the "Tax Matters Certificates") as an exhibit to the tax matters opinions to be delivered at the Closing in accordance with Section 8.2.6 of this Agreement.

     7.8. TRANSFER OF THE WATERTOWN, CONNECTICUT FACILITY AND THE RELATED MORTGAGE DEBT; LEASES. At or before the Closing, the Company shall transfer and sell its Watertown, Connecticut facility to one or more Stockholders, or an entity controlled by one or more of them, in consideration of the assumption by such buyer or buyers of the mortgage debt currently secured thereby, and shall cause the transfer or assumption to or by such buyer or buyers of the mortgage debt currently secured thereby, with no further liability therefor attaching to the Company or any other corporate party to this Agreement. The sale and transfer of the Watertown facility shall be permissible under this Agreement notwithstanding any other provision to the contrary herein. Contemporaneously with the execution and delivery of this Agreement, the Company and each other party thereto has executed and delivered leases in the forms of Exhibit F, Exhibit G and Exhibit H with respect to the facilities currently owned or leased by the Company in Watertown and Stamford, Connecticut, such leases to be effective at the Closing.

     7.9. EMPLOYMENT AGREEMENTS. Contemporaneously with the execution and delivery of this Agreement, Parent and Holdings' wholly owned subsidiary Vermont Pure Springs, Inc. and each other party thereto has executed and delivered employment agreements (which shall have the effect of terminating any existing employment agreements) in the forms attached hereto as Exhibit I, Exhibit J, Exhibit K, Exhibit L and Exhibit M with, respectively, Timothy Fallon, Bruce MacDonald, Peter K. Baker, John B. Baker and Henry E. Baker, such employment agreements to be effective at the Closing.

     7.10. LOCK-UP AGREEMENTS. At the Closing, each of the Stockholders shall have furnished to Parent and Holdings a Lock-Up Agreement, substantially in the form of Exhibit N, prohibiting until the first anniversary of the Closing Date the sale, transfer, pledge or other disposition by him or it of the shares of Parent Stock received in connection with the Contribution.

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     7.11.  BOARD OF DIRECTORS OF PARENT.  Prior to the Closing, effective at the Effective Time, the board of directors of Parent will establish the size of the full board at nine directors, six of whom shall be current directors of Holdings, and will elect to the board Peter Baker, Ross Rapaport and Henry Baker. Subject only to the fiduciary duties of its directors, with respect to the first annual meeting of stockholders following the Closing, Parent will use its best efforts to nominate and cause Peter Baker, Ross Rapaport and Henry Baker to be elected as a member of the Board of Directors.

     7.12. DISCLOSURE SUPPLEMENTS. From time to time prior to the Effective Time, and in any event immediately prior to the Effective Time, each of Holdings and the Company shall promptly supplement or amend its Disclosure Schedule with respect to any matter hereafter arising that, if existing, occurring, or known at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or that is necessary to correct any information in such Disclosure Schedule that is or has become inaccurate. Notwithstanding the foregoing, if any such supplement or amendment discloses a Material Adverse Effect, the conditions to the other party's obligations to consummate the Merger and the Contribution set forth in Article 8 hereof shall be deemed not to have been satisfied.

     7.13. REASONABLE EFFORTS. Subject to terms and conditions herein provided, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Merger and the Contribution and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Parent, Holdings and the Company each will use all reasonable efforts to obtain all approvals, authorizations, consents and waivers from, and give all notices to, any public or private third parties that are necessary on its part in order to effect the transactions contemplated hereby.

                                   ARTICLE 8

                              CONDITIONS PRECEDENT

     8.1. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF EACH PARTY. The obligations of the parties hereto to effect the Merger and the Contribution shall be subject to the fulfillment at or prior to the Closing of the following conditions:

          8.1.1. NO INJUNCTION. No injunction or restraining or other order issued by a court of competent jurisdiction that prohibits or materially restricts the consummation of the Merger, the Contribution or the other transactions contemplated hereby shall be in effect (each party agreeing to use all reasonable efforts to have any injunction or other order immediately lifted), and no action or proceeding shall have been commenced seeking any injunction or restraining or other order that seeks to prohibit, restrain, invalidate or set aside consummation of the Merger, the Contribution or any of the other transactions contemplated hereby.

          8.1.2. ILLEGALITY. There shall not have been any action taken, and no statute, rule or regulation shall have been enacted, by any state or federal government agency that would prohibit or materially restrict the consummation of the Merger, the Contribution or the other transactions contemplated hereby.

          8.1.3. PREMERGER NOTIFICATION COMPLIANCE. To the extent applicable, if any, all requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder applicable to the transactions contemplated hereby shall have been met, including, without limitation, all necessary filing and waiting requirements, and neither the United States Department of Justice nor the Federal Trade Commission shall have raised objection to the transactions contemplated hereby.

          8.1.4. STOCKHOLDER APPROVAL. Holdings shall have obtained the Stockholder Approval specified in Section 7.1.

          8.1.5. CREDIT COMMITMENT. The credit commitment of Webster Bank described in Section 3.28 shall be in full force and effect as of the Closing Date, and all conditions to the disbursement of funds thereunder in accordance with the terms and provisions thereof shall have been satisfied.


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          8.1.6.  REGISTRATION STATEMENT.  The Registration Statement shall have been declared effective by the SEC and at the Closing Date shall remain effective and shall not be subject to any stop order.

     8.2. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARENT, HOLDINGS, MERGER SUB, THE COMPANY AND THE STOCKHOLDERS TO EFFECT THE MERGER AND THE
CONTRIBUTION. The obligation of Parent, Holdings and Merger Sub (collectively, the "VPS Parties") to effect the Merger, and the obligation of the Stockholders to effect the Contribution, shall be subject to the fulfillment by the Company and the Stockholders (collectively, the "CRI Parties"), at or prior to the Closing Date, of each of the indicated conditions below, or the written waiver of fulfillment of any such indicated condition by the VPS Parties. The obligation of the CRI Parties to effect the Contribution shall be subject to the fulfillment by the VPS Parties, at or prior to the Closing Date, of each of the indicated conditions below, or the written waiver of fulfillment of any such indicated condition by the CRI Parties.

          8.2.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the VPS Parties or the CRI Parties, as the case may be, set forth in this Agreement shall be true and correct in all material respects on and as of the Effective Time, except for changes expressly contemplated by this Agreement and except for those representations and warranties which address matters only as of a particular date (which shall remain true and correct as of such date), with the same force and effect as if made on and as of the Effective Time; and, without limiting the generality of the foregoing, the VPS Parties and the CRI Parties, as the case may be, shall have obtained all of the terminations, consents and waivers set forth in Disclosure Schedule sec. 3.5 to be obtained by the appropriate party.

          8.2.2. AGREEMENTS AND COVENANTS. Each of the VPS Parties, and each of the CRI Parties, as the case may be, shall have performed in all material respects all of their agreements and covenants set forth herein that are required to be performed by it at or prior to the Effective Time.

          8.2.3. NO MATERIAL CHANGE. Since the date of this Agreement, there shall not have been any material damage to or loss or destruction (whether or not covered by insurance) of any of the properties or assets owned or leased by the VPS Parties or the Company, as the case may be, nor has there been any Material Adverse Effect or the imposition of any law, rule, regulation or order that could reasonably be expected to have a Material Adverse Effect upon the VPS Parties or the Company, as the case may be.

          8.2.4. OFFICERS' CLOSING CERTIFICATE. The VPS Parties shall have executed and delivered to the CRI Parties, and the CRI Parties shall have executed and delivered to the VPS Parties, a certificate, duly executed by the President and the Chief Financial Officer of Parent and Holdings, or duly executed by the Stockholders and by the President and Chief Financial Officer of the Company, as the case may be, in form and substance reasonably satisfactory to the receiving parties and their counsel, that the conditions specified in Sections 8.2.1, 8.2.2 and 8.2.3 have been satisfied.

          8.2.5. LEGAL OPINION. The VPS Parties shall have received opinions from Ross Rapaport, Esq., and Bingham Dana LLP, respectively, counsel to the CRI Parties, reasonably satisfactory in form and substance to the VPS Parties and their counsel; and the CRI Parties shall have received an opinion from Foley, Hoag & Eliot LLP, counsel to the VPS Parties, reasonably satisfactory in form and substance to the CRI Parties and their counsel.

          8.2.6. TAX MATTERS OPINION. The VPS Parties shall have received a favorable opinion from Foley, Hoag & Eliot LLP, special tax counsel to the VPS Parties, and the CRI Parties shall have received a favorable opinion of Bingham Dana LLP, special tax counsel to the CRI Parties, in each case with respect to matters under Section 351 of the Code. In rendering such opinions, counsel shall be entitled to request, receive and rely upon certificates regarding tax matters containing representations, warranties and covenants that are customary for transactions of this nature.

          8.2.7. DELIVERY OF CERTIFICATE OF MERGER. The obligations of the CRI Parties shall be subject to the condition that the constituent corporations to the Merger shall have duly executed and delivered the Certificate of Merger for filing with the Secretary of State of Delaware.

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          8.2.8.  TENDER OF COMPANY COMMON STOCK.  The obligations of the VPS
     Parties shall be subject to the condition that each of the Stockholders shall have tendered his or its certificates evidencing Company Common Stock as described in Section 2.5.1.

          8.2.9. DELIVERY OF EMPLOYMENT AGREEMENTS BY HOLDINGS OFFICERS. The obligations of the CRI Parties shall be subject to the condition that each of Timothy Fallon and Bruce MacDonald shall have executed and delivered the employment agreements described in Section 7.9. The transactions contemplated hereby shall not have triggered, and shall have no remaining potential to trigger, any contractual obligation on the part of Parent, the Surviving Corporation or any Subsidiary of the Surviving Corporation to make any compensation or other similar payments to the directors, officers or employees of any of them; and neither Parent nor the Surviving Corporation or any Subsidiary of the Surviving Corporation shall have any obligation to provide any severance benefits to any of their employees in connection with any termination of their employment.

          8.2.10. DELIVERY OF EMPLOYMENT AGREEMENTS BY COMPANY OFFICERS AND LOCK-UP AGREEMENTS BY THE STOCKHOLDERS. The obligations of the VPS Parties shall be subject to the condition that each of Peter Baker, Jack Baker and Henry Baker shall have executed and delivered the employment agreements described in Section 7.9, and to the further condition that each Stockholder shall have executed and delivered the Lock-Up Agreement described in Section 7.10. Each officer and each member of the board of directors of the Company shall have resigned as an officer or director of the Company, as the case may be, effective as of the Effective Time. The transactions contemplated hereby shall not have triggered, and shall have no remaining potential to trigger, any contractual obligation on the part of Parent, the Surviving Corporation or any Subsidiary of the Surviving Corporation, or the Company to make any compensation or other similar payments to the directors, officers or employees of any of them; and neither Parent nor the Surviving Corporation or any Subsidiary of the Surviving Corporation nor the Company shall have any obligation to provide any severance benefits to any of their employees in connection with any termination of their employment.

          8.2.11. REAL PROPERTY TRANSFER AND LEASES. The obligations of the VPS Parties shall be subject to the condition that the Company shall have transferred its Watertown, Connecticut facility and the related indebtedness as contemplated by Section 7.8, and the Company shall have entered into the leases described in Section 7.8 effective as of the Closing.

          8.2.12. REGISTRATION RIGHTS AGREEMENT. At the Closing, each of the Stockholders shall have executed and furnished to the Parent and Holdings a Registration Rights Agreement, substantially in the form of Exhibit O, that sets forth the registration rights agreed upon between the parties with respect to the Holdings stock transferred to the Stockholders at the Closing.

          8.2.13. PROCEEDINGS AND CLOSING DOCUMENTS SATISFACTORY. All proceedings in connection with the Merger, the Contribution and the other transactions contemplated by this Agreement, and all certificates and documents delivered by the VPS Parties or the CRI Parties pursuant to this Agreement shall be reasonably satisfactory to the CRI Parties or the VPS Parties, as the case may be, and their counsel.

                                   ARTICLE 9

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     9.1. NO SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, covenants, agreements and promises of the parties in this Agreement and any schedule, certificate or other writing delivered pursuant hereto or in connection herewith, other than those that by their terms are to be performed by Parent, the Surviving Corporation, the Company or the Stockholders after the Effective Time or after the Contribution, as the case may be, and other than as set forth in Section 10.2, shall terminate as of, and shall not survive, the consummation of the Merger and the Contribution or the termination of this Agreement. Notwithstanding the foregoing, representations, warranties and covenants in the Tax Matters Certificates shall survive the consummation of the Merger and the Contribution.

                                   ARTICLE 10

                                  TERMINATION

     10.1. TERMINATION EVENTS. This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, notwithstanding approval of the stockholders of Holdings:

          (a) by mutual written consent of Holdings and the Company;

          (b) by Holdings if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of the Company or the Stockholders and such breach has not been cured within ten (10) business days after written notice to the Company or the Stockholders, as the case may be (provided that neither Parent nor Merger Sub is in material breach of the terms of this Agreement, and provided further, that no cure period shall be allowed for a breach which by its nature cannot be cured) such that the conditions set forth in
     Article 8 required to be satisfied on the part of the Company or the Stockholders, as the case may be, will not be satisfied;

          (c) by the Company if there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Parent, Holdings or Merger Sub and such breach has not been cured within ten (10) business days after written notice to Parent (provided that neither the Company nor the Stockholders is in material breach of the terms of this Agreement, and provided further, that no cure period shall be allowed for a breach which by its nature cannot be cured) such that the conditions set forth in Article 8 required to be satisfied on the part of Parent, Holdings or Merger Sub, as the case may be, will not be satisfied;

          (d) by any party hereto if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the Merger or the Contribution, or (ii) there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger or the Contribution by any Governmental Entity which would make consummation of the Merger or the Contribution illegal or which would prohibit Parent's ownership or operation of all or a material portion of the business or assets of the Company, or compel Parent to dispose of or hold separate all or a material portion of the business or assets of the Company or Parent as a result of the Merger or the Contribution; or

          (e) by any party hereto if the Merger shall not have been consummated by October 20, 2000, provided that the right to terminate this Agreement under this Section 10.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date.

     Where action is taken to terminate this Agreement pursuant to this Section 10.1, such action shall be authorized by the board of directors of the party taking such action.

     10.2. EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 10.1 hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the Parent, Holdings, Merger Sub, the Company, the Stockholders or their respective officers, directors, stockholders or Affiliates, except to the extent that a party hereto is in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, and provided that the provisions of Sections 6.6 and 7.5 hereof and Articles 9 and 11 hereof shall remain in full force and effect and survive any termination of this Agreement.

                                   ARTICLE 11

                                 MISCELLANEOUS

     11.1. AMENDMENTS AND SUPPLEMENTS. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except (i) prior to the Effective Time, to the fullest extent permissible under Section 251(d) of the DGCL, by an agreement in writing signed by Parent, Holdings,

Merger Sub, the Company and the Stockholders, and (ii) after the Effective Time, by an agreement in writing signed by Parent and the Stockholders.

     11.2. WAIVER. The terms and conditions of this Agreement may be waived only by a written instrument signed by the party waiving compliance. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

     11.3. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

     11.4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, sent via a reputable overnight courier service with confirmation of receipt requested, or mailed by registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

To Holdings, Parent or Merger Sub:

         Vermont Pure Holdings, Ltd.
         P.O. Box C
         Route 66, Catamount Industrial Park
         Randolph, Vermont 05060
         Facsimile: (802) 728-4614
         Attn: Chairman and Chief Executive Officer

With a copy to:

          Dean F. Hanley, Esq.
          Foley, Hoag & Eliot LLP
          One Post Office Square
          Boston, Massachusetts 02109
          Facsimile: (617) 832-7000

     To the Company:

         Crystal Rock Spring Water Company
         1050 Buckingham Street
         Watertown, Connecticut 06795
         Facsimile: (860) 945-6246
         Attn: President

     With a copy to:

          Brian Keeler, Esq.
          Bingham Dana LLP
          150 Federal Street
          Boston, Massachusetts 02110
          Facsimile: (617) 951-8736

     To the Stockholders:

         Henry E. Baker
         c/o Crystal Rock Spring Water Company
         1050 Buckingham Street
         Watertown, Connecticut 06795

          Peter K. Baker
          c/o Crystal Rock Spring Water Company
          1050 Buckingham Street
          Watertown, Connecticut 06795

          John B. Baker
          c/o Crystal Rock Spring Water Company
          1050 Buckingham Street
          Watertown, Connecticut 06795

          Joan A. Baker
          c/o Crystal Rock Spring Water Company
          1050 Buckingham Street
          Watertown, Connecticut 06795

          Peter K. Baker Life Insurance Trust, Ross S. Rapaport, Trustee 750 Summer Street
          Stamford, Connecticut 06901

          John B. Baker Life Insurance Trust, Ross S. Rapaport, Trustee 750 Summer Street
          Stamford, Connecticut 06901

          Ross S. Rapaport, Trustee U/T/A dated 12/16/91 F/B/O Joan Baker et al. 750 Summer Street
          Stamford, Connecticut 06901

     With a copy to:

          Brian Keeler, Esq.
          Bingham Dana LLP
          150 Federal Street
          Boston, Massachusetts 02110
          Facsimile: (617) 951-8736

     11.5. ENTIRE AGREEMENT. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, excluding the Mutual Agreement of Confidentiality dated November 8, 1999 by and between Holdings and the Company. Each party hereto acknowledges that, in entering into this Agreement and completing the transactions contemplated hereby, such party is not relying on any representation, warranty, covenant or agreement not expressly stated in this Agreement or in the agreements, certificates and other documents among or between the parties contemplated by or referred to herein.

     11.6. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto (and such parties' respective successors and assigns) any rights or remedies hereunder, except as otherwise expressly provided herein. Neither this Agreement nor any of the rights and obligations of the parties hereunder shall be assigned or delegated, whether by operation of law or otherwise, without the written consent of all parties hereto, except that certain rights and obligations of Merger Sub and the Holdings will by operation of law be assigned and delegated to the Surviving Corporation as a result of the Merger without any further consent hereunder.

     11.7. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

     11.8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same agreement.

                                   * * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger and Contribution to be executed as an agreement under seal as of the date first above written.

                                          VERMONT PURE HOLDINGS, LTD.

                                          By: /s/ TIMOTHY M. FALLON
                                            ------------------------------------
                                              Title: Chief Executive Officer and
                                              President

                                          VP MERGER PARENT, INC.

                                          By: /s/ TIMOTHY M. FALLON
                                            ------------------------------------
                                              Title: Chief Executive Officer and
                                              President

                                          VP ACQUISITION CORP.

                                          By: /s/ TIMOTHY M. FALLON
                                            ------------------------------------
                                              Title: Chief Executive Officer and
                                              President

                                          CRYSTAL ROCK SPRING WATER COMPANY

                                          By: /s/ HENRY E. BAKER
                                            ------------------------------------
                                              Title: Chairman

                                          /s/ HENRY E. BAKER
                                          --------------------------------------
                                          Henry E. Baker

                                          /s/ JOAN A. BAKER
                                          --------------------------------------
                                          Joan A. Baker

                                          /s/ PETER K. BAKER
                                          --------------------------------------
                                          Peter K. Baker

                                          /s/ JOHN B. BAKER
                                          --------------------------------------
                                          John B. Baker

                                          /s/ ROSS RAPAPORT
                                          --------------------------------------
                                          Peter K. Baker Life Insurance Trust,
                                          Ross Rapaport, Trustee (and not
                                          individually)

                                          /s/ ROSS RAPAPORT
                                          --------------------------------------
                                          John B. Baker Life Insurance Trust,
                                          Ross Rapaport, Trustee (and not
                                          individually)

                                          /s/ ROSS RAPAPORT
                                          --------------------------------------
                                          Ross Rapaport, Trustee U/T/A dated
                                          12/16/91 F/B/O Joan Baker et al. (and
                                          not individually)

                                LIST OF EXHIBITS

Exhibit A  Form of Certificate of Merger
Exhibit B  Certificate of Incorporation of Parent
Exhibit C  By-laws of Parent
Exhibit D  Table of Cash, Parent Stock and Subordinated Notes Payable
           to each of the Stockholders
Exhibit E  Forms of Tax Matters Certificate
Exhibit F  Watertown Lease
Exhibit G  Stamford Ground Lease
Exhibit H  Stamford Building Lease
Exhibit I  Employment Agreement with Timothy G. Fallon
Exhibit J  Employment Agreement with Bruce M. MacDonald
Exhibit K  Employment Agreement with Peter K. Baker
Exhibit L  Employment Agreement with John B. Baker
Exhibit M  Employment Agreement with Henry E. Baker
Exhibit N  Form of Lock-Up Agreement
Exhibit O  Form of Registration Rights Agreement

                                                                       EXHIBIT A

                                    FORM OF
                             CERTIFICATE OF MERGER
                                       OF
                              VP ACQUISITION CORP.
                                 WITH AND INTO
                          VERMONT PURE HOLDINGS, LTD.

     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware DOES HEREBY CERTIFY:

     FIRST: The name and state of incorporation of each of the constituent corporations of the merger is as follows:

           NAME              STATE OF INCORPORATION
           ----              ----------------------
Vermont Pure Holdings, Ltd.         Delaware
VP Acquisition Corp.                Delaware

     SECOND: An agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: The corporation currently known as Vermont Pure Holdings, Ltd. shall be the surviving corporation and shall upon the filing of this certificate of merger be renamed DIAMOND ACQUISITION CORP.

     FOURTH: The certificate of incorporation of the surviving corporation, DIAMOND ACQUISITION CORP., as in effect immediately prior to the merger, shall be amended and restated in its entirety so that, as so amended, it reads as set forth on Attachment 1 hereto.

     FIFTH: The executed agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Route 66, Catamount Industrial Park, Randolph, Vermont 05060.

     SIXTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of either constituent corporation.

     IN WITNESS WHEREOF, Vermont Pure Holdings, Ltd. has caused this Certificate of Merger to be executed by its President and attested by its Secretary this
day of           , 2000.


                                                         VERMONT PURE HOLDINGS, LTD.
[SEAL]                                                   By:
ATTEST:
                                                         --------------------------------------------------------
By:                                                          President
--------------------------------------------------------
    Secretary

                                                       ATTACHMENT 1 TO EXHIBIT A

                                    FORM OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           DIAMOND ACQUISITION CORP.
                       F/K/A VERMONT PURE HOLDINGS, LTD.

     FIRST: The name of the corporation (the "Corporation") is Diamond Acquisition Corp.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of capital stock that the Corporation shall have the authority to issue shall be 100 shares of common stock, each of which shall have a par value of $0.01, amounting to an aggregate par value of $1.00.

     FIFTH: The Board of Directors is authorized to make, alter or repeal the by-laws of the Corporation. Election of directors need not be by written ballot.

     SIXTH: The Corporation shall indemnify each person who at any time is, or shall have been, a director or officer of the Corporation and was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement incurred in connection with any such action, suit or proceeding, to the maximum extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director or officer may be entitled, under any by-law, agreement, vote of directors or stockholders or otherwise. No amendment to or repeal of the provisions of this Article SEVENTH shall deprive a director or officer of the benefit hereof with respect to any act or failure to act occurring prior to such amendment or repeal.

     SEVENTH: No director of the Corporation shall be personally liable to the Corporation or to any of its stockholders for monetary damages arising out of such director's breach of fiduciary duty as a director of the Corporation, except to the extent that the elimination or limitation of such liability is not permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. No amendment to or repeal of the provisions of this Article SEVENTH shall deprive any director of the Corporation of the benefit hereof with respect to any act or failure to act of such director occurring prior to such amendment or repeal.

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, I have hereunto set my hand this   day of           ,
2000.

                                          --------------------------------------
                                          Timothy Fallon
                                          Chief Executive Officer

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                             VP MERGER PARENT, INC.

     Article 1. The name of the Corporation is: VP Merger Parent, Inc.

     Article 2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     Article 3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     Article 4. The total number of shares of capital stock which the Corporation shall have authority to issue is Fifty Million Five Hundred Thousand (50,500,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $.001 per share, and Five Hundred Thousand (500,000) shares shall be Preferred Stock, par value $.001 per share.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designations and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

          (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

     The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

     Article 5. The Board of Directors is authorized to make, alter or repeal the by-laws of the Corporation. Election of directors need not be by written ballot.

     Article 6. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly constituted annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders, except for unanimous written consent.

     Article 7. The name and mailing address of each person who shall serve as a Director of the Corporation until the first annual meeting of Stockholders, or until a successor or successors are elected and qualified is:

NAME                               ADDRESS
----                               -------
Timothy Fallon                     c/o Vermont Pure Holdings, Ltd.
                                   70 West Red Oak Lane
                                   White Plains, New York 10604

     Article 8. No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

     Article 9. All persons who the Corporation is empowered to indemnify pursuant to the provisions of Section 145 or the General Corporation law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect), shall be indemnified by the Corporation to the full extent permitted thereby. The following right of indemnification shall not be deemed to be exclusive of any other rights to which those seeking indemnification may be entitled under any by-laws, agreements, vote of stockholders or disinterested directors or otherwise.

     Article 10. The name and the mailing address of the sole incorporator of the Corporation is Kenneth A. Itrato, Esq. c/o Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts 02109.

     IN WITNESS WHEREOF, I have hereunto set my hand this   day of May, 2000.

                                          /s/ KENNETH A. ITRATO
                                          --------------------------------------
                                          Kenneth A. Itrato, Esq.
                                          Sole Incorporator

                                                                       EXHIBIT C

                                    BY-LAWS
                                       OF
                             VP MERGER PARENT, INC.

     Section 1. CERTIFICATE OF INCORPORATION AND BY-LAWS

     1.1 These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to the certificate of incorporation and by-laws mean the provisions of the certificate of incorporation and the by-laws as are from time to time in effect.

     Section 2. OFFICES

     2.1 Registered Office. The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

     2.2 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

     Section 3. STOCKHOLDERS

     3.1 Location of Meetings. All meetings of the stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the board of directors. Any adjourned session of any meeting shall be held at the place designated in the vote of adjournment.

     3.2 Annual Meeting. The annual meeting of stockholders shall be held at 10:00 a.m. on the second Thursday in May in each year (unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday)(the "Specified Date") or at such other date and time as shall be designated from time to time by the board of directors, at which they shall elect a board of directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

     3.3 Special Meeting in Place of Annual Meeting. If the election for directors shall not be held on the day designated by these by-laws, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting. Any such special meeting shall be called and the purposes thereof shall be specified in the call, as provided in Section 3.4.

     3.4 Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. Such notice may specify the business to be transacted and actions to be taken at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.5 Other Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by chairman of the board or the president and shall be called by the president or the secretary at the request in writing of a majority of the board of directors. Such request shall state the purpose or purposes of the proposed meeting and business to be transacted at any special meeting of the stockholders.

     3.6 Notice of Special Meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. No action shall be taken at such meeting unless such notice is given, or unless waiver of such notice is given by the holders of outstanding stock having not less than the minimum number of votes necessary to take such action at a meeting at which all shares entitled to vote thereon were voted. Prompt notice of all action taken in connection with such waiver of notice shall be given to all stockholders not present or represented at such meeting.

     3.7 Notice of Stockholder Business at a Meeting of the Stockholders.

     Unless otherwise prescribed by law or by the certificate of incorporation, the following provisions of this Section 3.7 shall apply to the conduct of business at any meeting of the stockholders. (As used in this Section 3.7, the term annual meeting shall include a special meeting in lieu of an annual meeting.)

          (a) At any meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in paragraph (b) of this Section 3.7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in paragraph
     (b) of this Section 3.7.

          (b) For business to be properly brought before any meeting of the stockholders by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 3.7, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than ninety (90) days prior to the Specified Date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the Specified Date, and if less than seventy days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the tenth day following the earlier of the date on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting; and (ii) in the case of a special meeting (other than a special meeting in lieu of an annual meeting), not later than the tenth (10th) day following the earlier of the day on which notice of the date of the scheduled meeting was mailed or the day on which public disclosure was made of the date of the scheduled meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, the name and address of the beneficial owner, if any, on whose behalf the proposal is made, and the name and address of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder of record, by the beneficial owner, if any, on whose behalf the proposal is made and by any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, and (iv) any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the proposal is made, in such proposed business and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal in such proposed business, to the extent known by such stockholder.

          (c) Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 3.7. The person presiding at the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting and in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare at the meeting and any such business not properly brought before the

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     meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 3.7, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this Section 3.7.

          (d) This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, Directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such meeting unless properly brought before the meeting as herein provided.

     3.8 Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     3.9 Quorum of Stockholders. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise required by law, or by the certificate of incorporation or by these by-laws. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

     3.10 Adjournment. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     3.11 Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

     3.12 Inspectors. If required to do so by Section 231 of the Delaware General Corporation Law or other applicable law or regulation, the directors or the person presiding at the meeting shall appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. If not so required, the directors or the person presiding at the meeting may, but need not, appoint such inspectors and substitute inspectors. In either event, the inspectors and substitute inspectors shall have such duties and responsibilities as are required by applicable law or regulation and such other duties and responsibilities not inconsistent therewith as the directors or the person presiding at the meeting shall deem appropriate.

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     3.13 Action by Vote.  When a quorum is present at any meeting, whether the same be an original or an adjourned session, a plurality of the votes properly cast for election to any office shall elect to such office and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

     3.14 No Action by Consent. Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly constituted annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

     Section 4. DIRECTORS

     4.1 Number. The number of directors which shall constitute the whole board shall be determined by resolution of the board. If the corporation has issued shares of its capital stock, such number of directors shall not be less than three. The number of directors may be decreased at any time or from time to time by the directors by vote of a majority of directors then in office, except that any such decrease by vote of the directors shall only be made to eliminate vacancies existing by reason of the death, resignation, removal or disqualification of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4.4 of these by-laws. Directors need not be stockholders.

     4.2 Tenure. Except as otherwise provided by law, by the certificate of incorporation or by these by-laws, each director shall hold office until the next annual meeting and until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

     4.3 Powers. The business of the corporation shall be managed by or under the direction of the board of directors which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

     4.4 Vacancies. Except as otherwise provided by law or by the certificate of incorporation, vacancies and any newly created directorships resulting from any increase in the number of directors shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

     4.5 Nomination of Directors.

     The following provisions of this Section 4.5 shall apply to the nomination of persons for election to the Board of Directors.

          (a) Nominations of persons for election to the Board of Directors of the Corporation may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in paragraph (b) of this Section 4.5, who shall be entitled to vote for the election of Directors at the meeting and who complies with the notice procedures set forth in paragraph (b) of this Section 4.5.

          (b) Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation, not less than ninety (90) days prior to the Specified Date, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the Specified Date, and if less than seventy days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so


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     delivered or received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting. Such stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or regulation applicable thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (y) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation's books, of such stockholder and (2) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder;
     and (z) as to the beneficial owner, if any, on whose behalf the nomination is made, (1) the name and address of such person and (2) the class and number of shares of the Corporation which are beneficially owned by such person. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee as a Director. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

          (c) No person shall be eligible to serve as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4.5. The person presiding at the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4.5, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this by-law.

     4.6 Committees. The board of directors may, by vote of a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

     4.7 Regular Meeting. Regular meetings of the board of directors may be held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

     4.8 Special Meetings. Special meetings of the board of directors may be held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the


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chairman of the board or president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the chairman of the board or president or by any one of the directors calling the meeting.

     4.9 Notice. It shall be reasonable and sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram or telecopy at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

     4.10 Quorum. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum; a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

     4.11 Action by Vote. Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

     4.12 Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

     4.13 Participation in Meetings by Conference Telephone. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

     4.14 Compensation. Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

     4.15 Interested Directors and Officers.

     (a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good

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     faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

          (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

          (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     (b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     4.16 Resignation or Removal of Directors. Unless otherwise restricted by the certificate of incorporation or by law, any director or the entire board of directors may be removed for cause by the holders of a majority of the stock issued and outstanding and entitled to vote at an election of directors. Any director may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time; and without in either case the necessity of its being accepted unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     Section 5. NOTICES

     5.1 Form of Notice. Whenever, under the provisions of law, or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telegram, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

     5.2 Waiver of Notice. Whenever notice is required to be given under the provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice.

     Section 6. OFFICERS AND AGENTS

     6.1 Enumeration; Qualification. The officers of the corporation shall be a chief executive officer, a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint including without limitation a chairman of the board and one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful

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performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

     6.2 Powers. Subject to law, to the certificate of incorporation and to the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

     6.3 Election. The board of directors at its first meeting after each annual meeting of stockholders shall choose a chief executive officer, a president, a secretary and a treasurer. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

     6.4 Tenure. Each officer shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

     6.5 Chief Executive Officer, President and Vice President. The chief executive officer and shall have direct and active charge of all business operations of the corporation and shall have general supervision of the entire business of the corporation, subject to the control of the board of directors. He shall preside at all meetings of the stockholders and of the board of directors at which he is present, except as otherwise voted by the board of directors. If there is no chief executive officer, the president shall have the duties and powers of the chief executive officer.

     The president or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

     Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the president.

     6.6 Treasurer and Assistant Treasurers. The treasurer shall be in charge of the corporation's funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the president.

     Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the treasurer.

     6.7 Secretary and Assistant Secretaries. The secretary shall record all proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the president.

     Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the president or the secretary.

     6.8 Resignation and Removal. Any officer may resign at any time by delivering his resignation in writing to the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any

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officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

     6.9 Vacancies. If the office of the president or the treasurer or the secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

     Section 7. CAPITAL STOCK

     7.1 Stock Certificates. Each stockholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors. Such certificate shall be signed by the president or a vice-president and (i) the treasurer or an assistant treasurer or
(ii) the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

     7.2 Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 8. TRANSFER OF SHARES OF STOCK

     8.1 Transfer on Books. Subject to any restrictions with respect to the transfer of shares of stock, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

     It shall be the duty of each stockholder to notify the corporation of his post office address.

     Section 9. GENERAL PROVISIONS

     9.1 Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action to which such record date relates. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting. If no record date is fixed,

          (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

          (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and

          (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.

     9.2 Dividends. Dividends upon the capital stock of the corporation may be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

     9.3 Payment of Dividends. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     9.4 Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

     9.5 Fiscal Year. The fiscal year of the corporation shall end on the last Saturday of October, unless otherwise determined by the board of directors.

     9.6 Seal. The board of directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

     Section 10.  AMENDMENTS

     10.1 By the Board of Directors. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the board of directors at which a quorum is present.

     10.2 By the Stockholders. Except as otherwise provided in Section 10.3, these by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

     10.3 Certain Provisions. Notwithstanding any other provision of law, the certificate of incorporation or these by-laws, and notwithstanding the fact that a lesser percentage may be specified by law, for purposes of Section 10.2 (but not Section 10.1) the affirmative vote of the holders of at least two-thirds of the shares of capital stock of the corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 3.5, Section 3.7, Section 3.14, Section 4 and Section 10 of these by-laws.

                                                                       EXHIBIT D

                               AGREEMENT AND PLAN
                                       OF
                            MERGER AND CONTRIBUTION

                                   EXHIBIT D

                                                 SUBORDINATED         PARENT            TOTAL
                                                  PROMISSORY          SHARE            TRANSFER
STOCKHOLDER                        CASH(1)           NOTE             AMOUNT            VALUE
-----------                     -------------    -------------    --------------    --------------
Henry E. Baker................  $5,500,000.00    $3,488,888.89    $ 3,355,438.61    $12,344,327.50
John B. Baker.................  $1,500,000.00    $5,200,000.00    $ 9,044,561.40    $15,744,561.40
Peter K. Baker................  $1,500,000.00    $5,200,000.00    $ 9,044,561.40    $15,744,561.40
Joan A. Baker.................  $         -0-    $3,511,111.11    $          -0-    $ 3,511,111.11
Ross Rapaport, Trustee U/T/A
  dated 12/16/91 F/B/O Joan
  Baker et al.................  $1,000,000.00    $5,200,000.00    $ 9,581,520.47    $15,781,520.47
Peter K. Baker Life Insurance
  Trust, Ross Rapaport,
  Trustee.....................  $         -0-    $         -0-    $    36,959.06    $    36,959.06
John B. Baker Life Insurance
  Trust, Ross Rapaport,
  Trustee.....................  $         -0-    $         -0-    $    36,959.06    $    36,959.06
Totals........................  $   9,500,000    $  22,600,000     31,100,000.00     63,200,000.00

---------------
(1) Should the average amount of cash and cash-equivalents of the Company as of the close of business on the five business days immediately preceding the Effective Date exceed $1,500,000, the excess shall be allocated proportionately to each Stockholder based on the Total Transfer Value.

                                                                       EXHIBIT N

                               LOCK-UP AGREEMENT

                                                            [Closing Date], 2000

Vermont Pure Holdings, Ltd. (f/k/a VP Merger Parent, Inc.)
P.O. Box C
Route 66, Catamount Industrial Park
Randolph, Vermont 05060
Attn: Chairman and Chief Executive Officer

Ladies & Gentlemen:

     In connection with that certain Agreement and Plan of Merger and
Contribution dated as of May   , 2000 (the "Merger Agreement") by and among VP
Merger Parent, Inc. (subsequently renamed Vermont Pure Holdings, Ltd., to whom this letter is addressed), VP Acquisition Corp., Vermont Pure Holdings, Ltd. (subsequently renamed Diamond Acquisition Corp.), Crystal Rock Spring Water Company ("Crystal Rock") and the stockholders of Crystal Rock, the undersigned has acquired shares of the common stock of Vermont Pure Holdings, Ltd. (f/k/a VP Merger Parent, Inc.) (the "Parent"). Accordingly, the undersigned is an owner of record or beneficially of certain shares of the common stock of the Parent (such shares acquired pursuant to the Merger Agreement, the "Common Stock").

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of the Parent pursuant to authorization by its Board of Directors (which consent may be withheld in the Parent's sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale) pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise dispose of any shares of Common Stock owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing to a date one (1) year after the date hereof; provided, however, that the foregoing restrictions shall not prohibit

      (i) any gift, assignment, transfer or other disposition to any immediate family member of the undersigned, to a trust or family partnership for the benefit of any immediate family member of the undersigned, or

     (ii) the assignment, transfer or other disposition of an aggregate of not more than 200,000 shares of Common Stock in one or more private transactions to persons or entities that are not competitors of the Parent or any subsidiary of the Parent, provided that, in each case described in the foregoing clauses (i) and (ii), the transaction does not result in any breach by the undersigned of any representation or warranty in the Tax Matters Certificates referred to in the Merger Agreement, the transaction is otherwise in compliance with law, and the Parent shall have received a copy of this letter agreement executed by each such transferee and, in each case described in the foregoing clause (ii), the Board of Directors shall have determined in good faith, and in its sole discretion, that a proposed transferee is not a competitor of the Parent or any subsidiary of the Parent. The undersigned further agrees and consents to the entry of stop transfer instructions with the Parent's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                          --------------------------------------
                                          Printed Name of Holder

                                          By:
                                              ----------------------------------
                                              Signature

                                          --------------------------------------
                                          Printed Name of Person Signing
                                          (and indicate capacity of person
                                          signing if signing as custodian,
                                          trustee, or on behalf of an entity)

                                                                      APPENDIX B

                           DUFF & PHELPS, LETTERHEAD

May 5, 2000

Board of Directors
Vermont Pure Holdings, Ltd.
Rt. 66, Catamount Commercial Park
Randolph, VT 06050

Dear Board of Directors:

     You have retained Duff & Phelps, LLC ("Duff & Phelps") to serve as independent financial advisor to Vermont Pure Holdings, Ltd. ("VPUR" or the "Company") to provide an opinion (the "Opinion") as to whether the transactions (the "Proposed Transaction") contemplated by the Agreement and Plan of Merger and Contribution dated this date, pursuant to which VP Merger Parent, Inc., a successor to the Company, will acquire Crystal Rock Spring Water Company ("Crystal Rock"), is fair from a financial point of view to the shareholders of the Company. Previously, Duff & Phelps has not provided financial advisory services to the Company or to Crystal Rock.

DESCRIPTION OF THE PROPOSED TRANSACTION

     The Proposed Transaction involves the acquisition of Crystal Rock for an aggregate consideration of $64.9 million, comprised of $9.5 million in cash, $31.1 million in common stock of the Company, $22.6 million in the form of subordinated notes to the sellers, and the assumption of $1.7 million in existing debt.

SCOPE OF ANALYSIS

     In conducting our analysis and arriving at our Opinion, we reviewed and analyzed, among other things:

           1. The Agreement and Plan of Merger and Contribution by and among the Company, VP Merger Parent, Inc., VP Acquisition Corp., Crystal Rock and the stockholders of Crystal Rock, dated this date.

           2. Forms 10-K or 10-KSB for the Company filed with Securities and Exchange Commission ("SEC") for the fiscal years ended on or about October 31, 1994 through 1999.

           3. Form 10-Q for the Company filed with the SEC for the three months ended January 31, 2000.

           4. Audited financial statements for Crystal Rock for the years ended October 31, 1994 through 1999.

           5. Unaudited interim financial statements for Crystal Rock for the three months ended January 31, 2000.

           6. Certain operating and financial information provided to us by the management of Company for both the Company and Crystal Rock including pro forma historical financial statements and internal budgets of future financial results on a standalone and combined basis.

           7. The historical stock prices and trading volume of the common stock of the Company.

           8. Transactions involving companies deemed similar to Crystal Rock.

           9. Financial information and market valuations of other publicly traded companies that we deemed to be reasonably comparable to Crystal Rock and the Company.

          10. Other financial studies, analyses, and investigations as we deemed appropriate.

     Duff & Phelps held discussions with members of the senior management of the Company regarding the history, current business operations, financial condition and future prospects of VPUR at the Company's

Board of Directors
Vermont Pure Holdings, Ltd.
May 5, 2000
Page  2

headquarters in Randolph, Vermont and toured its bottling facilities and natural spring source in Randolph and its distribution and warehouse facility in southern Vermont. We also held discussions with the senior management of Crystal Rock at their headquarters in Watertown, Connecticut and toured their bottling facility there. Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular. Duff & Phelps did not make any independent appraisals of the physical assets or liabilities of the Company or of Crystal Rock.

     In performing its analysis and rendering its Opinion with respect to the Proposed Transaction, Duff & Phelps relied upon the accuracy and completeness of all information provided to it, whether obtained from public or private sources, including Company management, and did not attempt to independently verify such information. With respect to financial forecasts, we have assumed that these have been reasonably prepared on bases reflecting the best currently available estimates of the Company and Crystal Rock management. Duff & Phelps' Opinion further assumes that information supplied and representations made by the management of both the Company and Crystal Rock are substantially accurate regarding their respective companies and the background and terms of the Proposed Transaction. Neither Company management nor its board of directors placed any limitation upon Duff & Phelps with respect to the procedures followed or factors considered by Duff & Phelps in rendering its Opinion.

     We delivered our findings to the Board of Directors of the Company on May 1, 2000. Our conclusion was that the Proposed Transaction, as then contemplated, was fair, from a financial point of view, to the shareholders of the Company. Duff & Phelps has prepared this Opinion effective as of the date set forth above and the Opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of such date.

     It is understood that this letter is only for the information of the Company and its shareholders. Except for its inclusion in the Form S-4 Registration Statement of the Company or its successor, to which we consent, or as required under the disclosure requirements of the securities laws and applicable law or legal process, this letter may not be quoted or referred to, in whole or in part, in any written document or used for any other purpose without our prior consent.

CONCLUSION

     Based upon and subject to the foregoing, Duff & Phelps is of the opinion that the Proposed Transaction is fair to the shareholders of Vermont Pure Holdings, Ltd. from a financial point of view.

                                          Respectfully submitted,

                                          /s/ DUFF & PHELPS, LLC
                                          ------------------------------
                                          Duff & Phelps, LLC

                                                                      APPENDIX C

                          VERMONT PURE HOLDINGS, LTD.

               1998 INCENTIVE AND NON-STATUTORY STOCK OPTION PLAN

SECTION 1. PURPOSE

     This 1998 Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of Vermont Pure Holdings, Ltd., a Delaware corporation (the "Company"), or its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the Company and its success. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other stock options ("Non-Statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock of such corporation or corporations is owned directly or indirectly by the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

     2.1 Options to be Granted. Options granted under the Plan may be either Incentive Options or Non-Statutory Options.

     2.2 Administration by the Committee. This Plan shall be administered by a committee (the "Committee") consisting of all members of the Compensation Committee of the Board of Directors of the Company (the "Board") who qualify as Outside Directors. The Committee shall have at least two (2) members at all times. "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director (as defined in such Rule). Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant, modify and amend options conditionally or unconditionally;
(ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Committee may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; (vii) the power to make, in its sole discretion, changes to any outstanding option granted under the Plan, including the power to reduce the exercise price, to accelerate the vesting schedule, or to extend the expiration date; and (viii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants.

     In addition, as to each option, the Committee shall have full and final authority in its sole discretion: (i) to determine the number of shares subject to each option; (ii) to determine the time or times at which options will be granted; (iii) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1(c) hereof; (iv) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1(a).

     No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

     2.3 Appointment and Proceedings of Committee. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee, provided that such appointees satisfy the requirements set forth in
Section 2.2 hereof. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

     3.1 Shares Subject to Plan. The stock subject to the options granted under the Plan shall be shares of the Company's common stock, $.001 par value ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 1,500,000 shares of Common Stock. Such number of shares shall be subject to adjustment as provided in Section 7 hereof. Such shares may be treasury shares or authorized but unissued shares.

     3.2 Lapsed or Unexercised Options. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and shall again become available for the grant of other options under the Plan.

SECTION 4. ELIGIBILITY

     4.1 Eligible Optionees. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-Statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary whether or not employees of the Company or such Subsidiary, and to consultants and other individuals providing services to the Company or its Subsidiaries.

     4.2 Limitations on 10% Stockholders. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder"), unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date on which it is granted.

     4.3 Limitation on Exercisable Options. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other option plan of the Company (or a parent or subsidiary as defined in Section 424 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-Statutory Option.

     4.4 Limitation on Number of Options Granted to an Individual. In no event shall Options with respect to more than 500,000 shares of Common Stock be granted to an individual in any calendar year.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

     5.1 Mandatory Terms. Each option agreement shall contain such provisions as the Committee shall from time to time deem appropriate. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

          (a) Expiration. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of an Incentive Option granted to a greater-than-10% stockholder).

          (b) Exercise. Each option shall be exercisable in full or in installments (which need not be equal) and at such times as designated by the Committee. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

          (c) Purchase Price. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). For the purpose of the Plan the fair market value of the Common Stock shall be the closing price per share of the Common Stock as reported on a nationally recognized stock exchange or on the Nasdaq National or SmallCap Market, or, if the Common Stock price is not so reported, the fair market value as determined by the Committee. The price at which shares may be purchased pursuant to Non-Statutory Options shall be specified by the Committee at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Non-Statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

          (d) Transferability of Options. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

          (e) Termination of Employment or Death of Optionee. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earliest to occur of:

             (i) the date of expiration thereof;

             (ii) other than in the case of death of the Optionee or retirement in good standing of the Optionee for reasons of age or disability under the then established rules of the Company, immediately upon termination of the Optionee's employment with or services to the Company by the Optionee for any reason or by the Company for cause (as hereinafter defined); or

             (iii) 30 days after the date of termination of the Optionee's employment with or services to the Company by the Company without cause; provided, however, that Non-Statutory Options granted to persons who are not employees of the Company need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (ii) and
        (iii) hereof. Until the date on which the option so expires, the Optionee may exercise that portion of his option which is exercisable at the time of termination of such relationship.

     An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment

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relationship between the Company and the Optionee shall be determined by the
Committee at the time thereof.

     For purposes of this Section 5.1(e), the term "cause" shall mean (a) any material breach by the Optionee of any agreement to which the Optionee and the Company are both parties, (b) any act (other than retirement) or omission to act by the Optionee which may have a material and adverse effect on the Company's business or on the Optionee's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (c) any material misconduct or material neglect of duties by the Optionee in connection with the business or affairs of the Company or any Subsidiary or affiliate of the Company.

     In the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executor, administrator or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise the option to the extent the Optionee was entitled to exercise such option as of the date of his death.

     If, before the date of expiration of the option, the Optionee shall be retired in good standing from the employ of the Company by reason of age or disability under the then established rules of the Company, the option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. Permanent and total disability shall be determined with reference to Section 22(e)(3) of the Code and the regulations issued thereunder. In the event of such retirement, the Optionee shall have the right prior to the termination of such option to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to such retirement.

          (f) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised with respect to such shares pursuant to the terms thereof, and (ii) the Company shall have issued and delivered a certificate representing such shares. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     5.2 Certain Optional Terms. The Committee may in its discretion provide, upon the grant of any option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time the option for the shares subject to repurchase was granted. The Committee may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an option granted hereunder. In the event the Committee shall grant options subject to the Company's repurchase rights or rights of first refusal, the certificate or certificates representing the shares purchased pursuant to the exercise of such option shall carry a legend satisfactory to counsel for the Company referring to such rights.

SECTION 6. METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

     6.1 Notice of Exercise. Any option granted under the Plan may be exercised by the Optionee by delivering to the Company on any business day a written notice specifying the number of shares of Common Stock the Optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

     6.2 Means of Payment and Delivery. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be made either (i) in cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) if authorized by the applicable option agreement, in shares of Common Stock of the Company having a fair market value equal to or less than the Total Option Price, plus cash in an amount equal to the excess, if any, of the Total Option Price over the fair market value of such shares of Common Stock. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be determined in the manner specified in

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

Section 5.1(c) hereof. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to Section 6.1.

SECTION 7. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     7.1 No Effect of Options upon Certain Corporate Transactions. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     7.2 Stock Dividends, Recapitalizations, Etc. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then: (i) the number, class and per share price of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares that the owner of an equal number of outstanding shares of Common Stock would own as a result of the event requiring the adjustment; and (ii) the number and class of shares with respect to which options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     7.3 Determination of Adjustments. Adjustments under this Section 7 shall be determined by the Committee and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

     7.4 No Adjustment in Certain Cases. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

SECTION 8. EFFECT OF CERTAIN TRANSACTIONS

     8.1 Merger without Change of Control. After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations, in each case as a result of which (i) the Company shall be the surviving corporation, and (ii) the stockholders of the Company immediately prior to such merger or consolidation receive or are entitled to receive consideration in the merger or consolidation and own after such merger or consolidation shares representing at least 50% of the voting power of the Company, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive (subject to any required action by stockholders), instead of (or, as the case may be, in addition to) the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities or property to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the record holder of a number of shares of Common Stock equal to the number of shares as to which such option was exercisable.

     8.2 Sale or Merger with Change of Control. If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if there is a merger or consolidation where the Company is the surviving corporation but the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of the Company, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets, while unexercised options remain outstanding under the Plan: (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be (each, a "Transaction"), each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction; (ii) the Committee may accelerate the time for exercise of all unexercised and unexpired options to a date prior to the effective date of such Transaction, specified by the Committee; or (iii) all outstanding options may be canceled by the Committee as of the effective date of such Transaction, provided that notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Committee shall have accelerated the time for exercise of all of the unexercised and unexpired options, in full during the 30-day period preceding the effective date of such Transaction.

SECTION 9. AMENDMENT OR TERMINATION OF THE PLAN

     The Board may terminate the Plan at any time, and may amend the Plan at any time and from time to time, subject to the limitation that, except as provided in Sections 7 and 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan.

     Except as provided in Sections 7 and 8 hereof, rights and obligations under any option granted before termination or amendment of the Plan shall not be altered or impaired by such termination or amendment except with the consent of the Optionee.

SECTION 10. NON-EXCLUSIVITY OF THE PLAN; NON-UNIFORM DETERMINATIONS

     Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive options under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective option agreements, as to (i) the persons to receive options under the Plan, (ii) the terms and provisions of options, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1(e) hereof.

SECTION 11. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW; WITHHOLDING TAXES

     The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Company may, but shall in no event be obligated to, register or qualify any shares covered by options under applicable federal and state securities laws; and in the event that any shares are so registered or qualified the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

     Whenever under the Plan shares are to be delivered upon exercise of an option, the Company shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto.

SECTION 12. "LOCKUP" AGREEMENT

     The Committee may in its discretion specify upon granting an option that the Optionee shall agree, for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, upon request of the Company or the underwriter or underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriter or underwriters, as the case may be.

SECTION 13. EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon its adoption by the Board of Directors provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to
Section 9 hereof, whichever shall first occur.

                       FORM OF PROXY FOR SPECIAL MEETING

                          VERMONT PURE HOLDINGS, LTD.

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL
             MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 5, 2000.

    The undersigned stockholder of Vermont Pure Holdings, Ltd. ("Vermont Pure") does hereby nominate, constitute and appoint Timothy G. Fallon and Bruce S. MacDonald or either one of them (with full power to act alone) my true and lawful attorney(s) and proxy(ies), with full power of substitution, for me and in my name, place and stead to vote all the shares of common stock of said Vermont Pure standing in my name on its books, as of August 30, 2000, at the Special Meeting of Stockholders to be held at the law office of Foley, Hoag & Eliot LLP, Sixteenth Floor, One Post Office Square, Boston, Massachusetts on October 5, 2000 at 10:00 a.m., or at any adjournments thereof, with all the powers the undersigned would possess if personally present on the following proposals more fully described in the accompanying Proxy Statement/Prospectus in the manner specified and in their discretion on any other business that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and proxy statement relating to the Special Meeting and hereby instructs said proxies to vote or refrain from voting such shares of Vermont Pure common stock as marked on the reverse side of this proxy card upon the matters listed thereon.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for the approval of the Agreement and Plan of Merger and Contribution, and the other matters on the agenda, in accordance with the recommendation of the Board of Directors of Vermont Pure. The proxies cannot vote your shares unless you sign and return this card.

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

--------------------------------------------------------------------------------

[X] Please mark your vote as in this example.

              THE BOARD OF DIRECTORS OF VERMONT PURE RECOMMENDS A
                         VOTE FOR PROPOSALS 1, 2 AND 3.

1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger and Contribution dated as of May 5, 2000, as amended, among Vermont Pure Holdings, Ltd., VP Merger Parent, Inc., VP Acquisition Corp., Crystal Rock Spring Water Company and the stockholders of Crystal Rock, as more fully described in the accompanying proxy statement and in Appendix A. If the transaction is approved by our shareholders, each share of common stock of existing Vermont Pure will be automatically converted into one share of VP Merger Parent common stock.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

2. To consider and vote upon a proposal to amend the 1998 Stock Option Plan of Vermont Pure as more fully described in the accompanying proxy statement and in Appendix C. If the amendment is approved, the number of shares covered by the plan will increase from 500,000 to 1,500,000.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. To consider and vote upon a proposal to adjourn the special meeting if necessary to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the special meeting to approve Items 1 and 2 or either of them.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

    The persons named as proxies shall have discretionary authority to vote on any matter which the board of directors of Vermont Pure did not know, a reasonable time before the meeting, would be presented at the meeting, as well as on matters incident to the conduct of the meeting.

    Please sign and date this proxy and return it in the enclosed return envelope, whether or not you expect to attend the Special Meeting. You may also vote in person if you do attend.

                                        Date:

                                        Signature (s):

    Note: Please sign this proxy exactly as name appears hereon. If shares are held as joint tenants, both joint tenants should sign. Attorneys-in-fact, executors, administrators, trustees, guardians, corporate officers or others signing in a representative capacity should indicate the capacity in which they are signing.